   As filed with the Securities and Exchange Commission on November 25, 2014


                                                   REGISTRATION NOS. 333-176654
                                                                      811-04001
================================================================================


                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]



                        POST-EFFECTIVE AMENDMENT NO. 14                     [X]


                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 221                            [X]
                               -----------------


                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-3067
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------


                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             RICARDO A. ANZALDUA,
                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                           NEW YORK, NEW YORK 10166


                                  COPIES TO:
                               W. THOMAS CONNER
                                REED SMITH LLP
                              1301 K STREET, N.W.
                            SUITE 1100 - EAST TOWER
                          WASHINGTON, D.C. 20005-3373


                               -----------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[_] on (date) pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a) (1) of Rule 485


[_] on (date) pursuant to paragraph (a) (1) of Rule 485


Title of Securities Registered: Interest in a separate account under individual flexible premium deferred variable annuity contracts.


================================================================================

PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
(OFFERED ON AND AFTER OCTOBER 7, 2011)
This Prospectus describes individual Preference Premier(R) contracts for deferred variable annuities ("Contracts").

--------------------------------------------------------------------------------

   You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in your Contract. Your choices may include the Fixed Account (not offered or described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

                                     MET INVESTORS FUND
ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION*+        MET/FRANKLIN LOW DURATION TOTAL RETURN
ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS*+  MET/TEMPLETON INTERNATIONAL BOND#
AMERICAN FUNDS(R) BALANCED ALLOCATION+               METLIFE ASSET ALLOCATION 100
AMERICAN FUNDS(R) GROWTH ALLOCATION                  METLIFE BALANCED PLUS*+
AMERICAN FUNDS(R) GROWTH                             METLIFE MULTI-INDEX TARGETED RISK*+
AMERICAN FUNDS(R) MODERATE ALLOCATION+               MFS(R) EMERGING MARKETS EQUITY
AQR GLOBAL RISK BALANCED*+                           MFS(R) RESEARCH INTERNATIONAL
BLACKROCK GLOBAL TACTICAL STRATEGIES*+               MORGAN STANLEY MID CAP GROWTH
CLARION GLOBAL REAL ESTATE                           OPPENHEIMER GLOBAL EQUITY
CLEARBRIDGE AGGRESSIVE GROWTH                        PANAGORA GLOBAL DIVERSIFIED RISK*+
HARRIS OAKMARK INTERNATIONAL                         PIMCO INFLATION PROTECTED BOND
INVESCO BALANCED-RISK ALLOCATION*+                   PIMCO TOTAL RETURN
INVESCO MID CAP VALUE                                PIONEER STRATEGIC INCOME
INVESCO SMALL CAP GROWTH                             PYRAMIS(R) GOVERNMENT INCOME*+
JPMORGAN CORE BOND                                   PYRAMIS(R) MANAGED RISK*+
JPMORGAN GLOBAL ACTIVE ALLOCATION*+                  SCHRODERS GLOBAL MULTI-ASSET*+
JPMORGAN SMALL CAP VALUE                             SSGA GROWTH AND INCOME ETF+
LOOMIS SAYLES GLOBAL MARKETS                         SSGA GROWTH ETF
LORD ABBETT BOND DEBENTURE                           T. ROWE PRICE MID CAP GROWTH
MET/EATON VANCE FLOATING RATE                        WMC LARGE CAP RESEARCH
                                      METROPOLITAN FUND
BAILLIE GIFFORD INTERNATIONAL STOCK                  METLIFE ASSET ALLOCATION 80
BARCLAYS AGGREGATE BOND INDEX*+                      METLIFE MID CAP STOCK INDEX
BLACKROCK BOND INCOME                                METLIFE STOCK INDEX
BLACKROCK CAPITAL APPRECIATION                       MFS(R) TOTAL RETURN
BLACKROCK LARGE CAP VALUE                            MFS(R) VALUE
BLACKROCK MONEY MARKET                               MSCI EAFE(R) INDEX
FRONTIER MID CAP GROWTH                              NEUBERGER BERMAN GENESIS
JENNISON GROWTH                                      RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP CORE                         T. ROWE PRICE LARGE CAP GROWTH
MET/ARTISAN MID CAP VALUE                            T. ROWE PRICE SMALL CAP GROWTH
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY          VAN ECK GLOBAL NATURAL RESOURCES#
METLIFE ASSET ALLOCATION 20+                         WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
METLIFE ASSET ALLOCATION 40+                         WMC CORE EQUITY OPPORTUNITIES
METLIFE ASSET ALLOCATION 60+
                                      AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION           AMERICAN FUNDS GROWTH-INCOME



*If You elect a GMIB Max, GMIB Max and EDB Max or GWB v1, You must allocate your purchase payments and Account Value among these Portfolios. (See "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits.") These Portfolios are also available for investment if You do not elect GMIB Max, EDB Max or GWB v1.
+If You elect the GLWB, You must allocate your purchase payments and Account
 Value among these Portfolios. (See "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits.") These Portfolios are also available for investment if You do not elect GLWB.
#These Portfolios are only available for investment if certain optional benefits are elected. (See "Your Investment Choices--Investment Allocation Restrictions For Certain Options Benefits--Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II.")


HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 28, 2014, as revised [.]. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 139 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


             If purchased through a     If purchased through a
             MetLife sales              New England Financial(R)
             representative:            sales representative:
             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             PO Box 10342               PO Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342
             (800) 638-7732             (800) 435-4117
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                [GRAPHIC]


 CONTRACTS
 AVAILABLE:

   .  Non-Qualified
   .  Traditional IRA
   .  Roth IRA

 CLASSES AVAILABLE
 FOR EACH CONTRACT
   .  B
   .  B Plus
   .  C
   .  L
   .  R

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Contracts has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for a B Plus Class Contract may be higher than similar contracts without a bonus. The purchase payment credits may be more than offset by the higher expenses for the B Plus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

You should read carefully the current Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses before purchasing a Contract. Copies of these prospectuses will accompany or precede the delivery of your Contract, unless You elect to register for METLIFE EDELIVERY(R), in which case they will be delivered electronically to You. You can also obtain copies of the prospectuses for the Portfolios by calling us or writing to us at the appropriate phone number or address below.

             If You purchased your      If You purchased your
             Contract through a         Contract through
             METLIFE sales              a NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342
             800-638-7732               800-435-4117

ELECTRONIC DELIVERY. You may elect to register for ESERVICE/SM/, which will allow You to do the following:

  .   view a consolidated account summary of your available products,

  .   track the performance of your investments,

  . perform select transactions such as funding option transfers and address changes, and

  . receive electronic delivery of Contract and Portfolio prospectuses, and annual and semi-annual reports for the Portfolios, and other related documents through METLIFE EDELIVERY(R).

For more information and/or to enroll, please log on to HTTPS://ESERVICE.METLIFE.COM.

                               TABLE OF CONTENTS


Important Terms You Should Know.........................................................................  5
Table of Expenses.......................................................................................  8
Accumulation Unit Values For Each Investment Division................................................... 19
MetLife................................................................................................. 20
Metropolitan Life Separate Account E.................................................................... 20
Variable Annuities...................................................................................... 21
    Replacement of Annuity Contracts.................................................................... 21
    The Contract........................................................................................ 22
Classes of the Contract................................................................................. 24
Your Investment Choices................................................................................. 27
    Investment Allocation Restrictions For Certain Optional Benefits.................................... 32
The Annuity Contract.................................................................................... 42
    Optional Automated Investment Strategies............................................................ 44
    Purchase Payments................................................................................... 46
        Allocation of Purchase Payments................................................................. 48
        Debit Authorizations............................................................................ 48
    The Value of Your Investment........................................................................ 48
    Transfer Privilege.................................................................................. 49
    Restrictions on Transfers........................................................................... 50
    Access to Your Money................................................................................ 52
        Systematic Withdrawal Program................................................................... 52
    Charges............................................................................................. 53
    Separate Account Charge............................................................................. 53
        Investment-Related Charge....................................................................... 54
    Annual Contract Fee................................................................................. 54
        Optional Enhanced Death Benefits................................................................ 55
        Optional Guaranteed Minimum Income Benefits..................................................... 55
        Optional Guaranteed Withdrawal Benefits......................................................... 56
        Optional Guaranteed Lifetime Withdrawal Benefits................................................ 56
        Optional Guaranteed Lifetime Withdrawal Benefits--Death Benefit (the "GLWB Death Benefit")...... 57
    Premium and Other Taxes............................................................................. 57
    Withdrawal Charges.................................................................................. 58
        When No Withdrawal Charge Applies............................................................... 59
    Free Look........................................................................................... 60
    Death Benefit--Generally............................................................................ 60
        Standard Death Benefit.......................................................................... 63
    Optional Death Benefits............................................................................. 65
        Annual Step-Up Death Benefit.................................................................... 65
        Enhanced Death Benefits......................................................................... 66
        Guaranteed Lifetime Withdrawal Benefit--Death Benefit (the "GLWB Death Benefit")................ 74
        Earnings Preservation Benefit................................................................... 75
    Living Benefits..................................................................................... 76
        Guaranteed Income Benefits...................................................................... 77

        Guaranteed Withdrawal Benefit.........................................................  77
        Guaranteed Lifetime Withdrawal Benefit................................................  99
        Guaranteed Lifetime Withdrawal Benefit--Death Benefit (the "GLWB Death Benefit")...... 108
    Pay-Out Options (or Income Options)....................................................... 112
        Income Payment Types.................................................................. 113
        Allocation............................................................................ 114
        Minimum Size of Your Income Payment................................................... 114
        The Value of Your Income Payments..................................................... 114
        Reallocation Privilege................................................................ 115
        Charges............................................................................... 116
General Information........................................................................... 117
    Administration............................................................................ 117
        Purchase Payments..................................................................... 117
        Confirming Transactions............................................................... 117
        Processing Transactions............................................................... 118
           By Telephone or Internet........................................................... 118
           After Your Death................................................................... 118
           Misstatement....................................................................... 119
           Third Party Requests............................................................... 119
           Valuation--Suspension of Payments.................................................. 119
    Advertising Performance................................................................... 120
    Changes to Your Contract.................................................................. 122
    Voting Rights............................................................................. 122
    Who Sells the Contracts................................................................... 123
    Financial Statements...................................................................... 124
    When We Can Cancel Your Contract.......................................................... 124
Federal Tax Considerations.................................................................... 125
Legal Proceedings............................................................................. 136
Table of Contents for the Statement of Additional Information................................. 137
Appendix A--Premium Tax Table................................................................. 138
Appendix B--Accumulation Unit Values for Each Investment Division............................. 139
Appendix C--Portfolio Legal and Marketing Names............................................... 151
Appendix D--Enhanced Death Benefit ("EDB") Examples........................................... 152
Appendix E--Guaranteed Minimum Income Benefit ("GMIB") Examples............................... 157
Appendix F--Guaranteed Withdrawal Benefit ("GWB") Examples.................................... 164
Appendix G--Guaranteed Lifetime Withdrawal Benefit ("GLWB") Examples.......................... 167
Appendix H--Guaranteed Lifetime Withdrawal Benefit--Death Benefit ("GLWB Death Benefit")
  Examples.................................................................................... 171
Appendix I--Additional Information Regarding the Portfolios................................... 174


The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT VALUE

When You purchase a Contract, an account is set up for You. Your Account Value is the total amount of money credited to You under your Contract including money in the Investment Divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.

ACCUMULATION UNIT VALUE

In the Contract, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Contract. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the Contract Owner dies.

CONTRACT

A Contract is the legal agreement between You and MetLife. This document contains relevant provisions of your deferred variable annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Contract.

CONTRACT OWNER

The person or entity which has all rights including the right to direct who receives income payments.

CONTRACT YEAR

The Contract Year is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER


A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.


INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Contracts. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to Investment Divisions under the Contracts are pooled in the Separate Account and maintained for the benefit of investors in the Contracts.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a variable annuity.

WITHDRAWAL CHARGE

The Withdrawal Charge is the amount we deduct from your Account Value, if You withdraw money prematurely from the Contract. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus "You" is the owner of the Contract and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). "You" can also be a Beneficiary of a deceased person's Individual Retirement Account Contract or non-qualified Contract who purchases the Contract in his or her capacity as Beneficiary. A Contract generally may have two owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations.

   TABLE OF EXPENSES--PREFERENCE PREMIER

       The following tables describe the expenses You will pay when You buy, hold or withdraw amounts from your Contract. The first table describes charges You will pay at the time You purchase the Contract, make withdrawals from your Contract or make transfers between the Investment Divisions. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions -- see Appendix A). There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging Program.

   Table 1--Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments....                           None
----------------------------------------------------------------------------
Withdrawal Charge (as a percentage of each
  purchase payment) (1)......................                       Up to 8%
----------------------------------------------------------------------------
Transfer Fee (2)............................. Maximum Guaranteed Charge: $25
----------------------------------------------------------------------------
                                                        Current Charge: None
----------------------------------------------------------------------------

     The second set of tables describes the fees and expenses that You will bear periodically during the time You hold the Contract, but does not include fees and expenses for the Portfolios.

   Table 2(a)--Fees Deducted on Each Contract Anniversary

----------------------------------------------------------------------------
Annual Contract Fee (3)................................................. $30
----------------------------------------------------------------------------

   Table 2(b)--Separate Account Charge

     The charges below are assessed as a percentage of your Account Value in the Separate Account. You will pay a Separate Account charge, which includes the Standard Death Benefit. An Optional Annual Step-Up Death Benefit is available for an additional charge. You may also elect the
Optional Earnings Preservation Benefit for an additional charge with or without the Optional Annual Step-Up Death Benefit (4).

-------------------------------------------------------------------------------------------------
Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account Value in the Separate Account) for American Funds Growth-Income and American
Funds Global Small Capitalization Divisions (5)
                                                 B CLASS B PLUS CLASS (6) C CLASS L CLASS R CLASS
                                                 ------- ---------------- ------- ------- -------
Separate Account Charge with Standard Death
  Benefit.......................................  1.50%       2.05%        1.90%   1.75%   1.40%
-------------------------------------------------------------------------------------------------
  Optional Annual Step-Up Death Benefit.........  0.20%       0.20%        0.20%   0.20%   0.20%
-------------------------------------------------------------------------------------------------
  Optional Earnings Preservation Benefit........   .25%        .25%         .25%    .25%    .25%
-------------------------------------------------------------------------------------------------
Total Separate Account Annual Charge including
  both Optional Death Benefits (7)..............  1.95%       2.50%        2.35%   2.20%   1.85%
-------------------------------------------------------------------------------------------------

Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account Value in the Separate Account) for all Investment Divisions except the American
Funds Growth-Income and American Funds Global Small Capitalization Divisions (5)
                                                 B CLASS B PLUS CLASS (6) C CLASS L CLASS R CLASS
                                                 ------- ---------------- ------- ------- -------
Separate Account Charge with Standard Death
  Benefit.......................................  1.25%       1.80%        1.65%   1.50%   1.15%
-------------------------------------------------------------------------------------------------
  Optional Annual Step-Up Death Benefit.........  0.20%       0.20%        0.20%   0.20%   0.20%
-------------------------------------------------------------------------------------------------
  Optional Earnings Preservation Benefit........   .25%        .25%         .25%    .25%    .25%
-------------------------------------------------------------------------------------------------
Total Separate Account Annual Charge including
  both Optional Death Benefits (7)..............  1.70%       2.25%        2.10%   1.95%   1.60%
-------------------------------------------------------------------------------------------------

   Table 2(c)--Additional Optional Death Benefits (8)

   (as a percentage of the Death Benefit Base) (9)


Enhanced Death Benefit Max V -- maximum charge                              1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max V (issue age 69 or younger) -- current charge    0.60%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max V (issue age 70-72) -- current charge            1.15%
----------------------------------------------------------------------------------

Enhanced Death Benefit Max IV -- maximum charge                             1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max IV (issue age 69 or younger) -- current charge   0.60%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max IV (issue age 70-75) -- current charge           1.15%
----------------------------------------------------------------------------------

Enhanced Death Benefit Max III -- maximum charge                            1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max III (issue age 69 or younger) -- current charge  0.60%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max III (issue age 70-75) -- current charge          1.15%
----------------------------------------------------------------------------------

Enhanced Death Benefit Max II -- maximum charge                             1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max II (issue age 69 or younger) -- current charge   0.60%
----------------------------------------------------------------------------------
Enhanced Death Benefit Max II (issue age 70-75) -- current charge           1.15%
----------------------------------------------------------------------------------

Enhanced Death Benefit III-- maximum charge                                 1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit III (issue age 69 or younger) -- current charge      0.60%
----------------------------------------------------------------------------------
Enhanced Death Benefit III (issue age 70-75) -- current charge              1.15%
----------------------------------------------------------------------------------

Enhanced Death Benefit II -- maximum charge                                 1.50%
----------------------------------------------------------------------------------
Enhanced Death Benefit II (issue age 69 or younger) -- current charge       0.60%
----------------------------------------------------------------------------------
Enhanced Death Benefit II (issue age 70-75) -- current charge               1.15%
----------------------------------------------------------------------------------


   Guaranteed Lifetime Withdrawal Benefit--Death Benefit (the "GLWB Death Benefit") (10)
   (as a percentage of the GLWB Death Benefit Base) (11)



----------------------------------------------------------------------------------
GLWB Death Benefit -- maximum charge                                        1.20%
----------------------------------------------------------------------------------
GLWB Death Benefit -- current charge                                        0.65%
----------------------------------------------------------------------------------



   Table 2(d)--Additional Optional Living Benefits
   Guaranteed Minimum Income Benefits (12)
   (as a percentage of the Income Base) (13)


----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max V -- maximum charge                   1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max V -- current charge                   1.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max IV -- maximum charge                  1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max IV -- current charge                  1.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max III -- maximum charge                 1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max III -- current charge                 1.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max II -- maximum charge                  1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max II -- current charge                  1.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus IV -- maximum charge                 1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus IV -- current charge                 1.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus III -- maximum charge                1.50%
----------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus III -- current charge                1.00%
----------------------------------------------------------------------------------

   Guaranteed Withdrawal Benefit

   (as a percentage of the Total Guaranteed Withdrawal Amount) (14)


----------------------------------------------------------------------------------
Guaranteed Withdrawal Benefit v1 -- maximum charge                          1.80%
----------------------------------------------------------------------------------
Guaranteed Withdrawal Benefit v1 -- current charge                          0.90%
----------------------------------------------------------------------------------


   Guaranteed Lifetime Withdrawal Benefit
   (as a percentage of the Benefit Base) (15)



----------------------------------------------------------------------------------
Guaranteed Lifetime Withdrawal Benefit -- maximum charge                    2.00%
----------------------------------------------------------------------------------
Guaranteed Lifetime Withdrawal Benefit -- current charge                    1.25%
----------------------------------------------------------------------------------



The table below shows the minimum and maximum total operating expenses charged by the Portfolios that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. More detail concerning the Portfolio's fees and expenses are contained in their respective prospectuses, which can be found by visiting www.metlife.com; www.sec.gov; or by contacting your registered representative. Please read the prospectuses carefully before making your allocations to the Investment Divisions.


        Table 3--Portfolio Operating Expenses

                                                                       Minimum*              Maximum**
                                                           --------------------------------  ---------
                                                           (Does not take into consideration
                                                           any American Funds(R) Portfolio,
                                                           for which an additional separate
                                                           account charge applies.)
------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that
are deducted from Portfolio assets include management
fees, distribution fees (12b-1 fees) and other expenses).                0.52%                 1.90%
------------------------------------------------------------------------------------------------------

       * The minimum Total Annual Portfolio Expenses shown in this table are the expenses of the MetLife Stock Index Portfolio for the year ended December 31, 2013, before any fee waiver or expense reimbursement arrangement. The Net Total Annual Portfolio Expenses of the MetLife Stock Index Portfolio are 0.51%.

       **The maximum Total Annual Portfolio Expenses shown in this table are the expenses of the PanAgora Global Diversified Risk Portfolio for the year ended December 31, 2013, before any fee waiver or expense reimbursement arrangement. The Net Total Annual Portfolio Expenses of the PanAgora Global Diversified Risk Portfolio are 1.32%.

  Notes
/1/ If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:

-------------------------------------------------------------------------------------------------------
NUMBER OF COMPLETE YEARS FROM RECEIPT OF PURCHASE PAYMENT  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
---------------------------------------------------------  ------- ------------ ------- ------- -------
                    0.....................................    7%        8%       None      7%      8%
-------------------------------------------------------------------------------------------------------
                    1.....................................    6%        8%                 6%      8%
-------------------------------------------------------------------------------------------------------
                    2.....................................    6%        7%                 5%      7%
-------------------------------------------------------------------------------------------------------
                    3.....................................    5%        6%                 0%      6%
-------------------------------------------------------------------------------------------------------
                    4.....................................    4%        5%                 0%      5%
-------------------------------------------------------------------------------------------------------
                    5.....................................    3%        4%                 0%      4%
-------------------------------------------------------------------------------------------------------
                    6.....................................    2%        3%                 0%      3%
-------------------------------------------------------------------------------------------------------
                    7.....................................    0%        2%                 0%      2%
-------------------------------------------------------------------------------------------------------
                    8.....................................    0%        1%                 0%      1%
-------------------------------------------------------------------------------------------------------
                    9 and thereafter......................    0%        0%                 0%      0%
-------------------------------------------------------------------------------------------------------

    There are times when the Withdrawal Charge does not apply. For example, You may always withdraw earnings without a Withdrawal Charge. After the first Contract Year, You may also withdraw up to 10% of your total purchase payments without a Withdrawal Charge.

/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

/3/ This fee is waived if the Account Value is $50,000 or more. Regardless of the amount of your Account Value, the entire fee will be deducted if You take a total withdrawal of your Account Value. During the pay-out phase, we reserve the right to deduct this fee.

/4/ You may not elect the Optional Annual Step-Up Death Benefit and/or the
    Optional Earnings Preservation Benefit with an Enhanced Death Benefit.

/5/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Contract during the pay-out phase of your Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds(R) Investment Divisions). We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Value in the Separate Account in any such Investment Divisions as shown in the table labeled "Separate Account Charges" in the "Charges--Separate Account Charge" section.

    We are waiving an amount equal to the Portfolio expenses that are in excess 0.87% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.

/6/ The Separate Account charge for the B Plus Class will be reduced by 0.55% to 1.25% for the Standard Death Benefit (1.50% for amounts held in the American Funds(R) Investment Divisions) after You have held the Contract for 9 years. Similarly, the Separate Account charge will be reduced by 0.55% to 1.45% for the Annual Step-Up Death Benefit (1.70% for amounts held in the American Funds(R) Investment Divisions) after You have held the Contract for nine years.

/7/ This charge is determined by adding the Separate Account charge, the Optional Annual Step-Up Death Benefit charge and the Optional Earnings Preservation Benefit charge.


/8/ You may only elect one Enhanced Death Benefit at a time. The Enhanced Death
    Benefit Max V is currently available for purchase in all states except New York State. The Enhanced Death Benefit Max IV, the Enhanced Death Benefit Max III, the Enhanced Death Benefit Max II, the Enhanced Death Benefit III and the Enhanced Death Benefit II are not available for purchase. The Enhanced Death Benefit Max V may only be elected if the Guaranteed Minimum Income Benefit Max V is also elected. The Enhanced Death Benefit Max IV could only be elected if You have elected the Guaranteed Minimum Income Benefit Max IV. The Enhanced Death Benefit Max III could only be elected if You have elected the Guaranteed Minimum Income Benefit Max III. The Enhanced Death Benefit Max II could only be elected if the Guaranteed Minimum Income Benefit Max II was also elected. The Enhanced Death Benefit III could only be elected if the Guaranteed Minimum Income Benefit Plus IV was also elected. The Enhanced Death Benefit II could only be elected if the Guaranteed Minimum Income Benefit Plus III was also elected. Please see "Optional Death Benefits--Enhanced Death Benefits--EDB Rate Table" for information on when and where each is or was available.


/9/ The Death Benefit Base is initially set at an amount equal to your initial purchase payment. The Death Benefit Base is adjusted for subsequent Purchase Payments and withdrawals. For a definition of the term Death Benefit Base, see "Optional Death Benefits--Operation of the EDB." An Enhanced Death Benefit may not be elected with the Optional Annual Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The charge for the Enhanced Death Benefit is a percentage of your Death Benefit Base, as defined later in this

    Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit will not increase upon an Optional Step-Up. (See "Optional Death Benefits" for more information.)


/10/The GLWB Death Benefit may only be elected if the GLWB optional benefit is elected. The GLWB Death Benefit is currently available for purchase in all states except [.].

/11/On the Issue Date, the GLWB Death Benefit Base is equal to your initial purchase payment. The GLWB Death Benefit Base is adjusted for subsequent purchase payments and all withdrawals. For a definition of the term GLWB Death Benefit Base, see "Guaranteed Lifetime Withdrawal Benefit--Death Benefit--GLWB Death Benefit Base." The charge for the GLWB Death Benefit is a percentage of your GLWB Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional death benefit terminates. Charges may increase upon an Automatic Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional death benefit was equal to the maximum charge for the optional death benefit, that charge will not increase upon an Automatic Step-Up. (See "Guaranteed Lifetime Withdrawal Benefit" for more information.)

/12/You may only elect one Guaranteed Minimum Income Benefit at a time. The
    Guaranteed Minimum Income Benefit Max V is currently available for purchase in all states. The Guaranteed Minimum Income Benefit Max IV, the Guaranteed Minimum Income Benefit Max III, the Guaranteed Minimum Income Benefit Max II, the Guaranteed Minimum Income Benefit Plus IV and the Guaranteed Minimum Income Benefit Plus III are not available for purchase. The Guaranteed Minimum Income Benefit Plus III was only available in Nevada. Please see "Living Benefits--GMIB Rate Table" for information on when and where each is or was available.

/13/On the issue date, the Income Base is equal to your initial purchase payment. The Income Base is adjusted for subsequent purchase payments and withdrawals. The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit will not increase upon an Optional Step-Up. (See "Guaranteed Income Benefits" for more information.)

/14/The Guaranteed Withdrawal Benefit v1 is currently available for purchase in all states except California and Vermont. On the issue date, the Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount may be adjusted for subsequent purchase payments and withdrawals. The charge for the Guaranteed Withdrawal Benefit is a percentage of the Total Guaranteed Withdrawal Amount, as later defined in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. The charges may increase upon an Automatic Annual Step-Up, but they will not exceed the maximum charges listed in this table. (See "Guaranteed Withdrawal Benefits" for more information.)

/15/The Guaranteed Lifetime Withdrawal Benefit is currently available for purchase in all states except [.]. On the issue date, the Benefit Base is equal to your initial purchase payment. The Benefit Base is adjusted for subsequent purchase payments and may be adjusted for withdrawals. The charge for the Guaranteed Lifetime Withdrawal Benefit is a percentage of the Benefit Base, as later defined in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. The charges may increase upon an Automatic Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum charge for the optional benefit, that charge will not increase upon an Automatic Step-Up. (See "Guaranteed Lifetime Withdrawal Benefit" for more information.)

  EXAMPLES [TO BE UPDATED BY AMENDMENT]
  These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract fees, if any, separate account charges, and underlying Portfolio fees and expenses.
  Examples 1 through 5 assume You purchased the Contract with optional benefits that result in the highest possible combination of charges.
   Example 1 relates to the purchase of the Contract with the B Class; Example 2 relates to the purchase of the Contract with the B Plus Class; Example 3 relates to the purchase of the Contract with the C Class; Example 4 relates to the purchase of the Contract with the L Class; and Example 5 relates to the purchase of the Contract with the R Class.
  Examples 6 through 10 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges.
   Example 6 relates to the purchase of the Contract with the B Class; Example 7 relates to the purchase of the Contract with the B Plus
   Class; Example 8 relates to the purchase of the Contract with the C Class; Example 9 relates to the purchase of the Contract with the L Class; and Example 10 relates to the purchase of the Contract with the R Class.
  Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
 . You select the Guaranteed Lifetime Withdrawal Benefit--Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.


  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


    You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $

  Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B PLUS CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
 . You select the Guaranteed Lifetime Withdrawal Benefit--Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.


  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


    You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $



  Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE C CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
 . You select the Guaranteed Lifetime Withdrawal Benefit--Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.


  You surrender your Contract, You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges apply to the C Class).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $

  Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE L CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
 . You select the Guaranteed Lifetime Withdrawal Benefit--Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.


  You fully surrender your Contract with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges would be deducted).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $



  Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE R CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
 . You select the Guaranteed Lifetime Withdrawal Benefit--Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.


  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE B CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                 1     3     5    10
                                                                YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------
Maximum........................................................  $     $     $     $
Minimum........................................................  $     $     $     $


  Example 7. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B PLUS CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $

  You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  Example 8. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE C CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

    You surrender your Contract, You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges apply to the C Class).

                                                                             1     3     5    10
                                                                            YEAR YEARS YEARS YEARS
--------------------------------------------------------------------------------------------------
Maximum....................................................................  $     $     $     $
Minimum....................................................................  $     $     $     $


  Example 9. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE L CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract with applicable Withdrawal Charges deducted.

                                                                        1     3     5    10
                                                                       YEAR YEARS YEARS YEARS
---------------------------------------------------------------------------------------------
Maximum...............................................................  $     $     $     $
Minimum...............................................................  $     $     $     $


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges would be deducted).

                                                                        1     3     5    10
                                                                       YEAR YEARS YEARS YEARS
---------------------------------------------------------------------------------------------
Maximum...............................................................  $     $     $     $
Minimum...............................................................  $     $     $     $

  Example 10. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE R CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                                        1     3     5    10
                                                                       YEAR YEARS YEARS YEARS
---------------------------------------------------------------------------------------------
Maximum...............................................................  $     $     $     $
Minimum...............................................................  $     $     $     $


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                                        1     3     5    10
                                                                       YEAR YEARS YEARS YEARS
---------------------------------------------------------------------------------------------
Maximum...............................................................  $     $     $     $
Minimum...............................................................  $     $     $     $

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.

METLIFE

       Metropolitan Life Insurance Company ( "MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.

METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Premier Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.



We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit or optional Guaranteed Minimum Income Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

VARIABLE ANNUITIES

    This Prospectus describes a type of variable annuity, a deferred variable annuity. This Prospectus describes all the material features of the Contract. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Contract and your income payments under a variable pay-out option of your Contract may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.


The Contracts have a fixed interest rate option called the "Fixed Account." The Fixed Account is not available to all Contract Owners. The Fixed Account is part of our general account and offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The variable pay-out options under the Contracts have a fixed payment option called the "Fixed Income Payment Option." Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, although the Contract makes interests in the Fixed Account generally available for allocation of purchase payments and Account Value (subject to limitations -- see, for example, "Purchase Payments -- Allocation of Purchase Payments" and "Transfer Privilege"), for securities law purposes the descriptions of the Fixed Account in this prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, Fixed Account interests. Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed income payments are subject to our financial strength and claims-paying ability.


REPLACEMENT OF ANNUITY CONTRACTS

EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Contract offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing Contract is eligible for exchange if a withdrawal from, or surrender of, the Contract would not trigger a Withdrawal Charge. The Account Value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the Contract You currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then You should compare the fees and charges (E.G., the death benefit charges, the living benefit charges, and the separate account charge) of your current Contract to the fees and charges of the new Contract, which may be higher than your current Contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, You should consult your tax adviser before making any such exchange.


OTHER EXCHANGES: Generally, You can exchange one variable annuity Contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code (the "Code"). Before making an exchange You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a withdrawal charge on your old annuity, and there will be a new withdrawal charge period for this Contract (there is no withdrawal charge period for the C Class).

Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity Contract. Before You exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the features, benefits and charges.

THE CONTRACT

    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Code. There are no additional tax benefits from funding an IRA with a Contract. Therefore, there should be reasons other than tax deferral for acquiring the Contract, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Contract.

This Prospectus describes all the material features of the Contract.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally, eliminate the Beneficiary's ability to "stretch" or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

A Contract consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You elect to have us pay You "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Contracts offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."


The Contract is offered in several variations, which we call "classes." Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Contract also offers You the opportunity to choose optional benefits ("riders"), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchase any of the optional death benefits, other than the GLWB Death Benefit, You receive the optional benefit in place of the Standard Death Benefit. If You purchase the GLWB Death Benefit, You receive the optional benefit in addition to the Standard Death Benefit. In deciding what class of the Contract to purchase, You should consider the amount of Separate Account and Withdrawal Charges You are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. Unless You tell us otherwise, we will assume that You are purchasing the B Class Contract with the Standard Death Benefit and no optional benefits. These optional benefits are:


..   an Annual Step-Up Death Benefit;

..   Enhanced Death Benefits (the Enhanced Death Benefit Max V (the "EDB Max
    V"), the Enhanced Death Benefit Max IV (the "EDB Max IV"), the Enhanced Death Benefit Max III (the "EDB Max III"), the Enhanced Death Benefit Max II (the "EDB Max II"), the Enhanced Death Benefit III (the "EDB III") and the Enhanced Death Benefit II (the "EDB II") are collectively, the "EDBs");

..   an Earnings Preservation Benefit;

..   Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit
    Max V (the "GMIB Max V"), the Guaranteed Minimum Income Benefit Max IV (the "GMIB Max IV"), the Guaranteed Minimum Income Benefit Max III (the "GMIB Max III"), the Guaranteed Minimum Income Benefit Max II ("GMIB Max II"), the Guaranteed Minimum Income Benefit Plus IV (the "GMIB Plus IV") and the Guaranteed Minimum Income Benefit Plus III (the "GMIB Plus III") are collectively, the "GMIBs");

..   Guaranteed Withdrawal Benefit (the "GWB v1"); and

..   Guaranteed Lifetime Withdrawal Benefit (the "GLWB") which offers an optional death benefit (the "GLWB Death Benefit").

The EDB Max V may only be elected if You have elected the GMIB Max V. The EDB Max IV could only be elected if You elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III. You may not elect the Earnings Preservation Benefit or the Optional Annual Step-Up Death Benefit with an EDB. Of the Enhanced Death Benefits and the Guaranteed Minimum Income Benefits, only the GMIB Max V and the EDB Max V are currently available for sale. You may only elect the GLWB Death Benefit if you have also elected the GLWB optional benefit.


Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.

We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

In the future, we may change the investment choices that are available to You if You select certain optional benefits. If You elect an optional benefit and we later remove an investment choice from the group of investment choices available under that optional benefit, You will not be required to reallocate purchase payments or Account Value that You had previously allocated to that investment choice. However, You may not be able to allocate new purchase payments or transfer Account Value to that investment choice.


If You choose the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II or the GWB v1, we require You to allocate your purchase payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1" until the optional benefit terminates.


If You choose the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II, we require You to allocate your purchase payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II" until the optional benefit terminates.


If You choose the GLWB, we require You to allocate your purchase payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for the GLWB" until the optional benefit terminates.


Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

CLASSES OF THE CONTRACT

B CLASS

The B Class has a 1.25% annual Separate Account charge (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining seven year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.45% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%.

B PLUS CLASS

THE B PLUS CLASS (MAY ALSO BE KNOWN AS THE "BONUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase a Contract in the B Plus Class before your 81st birthday. If there are joint Contract Owners, the age of the oldest joint Contract Owner will be used to determine eligibility. Under the B Plus Class Contract, we currently credit 6% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro rata basis to the Fixed Account, if available, and the Investment Divisions of the Separate Account based upon your allocation for your purchase payments. Unless we specifically state otherwise, "purchase payments" in reference to the B Plus Class means purchase payments plus any associated bonus amounts. The B Plus Class has a 1.80% annual Separate Account charge (2.05% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine year Withdrawal Charge on each purchase payment. (See "Withdrawal Charges" for more information) If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 2.00% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.25%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.25% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.50%. After You have held the Contract for nine years, the Separate Account charge declines 0.55% to 1.25% with the Standard Death Benefit (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds). After You have held the Contract for nine years, the Separate Account charge declines to 1.45% for the Annual Step-Up Death Benefit, or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. During the pay-out phase, the Separate Account charge is 1.25% (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds), regardless of when the Contract is annuitized.

Investment returns for the B Plus Class Contract may be lower than those for the R Class Contract if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the B Plus Class Contract. (If the Fixed Account is available, Fixed Account rates for the B Plus Class may be lower than those declared for the other classes.)

The B Plus Class Contract may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.

Therefore, the choice between the B Plus Class and the R Class Contract is a judgment as to whether a higher Separate Account charge with a 6% credit is more advantageous than a lower Separate Account charge without the 6% credit.

There is no guarantee that the B Plus Class Contract will have higher returns than the R Class Contract, the other classes of the Contract, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while an additional Separate Account charge of 0.65% for the Bonus will be assessed on all amounts in the Separate Account for the first nine years, and an additional charge of 0.10% for the Bonus will be assessed on all amounts in the Separate Account in years ten and later.

The following table demonstrates hypothetical investment returns for a B Plus Class Contract with the 6% credit compared to an R Class Contract without the Bonus. Both Contracts are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 1.80% (1.25% in years 10+) (B Plus Class Contract) and 1.15% (R Class Contract); and

c) an assumed rate of return (before Separate Account charges) for the investment choices of 7.01% for each of 12 years.

--------------------------------------------------------------------------------

                                     B Plus Class                R Class
                                (1.80% Separate Account  (1.15% Separate Account
Contract Year                  charge for first 9 years)    charge all years)
--------------------------------------------------------------------------------
1                                       $55,761                  $52,930
--------------------------------------------------------------------------------
2                                       $58,666                  $56,032
--------------------------------------------------------------------------------
3                                       $61,723                  $59,315
--------------------------------------------------------------------------------
4                                       $64,939                  $62,791
--------------------------------------------------------------------------------
5                                       $68,322                  $66,471
--------------------------------------------------------------------------------
6                                       $71,882                  $70,366
--------------------------------------------------------------------------------
7                                       $75,627                  $74,489
--------------------------------------------------------------------------------
8                                       $79,567                  $78,854
--------------------------------------------------------------------------------
9                                       $83,712                  $83,475
--------------------------------------------------------------------------------
10                                      $88,534                  $88,367
--------------------------------------------------------------------------------
11                                      $93,634                  $93,545
--------------------------------------------------------------------------------
12                                      $99,027                  $99,027
--------------------------------------------------------------------------------


Generally, the higher the rate of return, the more advantageous the B Plus Class is. The table above shows the "break-even" point, which is when the Account Value of a B Plus Class Contract will equal the Account Value of an R Class Contract, assuming equal initial purchase payments and a level rate of return. The Account Value would be higher in an R Class Contract after the break-even point under these same assumptions. The table assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Contract, the rate of return would have to be higher in order to break-even by the end of the twelfth year. If additional purchase payments were made to the Contract and the rate of return remained the same, the break-even point would occur sooner.


The decision to elect the B Plus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the B Plus Class.

The guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract. Current annuity purchase rates for the B Plus Class may be lower than those for the other classes of the Contract.

Any 6% credit does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Value, depending upon your state law. In the case of a refund of Account Value, the refunded amount will include any investment performance on amounts attributable to the 6% credit. If there have been any losses from the investment performance on the amounts attributable to the 6% credit, we will bear that loss.

If we agree to permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a B Plus Class Contract, the Contract will be issued as a B Class Contract.

C CLASS

The C Class has a 1.65% annual Separate Account charge (1.90% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and no Withdrawal Charge. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.85% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.10%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.10% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.35%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Contract. A money market Investment Division is available in the C Class Contract.

L CLASS

The L Class has a 1.50% annual Separate Account charge (1.75% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining three year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.95% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.20%. If the Fixed Account is available, Fixed Account rates for the L Class may be lower than those declared for the other classes.

R CLASS

The R Class has a 1.15% annual Separate Account charge (1.40% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine-year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.35% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.60%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.60% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.85%.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The prospectuses and SAIs are available upon your request by calling us or writing to us at the appropriate phone number or address below.

             If You purchased your      If You purchased your
             Contract through a         Contract through
             METLIFE sales              a NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342
             800-638-7732               800-435-4117

You can also obtain information about the Portfolios (including a copy of the SAI) by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The Metropolitan Fund, the Met Investors Fund and the American Funds(R) prospectuses will accompany or precede the delivery of your Contract. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. All of the classes of shares available to the Contracts, Class B of the Metropolitan Fund, Class B of the Met Investors Fund (except for the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios which are Class C, and the Pioneer Strategic Income Portfolio, which is Class E), and Class 2 of the American Funds(R), impose a 12b-1 Plan fee.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See "Appendix C -- Portfolio Legal and Marketing Names") The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Investment Divisions You choose. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Value or income payments are subject to the risks associated with investing in stocks and bonds, your Account Value or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their Investment Manager and any Sub-Investment Manager.


PORTFOLIO                                   INVESTMENT OBJECTIVE                        INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                   --------------------                        -----------------------------------------
                                                      MET INVESTORS FUND
ALLIANCEBERNSTEIN GLOBAL DYNAMIC            SEEKS CAPITAL APPRECIATION AND CURRENT      METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO*+                      INCOME.                                     SUB-INVESTMENT MANAGER: ALLIANCEBERNSTEIN
                                                                                        L.P.
ALLIANZ GLOBAL INVESTORS DYNAMIC            SEEKS TOTAL RETURN.                         METLIFE ADVISERS, LLC
MULTI-ASSET PLUS PORTFOLIO*+                                                            SUB-INVESTMENT MANAGER: ALLIANZ GLOBAL
                                                                                        INVESTORS U.S. LLC
AMERICAN FUNDS(R) BALANCED ALLOCATION       SEEKS A BALANCE BETWEEN A HIGH LEVEL OF     METLIFE ADVISERS, LLC
PORTFOLIO+                                  CURRENT INCOME AND GROWTH OF CAPITAL,
                                            WITH A GREATER EMPHASIS ON GROWTH OF
                                            CAPITAL.
AMERICAN FUNDS(R) GROWTH ALLOCATION         SEEKS GROWTH OF CAPITAL.                    METLIFE ADVISERS, LLC
PORTFOLIO
AMERICAN FUNDS(R) GROWTH PORTFOLIO          SEEKS TO ACHIEVE GROWTH OF CAPITAL.         METLIFE ADVISERS, LLC; CAPITAL RESEARCH
                                                                                        AND MANAGEMENT COMPANY
AMERICAN FUNDS(R) MODERATE ALLOCATION       SEEKS A HIGH TOTAL RETURN IN THE FORM OF    METLIFE ADVISERS, LLC
PORTFOLIO+                                  INCOME AND GROWTH OF CAPITAL, WITH A
                                            GREATER EMPHASIS ON INCOME.
AQR GLOBAL RISK BALANCED PORTFOLIO*+        SEEKS TOTAL RETURN.                         METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: AQR CAPITAL
                                                                                        MANAGEMENT, LLC
BLACKROCK GLOBAL TACTICAL STRATEGIES        SEEKS CAPITAL APPRECIATION AND CURRENT      METLIFE ADVISERS, LLC
PORTFOLIO*+                                 INCOME.                                     SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                        FINANCIAL MANAGEMENT, INC.
CLARION GLOBAL REAL ESTATE PORTFOLIO        SEEKS TOTAL RETURN THROUGH INVESTMENT IN    METLIFE ADVISERS, LLC
                                            REAL ESTATE SECURITIES, EMPHASIZING BOTH    SUB-INVESTMENT MANAGER: CBRE CLARION
                                            CAPITAL APPRECIATION AND CURRENT INCOME.    SECURITIES LLC
CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO     SEEKS CAPITAL APPRECIATION.                 METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: CLEARBRIDGE
                                                                                        INVESTMENTS, LLC
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      SEEKS LONG-TERM CAPITAL APPRECIATION.       METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: HARRIS ASSOCIATES
                                                                                        L.P.
INVESCO BALANCED-RISK ALLOCATION            SEEKS TOTAL RETURN.                         METLIFE ADVISERS, LLC
PORTFOLIO*+                                                                             SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                                                                        INC.
INVESCO MID CAP VALUE PORTFOLIO             SEEKS HIGH TOTAL RETURN BY INVESTING IN     METLIFE ADVISERS, LLC
                                            EQUITY SECURITIES OF MID-SIZED COMPANIES.   SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                                                                        INC.
INVESCO SMALL CAP GROWTH PORTFOLIO          SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                                                                        INC.
JPMORGAN CORE BOND PORTFOLIO                SEEKS TO MAXIMIZE TOTAL RETURN.             METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: J.P. MORGAN
                                                                                        INVESTMENT MANAGEMENT INC.
JPMORGAN GLOBAL ACTIVE ALLOCATION           SEEKS CAPITAL APPRECIATION AND CURRENT      METLIFE ADVISERS, LLC
PORTFOLIO*+                                 INCOME.                                     SUB-INVESTMENT MANAGER: J.P. MORGAN
                                                                                        INVESTMENT MANAGEMENT INC.
JPMORGAN SMALL CAP VALUE PORTFOLIO          SEEKS LONG-TERM CAPITAL GROWTH.             METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: J.P. MORGAN
                                                                                        INVESTMENT MANAGEMENT INC.
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO      SEEKS HIGH TOTAL INVESTMENT RETURN          METLIFE ADVISERS, LLC
                                            THROUGH A COMBINATION OF CAPITAL            SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                            APPRECIATION AND INCOME.                    COMPANY, L.P.
LORD ABBETT BOND DEBENTURE PORTFOLIO        SEEKS HIGH CURRENT INCOME AND THE           METLIFE ADVISERS, LLC
                                            OPPORTUNITY FOR CAPITAL APPRECIATION TO     SUB-INVESTMENT MANAGER: LORD, ABBETT &
                                            PRODUCE A HIGH TOTAL RETURN.                CO. LLC
MET/EATON VANCE FLOATING RATE PORTFOLIO     SEEKS A HIGH LEVEL OF CURRENT INCOME.       METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: EATON VANCE
                                                                                        MANAGEMENT


PORTFOLIO                                   INVESTMENT OBJECTIVE                        INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                   --------------------                        -----------------------------------------
                                                      MET INVESTORS FUND
ALLIANCEBERNSTEIN GLOBAL DYNAMIC            SEEKS CAPITAL APPRECIATION AND CURRENT      METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO*+                      INCOME.                                     SUB-INVESTMENT MANAGER: ALLIANCEBERNSTEIN
                                                                                        L.P.
ALLIANZ GLOBAL INVESTORS DYNAMIC            SEEKS TOTAL RETURN.                         METLIFE ADVISERS, LLC
MULTI-ASSET PLUS PORTFOLIO*+                                                            SUB-INVESTMENT MANAGER: ALLIANZ GLOBAL
                                                                                        INVESTORS U.S. LLC
AMERICAN FUNDS(R) BALANCED ALLOCATION       SEEKS A BALANCE BETWEEN A HIGH LEVEL OF     METLIFE ADVISERS, LLC
PORTFOLIO+                                  CURRENT INCOME AND GROWTH OF CAPITAL,
                                            WITH A GREATER EMPHASIS ON GROWTH OF
                                            CAPITAL.
AMERICAN FUNDS(R) GROWTH ALLOCATION         SEEKS GROWTH OF CAPITAL.                    METLIFE ADVISERS, LLC
PORTFOLIO
AMERICAN FUNDS(R) GROWTH PORTFOLIO          SEEKS TO ACHIEVE GROWTH OF CAPITAL.         METLIFE ADVISERS, LLC; CAPITAL RESEARCH
                                                                                        AND MANAGEMENT COMPANY
AMERICAN FUNDS(R) MODERATE ALLOCATION       SEEKS A HIGH TOTAL RETURN IN THE FORM OF    METLIFE ADVISERS, LLC
PORTFOLIO+                                  INCOME AND GROWTH OF CAPITAL, WITH A
                                            GREATER EMPHASIS ON INCOME.
AQR GLOBAL RISK BALANCED PORTFOLIO*+        SEEKS TOTAL RETURN.                         METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: AQR CAPITAL
                                                                                        MANAGEMENT, LLC
BLACKROCK GLOBAL TACTICAL STRATEGIES        SEEKS CAPITAL APPRECIATION AND CURRENT      METLIFE ADVISERS, LLC
PORTFOLIO*+                                 INCOME.                                     SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                        FINANCIAL MANAGEMENT, INC.
CLARION GLOBAL REAL ESTATE PORTFOLIO        SEEKS TOTAL RETURN THROUGH INVESTMENT IN    METLIFE ADVISERS, LLC
                                            REAL ESTATE SECURITIES, EMPHASIZING BOTH    SUB-INVESTMENT MANAGER: CBRE CLARION
                                            CAPITAL APPRECIATION AND CURRENT INCOME.    SECURITIES LLC
CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO     SEEKS CAPITAL APPRECIATION.                 METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: CLEARBRIDGE
                                                                                        INVESTMENTS, LLC
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      SEEKS LONG-TERM CAPITAL APPRECIATION.       METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: HARRIS ASSOCIATES
                                                                                        L.P.
INVESCO BALANCED-RISK ALLOCATION            SEEKS TOTAL RETURN.                         METLIFE ADVISERS, LLC
PORTFOLIO*+                                                                             SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                                                                        INC.
INVESCO MID CAP VALUE PORTFOLIO             SEEKS HIGH TOTAL RETURN BY INVESTING IN     METLIFE ADVISERS, LLC
                                            EQUITY SECURITIES OF MID-SIZED COMPANIES.   SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                                                                        INC.
INVESCO SMALL CAP GROWTH PORTFOLIO          SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                                                                        INC.
JPMORGAN CORE BOND PORTFOLIO                SEEKS TO MAXIMIZE TOTAL RETURN.             METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: J.P. MORGAN
                                                                                        INVESTMENT MANAGEMENT INC.
JPMORGAN GLOBAL ACTIVE ALLOCATION           SEEKS CAPITAL APPRECIATION AND CURRENT      METLIFE ADVISERS, LLC
PORTFOLIO*+                                 INCOME.                                     SUB-INVESTMENT MANAGER: J.P. MORGAN
                                                                                        INVESTMENT MANAGEMENT INC.
JPMORGAN SMALL CAP VALUE PORTFOLIO          SEEKS LONG-TERM CAPITAL GROWTH.             METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: J.P. MORGAN
                                                                                        INVESTMENT MANAGEMENT INC.
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO      SEEKS HIGH TOTAL INVESTMENT RETURN          METLIFE ADVISERS, LLC
                                            THROUGH A COMBINATION OF CAPITAL            SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                            APPRECIATION AND INCOME.                    COMPANY, L.P.
LORD ABBETT BOND DEBENTURE PORTFOLIO        SEEKS HIGH CURRENT INCOME AND THE           METLIFE ADVISERS, LLC
                                            OPPORTUNITY FOR CAPITAL APPRECIATION TO     SUB-INVESTMENT MANAGER: LORD, ABBETT &
                                            PRODUCE A HIGH TOTAL RETURN.                CO. LLC
MET/EATON VANCE FLOATING RATE PORTFOLIO     SEEKS A HIGH LEVEL OF CURRENT INCOME.       METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: EATON VANCE
                                                                                        MANAGEMENT

PORTFOLIO                                  INVESTMENT OBJECTIVE                       INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                  --------------------                       -----------------------------------------
MET/FRANKLIN LOW DURATION TOTAL RETURN     SEEKS A HIGH LEVEL OF CURRENT INCOME,      METLIFE ADVISERS, LLC
PORTFOLIO                                  WHILE SEEKING PRESERVATION OF              SUB-INVESTMENT MANAGER: FRANKLIN
                                           SHAREHOLDERS' CAPITAL.                     ADVISERS, INC.
MET/TEMPLETON INTERNATIONAL BOND           SEEKS CURRENT INCOME WITH CAPITAL          METLIFE ADVISERS, LLC
PORTFOLIO#                                 APPRECIATION AND GROWTH OF INCOME.         SUB-INVESTMENT MANAGER: FRANKLIN
                                                                                      ADVISERS, INC.
METLIFE ASSET ALLOCATION 100 PORTFOLIO     SEEKS GROWTH OF CAPITAL.                   METLIFE ADVISERS, LLC
METLIFE BALANCED PLUS PORTFOLIO*+          SEEKS A BALANCE BETWEEN A HIGH LEVEL OF    METLIFE ADVISERS, LLC
                                           CURRENT INCOME AND GROWTH OF CAPITAL,      SUB-INVESTMENT MANAGER: OVERLAY PORTION:
                                           WITH A GREATER EMPHASIS ON GROWTH OF       PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
                                           CAPITAL.
METLIFE MULTI-INDEX TARGETED RISK          SEEKS A BALANCE BETWEEN GROWTH OF CAPITAL  METLIFE ADVISERS, LLC
PORTFOLIO*+                                AND CURRENT INCOME, WITH A GREATER         SUB-INVESTMENT MANAGER: OVERLAY PORTION:
                                           EMPHASIS ON GROWTH OF CAPITAL.             METLIFE INVESTMENT MANAGEMENT, LLC
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO   SEEKS CAPITAL APPRECIATION.                METLIFE ADVISERS, LLC
                                                                                      SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                      FINANCIAL SERVICES COMPANY
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO    SEEKS CAPITAL APPRECIATION.                METLIFE ADVISERS, LLC
                                                                                      SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                      FINANCIAL SERVICES COMPANY
MORGAN STANLEY MID CAP GROWTH PORTFOLIO    SEEKS CAPITAL APPRECIATION.                METLIFE ADVISERS, LLC
                                                                                      SUB-INVESTMENT MANAGER: MORGAN STANLEY
                                                                                      INVESTMENT MANAGEMENT INC.
OPPENHEIMER GLOBAL EQUITY PORTFOLIO        SEEKS CAPITAL APPRECIATION.                METLIFE ADVISERS, LLC
                                                                                      SUB-INVESTMENT MANAGER: OPPENHEIMERFUNDS,
                                                                                      INC.
PANAGORA GLOBAL DIVERSIFIED RISK           SEEKS TOTAL RETURN.                        METLIFE ADVISERS, LLC
PORTFOLIO*+                                                                           SUB-INVESTMENT MANAGER: PANAGORA ASSET
                                                                                      MANAGEMENT, INC.
PIMCO INFLATION PROTECTED BOND PORTFOLIO   SEEKS MAXIMUM REAL RETURN, CONSISTENT      METLIFE ADVISERS, LLC
                                           WITH PRESERVATION OF CAPITAL AND PRUDENT   SUB-INVESTMENT MANAGER: PACIFIC
                                           INVESTMENT MANAGEMENT.                     INVESTMENT MANAGEMENT COMPANY LLC
PIMCO TOTAL RETURN PORTFOLIO               SEEKS MAXIMUM TOTAL RETURN, CONSISTENT     METLIFE ADVISERS, LLC
                                           WITH THE PRESERVATION OF CAPITAL AND       SUB-INVESTMENT MANAGER: PACIFIC
                                           PRUDENT INVESTMENT MANAGEMENT.             INVESTMENT MANAGEMENT COMPANY LLC
PIONEER STRATEGIC INCOME PORTFOLIO         SEEKS A HIGH LEVEL OF CURRENT INCOME.      METLIFE ADVISERS, LLC
                                                                                      SUB-INVESTMENT MANAGER: PIONEER
                                                                                      INVESTMENT MANAGEMENT, INC.
PYRAMIS(R) GOVERNMENT INCOME PORTFOLIO*+   SEEKS A HIGH LEVEL OF CURRENT INCOME,      METLIFE ADVISERS, LLC
                                           CONSISTENT WITH PRESERVATION OF PRINCIPAL. SUB-INVESTMENT MANAGER: PYRAMIS GLOBAL
                                                                                      ADVISORS, LLC
PYRAMIS(R) MANAGED RISK PORTFOLIO*+        SEEKS TOTAL RETURN.                        METLIFE ADVISERS, LLC
                                                                                      SUB-INVESTMENT MANAGER: PYRAMIS GLOBAL
                                                                                      ADVISORS, LLC
SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO*+   SEEKS CAPITAL APPRECIATION AND CURRENT     METLIFE ADVISERS, LLC
                                           INCOME.                                    SUB-INVESTMENT MANAGER: SCHRODER
                                                                                      INVESTMENT MANAGEMENT NORTH AMERICA INC.
                                                                                      AND SCHRODER INVESTMENT MANAGEMENT NORTH
                                                                                      AMERICA LIMITED
SSGA GROWTH AND INCOME ETF PORTFOLIO+      SEEKS GROWTH OF CAPITAL AND INCOME.        METLIFE ADVISERS, LLC
                                                                                      SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                                      MANAGEMENT, INC.
SSGA GROWTH ETF PORTFOLIO                  SEEKS GROWTH OF CAPITAL.                   METLIFE ADVISERS, LLC
                                                                                      SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                                      MANAGEMENT, INC.
T. ROWE PRICE MID CAP GROWTH PORTFOLIO     SEEKS LONG-TERM GROWTH OF CAPITAL.         METLIFE ADVISERS, LLC
                                                                                      SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                                      ASSOCIATES, INC.

PORTFOLIO                                   INVESTMENT OBJECTIVE                        INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                   --------------------                        -----------------------------------------
WMC LARGE CAP RESEARCH PORTFOLIO            SEEKS LONG-TERM CAPITAL APPRECIATION.       METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: WELLINGTON
                                                                                        MANAGEMENT COMPANY, LLP
                                                       METROPOLITAN FUND
BAILLIE GIFFORD INTERNATIONAL STOCK         SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
PORTFOLIO                                                                               SUB-INVESTMENT MANAGER: BAILLIE GIFFORD
                                                                                        OVERSEAS LIMITED
BARCLAYS AGGREGATE BOND INDEX PORTFOLIO*+   SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            BARCLAYS U.S. AGGREGATE BOND INDEX.         SUB-INVESTMENT MANAGER: METLIFE
                                                                                        INVESTMENT MANAGEMENT, LLC
BLACKROCK BOND INCOME PORTFOLIO             SEEKS A COMPETITIVE TOTAL RETURN            METLIFE ADVISERS, LLC
                                            PRIMARILY FROM INVESTING IN FIXED-INCOME    SUB-INVESTMENT MANAGER: BLACKROCK
                                            SECURITIES.                                 ADVISORS, LLC
BLACKROCK CAPITAL APPRECIATION PORTFOLIO    SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                        ADVISORS, LLC
BLACKROCK LARGE CAP VALUE PORTFOLIO         SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                        ADVISORS, LLC
BLACKROCK MONEY MARKET PORTFOLIO            SEEKS A HIGH LEVEL OF CURRENT INCOME        METLIFE ADVISERS, LLC
                                            CONSISTENT WITH PRESERVATION OF CAPITAL.    SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                        ADVISORS, LLC
FRONTIER MID CAP GROWTH PORTFOLIO           SEEKS MAXIMUM CAPITAL APPRECIATION.         METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: FRONTIER CAPITAL
                                                                                        MANAGEMENT COMPANY, LLC
JENNISON GROWTH PORTFOLIO                   SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: JENNISON
                                                                                        ASSOCIATES LLC
LOOMIS SAYLES SMALL CAP CORE PORTFOLIO      SEEKS LONG-TERM CAPITAL GROWTH FROM         METLIFE ADVISERS, LLC
                                            INVESTMENTS IN COMMON STOCKS OR OTHER       SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                            EQUITY SECURITIES.                          COMPANY, L.P.
MET/ARTISAN MID CAP VALUE PORTFOLIO         SEEKS LONG-TERM CAPITAL GROWTH.             METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: ARTISAN PARTNERS
                                                                                        LIMITED PARTNERSHIP
MET/DIMENSIONAL INTERNATIONAL SMALL         SEEKS LONG-TERM CAPITAL APPRECIATION.       METLIFE ADVISERS, LLC
COMPANY PORTFOLIO                                                                       SUB-INVESTMENT MANAGER: DIMENSIONAL FUND
                                                                                        ADVISORS LP
METLIFE ASSET ALLOCATION 20 PORTFOLIO+      SEEKS A HIGH LEVEL OF CURRENT INCOME,       METLIFE ADVISERS, LLC
                                            WITH GROWTH OF CAPITAL AS A SECONDARY
                                            OBJECTIVE.
METLIFE ASSET ALLOCATION 40 PORTFOLIO+      SEEKS HIGH TOTAL RETURN IN THE FORM OF      METLIFE ADVISERS, LLC
                                            INCOME AND GROWTH OF CAPITAL, WITH A
                                            GREATER EMPHASIS ON INCOME.
METLIFE ASSET ALLOCATION 60 PORTFOLIO+      SEEKS A BALANCE BETWEEN A HIGH LEVEL OF     METLIFE ADVISERS, LLC
                                            CURRENT INCOME AND GROWTH OF CAPITAL,
                                            WITH A GREATER EMPHASIS ON GROWTH OF
                                            CAPITAL.
METLIFE ASSET ALLOCATION 80 PORTFOLIO       SEEKS GROWTH OF CAPITAL.                    METLIFE ADVISERS, LLC
METLIFE MID CAP STOCK INDEX PORTFOLIO       SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            STANDARD & POOR'S MIDCAP 400(R) COMPOSITE   SUB-INVESTMENT MANAGER: METLIFE
                                            STOCK PRICE INDEX.                          INVESTMENT MANAGEMENT, LLC
METLIFE STOCK INDEX PORTFOLIO               SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            STANDARD & POOR'S 500(R) COMPOSITE STOCK    SUB-INVESTMENT MANAGER: METLIFE
                                            PRICE INDEX.                                INVESTMENT MANAGEMENT, LLC
MFS(R) TOTAL RETURN PORTFOLIO               SEEKS A FAVORABLE TOTAL RETURN THROUGH      METLIFE ADVISERS, LLC
                                            INVESTMENT IN A DIVERSIFIED PORTFOLIO.      SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                        FINANCIAL SERVICES COMPANY


PORTFOLIO                                   INVESTMENT OBJECTIVE                        INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                   --------------------                        -----------------------------------------
WMC LARGE CAP RESEARCH PORTFOLIO            SEEKS LONG-TERM CAPITAL APPRECIATION.       METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: WELLINGTON
                                                                                        MANAGEMENT COMPANY, LLP
                                                       METROPOLITAN FUND
BAILLIE GIFFORD INTERNATIONAL STOCK         SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
PORTFOLIO                                                                               SUB-INVESTMENT MANAGER: BAILLIE GIFFORD
                                                                                        OVERSEAS LIMITED
BARCLAYS AGGREGATE BOND INDEX PORTFOLIO*+   SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            BARCLAYS U.S. AGGREGATE BOND INDEX.         SUB-INVESTMENT MANAGER: METLIFE
                                                                                        INVESTMENT MANAGEMENT, LLC
BLACKROCK BOND INCOME PORTFOLIO             SEEKS A COMPETITIVE TOTAL RETURN            METLIFE ADVISERS, LLC
                                            PRIMARILY FROM INVESTING IN FIXED-INCOME    SUB-INVESTMENT MANAGER: BLACKROCK
                                            SECURITIES.                                 ADVISORS, LLC
BLACKROCK CAPITAL APPRECIATION PORTFOLIO    SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                        ADVISORS, LLC
BLACKROCK LARGE CAP VALUE PORTFOLIO         SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                        ADVISORS, LLC
BLACKROCK MONEY MARKET PORTFOLIO            SEEKS A HIGH LEVEL OF CURRENT INCOME        METLIFE ADVISERS, LLC
                                            CONSISTENT WITH PRESERVATION OF CAPITAL.    SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                        ADVISORS, LLC
FRONTIER MID CAP GROWTH PORTFOLIO           SEEKS MAXIMUM CAPITAL APPRECIATION.         METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: FRONTIER CAPITAL
                                                                                        MANAGEMENT COMPANY, LLC
JENNISON GROWTH PORTFOLIO                   SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: JENNISON
                                                                                        ASSOCIATES LLC
LOOMIS SAYLES SMALL CAP CORE PORTFOLIO      SEEKS LONG-TERM CAPITAL GROWTH FROM         METLIFE ADVISERS, LLC
                                            INVESTMENTS IN COMMON STOCKS OR OTHER       SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                            EQUITY SECURITIES.                          COMPANY, L.P.
MET/ARTISAN MID CAP VALUE PORTFOLIO         SEEKS LONG-TERM CAPITAL GROWTH.             METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: ARTISAN PARTNERS
                                                                                        LIMITED PARTNERSHIP
MET/DIMENSIONAL INTERNATIONAL SMALL         SEEKS LONG-TERM CAPITAL APPRECIATION.       METLIFE ADVISERS, LLC
COMPANY PORTFOLIO                                                                       SUB-INVESTMENT MANAGER: DIMENSIONAL FUND
                                                                                        ADVISORS LP
METLIFE ASSET ALLOCATION 20 PORTFOLIO+      SEEKS A HIGH LEVEL OF CURRENT INCOME,       METLIFE ADVISERS, LLC
                                            WITH GROWTH OF CAPITAL AS A SECONDARY
                                            OBJECTIVE.
METLIFE ASSET ALLOCATION 40 PORTFOLIO+      SEEKS HIGH TOTAL RETURN IN THE FORM OF      METLIFE ADVISERS, LLC
                                            INCOME AND GROWTH OF CAPITAL, WITH A
                                            GREATER EMPHASIS ON INCOME.
METLIFE ASSET ALLOCATION 60 PORTFOLIO+      SEEKS A BALANCE BETWEEN A HIGH LEVEL OF     METLIFE ADVISERS, LLC
                                            CURRENT INCOME AND GROWTH OF CAPITAL,
                                            WITH A GREATER EMPHASIS ON GROWTH OF
                                            CAPITAL.
METLIFE ASSET ALLOCATION 80 PORTFOLIO       SEEKS GROWTH OF CAPITAL.                    METLIFE ADVISERS, LLC
METLIFE MID CAP STOCK INDEX PORTFOLIO       SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            STANDARD & POOR'S MIDCAP 400(R) COMPOSITE   SUB-INVESTMENT MANAGER: METLIFE
                                            STOCK PRICE INDEX.                          INVESTMENT MANAGEMENT, LLC
METLIFE STOCK INDEX PORTFOLIO               SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            STANDARD & POOR'S 500(R) COMPOSITE STOCK    SUB-INVESTMENT MANAGER: METLIFE
                                            PRICE INDEX.                                INVESTMENT MANAGEMENT, LLC
MFS(R) TOTAL RETURN PORTFOLIO               SEEKS A FAVORABLE TOTAL RETURN THROUGH      METLIFE ADVISERS, LLC
                                            INVESTMENT IN A DIVERSIFIED PORTFOLIO.      SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                        FINANCIAL SERVICES COMPANY

PORTFOLIO                                   INVESTMENT OBJECTIVE                        INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                   --------------------                        -----------------------------------------
MFS(R) VALUE PORTFOLIO                      SEEKS CAPITAL APPRECIATION.                 METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                        FINANCIAL SERVICES COMPANY
MSCI EAFE(R) INDEX PORTFOLIO                SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            MSCI EAFE(R) INDEX.                         SUB-INVESTMENT MANAGER: METLIFE
                                                                                        INVESTMENT MANAGEMENT, LLC
NEUBERGER BERMAN GENESIS PORTFOLIO          SEEKS HIGH TOTAL RETURN, CONSISTING         METLIFE ADVISERS, LLC
                                            PRINCIPALLY OF CAPITAL APPRECIATION.        SUB-INVESTMENT MANAGER: NEUBERGER BERMAN
                                                                                        MANAGEMENT LLC
RUSSELL 2000(R) INDEX PORTFOLIO             SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            RUSSELL 2000(R) INDEX.                      SUB-INVESTMENT MANAGER: METLIFE
                                                                                        INVESTMENT MANAGEMENT, LLC
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO    SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                                        ASSOCIATES, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO    SEEKS LONG-TERM CAPITAL GROWTH.             METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                                        ASSOCIATES, INC.
VAN ECK GLOBAL NATURAL RESOURCES            SEEKS LONG-TERM CAPITAL APPRECIATION WITH   METLIFE ADVISERS, LLC
PORTFOLIO#                                  INCOME AS A SECONDARY CONSIDERATION.        SUB-INVESTMENT MANAGER: VAN ECK
                                                                                        ASSOCIATES CORPORATION
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT    SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT   METLIFE ADVISERS, LLC
PORTFOLIO                                   WITH PRESERVATION OF CAPITAL AND            SUB-INVESTMENT MANAGER: WESTERN ASSET
                                            MAINTENANCE OF LIQUIDITY.                   MANAGEMENT COMPANY
WMC CORE EQUITY OPPORTUNITIES PORTFOLIO     SEEKS TO PROVIDE A GROWING STREAM OF        METLIFE ADVISERS, LLC
                                            INCOME OVER TIME AND, SECONDARILY,          SUB-INVESTMENT MANAGER: WELLINGTON
                                            LONG-TERM CAPITAL APPRECIATION AND          MANAGEMENT COMPANY, LLP
                                            CURRENT INCOME.
                                                       AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL                 SEEKS LONG-TERM GROWTH OF CAPITAL.          CAPITAL RESEARCH AND MANAGEMENT COMPANY
CAPITALIZATION PORTFOLIO
AMERICAN FUNDS GROWTH-INCOME PORTFOLIO      SEEKS LONG-TERM GROWTH OF CAPITAL AND       CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                            INCOME.

PORTFOLIO                                   INVESTMENT OBJECTIVE                        INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                   --------------------                        -----------------------------------------
MFS(R) VALUE PORTFOLIO                      SEEKS CAPITAL APPRECIATION.                 METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                        FINANCIAL SERVICES COMPANY
MSCI EAFE(R) INDEX PORTFOLIO                SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            MSCI EAFE(R) INDEX.                         SUB-INVESTMENT MANAGER: METLIFE
                                                                                        INVESTMENT MANAGEMENT, LLC
NEUBERGER BERMAN GENESIS PORTFOLIO          SEEKS HIGH TOTAL RETURN, CONSISTING         METLIFE ADVISERS, LLC
                                            PRINCIPALLY OF CAPITAL APPRECIATION.        SUB-INVESTMENT MANAGER: NEUBERGER BERMAN
                                                                                        MANAGEMENT LLC
RUSSELL 2000(R) INDEX PORTFOLIO             SEEKS TO TRACK THE PERFORMANCE OF THE       METLIFE ADVISERS, LLC
                                            RUSSELL 2000(R) INDEX.                      SUB-INVESTMENT MANAGER: METLIFE
                                                                                        INVESTMENT MANAGEMENT, LLC
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO    SEEKS LONG-TERM GROWTH OF CAPITAL.          METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                                        ASSOCIATES, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO    SEEKS LONG-TERM CAPITAL GROWTH.             METLIFE ADVISERS, LLC
                                                                                        SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                                        ASSOCIATES, INC.
VAN ECK GLOBAL NATURAL RESOURCES            SEEKS LONG-TERM CAPITAL APPRECIATION WITH   METLIFE ADVISERS, LLC
PORTFOLIO#                                  INCOME AS A SECONDARY CONSIDERATION.        SUB-INVESTMENT MANAGER: VAN ECK
                                                                                        ASSOCIATES CORPORATION
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT    SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT   METLIFE ADVISERS, LLC
PORTFOLIO                                   WITH PRESERVATION OF CAPITAL AND            SUB-INVESTMENT MANAGER: WESTERN ASSET
                                            MAINTENANCE OF LIQUIDITY.                   MANAGEMENT COMPANY
WMC CORE EQUITY OPPORTUNITIES PORTFOLIO     SEEKS TO PROVIDE A GROWING STREAM OF        METLIFE ADVISERS, LLC
                                            INCOME OVER TIME AND, SECONDARILY,          SUB-INVESTMENT MANAGER: WELLINGTON
                                            LONG-TERM CAPITAL APPRECIATION AND          MANAGEMENT COMPANY, LLP
                                            CURRENT INCOME.
                                                       AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL                 SEEKS LONG-TERM GROWTH OF CAPITAL.          CAPITAL RESEARCH AND MANAGEMENT COMPANY
CAPITALIZATION PORTFOLIO
AMERICAN FUNDS GROWTH-INCOME PORTFOLIO      SEEKS LONG-TERM GROWTH OF CAPITAL AND       CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                            INCOME.


  # These Portfolios are only available to those who have elected the GMIB Plus
    IV, the GMIB Plus III, the EDB III or the EDB II. (See "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits--Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II.")

  * If You elect a GMIB Max, GMIB Max and EDB Max or GWB v1, You must allocate your purchase payments and Account Value among these Portfolios. (See "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits.") These Portfolios are also available for investment if You do not elect GMIB Max, EDB Max or GWB v1.

  + If You elect the GLWB, You must allocate your purchase payments and Account
    Value among these Portfolios. (See "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits.") These Portfolios are also available for investment if You do not elect GLWB.


Some of the investment choices may not be available under the terms of your Contract. Your Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. The BlackRock Money Market Division is only available in Class C Contracts, and in Contracts issued in New York State or Washington State with any living benefit or the EDB. The Met/Templeton International Bond Investment Division and the Van Eck Global Natural Resources Investment Division are only available to those who have elected the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II.

Your investment choices also may be limited because:

..   We have restricted the available Investment Divisions.

..   Some of the Investment Divisions are not approved in your state.

INVESTMENT CHOICES WHICH ARE FUND OF FUNDS

The following portfolios available within the Metropolitan Series Fund and Met Investors Series Trust, are "fund of funds":

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio
MetLife Balanced Plus Portfolio
BlackRock Global Tactical Strategies Portfolio
MetLife Multi-Index Targeted Risk Portfolio
Pyramis(R) Managed Risk Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN OPTIONAL BENEFITS


INVESTMENT ALLOCATION AND OTHER PURCHASE PAYMENT RESTRICTIONS FOR THE GMIB MAX, THE EDB MAX AND THE GWB V1

If You elect the GMIB Max V or the EDB Max V, or if You elected the GMIB Max IV or the EDB Max IV, the GMIB Max III or the EDB Max III, the GMIB Max II or the EDB Max II (all eight optional benefits are referred to collectively as the "GMIB Max and EDB Max optional benefits"), or if You elect the GWB v1 optional benefit, You may allocate your purchase payments and Account Value only among the following investment choices:


(a)AllianceBernstein Global Dynamic Allocation

(b)Allianz Global Investors Dynamic Multi-Asset Plus

(c)AQR Global Risk Balanced

(d)BlackRock Global Tactical Strategies

(e)Invesco Balanced-Risk Allocation

(f)JPMorgan Global Active Allocation

(g)MetLife Balanced Plus

(h)MetLife Multi-Index Targeted Risk

(i)PanAgora Global Diversified Risk

(j)Pyramis(R) Managed Risk

(k)Schroders Global Multi-Asset


In addition, You may allocate purchase payments and Account Value to the Barclays Aggregate Bond Index Portfolio and the Pyramis(R) Government Income Portfolio investment choices. You will not be able to allocate Purchase Payments or Account Value to the Fixed Account or to a money market portfolio. No other investment choices are available with the GMIB Max, the EDB Max and the GWB v1 optional benefits.

The investment choices listed above (other than the Barclays Aggregate Bond Index Portfolio and the Pyramis(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max, the EDB Max and the GWB v1 optional benefits. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max, the EDB Max and the GWB v1 optional benefits are not selected may offer the potential for higher returns. Before You select a GMIB Max, an EDB Max or GWB v1 optional benefit, You and your financial representative should carefully consider whether the investment choices available with the GMIB Max, the EDB Max and the GWB v1 optional benefits meet your investment objectives and risk tolerance.

You may also allocate purchase payments to the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are one or more of the investment choices listed above. If You elect the GMIB Max, the EDB Max or the GWB v1 optional benefits, You may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.

RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER AN OPTIONAL BENEFIT
TERMINATES. If You elected a GMIB Max optional benefit and it terminates, or if You elected both a GMIB Max optional benefit and the corresponding EDB Max optional benefit and both optional benefits terminate, or if You elected the GWB v1 optional benefit and it terminates, the investment allocation restrictions described above will no longer apply and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices, but not to the Fixed Account. However, if You elected both the GMIB Max optional benefit and the corresponding EDB Max optional benefit, and only the GMIB Max optional benefit has terminated, the investment allocation restrictions described above under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1" will continue to apply. (For information on the termination of the GMIB Max, the EDB Max and the GWB v1 optional benefits, see the descriptions of the GMIB Max V, the GMIB Max IV, the GMIB Max III, GMIB Max II and the GWB v1 in the "Living Benefits -- Guaranteed Income Benefits" and "Living Benefits -- Guaranteed Withdrawal Benefit" sections and for the descriptions of the EDB Max V, the EDB Max IV, the EDB Max III and EDB Max II, see the "Death Benefit" section.)


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS -- GMIB MAX AND EDB MAX.   The
following subsections describe potential and current restrictions on subsequent purchase payments for GMIB Max and EDB Max optional benefits. As of the date of this Prospectus, only Contracts issued with the GMIB Max II or the GMIB Max II and EDB Max II, the GMIB Max III or the GMIB Max III and EDB Max III or the GMIB Max IV, or the GMIB Max IV and EDB Max IV during the time period specified in the "Current Restrictions on Subsequent Purchase Payments" section below are subject to restrictions on subsequent purchase payments.


POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. In the future, we may choose not to permit owners of existing Contracts with the GMIB Max V, the GMIB Max IV, the GMIB Max III or the GMIB Max II optional benefit to make subsequent purchase payments if: (a) that GMIB Max optional benefit is no longer available to new customers, or (b) we make certain changes to the terms of that GMIB Max optional benefit offered to new customers (for example, if we change the optional benefit charge; see your Contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit owners of existing Contracts with the EDB Max V, the EDB Max IV, the EDB Max III or the EDB

Max II optional benefit to make subsequent purchase payments if: (a) that EDB Max optional benefit is no longer available to new customers, or (b) we make certain changes to the terms of that EDB Max optional benefit offered to new customers (see your Contract schedule for a list of the changes). We will notify owners of Contracts with the GMIB Max or the EDB Max optional benefit in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed above.


For Contracts issued in all states, if we have imposed restrictions on subsequent purchase payments on your Contract, we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in "When We Can Cancel Your Contract"; or (b) the optional benefit charge is greater than your Account Value.

CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS.

  . If we received your application and necessary information, in Good Order, at your Administrative Office before the close of the New York Stock Exchange on December 2, 2011, and You elected the GMIB Max II (or the GMIB Max II and the corresponding EDB Max II), we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under
      Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the New York Stock Exchange on August 9, 2013.

  . If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the New York Stock Exchange on December 2, 2011, and You elected the GMIB Max II (or the GMIB Max II and the corresponding EDB Max II), we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on April 27, 2012. However, we will accept a subsequent purchase payment received after April 27, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under
      Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the New York Stock Exchange on March 30, 2012.

  . If You elected the GMIB Max III or GMIB Max IV (or the GMIB Max III or GMIB Max IV and the corresponding EDB Max III or EDB Max IV), we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the New York Stock Exchange on August 9, 2013.


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS -- GWB V1. While the GWB v1 is in effect, You are limited to making purchase payments within the GWB Purchase Payment Period (see "Living Benefits -- GWB Rate Table"). However, we will permit You to make a subsequent purchase payment after the GWB purchase payment Period when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in "When We Can Cancel Your Contract"; or (b) the GWB v1 optional benefit charge is greater than your Account Value. If the GWB v1 optional benefit is cancelled (see "Living Benefits -- Operation of the GWB -- Cancellation and Guaranteed Principal Adjustment") or terminated (see "Living Benefits -- Operation of the GWB -- Termination of the GWB Optional Benefit"), the restriction on subsequent purchase payments no longer applies.

INVESTMENT ALLOCATION RESTRICTIONS--CALIFORNIA FREE LOOK REQUIREMENTS FOR PURCHASERS AGE 60 AND OVER. If You elect a GMIB Max, EDB Max or GWB v1 optional benefit and You are a California purchaser aged 60 and older, You may allocate your purchase payments to the BlackRock Money Market Portfolio during the free look period. After the free look expires, your Account Value will automatically be transferred to one or more of the investment choices listed above, according to the allocation instructions You have given us. If You allocate your purchase payments to the BlackRock

Money Market Portfolio and the Contract is cancelled during the free look period, we will give You back your purchase payments. If You do not allocate your purchase payments to the BlackRock Money Market Portfolio and the Contract is cancelled during the free look, You will only be entitled to a refund of the Contract's Account Value, which may be less than the purchase payments made to the Contract. (See "Free Look" for more information.)

INVESTMENT ALLOCATION AND OTHER PURCHASE PAYMENT RESTRICTIONS FOR THE GMIB PLUS IV, THE EDB III, THE GMIB PLUS III AND THE EDB II

If You elect the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) (the "Option (B) Investment Allocation Restrictions") below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the dollar cost averaging programs and automated investment strategies are available under Option (A) and Option (B). (See "Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies" in this section and the charts titled "Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs" and "Optional Automated Investment Strategies").

(A)You must allocate:

  . 100% of your purchase payments or Account Value among the AllianceBernstein Global Dynamic Allocation Investment Division, Allianz Global Investors Dynamic Multi-Asset Plus Investment Division, American Funds(R) Balanced Allocation Investment Division, American Funds(R) Moderate Allocation Investment Division, AQR Global Risk Balanced Investment Division, BlackRock Global Tactical Strategies Investment Division, Invesco Balanced-Risk Allocation Investment Division, JPMorgan Global Active Allocation Investment Division, MetLife Balanced Plus Investment Division, MetLife Asset Allocation 20 Investment Division, MetLife Asset Allocation 40 Investment Division, MetLife Asset Allocation 60 Investment Division, MetLife Multi-Index Targeted Risk Investment Division, PanAgora Global Diversified Risk Investment Division, Pyramis(R) Managed Risk Investment Division, Schroders Global Multi-Asset Investment Division, SSgA Growth and Income ETF Investment Division, and/or the Fixed Account and the BlackRock Money Market Investment Division (where available) (You may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Investment Divisions; You may not allocate purchase payments to the Dollar Cost Averaging programs).

   OR

(B)You must allocate:

  . AT LEAST 30% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Account and the BlackRock Money Market Investment Division (where available);

  . UP TO 70% of purchase payments or Account Value to Platform 2 investment choices;

  . UP TO 15% of purchase payments or Account Value to Platform 3 investment choices; and

  . UP TO 15% of purchase payments or Account Value to Platform 4 investment choices.

SUBSEQUENT PURCHASE PAYMENTS

Subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to Option (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract. Allocating according to Option (B) does not permit You to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option (B), the entire Account Value will be immediately allocated according to the most recently provided allocation instructions.

EXAMPLE:
Your Account Value is $100,000 and You have allocated 70% to the American Funds(R) Growth Investment Division and 30% to the PIMCO Total Return Investment Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Investment Division. As a result, your entire Account Value of $105,000 will then be reallocated to the BlackRock Bond Income Investment Division.

The investment choices in each platform are as follows:

PLATFORM 1
            BARCLAYS AGGREGATE BOND INDEX
            BLACKROCK BOND INCOME
            JPMORGAN CORE BOND
            MET/FRANKLIN LOW DURATION TOTAL RETURN
            PIMCO INFLATION PROTECTED BOND
            PIMCO TOTAL RETURN
            PYRAMIS(R) GOVERNMENT INCOME
            WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
PLATFORM 2
            ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION        METLIFE ASSET ALLOCATION 100
            ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS  METLIFE BALANCED PLUS
            AMERICAN FUNDS(R) GROWTH                           METLIFE MULTI-INDEX TARGETED RISK
            AMERICAN FUNDS GROWTH-INCOME                       METLIFE STOCK INDEX
            AQR GLOBAL RISK BALANCED                           MFS(R) RESEARCH INTERNATIONAL
            BAILLIE GIFFORD INTERNATIONAL STOCK                MFS(R) TOTAL RETURN
            BLACKROCK CAPITAL APPRECIATION                     MFS(R) VALUE
            BLACKROCK GLOBAL TACTICAL STRATEGIES               MSCI EAFE(R) INDEX
            BLACKROCK LARGE CAP VALUE                          OPPENHEIMER GLOBAL EQUITY
            CLEARBRIDGE AGGRESSIVE GROWTH                      PANAGORA GLOBAL DIVERSIFIED RISK
            HARRIS OAKMARK INTERNATIONAL                       PIONEER STRATEGIC INCOME
            INVESCO BALANCED-RISK ALLOCATION                   PYRAMIS(R) MANAGED RISK
            JENNISON GROWTH                                    SCHRODERS GLOBAL MULTI-ASSET
            JPMORGAN GLOBAL ACTIVE ALLOCATION                  T. ROWE PRICE LARGE CAP GROWTH
            LOOMIS SAYLES GLOBAL MARKETS                       WMC CORE EQUITY OPPORTUNITIES
            LORD ABBETT BOND DEBENTURE                         WMC LARGE CAP RESEARCH
PLATFORM 3
            FRONTIER MID CAP GROWTH
            INVESCO MID CAP VALUE
            MET/ARTISAN MID CAP VALUE
            METLIFE MID CAP STOCK INDEX
            MORGAN STANLEY MID CAP GROWTH
            T. ROWE PRICE MID CAP GROWTH
PLATFORM 4
            AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
            CLARION GLOBAL REAL ESTATE
            INVESCO SMALL CAP GROWTH
            JPMORGAN SMALL CAP VALUE
            LOOMIS SAYLES SMALL CAP CORE
            MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY
            MET/EATON VANCE FLOATING RATE
            MET/TEMPLETON INTERNATIONAL BOND
            MFS(R) EMERGING MARKETS EQUITY
            NEUBERGER BERMAN GENESIS
            RUSSELL 2000(R) INDEX
            T. ROWE PRICE SMALL CAP GROWTH
            VAN ECK GLOBAL NATURAL RESOURCES

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS -- GMIB PLUS IV, EDB III, GMIB PLUS III AND EDB II

CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits: GMIB Plus IV, EDB III, GMIB Plus III and EDB II. You still will be permitted to transfer your Account Value among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.

We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "General--When We Can Cancel Your Contract" section of the Prospectus; or (b) the optional benefit charge is greater than your Account Value.

In addition, for Traditional IRA and Roth IRA Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment.

If your Contract was issued in one of the following states, this restriction does NOT apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota,
New Jersey, New York, Pennsylvania, Texas, Utah or Washington.

OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAM, OPTIONAL DOLLAR COST AVERAGING PROGRAMS AND AUTOMATED INVESTMENT STRATEGIES. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If You choose to allocate according to Option (B) above, and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, all transfers from the Enhanced Dollar Cost Averaging Program or Account Value in the Fixed Account must be allocated to the same Investment Divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).

YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.

We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Value that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Value. We will provide You with prior written notice of any changes in classification of investment choices.

REBALANCING. If You choose to allocate according to Option (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal. The rebalancing requirement described above does not apply if You choose to allocate according to Option (A) above.

CHANGING ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under Option (B) at anytime by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under Option (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer, Equity Generator transfer, Allocator transfer, and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

TRANSFERS. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.


INVESTMENT ALLOCATION AND OTHER PURCHASE PAYMENT RESTRICTIONS FOR THE GLWB

If You elect the GLWB optional benefit, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to Platform 1 and Platform 2 below. You may also allocate purchase payments to the EDCA program, provided that your destination investment choices are one or more of the investment choices listed below. If You elect the GLWB, You may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.

Platform1

   Youmust allocate:

  . a minimum of 80% of your purchase payments or Account Value among the AllianceBernstein Global Dynamic Allocation Investment Division, Allianz Global Investors Dynamic Multi-Asset Plus Investment Division, AQR Global Risk Balanced Investment Division, Barclays Aggregate Bond Index Investment Division, BlackRock Global Tactical Strategies Investment Division, Invesco Balanced-Risk Allocation Investment Division, JPMorgan Global Active Allocation Investment Division, MetLife Balanced Plus Investment Division, MetLife Multi-Index Targeted Risk Investment Division, PanAgora Global Diversified Risk Investment Division, Pyramis(R) Government Income Investment Division, Pyramis(R) Managed Risk Investment Division and Schroders Global Multi-Asset Investment Division.

   AND

Platform2

   Youmay allocate:

  . a maximum of 20% of purchase payments or Account Value among the MetLife Asset Allocation 20 Investment Division, MetLife Asset Allocation 40 Investment Division, MetLife Asset Allocation 60 Investment Division, American Funds Balanced Allocation Investment Division, American Funds Moderate Allocation Investment Division, and SSgA Growth and Income ETF Investment Division.

The investment choices listed in Platform 1 above (other than the Barclays Aggregate Bond Index Portfolio and the Pyramis(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GLWB optional benefit. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GLWB optional benefit is not selected may offer the potential for higher returns. Before You select a GLWB optional benefit, You and your financial representative should carefully consider whether the investment choices available with the GLWB optional benefit meets your investment objectives and risk tolerance.

RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER THE GLWB OPTIONAL BENEFIT TERMINATES. If You elected the GLWB optional benefit and it terminates, the investment allocation restrictions described above will no longer apply and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices, but not to the Fixed Account. For information on the termination of the GLWB optional benefit, see the description of the GLWB in the "Living Benefits -- Guaranteed Lifetime Withdrawal Benefit" section.

SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments must be allocated in accordance with the above investment allocation restrictions.

OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAM. You may allocate purchase payments to the Enhanced Dollar Cost Averaging Program. If You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program then You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with investment allocation restrictions described above. In addition, unless you provide us with different instructions, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, all transfers from the Enhanced Dollar Cost Averaging Program must be allocated to the same Investment Divisions as your most recent allocations for purchase payments.

YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE INVESTMENT ALLOCATION RESTRICTIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE INVESTMENT ALLOCATION RESTRICTIONS.

REBALANCING. We will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the investment allocation restrictions described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal.

CHANGING ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions at any time by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the investment allocation restrictions described above. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

TRANSFERS. Please note that any transfer request must result in an Account Value that meets the investment allocation restrictions described above. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.

GLWB ADDITIONAL INFORMATION. We will determine whether an Investment Division is classified as a Platform 1 or Platform 2 Investment Division. We may determine or change the classification of an Investment Division, in the event an Investment Division or its underlying investment option, is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your Contract in the event you make a new purchase payment or request a transfer among Investment Divisions. We will provide you with prior written Notice of any changes in classification of Investment Divisions.

POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. In the future, we may choose to not permit owners of existing Contracts with the GLWB optional benefit to make subsequent purchase payments if: (a) that GLWB optional benefit is no longer available to new customers, or (b) we make certain changes to the terms of that GLWB optional benefit offered to new customers (for example, if we change the optional benefit charge; see your Contract schedule for a list of the other changes). We will notify owners of Contracts with the GLWB optional benefit in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed above. Restrictions on subsequent purchase payments will remain in effect until the GLWB optional benefit is terminated unless the Company provides advance written Notice to You otherwise.

For Contracts issued in all states, if we have imposed restrictions on subsequent purchase payments on your Contract, we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in "When We Can Cancel Your Contract"; or (b) the optional benefit charge is greater than your Account Value.

INVESTMENT ALLOCATION RESTRICTIONS -- CALIFORNIA FREE LOOK REQUIREMENTS FOR PURCHASERS AGE 60 AND OVER. If You elect a GLWB optional benefit and You are a California purchaser aged 60 and older, You may allocate your purchase payments to the BlackRock Money Market Portfolio during the free look period. After the free look expires, your Account Value will automatically be transferred to one or more of the investment choices listed above, according to the allocation instructions You have given us. If You allocate your purchase payments to the BlackRock Money Market Portfolio and the Contract is cancelled during the free look period, we will give You back your purchase payments. If You do not allocate your purchase payments to the BlackRock Money Market Portfolio and the Contract is cancelled during the free look, You will only be entitled to a refund of the Contract's Account Value, which may be less than the purchase payments made to the Contract. (See "Free Look" for more information.)

GENERAL INFORMATION ABOUT THE INVESTMENT OPTIONS

The Investment Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Contracts. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Met Investors Fund and the American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS. An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the "Table of Expenses" for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the "Table of Expenses" and "Who Sells the Contracts". Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.

PORTFOLIO SELECTION. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Contracts".)


THE ANNUITY CONTRACT

   This Prospectus describes the following Contracts under which You can accumulate money:


  .   Non-Qualified

  .   Traditional IRAs (Individual Retirement Annuities)

  .   Roth IRAs (Roth Individual Retirement Annuities)

OPTIONAL AUTOMATED INVESTMENT STRATEGIES, OPTIONAL DOLLAR COST AVERAGING AND OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAMS

  There are two optional automated investment strategies, two optional dollar cost averaging programs (the Equity Generator and the Allocator), and an optional Enhanced Dollar Cost Averaging Program available to You. We created these investment strategies and programs to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. Also, the strategies and programs were designed to help You take advantage of the tax deferred status of a Non-Qualified annuity. The following restrictions apply:

  . The Enhanced Dollar Cost Averaging Program is not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities.


  . The Equity Generator(R) and the Allocator dollar cost averaging programs are not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an EDB. The Equity Generator and the Allocator dollar cost averaging programs are not available with the GMIB Max, the EDB Max, the GWB v1 or the GLWB optional benefits.

  .   The Index Selector(R) is not available if You choose the Option
      (B) Investment Allocation Restrictions. The Moderate to Aggressive and Aggressive Models are not available with the EDB III, the GMIB Plus IV, the EDB II or the GMIB Plus III. The Index Selector is not available if You choose the GMIB Max, the EDB Max, the GWB v1 or the GLWB optional benefits.

  .   Quarterly rebalancing is automatic if You choose the Option
      (B) Investment Allocation Restrictions or if You elect the GLWB.


  . You may only have one of the Index Selector, Equity Generator or Allocator in effect at any time.

  . You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector or Rebalancer(R) in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator or the Allocator.

These features are available to You without any additional charges. As with any investment program, none of them can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time.

DOLLAR COST AVERAGING AND ENHANCED DOLLAR COST AVERAGING PROGRAMS

If You make a subsequent purchase payment while a dollar cost averaging program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to the dollar cost averaging program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Investment Divisions You selected under the dollar cost averaging program or the Enhanced Dollar Cost Averaging program. Any purchase payments received after the dollar cost averaging program or Enhanced Dollar Cost Averaging program has ended will be allocated as described in "Purchase Payments--Allocation of Purchase Payments".

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any Investment Division(s), based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Account Value in the Fixed Account at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE ALLOCATOR/SM/: Each month a dollar amount You choose is transferred from the Fixed Account to any of the Investment Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Account Value in the Fixed Account is exhausted, this strategy is automatically discontinued.

ENHANCED DOLLAR COST AVERAGING PROGRAM: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Investment Divisions You choose, unless your destination Investment Division is restricted because You have elected certain optional benefits or the Index Selector(R). While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Investment Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.

If You decide You no longer want to participate in the Enhanced Dollar Cost Averaging Program, or if we receive notification of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and, unless You specify otherwise, all money remaining in your Enhanced Dollar Cost Averaging Program account will be transferred to the Investment Division(s) in accordance with the percentages You have chosen for the Enhanced Dollar Cost Averaging Program.

(For Contracts issued in New York state.) If You decide You no longer want to participate in the Enhanced Dollar Cost Averaging Program, or if we receive notification of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and, unless You specify otherwise, all money remaining in your Enhanced Dollar Cost Averaging Program account will be transferred to the BlackRock Money Market Investment Division (for Contracts issued prior to August 20, 2012), or to the Investment Division(s) in accordance with the percentages You have chosen for the Enhanced Dollar Cost Averaging Program (for Contracts issued on or after August 20, 2012).

                                   EXAMPLE:

-----------------------------------------------------------------------------------------------------------------
                                                                                                    Amount
                                                                                               Transferred from
                                                                                                  EDCA Fixed
                                                                                EDCA 6-Month  Account to Selected
                                                                                   Program        Investment
                                                                 Date  Amount   Interest Rate     Division(s)
                                                             -------- --------- ------------- -------------------
A   Enhanced Dollar Cost Averaging Program ("EDCA") 6-Month
    Program Initial purchase payment                           5/1     $12,000*     1.00%           $2,000*
-----------------------------------------------------------------------------------------------------------------
B                                                              6/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
C                                                              7/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
D   EDCA 6-Month Program
    Subsequent purchase payment                                8/1    $18,000**     1.00%          $5,000**
-----------------------------------------------------------------------------------------------------------------
E                                                              9/1                                  $5,000
-----------------------------------------------------------------------------------------------------------------
F                                                              10/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
G                                                              11/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
H                                                              12/1                                $4,058.22
-----------------------------------------------------------------------------------------------------------------

    * $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.

    ** Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.

The example is hypothetical and is not based upon actual previous or current rates.

The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.

Upon notice of death, your participation in any dollar cost averaging program is terminated.

OPTIONAL AUTOMATED INVESTMENT STRATEGIES

The Rebalancer(R): You select a specific asset allocation for your entire Account Value from among the Investment Divisions and the Fixed Account, if available, on an annual, semi-annual, quarterly or monthly frequency. Each month (as applicable, based on the frequency You select), on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy.

The Index Selector(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is divided among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Investment Divisions and the Fixed Account (or the BlackRock Money Market Investment Division where the Fixed Account is not available). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Investment Divisions and the Fixed Account (or the BlackRock Money Market Investment Division) is brought back to the selected model percentage by transferring amounts among the Investment Divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.

You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Investment Divisions are those in the Index Selector model You have selected.

If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to an Investment Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.

You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

The chart below summarizes the availability of the Dollar Cost Averaging and Enhanced Dollar Cost Averaging programs and the automated investment strategies:

Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs


-----------------------------------------------------------------------------------------------------------------------------
You may choose one:             B Class           B Plus Class           C Class           L Class           R Class
-------------------             -------           ------------           -------           -------           -------
 Equity Generator                Yes                  Yes                  No               Yes               Yes
-----------------------------------------------------------------------------------------------------------------------------
 Allocator                       Yes                  Yes                  No               Yes               Yes
-----------------------------------------------------------------------------------------------------------------------------
Not available in Contracts issued in New York State and Washington State with a GMIB or an EDB. Not available with the
GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the
EDB Max II, the GWB v1 or the GLWB.
-----------------------------------------------------------------------------------------------------------------------------
 EDCA                            Yes                  No                   No               Yes               Yes
-----------------------------------------------------------------------------------------------------------------------------
May not be used with purchase payments consisting of money from other variable annuities issued by MetLife or its affiliates.
Restrictions apply to destination Investment Divisions with a GMIB, an EDB, the GWB v1, the GLWB and the Index Selector.
-----------------------------------------------------------------------------------------------------------------------------

        Optional Automated Investment Strategies


--------------------------------------------------------------------------------------------------------------------------------
You may choose one:            B Class            B Plus Class            C Class            L Class           R Class
-------------------            -------            ------------            -------            -------           -------
Rebalancer                      Yes                   Yes                  Yes                Yes               Yes
--------------------------------------------------------------------------------------------------------------------------------
Automatic if You choose Option (B) of the Investment Allocation Restrictions for the EDB III, the GMIB Plus IV, the EDB II,
the GMIB Plus III or elect the GLWB.
--------------------------------------------------------------------------------------------------------------------------------
Index Selector                  Yes                   Yes                  Yes                Yes               Yes
--------------------------------------------------------------------------------------------------------------------------------
Not available if You choose Option (B) of the Investment Allocation Restrictions for the EDB III, the GMIB Plus IV, the
EDB II or the GMIB Plus III. The Moderate to Aggressive and Aggressive Models are not available with the EDB III, the
GMIB Plus IV, the EDB II or the GMIB Plus III. Not available with the GMIB Max V, the GMIB Max IV, the GMIB Max III, the
GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the GWB v1 or the GLWB.
--------------------------------------------------------------------------------------------------------------------------------


We will terminate all transactions under any automatic investment strategy upon notification of your death.

PURCHASE PAYMENTS

   The Contract may not be available for purchase during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your registered representative about how this may affect your purchase. For example, You may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract.

A purchase payment is the money You give us to invest in the Contract. The initial purchase payment is due on the date the Contract is issued. You may also be permitted to make subsequent purchase payments. Initial and subsequent purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent purchase payments. The manner in which subsequent purchase payments may be restricted is discussed below.

GENERAL REQUIREMENTS FOR PURCHASE PAYMENTS. The following requirements apply to initial and subsequent purchase payments.

  . The B Class and R Class minimum initial purchase payment is $5,000 for the Non-Qualified Contract.

  . The B Class and R Class minimum initial purchase payment is $2,000 for the Traditional IRA and Roth IRA Contracts.

  . The minimum initial purchase payment through debit authorization for the B Class and R Class Non-Qualified Contract is $500.

  . The minimum initial purchase payment through debit authorization for the B Class and R Class Traditional IRA and Roth IRA is $100.

  .   The B Plus Class Contract minimum initial purchase payment $10,000.

  .   The C Class and L Class minimum initial purchase payment is $25,000.

  . We reserve the right to accept amounts transferred from other annuity contracts that meet the initial minimum purchase payment requirement at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirement because of loss in market value.

  . If You are purchasing the Contract as the Beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.

  . You may continue to make purchase payments while You receive Systematic Withdrawal Program payments (described later in this Prospectus) unless your purchase payments are made through debit authorization.

  . The minimum subsequent purchase payment for all Contracts is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.

  . We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.

  . We will issue the B, C, L or R Class Contract to You before your 86th birthday. We will issue the B Plus Class Contract to You before your 81st birthday. We will accept your purchase payments until the oldest Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) reaches age 91.

The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:

----------------------------------------------------------------------------------------------

                                B Class       B Plus Class  C Class  L Class      R Class
                            ----------------  ------------  -------- -------- ----------------
Initial purchase payment        $5,000          $10,000     $25,000  $25,000      $5,000
                               ($2,000:                                          ($2,000:
                            Traditional IRA                                   Traditional IRA
                             and Roth IRA)                                     and Roth IRA)
----------------------------------------------------------------------------------------------
Subsequentpurchase payment       $500            $500        $500     $500         $500
----------------------------------------------------------------------------------------------
                            (or any amount we are required to accept under applicable tax law)
----------------------------------------------------------------------------------------------
DebitAuthorizations
----------------------------------------------------------------------------------------------
 Initial                         $500           $10,000     $25,000  $25,000       $500
                                ($100:                                            ($100:
                            Traditional IRA                                   Traditional IRA
                               and Roth                                          and Roth
                                 IRA)                                              IRA)
----------------------------------------------------------------------------------------------
 Subsequent                      $100            $100        $100     $100         $100
----------------------------------------------------------------------------------------------
                            (or any amount we are required to accept under applicable tax law)
----------------------------------------------------------------------------------------------

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. We may restrict your ability to make subsequent purchase payments. We will notify You in advance if we impose restrictions on subsequent purchase payments. You and your financial representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives.

  . Purchase payments may be limited by Federal tax laws or regulatory requirements.

  . Purchase payments may be limited by our right to limit the total of your purchase payments to $1,000,000.

  . We reserve the right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Account Value in the Fixed Account and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Account allocations (e.g., $1,000,000).

  . We reserve the right to reject any purchase payment and to limit future purchase payments. This means that we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.

  . Certain optional benefits have current and potential restrictions on subsequent purchase payments that are described in more detail above. For more information, see these subsections above: "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits--Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1"; "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits--Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II"; and "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits--Investment Allocation and Other Purchase Payment Restrictions for the GLWB."


ALLOCATION OF PURCHASE PAYMENTS


You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, the Dollar Cost Averaging (DCA) Program, if available, and the Investment Divisions. If You make a subsequent purchase payment while a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to a Dollar Cost Averaging program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You give us other instructions, we will allocate the additional purchase payment directly to the same destination Investment Divisions You selected under the Enhanced Dollar Cost Averaging program or Dollar Cost Averaging program. (See "The Annuity Contract -- Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs.") You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See "Your Investment
Choices --Investment Allocation Restrictions For Certain Optional Benefits", "Optional Death Benefits" and "Living Benefits" for allocation restrictions if You elect certain optional benefits.


DEBIT AUTHORIZATIONS

You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.

OWNING MULTIPLE CONTRACTS

You may be considering purchasing this Contract when You already own a variable annuity Contract. You should carefully consider whether purchasing an additional Contract in this situation is appropriate for You by comparing the features of the Contract You currently own, including the death benefits, living benefits, and other guarantees provided by the Contract, to the features of this Contract. You should also compare the fees and charges of your current Contract to the fees and charges of this Contract, which may be higher than your current Contract. You may also wish to discuss purchasing a Contract in these circumstances with your registered representative.

THE VALUE OF YOUR INVESTMENT


   Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for an EDB, a GMIB, a GWB or a GLWB), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

..   First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Contract You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and

..   Finally, we multiply the previous Accumulation Unit Value by this result.

   Examples
   Calculating the Number of Accumulation Units

   Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $.950 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

   You may make tax-free transfers among Investment Divisions or between the Investment Divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in an Investment Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, You must tell us:

..   The percentage or dollar amount of the transfer;

..   The Investment Divisions (or Fixed Account) from which You want the money to be transferred;

..   The Investment Divisions (or Fixed Account) to which You want the money to be transferred; and

..   Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


We reserve the right to restrict transfers to the Fixed Account (if otherwise available) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Account Value in the Fixed Account is equal to or exceeds our maximum for Fixed Account allocations (I.E., $1,000,000). If such restriction occurs, we will notify You of such change.

Please see "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits" for transfer restrictions in effect if You have the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the EDB III, the EDB II, the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the GMIB Plus IV, the GMIB Plus III, the GWB v1 or the GLWB.

For additional transfer restrictions (see "General Information -- Valuation -- Suspension of Payments").


Your transfer request must be in Good Order and completed prior to the close of the Exchange (generally 4:00 p.m. Eastern Time) on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day. We may require You to use our original forms.

RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from Contract Owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (I.E., American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, JPMorgan Small Cap Value, Loomis Sayles Small Cap Core, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Research International, Met/Eaton Vance Floating Rate, Met/Dimensional International Small Company, Met/Templeton International Bond, MSCI EAFE(R) Index, Neuberger Berman Genesis, Russell 2000(R) Index, T. Rowe Price Small Cap Growth, Oppenheimer Global Equity, Pioneer Strategic Income and Van Eck Global Natural Resources -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we Monitor the frequency of transfers/reallocations.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocations policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocations policies established by the Portfolio.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocations policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/reallocations, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

ACCESS TO YOUR MONEY

   You may withdraw either all or part of your Account Value from the Contract. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Value, if less. If any withdrawal would decrease your Account Value below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The Investment Divisions (or Fixed Account and Enhanced Dollar Cost
    Averaging Program) from which You want the money to be withdrawn.

Your withdrawal may be subject to Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive under a pay-out option.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that You selected, the payments will be taken out pro rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any Investment Divisions in which You then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).

You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Contract.

MINIMUM DISTRIBUTIONS

In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. We will terminate your participation in the program upon notification of your death.

CHARGES


  There are two types of charges You pay while You have money in an Investment Division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges. The Separate Account charges You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Contract.

SEPARATE ACCOUNT CHARGE

Each class of the Contract has a different annual Separate Account charge that is expressed as a percentage of the average Account Value in the Separate Account. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Value. This charge also includes the risk that our expenses in administering the Contracts may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the Separate Account charge for each class of the Contract along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase of the Contract.

                          SEPARATE ACCOUNT CHARGES/1/

                                                   B CLASS B PLUS CLASS/2/ C CLASS L CLASS R CLASS
                                                   ------- --------------  ------- ------- -------
Separate Account charge with Standard Death
  Benefit/3/......................................  1.25%       1.80%       1.65%   1.50%   1.15%
  Optional Annual Step-Up Death Benefit...........  0.20%       0.20%       0.20%   0.20%   0.20%
  Optional Earnings Preservation Benefit/4/.......   .25%        .25%        .25%    .25%    .25%

  /1/ We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions. We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Investment Divisions.

  /2/ The Separate Account charge for the B Plus Class will be reduced by 0.55% after You have held the Contract for nine years.

  /3/  The Separate Account charge includes the Standard Death Benefit.

  /4/ The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Each class of shares available to the Contracts has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee (except for the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios of the Met Investors Fund, which are Class C and have a 0.55% 12b-1 Plan fee and the Pioneer Strategic Income Portfolio of the Met Investors Fund, which is Class E and has a 0.15% 12b-1 Plan fee). Class 2 shares of the available American Funds(R) have a 0.25% 12b-1 Plan fee. Amounts for each Investment Division for the previous year are listed in the "Table of Expenses".

ANNUAL CONTRACT FEE


  There is a $30 Annual Contract Fee. This fee is waived if your Account
Value is at least $50,000. It is deducted on a pro rata basis from the Investment Divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Value, the entire fee will be deducted at the time of a total withdrawal of your Account Value. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.

TRANSFER FEE

We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25.00 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Investment Division or the Fixed Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Account is being transferred, the transfer fee will be deducted from the amount that is transferred.

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

OPTIONAL ENHANCED DEATH BENEFITS

The EDB Max V may only be elected if You have elected the GMIB Max V. The EDB Max IV could only be elected if You elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III.

The EDB Max V is available for an additional charge of 0.60% for issue ages 69 or younger and 1.15% for issue ages 70-72 of the Death Benefit Base (as defined later in this Prospectus); the EDB Max IV, the EDB Max III, the EDB Max II, the EDB III and the EDB II were each available for an additional charge of 0.60% for issue ages 69 or younger and 1.15% for issue ages 70-75 of the Death Benefit Base, each deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Account Value in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Value in the Separate Account. If You elect an Optional Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. The EDB Max V is currently available in all states. The EDB Max IV, the EDB Max III, EDB Max II, EDB III and EDB II are not available for purchase.

If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of owner/Annuitant or the assignment. If an EDB optional benefit is terminated because the Contract is terminated, the death benefit amount is determined or your Account Value is not sufficient to pay the optional benefit charge, no EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS

The GMIB Max V is available and, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the GMIB Plus IV and the GMIB Plus III were available for an additional charge of 1.00% based on the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Account Value in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Value in the Separate Account. If You elect an Optional Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. The GMIB Max V is currently available for purchase in all states. The GMIB Max IV, the GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III are not available for purchase.

If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GMIB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GMIB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), the Guaranteed Principal Option is exercised or it is the 30th day following the Contract Anniversary prior to your 91st birthday, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.

OPTIONAL GUARANTEED WITHDRAWAL BENEFITS

The GWB is available for an additional charge of 0.90% of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Annual Step-Up by withdrawing amounts on a pro rata basis from your Account Value in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.

If You elect an Automatic Annual Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the GWB maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.

If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GWB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GWB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the optional benefit, no GWB optional benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect. The GWB charge is not assessed while your Remaining Guaranteed Withdrawal Amount equals zero.


OPTIONAL GUARANTEED LIFETIME WITHDRAWAL BENEFITS

The GLWB optional benefit is available for an additional charge of 1.25% of the Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up by withdrawing amounts on a pro rata basis from your Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from your Account Value in the Separate Account.

Upon an Automatic Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Step-Up occurs to a rate that does not exceed the lower of: (a) the GLWB optional benefit maximum charge (2.00%) or (b) the current rate that we would charge for the same optional benefit with the same benefits, if available, for new Contract purchases at the time of the Automatic Step-Up.

If You make a total withdrawal of your Account Value prior to the Lifetime Withdrawal Age or that was an Excess Withdrawal, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GLWB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GLWB optional benefit is terminated because of the death of the Contract Owner or joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the optional benefit, no GLWB optional benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect.

OPTIONAL GUARANTEED LIFETIME WITHDRAWAL BENEFIT--DEATH BENEFIT (THE "GLWB DEATH BENEFIT")

The GLWB Death Benefit may only be elected if you have also elected the GLWB optional benefit.

The GLWB Death Benefit is available for an additional charge of 0.65% of the GLWB Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up by withdrawing amounts on a pro rata basis from your Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the investment options that are part of the Separate Account by canceling accumulation units from your Account Value in the Separate Account.

Upon an Automatic Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Step-Up occurs to a rate that does not exceed the lower of: (a) the GLWB Death Benefit maximum charge (1.20%) or (b) the current rate that we would charge for the same optional death benefit with the same benefits, if available, for new Contract purchases at the time of the Automatic Step-Up.

If You make a total withdrawal of your Account Value prior to the Lifetime Withdrawal Age or that was an Excess Withdrawal, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GLWB Death Benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If the GLWB optional benefit is terminated because of the death of the Contract Owner or joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the GLWB optional benefit, no GLWB Death Benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect.


PREMIUM AND OTHER TAXES

   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently depend on the Contract You purchase and your home state or jurisdiction. The chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

WITHDRAWAL CHARGES

   A Withdrawal Charge may apply if You withdraw purchase payments that were credited to your Contract. For the B Plus Class, unless we specifically state otherwise, "purchase payments" in reference to the B Plus Class means purchase payments plus any associated bonus amounts, therefore, the declining nine year Withdrawal Charge on each purchase payment will include any associated bonus amounts. There are no Withdrawal Charges for the C Class Contract or in certain situations or upon the occurrence of certain events (see "When No Withdrawal Charge Applies"). To determine the Withdrawal Charge for the Contracts, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or Investment Division from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal is subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order: (1) Earnings in your Contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); (2) The free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the Investment Divisions in the same proportion as the withdrawal is being made.

For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Value that is less than the minimum required.

The Withdrawal Charge on purchase payments withdrawn for each class is as follows:


NUMBER OF COMPLETE YEARS FROM RECEIPT OF PURCHASE PAYMENT  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
---------------------------------------------------------  ------- ------------ ------- ------- -------
                    0.....................................    7%        8%       None      7%      8%
                    1.....................................    6%        8%                 6%      8%
                    2.....................................    6%        7%                 5%      7%
                    3.....................................    5%        6%                 0%      6%
                    4.....................................    4%        5%                 0%      5%
                    5.....................................    3%        4%                 0%      4%
                    6.....................................    2%        3%                 0%      3%
                    7.....................................    0%        2%                 0%      2%
                    8.....................................    0%        1%                 0%      1%
                    9 and thereafter......................    0%        0%                 0%      0%

The Withdrawal Charge reimburses us for our costs in selling the Contracts. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Contracts which exceed the amount of Withdrawal Charges we collect.

FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the Withdrawal Charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in "Death Benefit - Generally" and "Living Benefits". The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.

WHEN NO WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.

You do not pay a Withdrawal Charge:

..   If You have a C Class Contract.

..   On transfers You make within your Contract among the Investment Divisions and transfers to or from the Fixed Account.
..   On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, nine Contract Years ago for the B Plus Class, three Contract Years ago for the L Class, and nine Contract Years ago for the R Class.

..   If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.

..   If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.

..   If your Contract permits and your spouse is substituted as the owner of the
    Contract and continues the Contract, that portion of the Account Value that is equal to the "step-up" portion of the death benefit.

..   If You withdraw only your earnings from the Investment Divisions.

..   During the first Contract Year, if You are in the Systematic Withdrawal
    Program, and You withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.

..   After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.

..   If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract. For purposes of this exception, we assume that the Contract is the only Contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values. This exception does not apply if You have a Non-Qualified or Roth IRA Contract.

..   If You accept an amendment converting your Traditional IRA Contract to a
    Roth IRA Contract.

..   If You properly "recharacterize" as permitted under Federal tax law your
    Traditional IRA Contract or a Roth IRA Contract using the same Contract.

..   This Contract feature is only available if You are less than 86 years old on the Contract issue date. After the first Contract Year, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract:

  . Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts. This Contract feature is also not available for Contracts issued in South Dakota based on applications and necessary information received in Good Order at your Administrative Office after the close of the New York Stock Exchange on December 31, 2012; or

  . Is diagnosed with a terminal illness and not expected to live more than 12 months (24 months in the state of Massachusetts).

..   This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if You are disabled as defined in the Federal Social Security Act and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.

..   If You have transferred money which is not subject to a Withdrawal Charge
    (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Contract, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.

..   Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Value and (2) You transfer your total Account Value to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

GENERAL. We may elect to reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.

FREE LOOK


   You may cancel your Contract within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or your Account Value as of the date your refund request is received at your Administrative Office in Good Order.


Any Bonus does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Value, the refunded amount will include any investment performance attributable to the 6% credit. If there are any losses from investment performance attributable to the 6% credit, we will bear that loss.


For additional information applicable to California purchasers aged 60 and older who elect a GMIB Max, EDB Max, GWB v1 or GLWB optional benefit, see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1--Investment Allocation Restrictions--California Free Look Requirements for Purchasers Age 60 and Over" and "Investment Allocation and Other Purchase Payment Restrictions for the GLWB--Investment Allocation Restrictions--California Free Look Requirements for Purchasers Age 60 and Over."


DEATH BENEFIT--GENERALLY

   One of the insurance guarantees we provide You under your Contract is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your Beneficiary(ies).

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

If You intend to purchase the Contract for use with a Traditional IRA or Roth IRA, see "Income Taxes" for a discussion concerning IRAs.


The standard death benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the EDB Max V, the EDB Max IV, the EDB Max III the EDB Max II, the EDB III, the EDB II, the GLWB Death Benefit and the Earnings Preservation Benefit) are described in the "Optional Death Benefits" section. You may elect the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit. You may not elect the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with an Enhanced Death Benefit (EDB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III or EDB II). The EDB Max V is currently available in all states. The EDB Max IV, the EDB Max III, the EDB Max II, the EDB III and the EDB II are not available for purchase. The EDB Max V may only be elected if You have elected the GMIB Max V. The EDB Max IV may only be elected if You have elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III. You may only elect the GLWB Death Benefit if you have also elected the GLWB optional benefit.

The death benefits are described below. There may be versions of each optional death benefit that vary by issue date and state availability. In addition, a version of an optional death benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional death benefits for the specific provisions applicable to You.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or first beneficiary, if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Divisions and is subject to investment risk.

If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.


Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Contract. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds or under other settlement options that we may make available. If You purchased the Contract as a deceased person's Beneficiary under an IRA, your Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See "Income Taxes" for more information.

If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.

If You are a natural person and You change ownership of the Contract to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Value on the date of the change in Contract Owner.

SPOUSAL CONTINUATION. If the Beneficiary is your spouse, the Beneficiary may be substituted as the owner of the Contract and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Value will be adjusted to equal the death benefit. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in an Investment Division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Contract would be subject to applicable Withdrawal Charges except for that portion of the Account Value that is equal to the "step-up" portion of the death benefit.

If the spouse continues the Contract, the second death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract. If the Contract includes both a GMIB and an EDB optional benefit, the Annual Increase Amount for both the GMIB and the EDB optional benefits is also reset to the Account Value adjusted to include the death benefit on the date the spouse continues the Contract.


Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.

For information on Spousal Continuation regarding the GLWB optional benefit, see the "Operation of the GLWB -- Spousal Continuation."


"STRETCH IRA" CONTRACTS. We permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit. We issue a new Contract to your Beneficiary to facilitate the distribution of payments. The designated Beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated Beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same Contract class as your Contract, except, if You had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the Beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an Investment Division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the Beneficiary. Your Beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable Withdrawal Charges. The Beneficiary may be permitted to choose some optional benefits available under the Contract, but certain Contract provisions or programs may not be available.

If your Beneficiary holds the Traditional IRA Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include Highest Anniversary Value as of each fifth Contract Anniversary or Highest Anniversary Value as of each Contract Anniversary, would be reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. If the Contract has the optional GMIB, the Annual Increase Amount is reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. At the death of the Beneficiary, the Beneficiary's Beneficiary may be limited by tax law as to the method of distribution of any death benefit.

"STRETCH NON-QUALIFIED" CONTRACTS. If available in your state, we permit your Beneficiary to hold the Non-Qualified Contract in your name after your death for his/her benefit. We issue a new Contract to your Beneficiary to facilitate the distribution of payments. The designated Beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated Beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same Contract class as your Contract, except, if You had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the Beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an Investment Division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the Beneficiary. Your Beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other non-qualified contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable Withdrawal Charges. The Beneficiary may be permitted to choose some of the optional benefits available under the Contract, but no optional living benefit options are available and certain Contract provisions or programs may not be available.

If your Beneficiary holds the Non-Qualified Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include Highest Anniversary Value as of each fifth Contract Anniversary or Highest Anniversary Value as of each Contract Anniversary, would be reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. If the Contract has an optional GMIB, the Annual Increase Amount is reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. At the death of the Beneficiary, the Beneficiary's Beneficiary may be limited by tax law and our administrative procedures as to the available methods and period of distribution of any death benefit.

TOTAL CONTROL ACCOUNT. The Beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

EDB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase an EDB.

STANDARD DEATH BENEFIT

The Standard Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Value; (2) total purchase payment less partial withdrawals; or (3) your "Highest Anniversary Value" (as described below) as of each fifth Contract Anniversary.

If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:

1. Your Account Value; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge); or

3. "Highest Anniversary Value" as of each fifth Contract Anniversary, determined as follows:

   .  At issue, the Highest Anniversary Value is your initial purchase payment;

   . Increase the Highest Anniversary Value by each subsequent purchase payment;

   . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);

   .  On each fifth Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Value and
      (3) total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

      . Increase the Highest Anniversary Value by each subsequent purchase payment or

      . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value before the withdrawal.

                                   EXAMPLE:


------------------------------------------------------------------------------------------------------
                                                           Date                       Amount
                                               ------------------------------ ------------------------
A   Initial purchase payment                             10/1/2015                   $100,000
------------------------------------------------------------------------------------------------------
B   Account Value                                        10/1/2016                   $104,000
                                               (First Contract Anniversary)
------------------------------------------------------------------------------------------------------
C   Death Benefit                                     As of 10/1/2016                $104,000
                                                                              (= greater of A and B)
------------------------------------------------------------------------------------------------------
D   Account Value                                        10/1/2017                    $90,000
                                               (Second Contract Anniversary)
------------------------------------------------------------------------------------------------------
E   Death Benefit                                        10/1/2017                   $100,000
                                                                              (= greater of A and D)
------------------------------------------------------------------------------------------------------
F   Withdrawal                                           10/2/2017                    $9,000
------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                10/2/2017                      10%
                                                                                      (= F/D)
------------------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                       10/2/2017                    $81,000
                                                                                      (= D-F)
------------------------------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal          As of 10/2/2017                 $90,000
                                                                                   (= A-(A X G))
------------------------------------------------------------------------------------------------------
J   Death Benefit                                        10/2/2017                    $90,000
                                                                              (= greater of H and I)
------------------------------------------------------------------------------------------------------
K   Account Value                                        10/1/2020                   $125,000
------------------------------------------------------------------------------------------------------
L   Death Benefit (Highest Anniversary Value)        As of 10/1/2020                 $125,000
                                                    (Fifth Anniversary)       (= greater of I and K)
------------------------------------------------------------------------------------------------------
M   Account Value                                        10/2/2020                   $110,000
------------------------------------------------------------------------------------------------------
N   Death Benefit                                     As of 10/2/2020                $125,000
                                                                              (= greatest of I, L, M)
------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.


Account Values on 10/1/17 and 10/2/17 are assumed to be equal prior to the withdrawal.


OPTIONAL DEATH BENEFITS

ANNUAL STEP-UP DEATH BENEFIT

   The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value; or
(2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Value; or

2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);

  .   On each Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value immediately before the withdrawal.

You may not purchase this benefit if You are 78 years of age or older.

The Annual Step-Up Death Benefit is available for an additional charge of 0.20% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:


-------------------------------------------------------------------------------------------------------------
                                                                   Date                       Amount
                                                       ------------------------------ -----------------------
A   Initial purchase payment                                     10/1/2015                   $100,000
-------------------------------------------------------------------------------------------------------------
B   Account Value                                                10/1/2016                   $104,000
                                                       (First Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
C   Death Benefit (Highest Anniversary Value)                 As of 10/1/2016                $104,000
                                                                                      (= greater of A and B)
-------------------------------------------------------------------------------------------------------------
D   Account Value                                                10/1/2017                   $90,000
                                                       (Second Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
E   Death Benefit (Highest Contract Year Anniversary)            10/1/2017                   $104,000
                                                                                      (= greater of B and D)
-------------------------------------------------------------------------------------------------------------
F   Withdrawal                                                   10/2/2017                    $9,000
-------------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                        10/2/2017                     10%
                                                                                             (= F/D)
-------------------------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                               10/2/2017                   $81,000
                                                                                             (= D-F)
-------------------------------------------------------------------------------------------------------------
I   Highest Anniversary Value reduced for Withdrawal          As of 10/2/2017                $93,600
                                                                                          (= E-(E X G))
-------------------------------------------------------------------------------------------------------------
J   Death Benefit                                                10/2/2017                   $93,600
                                                                                      (= greater of H and I)
-------------------------------------------------------------------------------------------------------------


Notes to Example

Purchaser is age 60 at issue.

Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.


The Account Values on 10/1/17 and 10/2/17 are assumed to be equal prior to the withdrawal.


ENHANCED DEATH BENEFITS


In states where approved, You may select the Enhanced Death Benefit ("EDB") (subject to investment allocation restrictions) if You are age 72 or younger (for EDB Max V) or age 75 or younger (for all other versions of the EDB) at the effective date of your Contract. If You select the EDB, You may not select the Optional Annual Step-Up Death Benefit or the Earnings Preservation Benefit. The EDB optional benefit is referred to in your Contract and rider as the "Guaranteed Minimum Death Benefit" or "GMDB".


The EDB Max V is currently available for purchase in all states. The EDB Max IV, the EDB Max III, EDB Max II, EDB III and EDB II are not available for purchase.

EDB VERSIONS MUST BE ELECTED WITH CORRESPONDING GMIB OPTIONAL BENEFITS. Each version of the EDB optional benefit may only be elected if You have elected the corresponding GMIB optional benefit:

..   EDB Max V may only be elected with GMIB Max V;
..   EDB Max IV could only have been elected with GMIB Max IV;
..   EDB Max III could only have been elected with GMIB Max III;
..   EDB Max II could only have been elected with GMIB Max II;

..   EDB III could only have been elected with GMIB Plus IV; and
..   EDB II could only have been elected with GMIB Plus III.

You should understand that by electing both a GMIB optional benefit and an EDB optional benefit, You will be paying for and receiving both an income benefit and a death benefit and the cost of the combined optional benefits will be higher than the cost of either a GMIB optional benefit or other available death benefit optional benefits individually. Please note that other standard or optional death benefits are available under the Contract that are not required to be purchased in combination with a GMIB optional benefit. You should also understand that once GMIB income payments begin under a GMIB optional benefit, the EDB optional benefit will be terminated.

SUMMARY OF THE EDB

The following section provides a summary of how the EDB works. A more detailed explanation of the operation of the EDB is provided in the section below called "Operation of the EDB."

Under the EDB, we calculate a "Death Benefit Base" that, if greater than the Account Value at the time the death benefit is calculated determines the death benefit amount. The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at the Annual Increase Rate.

DIFFERENT VERSIONS OF THE EDB. From time to time, we introduce new versions of the EDB. Each version of the EDB we have offered with the Contract, and the versions we may currently be offering (if any), are listed in the "EDB Rate Table" immediately following the "Operation of the EDB" section below. The principal differences between the different versions of the EDB described in this Prospectus are the items listed in the EDB Rate Table and the investment portfolios to which You are permitted to allocate Account Value while the EDB optional benefit is in effect (see "Operation of the EDB - Investment Allocation Restrictions").

OPERATION OF THE EDB

The following section describes how the EDB operates. When reading the following descriptions of the operation of the EDB (for example, the "Annual Increase Rate" and "Dollar-for-Dollar Withdrawal Percentage" sections), refer to the EDB Rate Table below for the specific rates and other terms applicable to your version of the EDB.

If You select an EDB optional benefit, the amount of the death benefit will be the greater of:

(1)the Account Value; or

(2)the Death Benefit Base.

DEATH BENEFIT BASE.  The Death Benefit Base is the greater of (a) or (b) below.

   (a)Highest Anniversary Value: On the date we issue your Contract, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal. The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

   (b)Annual Increase Amount : On the date we issue your Contract the "Annual Increase Amount" is equal to your initial purchase payment . All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

      (i)is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and

     (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

The Annual Increase Amount does not change after the Contract Anniversary immediately preceding the Contract Owner's 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described below.

ANNUAL INCREASE RATE. As noted above, we calculate a Death Benefit base under the EDB optional benefit that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the "annual increase rate."

Through the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is the greater of:

   (a)the EDB Annual Increase Rate; or

   (b)the Required Minimum Distribution Rate (as defined below).

   Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Code.

REQUIRED MINIMUM DISTRIBUTION RATE. The Required Minimum Distribution Rate equals the greater of:

   (1)the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

  (2a)if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With EDB" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the Required Minimum Distribution Rate) is greater than item
(a) above (the EDB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the Annual Increase Amount at the beginning of the Contract Year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the EDB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of the death benefit under the EDB.

After the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is 0%.

DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE. One of the factors used in calculating withdrawal adjustments is called the "Dollar-for-Dollar Withdrawal Percentage." The Dollar-for-Dollar Withdrawal Percentage is the greater of:

   (a)the EDB Dollar-for-Dollar Withdrawal Rate; or

   (b)the Required Minimum Distribution Rate (as defined above under "Annual Increase Rate").

Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Code.

After the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.

For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the EDB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A HIGHER DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE ALLOWS YOU TO WITHDRAW A LARGER AMOUNT EACH CONTRACT YEAR WHILE RECEIVING DOLLAR-FOR-DOLLAR TREATMENT OF THE WITHDRAWALS RATHER THAN A PROPORTIONAL ADJUSTMENT. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value a "dollar-for-dollar treatment" withdrawal adjustment may be more favorable than a "proportional reduction" withdrawal adjustment.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

   (a)proportional reduction: (1) if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above); or (2) if the withdrawals occur on or after the Contract Anniversary immediately prior to your 91st birthday; or (3) if the withdrawals are not paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable Withdrawal Charge); or

   (b)dollar-for-dollar treatment: (1) if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage;
      (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. DEPENDING ON THE RELATIVE AMOUNTS OF THE ANNUAL INCREASE AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE ANNUAL INCREASE AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE ANNUAL INCREASE AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF THE DEATH BENEFIT UNDER THE EDB OPTIONAL BENEFIT. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.

Example:

   . Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if You owned an EDB optional benefit with a 4.5% EDB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first Contract Year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.

   . Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example if You took a withdrawal during the first Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 591/2, a 10% Federal income tax penalty may apply.

OPTIONAL STEP-UP. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the EDB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE OPTIONAL BENEFIT CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE OR
(B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or older Joint Contract Owner, or the Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a GMIB optional benefit and an EDB optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at Your Administrative Office

(or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

Each Optional Step-Up:

   (1)resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election:

   (2)may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current optional benefit charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.

INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the investment allocation restrictions for your version of the EDB, see the applicable subsection of "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits."

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. For a detailed description of the restrictions or potential restrictions on subsequent purchase payments that may apply for your version of the EDB, see the applicable subsection of "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits."

TERMINATING THE EDB OPTIONAL BENEFIT. Except as otherwise provided in the EDB optional benefit, the optional benefit will terminate upon the earliest of:

   (a)The date You make a total withdrawal of your Account Value (a pro rata portion of the optional benefit charge will be assessed);

   (b)The date there are insufficient funds to deduct the optional benefit charge from your Account Value;

   (c)The date You elect to receive income payments under the Contract (a pro rata portion of the optional benefit charge will be assessed);

   (d)A change of the Contract Owner or joint Contract Owner (or the Annuitant, if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

   (e)The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

   (f)The date the death benefit amount is determined (excluding the determination of the death benefit under the spousal continuation option); or

   (g)Termination of the Contract to which the optional benefit is attached.

Under our current administrative procedures, we will waive the termination of the EDB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.


(See Appendix D for examples of the EDB.)


USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH EDB

For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the EDB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Death Benefit Base on a proportionate basis. (Reducing the Death Benefit Base on a proportionate basis could have the effect of reducing or eliminating the value of death benefit provided by the EDB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the EDB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the EDB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the EDB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of the death benefit provided by the EDB optional benefit.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

THE EDB OPTIONAL BENEFIT AND ANNUITIZATION.   Since the annuity date at the
time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract issue, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and Our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (see "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected. However, for Contracts purchased with an EDB optional benefit, if You annuitize at the latest date permitted, You must elect one of the following options:

(1)Annuitize the Account Value under the Contract's annuity provisions; or

(2)Elect to receive annuity payments determined by applying the Death Benefit Base to the greater of the guaranteed income payment type rates for the Contract at the time of purchase or the current income payment type rates applicable to the class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.

If You fail to select one of the above options, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee Period, unless the payment under option (2) above is greater, in which case we will apply option
(2) to your Contract.

EDB RATE TABLE

USING THE EDB RATE TABLE. The EDB Rate Table indicates the date each version was first offered ("Date Introduced"). Only one version is offered in each state currently. When a new version of the EDB is introduced it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version.

If You have already purchased a Contract, to determine which version of the EDB (if any) You purchased with your Contract, You should refer to the copy of the Contract You received after You purchased it. If You would like another copy of your Contract, including any applicable EDB optional benefit, please call your Administrative office at 1-800-638-7732. If You are purchasing a Contract, to determine which version of the optional benefit is currently being offered in your state, You should ask your registered representative.

If we introduce a new version of the optional benefit, we generally will do so by updating the EDB Rate Table. Changes to the EDB Rate Table after the date of this Prospectus, reflecting a new version of the optional benefit, will be made in a supplement to the Prospectus.

The EDB Rate Table lists the following for each version of the EDB:

..  the EDB Annual Increase Rate, which is the minimum rate at which the Annual
   Increase Amount is increased at each Contract Anniversary (see " Operation of the EDB -- Income Base");

.. the EDB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if You make withdrawals that do not exceed the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the EDB -- see "Operation of the EDB -- Withdrawal Adjustments.") For IRAs and other qualified Contracts, also see "Operation of the EDB -- Required Minimum Distribution Rate."

EDB RATE TABLE

                             EDB
                           ANNUAL                      EDB
                           INCREASE        DOLLAR-FOR-DOLLAR WITHDRAWAL
   EDB OPTIONAL BENEFIT     RATE                      RATE
 -----------------------------------------------------------------------------
       EDB Max V/1/         4.0%                       4.0%
 -----------------------------------------------------------------------------
        EDB Max IV          5.0%      4.5% if first withdrawal prior to 5th
                                     Contract Anniversary/2/ or 5.0% if first
                                       withdrawal on or after 5th Contract
                                                  Anniversary/2/
 -----------------------------------------------------------------------------
       EDB Max III          5.0%                       5.0%
 -----------------------------------------------------------------------------
        EDB Max II          5.5%                       5.5%
 -----------------------------------------------------------------------------
         EDB III            4.5%                       4.5%
 -----------------------------------------------------------------------------
          EDB II            5.0%                       5.0%
-----------
(1)Only the EDB Max V optional benefit is currently available for purchase.
(2)For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under the EDB Max IV (see "Operation of the EDB -- Withdrawal Adjustments").

EDB VERSION AVAILABILITY BY STATE

                    ALL STATES
   OPTIONAL           EXCEPT
BENEFIT VERSION  FL, NV AND NJ/1/          FLORIDA              NEVADA             NEW JERSEY
---------------------------------------------------------------------------------------------------
   EDB Max V    02/04/13 - current   02/25/13 - current   02/25/13 - current   02/25/13 - current
---------------------------------------------------------------------------------------------------
  EDB Max IV    08/20/12 - 02/03/13  08/20/12 - 02/24/13  11/12/12 - 02/24/13  11/19/12 - 02/24/13
---------------------------------------------------------------------------------------------------
  EDB Max III   01/03/12 - 08/17/12  01/03/12 - 08/17/12  02/27/12 - 11/09/12  01/03/12 - 11/16/12
---------------------------------------------------------------------------------------------------
  EDB Max II    10/10/11 - 12/30/11  10/10/11 - 12/30/11          N/A          10/10/11 - 12/30/11
---------------------------------------------------------------------------------------------------
    EDB III     10/10/11 - 02/24/12  10/10/11 - 02/24/12          N/A          10/10/11 - 02/24/12
---------------------------------------------------------------------------------------------------
    EDB II              N/A                  N/A          10/10/11 - 02/24/12          N/A

-----------
(1) All versions of the EDB are not available with a B Plus Class or C Class Contract in Washington State or New York State.


GUARANTEED LIFETIME WITHDRAWAL BENEFIT--DEATH BENEFIT (THE "GLWB DEATH BENEFIT")

In states where approved, You may elect the GLWB Death Benefit when you elect the GLWB optional benefit if You are at least age 50 and not older than age 65 at the effective date of your Contract. The GLWB Death Benefit is currently available for purchase in all states except [.].

Under the GLWB Death Benefit, we calculate a "GLWB Death Benefit Base", as defined later in this Prospectus that, if greater than the Standard Death Benefit or any other death benefit included by rider, at the time the death benefit is calculated determines the death benefit amount.

For a more detailed explanation of the operation of the GLWB Death Benefit see "Living Benefits -- Guaranteed Lifetime Withdrawal Benefit -- Death Benefit."

(See Appendix H for examples of the GLWB Death Benefit.)

EARNINGS PRESERVATION BENEFIT

You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay. If You select the Earnings Preservation Benefit, You may not select an EDB.

This benefit provides that an additional death benefit is payable equal to:

The difference between

1. Your death benefit (either the standard death benefit or an optional death benefit for which You pay an additional charge); and

2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:

1. The difference between

   a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

   b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2. In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:

          Purchase Age                            Percentage

          Ages 69 or younger                          40%

          Ages 70-77                                  25%

          Ages 78 and above                            0%

You may not purchase this benefit if You are 78 years of age or older.

If the spouse continues the Contract, the spouse can choose one of the following two options:

  . Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

  . Stop the Earnings Preservation Benefit. Then, the Account Value is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.

If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Value.

If You are a natural person and You change ownership of the Contract to someone other than your spouse, this benefit is calculated in the same manner except
(1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Value on the date of the change in Contract Owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.

If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:


--------------------------------------------------------------------
                                       Date           Amount
                                     ---------- --------------------
A   Purchase Payments Not Withdrawn  10/1/2015       $100,000
--------------------------------------------------------------------
B   Death Benefit                    10/1/2016       $105,000
--------------------------------------------------------------------
C   Additional Death Benefit         10/1/2016        $2,000
                                                 (= 40% X (B - A))
--------------------------------------------------------------------
D   Account Value                    10/1/2017        $90,000
--------------------------------------------------------------------
E   Withdrawal                       10/2/2017        $9,000
--------------------------------------------------------------------
F   Account Value after Withdrawal   10/2/2017        $81,000
                                                     (= D - E)
--------------------------------------------------------------------
G   Purchase Payments Not Withdrawn  10/2/2017        $91,000
--------------------------------------------------------------------
                                                     (= A - E,
                                                 because there is
                                                    no gain at
                                                time of withdrawal)
--------------------------------------------------------------------
H   Death Benefit                    10/2/2017        $99,238
--------------------------------------------------------------------
I   Additional Death Benefit                          $3,295
                                                 (= 40% X (H - G))
--------------------------------------------------------------------


Notes to Example:

Purchaser is age 60 at issue.

Any Withdrawal Charge from the Account Value is included when determining the percentage of Account Value withdrawn.

All amounts are rounded to the nearest dollar.

LIVING BENEFITS

OVERVIEW OF LIVING BENEFIT OPTIONAL BENEFITS

We offer optional living benefits that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these optional benefits may be elected, and the optional benefits must be elected at Contract issue. These optional benefits are described briefly below. There may be versions of each optional living benefit that vary by issue date and state availability. In addition, a version of an optional living benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional living benefits for the specific provisions applicable to You. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit. We currently offer three types of living benefits -- guaranteed income benefits, a guaranteed withdrawal benefit and a guaranteed lifetime withdrawal benefit.


GUARANTEED INCOME BENEFITS

  .  GMIB Max (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II)

  .  Guaranteed Minimum Income Benefit Plus (GMIB Plus IV and GMIB Plus III)

Our guaranteed income benefit optional benefits are designed to allow You to invest your Account Value in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect the pay-out phase. The fixed income payment amount is guaranteed regardless of investment performance or the actual Account Value at the time You annuitize. Prior to exercising the optional benefit and annuitizing your Contract, You may make withdrawals up to a maximum level specified in the optional benefit and still maintain the benefit amount.

GUARANTEED WITHDRAWAL BENEFIT

  .  Guaranteed Withdrawal Benefit ("GWB v1")

The Guaranteed Withdrawal Benefit is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the optional benefit.


GUARANTEED LIFETIME WITHDRAWAL BENEFIT

  .  Guaranteed Lifetime Withdrawal Benefit ("GLWB")

The GLWB optional benefit is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that You will receive lifetime income regardless of investment performance, subject to the conditions described in "Operation of the GLWB." In states where approved, you may also elect the GLWB Death Benefit for an additional charge if You elect the GLWB optional benefit.


GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")

If You want to invest your Account Value in the investment portfolio(s) during the pay-in phase, but You also want to assure a specified guaranteed level of minimum fixed income payments during the pay-out phase, we offer an optional benefit for an additional charge, called the Guaranteed Minimum Income Benefit ("GMIB"). The purpose of the GMIB is to provide protection against market risk (the risk that the Account Value allocated to the investment portfolio(s) may decline in value or underperform your expectations).

As described in more detail in "Pay-Out Options (or Income Options)," You can choose to apply your Account Value to fixed income payments, variable income payment types, or a combination of both. The dollar amount of your income payments will vary to a significant degree based on the market performance of the investment portfolio(s) to which You had allocated Account Value during the pay-in phase (and based on market performance during the pay-out phase, in the case of variable income payments.

With the GMIB, the minimum amount of each fixed income payment You receive during the pay-out phase is guaranteed regardless of the investment performance of the investment portfolios during the pay-in phase or your actual Account Value at the time You elect the pay-out phase. Prior to exercising the optional benefit, You may make specified withdrawals that reduce your Income Base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercise the optional benefit.


In states where approved, You may purchase the GMIB if You are age 78 or younger on the effective date of your Contract. You may not have this benefit and another living benefit (Guaranteed Withdrawal Benefit or Guaranteed Lifetime Withdrawal Benefit) in effect at the same time. Once elected, the GMIB may not be terminated except as stated below.


SUMMARY OF THE GMIB

The following section provides a summary of how the GMIB works. A more detailed explanation of the operation of the GMIB is provided in the section below called "Operation of the GMIB."

Under the GMIB, we calculate an "Income Base" that determines, in part, the minimum amount You receive as fixed income payments under the GMIB if You elect the pay-out phase. The Income Base is the greater of two calculated values, the Annual Increase Amount or the Highest Anniversary Value (see "Operation of the GMIB -- Income Base"). We then will apply the Income Base calculated at the time the GMIB optional benefit is exercised to the conservative GMIB Annuity Table specified in your GMIB optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments. (However, your actual payment may be higher than this minimum if, as discussed below, income payments during the pay-out phase of the Contract based on the Account Value would produce a higher payment).

IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. THE GMIB MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NOT LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE CONTRACT OWNER'S 91ST BIRTHDAY. IF AT THE TIME YOU ELECT THE PAY-OUT PHASE, APPLYING YOUR ACTUAL ACCOUNT VALUE TO THEN CURRENT ANNUITY PURCHASE RATES (INDEPENDENT OF THE GMIB OPTIONAL BENEFIT) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER INCOME PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE OPTIONAL BENEFIT EVEN THOUGH IT WAS NOT USED.

DIFFERENT VERSIONS OF THE GMIB. From time to time, we introduce new versions of the GMIB. Each version of the GMIB we have offered with the Contract, and the versions we may currently be offering (if any), are listed in the "GMIB Rate Table" immediately following the "Operation of the GMIB" section below. The principal differences between the different versions of the GMIB described in this Prospectus are the items listed in the GMIB Rate Table and the investment portfolios to which You are permitted to allocate Account Value while the GMIB optional benefit is in effect (see "Operation of the GMIB -- Investment Allocation Restrictions").

OPERATION OF THE GMIB

The following section describes how the GMIB operates. When reading the following descriptions of the operation of the GMIB (for example, the "Annual Increase Rate," "Dollar-for-Dollar Withdrawal Percentage," and "Enhanced Payout Rate" sections), refer to the GMIB Rate Table below for the specific rates and other terms applicable to your version of the GMIB.

INCOME BASE.  The Income Base is the greater of (a) or (b) below.

(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and

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    reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

(b) Annual Increase Amount: On the date we issue your Contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

    (i)is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and

   (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

(FOR CONTRACTS ISSUED IN NEW YORK STATE ONLY.)  ANNUAL INCREASE AMOUNT
LIMIT. THE ANNUAL INCREASE AMOUNT IS LIMITED TO THE ANNUAL INCREASE AMOUNT LIMIT (see "GMIB Rate Table" below) MULTIPLIED BY THE GREATER OF: (A) YOUR PURCHASE PAYMENTS OR (B) THE ANNUAL INCREASE AMOUNT AS INCREASED BY THE MOST RECENT OPTIONAL STEP-UP (see "Optional Step-Up" below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to the Annual Increase Amount Limit multiplied by the new, higher Annual Increase Amount, if it is greater than the Annual Increase Amount Limit multiplied by total purchase payments.

ANNUAL INCREASE RATE. As noted above, we calculate an Income Base under the GMIB optional benefit that helps determine the minimum amount You receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the Income Base is called the "annual increase rate."

Through the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, Annual Increase Rate is the greater of:

(a) the GMIB Annual Increase Rate; or

(b) the Required Minimum Distribution Rate (as defined below).

Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.

REQUIRED MINIMUM DISTRIBUTION RATE. The Required Minimum Distribution Rate equals the greater of:

(1) the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year,

(2a)if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

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(2b)if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the Required Minimum Distribution Rate) is greater than item
(a) above (the GMIB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the Annual Increase Amount at the beginning of the Contract Year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the GMIB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of income payments under the GMIB.

During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is 0%.

DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE. One of the factors used in calculating withdrawal adjustments is called the "Dollar-for-Dollar Withdrawal Percentage." The Dollar-for-Dollar Withdrawal Percentage is the greater of:

(a) the GMIB Dollar-for-Dollar Withdrawal Rate; or

(b) the Required Minimum Distribution Rate (as defined above under "Annual Increase Rate").

Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.

During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.

For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the GMIB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A HIGHER DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE ALLOWS YOU TO WITHDRAW A LARGER AMOUNT EACH CONTRACT YEAR WHILE RECEIVING DOLLAR-FOR-DOLLAR TREATMENT OF THE WITHDRAWALS RATHER THAN A PROPORTIONAL ADJUSTMENT. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value, a "dollar-for-dollar treatment" withdrawal adjustment may be more favorable than a "proportional reduction" withdrawal adjustment.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

(a) proportional reduction: if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above), or if the withdrawals are not paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable Withdrawal Charge); or

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(b) dollar-for-dollar treatment: if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year.

These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. DEPENDING ON THE RELATIVE AMOUNTS OF THE ANNUAL INCREASE AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE ANNUAL INCREASE AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE ANNUAL INCREASE AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF INCOME PAYMENTS UNDER THE GMIB RIDER. Complying with the two conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.

Example:

   . Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if You owned a GMIB optional benefit with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first Contract Year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.

   . Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, if You took a withdrawal during the first Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.

In determining the GMIB income payments, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.

OPTIONAL STEP-UP. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the GMIB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE OPTIONAL BENEFIT CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.

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You may elect either: (1) a one-time Optional Step-Up at any Contract
Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinued Automatic Annual Step-Ups, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

Each Optional Step-Up:

(1) resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;

(2) resets the waiting period to exercise the optional benefit to the tenth Contract Anniversary following the date the Optional Step-Up took effect;

(3) For Contracts issued in New York State only, resets the maximum Annual Increase Amount to an Annual Increase Amount Limit multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and

(4) may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current optional benefit charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.

GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Contract Owner's 91st birthday, You may exercise the Guaranteed Principal Option.

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If the Contract Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are joint Contract Owners, the age of the oldest Contract Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that Contract Anniversary.

By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:

(a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and

(b) the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Division in the ratio the portion of the Account Value in such Investment Division bears to the total Account Value in all Investment Divisions. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB optional benefit may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the optional benefit for this feature.

The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB OPTIONAL BENEFIT WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB OPTIONAL BENEFIT CHARGES WILL APPLY THEREAFTER. The Contract, however, will continue. If You only elected a GMIB optional benefit, the investment allocation restrictions described in "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits" will no longer apply, and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available Investment Divisions. (However, if You elected a GMIB Max optional benefit, You will not by permitted to allocate subsequent purchase payments or transfer Account Value to the Fixed Account.) If You elected both a GMIB optional benefit and an EDB optional benefit, the investment allocation restrictions applicable to the EDB optional benefit will continue to apply.

EXERCISING THE GMIB. If You exercise the GMIB optional benefit, You must elect to receive income payments under one of the following income types:

(1) Lifetime Income Annuity with a 5-Year Guarantee Period.

(2) Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the joint Annuitants, who are non-spouses, is greater than 10 years. (See "Pay-Out Options (or Income Options).") FOR CONTRACTS ISSUED IN NEW YORK STATE ONLY, THIS INCOME PAYMENT TYPE IS ONLY AVAILABLE IF THE YOUNGEST ANNUITANT'S ATTAINED AGE IS 35 OR OLDER.

These options are described in the Contract and the GMIB optional benefit.

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THE GMIB ANNUITY TABLE.  When the Contract is annuitized, income payments under the GMIB optional benefit will be determined by applying the income base to the rates in the GMIB Annuity Table. The GMIB Annuity Table Basis is specified in the optional benefit and the GMIB Rate Table.

As with other payout types, the amount You receive as an income payment also depends on the income payment type You select, your age and your sex. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF INCOME PAYMENTS THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES.

If You exercise the GMIB optional benefit, your income payments will be the greater of:

.. the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

.. the income payment determined for the same income payment type in accordance with the base Contract. (See "Pay-Out Options (or Income Options).")

If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income payment types available under the Contract.

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES IS LESS THAN THE AMOUNT OF INCOME PAYMENTS THAT WOULD BE PROVIDED BY APPLYING ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.

If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see "When We Can Cancel Your Contract"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

ENHANCED PAYOUT RATES. The GMIB payout rates are enhanced under the following circumstances.

If You select the GMIB and if:

..   For Contracts issued in New York State only, your Contract was issued on or after the Minimum Enhanced Payout Issue Age;

..   You take no withdrawals prior to the Minimum Enhanced Payout Withdrawal Age;

..   your Account Value is fully withdrawn or decreases to zero at or after You reach the Minimum Enhanced Payout Withdrawal Age and there is an income base remaining; and

..   the income type You select is the Lifetime Income Annuity with a 5-Year
    Guarantee Period;

then the annual income payments under the GMIB will equal or exceed the applicable Enhanced Payout Rate multiplied by the income base (calculated on the date the payments are determined).

If a Contract Owner dies and the Contract Owner's spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB optional benefit. If the spouse elects to continue the Contract and the Contract Owner had begun to take withdrawals prior to his or her death, and the Contract Owner was older than the spouse, the spouse's eligibility for the Enhanced Payout Rates described above is based on the Contract Owner's age when the withdrawals began. For example, if a Contract Owner had begun to take withdrawals at the applicable Minimum

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Enhanced Payout Withdrawal Age and subsequently died, if that Contract Owner's spouse continued the Contract and the GMIB optional benefit, the spouse would be eligible for the Enhanced Payout Rate as described above, even if the spouse were younger than the Minimum Enhanced Payout Withdrawal Age at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the Enhanced Payout Rates is based on the spouse's age when the spouse begins to take withdrawals.

INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the GMIB investment allocation restrictions, see the applicable subsection of "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits."

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. For a detailed description of the restrictions or potential restrictions on subsequent purchase payments that may apply for your version of the GMIB, see the applicable subsection of "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits."

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal income tax penalty may apply.

OWNERSHIP. If You, the Owner, are a natural person, You must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the income base and GMIB Annuity Payments. If Joint Contract Owners are named, the age of the older Joint Contract Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Minimum Income Benefit section of the Prospectus, "You" always means the Contract Owner, older joint Contract Owner or the Annuitant, if the Contract Owner is a non-natural person.

GMIB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase a GMIB optional benefit.

TERMINATING THE GMIB OPTIONAL BENEFIT.  Except as otherwise provided in the
GMIB optional benefit, the optional benefit will terminate upon the earliest of:

(a) The 30th day following the Contract Anniversary prior to your 91st birthday;

(b) The date You make a complete withdrawal of your Account Value (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the optional benefit charge will be assessed);

(c) The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB (a pro rata portion of the optional benefit charge will be assessed);

(d) Death of the Contract Owner or joint Contract Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;

(e) A change for any reason of the Contract Owner or joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

(f) The effective date of the Guaranteed Principal Option; or

(g) The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed). (Does not apply to Contracts issued in New York State with the GMIB Max V or GMIB Max IV.)

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If a Contract Owner or joint Contract Owner dies and:

 . the spouse elects to continue the Contract and the GMIB optional benefit under termination provision (d) above; and

 . before the 10-year waiting period to exercise the GMIB optional benefit has elapsed, the GMIB optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary prior to the spouse's 91st birthday);

we will permit the spouse to exercise the GMIB optional benefit within the 30 days following the Contract Anniversary prior to his or her 91st birthday, even though the 10-year waiting period has not elapsed.

Under our current administrative procedures, we will waive the termination of the GMIB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.


When the GMIB optional benefit terminates, the corresponding GMIB optional benefit charge terminates and the GMIB investment allocation restrictions will no longer apply (except for the restrictions applicable to the GMIB Max optional benefits described under "Your Investment Choices -- Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1 -- Restrictions on Investment Allocations after the Optional Benefit Terminates").

(See Appendix E for examples of the GMIB.)


USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GMIB.

For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the GMIB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GMIB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the GMIB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the GMIB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

GMIB RATE TABLE

USING THE GMIB RATE TABLE. The GMIB Rate Table indicates the date each version was first offered ("Date Introduced"). Only one version is offered in each state, currently. When a new version of the GMIB is introduced, it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version.

If You have already purchased a Contract, to determine which version of the GMIB (if any) You purchased with your Contract, You should refer to the copy of the Contract You received after You purchased it. If You would like another copy of your Contract, including any applicable GMIB optional benefit please call your Administrative Office at 1-800-638-7732. If You are purchasing a Contract to determine which version of the optional benefit is currently being offered in your state, You should ask your registered representative.

If we introduce a new version of the optional benefit we generally will do so by updating the GMIB Rate Table. Changes to the GMIB Rate Table after the date of this Prospectus reflecting a new version of the optional benefit will be made in a supplement to the Prospectus.

The GMIB Rate Table lists the following for each version of the GMIB:

..  the GMIB Annual Increase Rate, which is the minimum rate at which the Annual
   Increase Amount is increased at each Contract Anniversary (see "Operation of the GMIB -- Income Base");

.. the GMIB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if You make withdrawals that do not exceed the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the GMIB -- see "Operation of the GMIB -- Withdrawal Adjustments.") For IRAs and other qualified Contracts, also see "Operation of the GMIB -- Required Minimum Distribution Rate.";

..  For Contracts issued in New York State only, the Annual Increase Amount
   Limit -- the Annual Increase Amount (see "Annual Increase Amount" above for a definition) is limited to the Annual Increase Amount Limit multiplied by the greater of: (a) your purchase payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see "Operation of the GMIB -- Optional Step-Up");

.. the Enhanced Payout Rates, which may be available upon exercise of the GMIB, for Contracts issued in New York State only, depending on your age at the time your Contract was issued (the "Minimum Enhanced Payout Issue Age") and your age at the time You took your first withdrawal (the "Minimum Enhanced Payout Withdrawal Age") (see "Operation of the GMIB -- Enhanced Payout Rates"); and

.. the GMIB Annuity Table Basis is specified in your optional benefit and is used to determine the amount of GMIB income payments depending on your age, your sex, and the income type You select. Please note the annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so that amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of income payments that would be provided by applying your Account Value on your annuity date to the then-current annuity purchase rates.

FOR CONTRACTS ISSUED IN ALL STATES OTHER THAN NEW YORK STATE.

  GMIB RATE TABLE
----------------------------------------------------------------------------------------------------
                                                   Enhanced Payout Rates
     GMIB           GMIB            GMIB           ----------------------       GMIB Annuity
Optional Benefit   Annual       Dollar-for-         Minimum    Enhanced         Table Basis
                  Increase         Dollar           Enhanced    Payout
                    Rate         Withdrawal          Payout      Rate
                                    Rate           Withdrawal
                                                      Age
-                 -        -                       ----------------------

 GMIB Max V/1/      4.0%            4.0%               60        4.0%      Annuity 2000 Mortality
                                                                             Table, 10 years of
                                                                           mortality improvement
                                                                            based on projection
                                                                         Scale AA, 10-year age set
                                                                         back with interest of 0.5%
                                                                                 per annum
----------------------------------------------------------------------------------------------------

                                                       62        4.5%
 GMIB Max IV        5.0%       4.5% if first                               Annuity 2000 Mortality
                            withdrawal prior to                              Table, 10 years of
                                5th Contract                               mortality improvement
                           Anniversary/2/ or 5.0%                           based on projection
                           if first withdrawal on  ----------------------Scale AA, 10-year age set
                           or after 5th Contract                         back with interest of 0.5%
                               Anniversary/2/          67        5.0%            per annum
-                 -        -                       ----------------------

 GMIB Max III       5.0%            5.0%               62        5.0%      Annuity 2000 Mortality
                                                                             Table, 10 years of
                                                                           mortality improvement
                                                                            based on projection
                                                                         Scale AA, 10-year age set
                                                                         back with interest of 1.0%
                                                                                 per annum
----------------------------------------------------------------------------------------------------

                                                       62        5.0%
 GMIB Max II        5.5%            5.5%                                   Annuity 2000 Mortality
                                                                             Table, 10 years of
                                                                           mortality improvement
                                                                            based on projection
                                                   ----------------------Scale AA, 10-year age set
                                                                         back with interest of 1.0%
                                                       67        5.5%            per annum
-                 -        -                       ----------------------

 GMIB Plus IV       4.5%            4.5%               60        4.5%      Annuity 2000 Mortality
                                                                             Table, 10 years of
                                                                           mortality improvement
                                                                            based on projection
                                                                         Scale AA, 10-year age set
                                                                         back with interest of 1.0%
                                                                                 per annum
----------------------------------------------------------------------------------------------------

                                                       60        5.0%
 GMIB Plus III      5.0%            5.0%                                   Annuity 2000 Mortality
                                                   ----------------------  Table, 10-year age set
                                                                         back with interest of 1.5%
                                                       62        5.5%            per annum
-                 -        -                       ----------------------

-----------
(1)Only the GMIB Max V optional benefit is currently available for purchase.

(2)For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate and therefore the Dollar-for-Dollar Withdrawal Percentage will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under GMIB Max IV (see "Operation of the GMIB -- Withdrawal Adjustments").

  GMIB VERSION
  AVAILABILITY
  BY STATE
------------------------------------------------------------------------------------------------
 Optional        All States             Florida              Nevada             New Jersey
  Benefit          except
  Version       FL, NV and NJ
------------------------------------------------------------------------------------------------
GMIB Max V   02/04/13 - current   02/25/13 - current   02/25/13 - current   02/25/13 - current
------------------------------------------------------------------------------------------------
GMIB Max IV  08/20/12 - 02/03/13  08/20/12 - 02/24/13  11/12/12 - 02/24/13  11/19/12 - 02/24/13
------------------------------------------------------------------------------------------------
GMIB Max III 01/03/12 - 08/17/12  01/03/12 - 08/17/12  02/27/12 - 11/09/12  01/03/12 - 11/16/12
------------------------------------------------------------------------------------------------
GMIB Max II  10/10/11 - 12/30/11  10/10/11 - 12/30/11          N/A          10/10/11 - 12/30/11
------------------------------------------------------------------------------------------------
GMIB Plus IV 10/10/11 - 02/24/12  10/10/11 - 02/24/12          N/A          10/10/11 - 02/24/12
------------------------------------------------------------------------------------------------
 GMIB Plus           N/A                               10/10/11 - 02/24/12          N/A
    III                                   N/A
------------------------------------------------------------------------------------------------

FOR CONTRACTS ISSUED IN NEW YORK STATE ONLY.

  GMIB RATE TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                      Enhanced Payout Rates
                                                                  ------------------------------
                                                                  ------------------------------
 GMIB       Date       Date       GMIB        GMIB        Annual   Minimum   Minimum   Enhanced          GMIB Annuity
Optional   First       Last      Annual    Dollar-for-   Increase Enhanced   Enhanced   Payout            Table Basis
Benefit   Available  Available  Increase     Dollar       Amount   Payout     Payout     Rate
                                  Rate     Withdrawal     Limit   Issue Age Withdrawal
                                              Rate                             Age
------                                                            ------------------------------
---------------------------------------------------------------------------------------------------------------------------------

  GMIB    04/29/13      --        4.0%        4.0%         400%      48         60       4.0%   Annuity 2000 Mortality Table, 10
Max V/1/                                                                                         years of mortality improvement
                                                                                                 based on projection Scale AA,
                                                                                                   10-year age set back with
                                                                                                   interest of 0.5% per annum
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                                                     55         62       4.5%


  GMIB    08/20/12   04/28/13     5.0%   4.5% if first     400%                                 Annuity 2000 Mortality Table, 10
 Max IV                                    withdrawal                                            years of mortality improvement
                                          prior to 5th                                           based on projection Scale AA,
                                            Contract                                               10-year age set back with
                                         Anniversary/2/                                            interest of 0.5% per annum
                                            or 5.0%
                                            if first              ------------------------------
----                                       withdrawal   --        ------------------------------
                                          on or after
                                          5th Contract               55         67       5.0%
----                                     Anniversary/2/ --        ------------------------------
---------------------------------------------------------------------------------------------------------------------------------

  GMIB    01/03/12   08/17/12     5.0%        5.0%         325%      57         62       5.0%   Annuity 2000 Mortality Table, 10
Max III                                                                                          years of mortality improvement
                                                                                                 based on projection Scale AA,
                                                                                                   10-year age set back with
                                                                                                   interest of 1.0% per annum
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                                                     62         62       5.0%


  GMIB    10/10/11   12/30/11     5.5%        5.5%         275%   ------------------------------Annuity 2000 Mortality Table, 10
 Max II  ------                                                   ------------------------------ years of mortality improvement based on projection Scale AA,
                                                                     62         67       5.5%      10-year age set back with
------                                                            ------------------------------   interest of 1.0% per annum

  GMIB RATE TABLE (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                  Enhanced Payout Rates
                                                              ------------------------------
                                                              ------------------------------
 GMIB       Date       Date       GMIB      GMIB      Annual   Minimum   Minimum   Enhanced          GMIB Annuity
Optional   First       Last      Annual  Dollar-for- Increase Enhanced   Enhanced   Payout            Table Basis
Benefit   Available  Available  Increase   Dollar     Amount   Payout     Payout     Rate
                                  Rate   Withdrawal   Limit   Issue Age Withdrawal
                                            Rate                           Age
------                                                        ------------------------------
-----------------------------------------------------------------------------------------------------------------------------

 GMIB     10/10/11   02/24/12     4.5%      4.5%       400%      48         60       4.5%   Annuity 2000 Mortality Table, 10
Plus IV                                                                                      years of mortality improvement
                                                                                             based on projection Scale AA,
                                                                                               10-year age set back with
                                                                                               interest of 1.0% per annum
-----------------------------------------------------------------------------------------------------------------------------

-----------
(1)Only the GMIB Max V optional benefit is currently available for purchase.

(2)For the GMIB Max IV only, the GMIB Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under the GMIB Max IV (see "Operation of the GMIB -- Withdrawal Adjustments").

GUARANTEED WITHDRAWAL BENEFIT

If You want to invest your Account Value in the investment portfolio(s) during the pay-in phase, but also want to assure that your entire purchase payment will be guaranteed to be returned to You, we offer an optional benefit for an additional charge, called the Guaranteed Withdrawal Benefit ("GWB"). The purpose of the GWB is to provide protection against market risk (the risk that the Account Value allocated to the investment portfolio(s) may decline in value or underperform your expectations.)

The GWB is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the optional benefit. You may begin taking withdrawals under the GWB immediately or at a later time. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your optional benefit has been returned to You.


In states where approved You may purchase the GWB if You are age 80 or younger on the effective date of your Contract. You may not have this benefit and another living benefit (GMIB or GLWB) or an Enhanced Death Benefit in effect at the same time. Once elected the GWB may not be terminated except as stated below.


SUMMARY OF THE GWB

The following section provides a summary of how the GWB works. A more detailed explanation of the operation of the GWB is provided in the section below called "Operation of the GWB".

The GWB guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals over time. THE GWB DOES NOT GUARANTEE WITHDRAWALS FOR YOUR LIFETIME.

Under the GWB, we calculate a "Total Guaranteed Withdrawal Amount" ("TGWA") that determines, in part, the maximum amount You may receive as withdrawals each year ("Annual Benefit Payment") without reducing your guarantee. The TGWA is multiplied by the applicable withdrawal rate to determine your Annual Benefit Payment. The optional benefit guarantee may be reduced if your annual withdrawals are greater than the Annual Benefit Payment. For purposes of calculating the TGWA, purchase payment credits (i.e., Bonus payments) are not included. In any event, withdrawals under a GWB will reduce your Account Value and death benefits.

IT IS IMPORTANT TO RECOGNIZE THAT THE TGWA IS NOT AVAILABLE TO BE TAKEN AS A LUMP SUM AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. However, if You cancel the GWB after a waiting period of at least fifteen years the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the Contract reduced proportionately for any withdrawals. (See "Operation of the GWB Cancellation and Guaranteed Principal Adjustment" below.)

While the GWB is in effect, You may only make subsequent Purchase Payments during the GWB purchase payment Period. (See "Restrictions on Subsequent Purchase Payments" below.)

(See Appendix F for examples illustrating the operation of the GWB.)

OPERATION OF THE GWB

The following section describes how the GWB operates. When reading the following descriptions of the operation of the GWB (for example, the "Total Guaranteed Withdrawal Amount," "Annual Benefit Payment" and "Payment Enhancement Rate" sections), refer to the GWB Rate Table at the end of this section for the specific rates and other terms applicable to your GWB optional benefit.

TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the GWB is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by each additional purchase payment received during the GWB purchase payment period (see "Restriction on Subsequent Purchase Payments" below). If You take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable Withdrawal Charges) reduced the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. DEPENDING ON THE RELATIVE AMOUNTS OF THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING OR ELIMINATING THE TOTAL AMOUNT YOU ARE GUARANTEED TO RECEIVE OVER TIME UNDER THE GWB OPTIONAL BENEFIT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The "Remaining Guaranteed Withdrawal Amount" is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by additional purchase payments received during the GWB purchase payment Period (see "Restrictions on Subsequent Purchase Payments" below), and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount, dollar-for-dollar, by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). If, however, You take an Excess Withdrawal then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charges) reduces the Account Value. DEPENDING ON THE RELATIVE AMOUNTS OF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING OR ELIMINATING THE REMAINING AMOUNT YOU ARE GUARANTEED TO RECEIVE OVER TIME UNDER THE GWB OPTIONAL

BENEFIT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the GWB optional benefit (see "Additional Information" below).

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the "GWB Withdrawal Rate". If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of the Automatic Annual Step-Up or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate. (See "Payment Enhancement Rate" below for a feature which may allow You to increase your Annual Benefit Payment during a Contract Year if You are confined to a nursing home.)

You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see "Access To Your Money -- Systematic Withdrawal Program"). While the GWB is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and You may terminate your participation at any time.

IT IS IMPORTANT TO NOTE:

  . We will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the optional benefit charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You on the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Value declines to zero due to market performance, so long as You do not take Excess Withdrawals.

  . IF YOU HAVE ELECTED THE GWB, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE GWB, BECAUSE THE GWB WITHDRAWAL RATE IS DETERMINED BY WHEN YOU TAKE YOUR FIRST WITHDRAWAL (SEE "GWB RATE TABLE"). AS SHOWN IN THE GWB RATE TABLE, WAITING TO TAKE YOUR FIRST WITHDRAWAL WILL RESULT IN A HIGHER GWB WITHDRAWAL RATE. The GWB Withdrawal Rate is used to determine the amount of your Annual Benefit Payment, as described above. Once your GWB Withdrawal Rate has been determined, it will never increase or decrease.


MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this optional benefit, your annual withdrawals (including any Withdrawal Charge) cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE GWB WITHDRAWAL RATE.


IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE ACCOUNT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. AN EXCESS WITHDRAWAL THAT REDUCES THE ACCOUNT VALUE TO ZERO WILL TERMINATE THE CONTRACT.

You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 4% of your Total Guaranteed Withdrawal Amount You cannot withdraw 2% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 6% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.

Income taxes and penalties may apply to your withdrawals and Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Charges -- Withdrawal Charges.")

REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. If your Contract is an IRA or other Contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Total Guaranteed Withdrawal Rate, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater).

If:

(1)You are enrolled in the automated required minimum distribution service or in both the automated required minimum distribution service and the Systematic Withdrawal Program,

(2)You do not take additional withdrawals outside of these two programs, and

(3)your remaining Annual Benefit Payment for the Contract Year is equal to zero;

we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which You are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GWB" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Contract Owner's 86/th/ birthday, an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).

The Automatic Annual Step-Up:

  . resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $5,000,000, regardless of whether or not You have taken any withdrawals;

  . resets the Annual Benefit Payment equal to the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount after the step-up; and

  . may reset the GWB optional benefit charge to a rate that does not exceed the lower of: (a) the GWB Maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract

Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Value to approach $5,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

PAYMENT ENHANCEMENT FEATURE. The Payment Enhancement Feature may allow You to increase your Annual Benefit Payment for a Contract Year if You are confined to a nursing home. Beginning in the fourth Contract Year, You may request that your GWB Withdrawal Rate be multiplied by the Payment Enhancement Rate once each Contract Year, if:

(1)You are confined to a nursing home for at least 90 consecutive days;

(2)your request is received by the Contract Anniversary after the oldest Contract Owner's 80/th/ birthday (However, if we received a request from You by this Contract Anniversary and we approved it, You are permitted to submit additional requests after this Contract Anniversary);

(3)You have not taken withdrawals in that Contract Year in excess of the Annual Benefit Payment at the time the request is approved;

(4)the request and proof satisfactory to us of confinement are received by us at your Administrative Office while You are confined;

(5)your Account Value is greater than zero at the time the request is approved; and

(6)the GWB optional benefit has not been terminated.

In the case of joint Contract Owners, the Payment Enhancement Feature applies to either joint Contract Owner. If the Contract Owner is not a natural person, the Payment Enhancement Feature applies to the Annuitant.

If You meet the requirements, your Annual Benefit Payment for that Contract Year is recalculated to the greater of:

   (a)the GWB Withdrawal Rate multiplied by the Payment Enhancement Rate and then multiplied by the Total Guaranteed Withdrawal Amount; or;

   (b)your Annual Benefit Payment before the acceptance of your request.

Your remaining Annual Benefit Payment in that year is the new Annual Benefit Payment less any withdrawals already taken in that Contract Year.

The Payment Enhancement Feature may allow You to receive a larger Annual Benefit Payment for a Contract Year without taking an Excess Withdrawal (see "Managing Your Withdrawals" above). The Payment Enhancement Feature does not increase the Total Guaranteed Withdrawal Amount (the minimum total amount you are guaranteed to receive over time under the GWB optional benefit) or the Remaining Guaranteed Withdrawal Amount (the remaining amount you are guaranteed to receive over time under the GWB optional benefit.)

At the end of the Contract Year, your GWB Withdrawal Rate will be reset to what it was prior to the acceptance of your request. In subsequent Contract Years, You may request that your GWB Withdrawal Rate be increased by the Payment Enhancement Rate if You meet the conditions above.

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

The Payment Enhancement Feature is only available if the oldest Contract Owner is age 75 or younger at the Contract issue date. The Payment Enhancement Feature is not available in Connecticut, Illinois or South Dakota. As of the date of this prospectus, the Payment Enhancement Feature is available in all other states in which the GWB optional benefit is available for purchase.

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the GWB on the Contract Anniversary every five Contract Years for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled , the GWB will terminate we will no longer deduct the GWB optional benefit charge, and the investment allocation restrictions and subsequent purchase payment restrictions described in "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits -- Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1" will no longer apply. The Contract, however, will continue.

If You cancel the GWB optional benefit on the 15/th/ Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) -
(b) where:

   (a)is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges) and;

   (b)is the Account Value on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the Account Value in such investment portfolio bears to the total Account Value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.

IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. CONTRACT OWNERS WHO ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS (IF PERMITTED UNDER THE GWB: SEE "RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS" BELOW) SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. HOWEVER, BECAUSE PAYMENTS MADE AFTER 120 DAYS WILL INCREASE YOUR ACCOUNT VALUE SUCH PURCHASE PAYMENTS MAY HAVE A SIGNIFICANT IMPACT ON WHETHER OR NOT A GUARANTEED PRINCIPAL ADJUSTMENT IS DUE. THEREFORE, THE GWB MAY NOT BE APPROPRIATE FOR YOU IF YOU INTEND TO MAKE ADDITIONAL PURCHASE PAYMENTS AFTER THE 120-DAY PERIOD AND ARE PURCHASING THE GWB FOR ITS GUARANTEED PRINCIPAL ADJUSTMENT FEATURE.

INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the GWB investment allocation restrictions see "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits -- Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1."

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. While the GWB optional benefit is in effect, You are limited to making purchase payments within the GWB purchase payment Period (see the GWB Rate Table). If the GWB optional benefit is cancelled (see "Cancellation and Guaranteed Principal Adjustment" above) or terminated (see "Termination of the GWB Optional Benefit" below), this restriction on subsequent purchase payments no longer applies.

WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments as described in "Charges -- Withdrawal Charges" (also see "Charges -- Withdrawal Charges -- Free Withdrawal Amount" and "Access to Your Money -- Systematic Withdrawal Program").

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2 , a 10% Federal income tax penalty may apply.

TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB OPTIONAL BENEFIT IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE GWB OPTIONAL BENEFIT AT THE TIME OF THE WITHDRAWAL, IF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE ACCOUNT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.

GWB AND DECEDENT CONTRACTS. If You are purchasing the Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the IRS required distribution rules, You may purchase the GWB optional benefit.

If You are purchasing the Contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity Contract of which You were the Beneficiary and You are "stretching" the distributions under the IRS required distribution rules, You may not purchase the GWB optional benefit.

TERMINATION OF THE GWB OPTIONAL BENEFIT. The GWB optional benefit will terminate upon the earliest of:

(1)the date of a full withdrawal of the Account Value (You are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met) (a pro rata portion of the optional benefit charge will be assessed);

(2)the date all of the Account Value is applied to an income payment type (a pro rata portion of the optional benefit charge will be assessed.);

(3)the date there are insufficient funds to deduct the GWB optional benefit charge from the Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the optional benefit charge and You are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the provisions and conditions of the optional benefit have been met; however, You will have no other benefits under the Contract);

(4)the death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person), except where the primary Beneficiary is the spouse, the spouse is age 80 or younger, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

(5)a change of the Contract Owner or Joint Contract Owner for any reason subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

(6)the effective date of the cancellation of the optional benefit;

(7)the termination of the Contract to which the optional benefit is attached, other than due to death (a pro rata portion or the optional benefit charge will be assessed); or

(8)the date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed). (Does not apply to Contracts issued in New York state with GWB v1.)

Under our current administrative procedures, we will waive the termination of the GWB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.

Once the optional benefit is terminated, the GWB optional benefit charge will no longer be deducted the GWB investment allocation restrictions will no longer apply, and the GWB restrictions on subsequent purchase payments will no longer apply.

ADDITIONAL INFORMATION. The GWB optional benefit may affect the death benefit available under your Contract. If the Contract Owner or Joint Contract Owner should die while the GWB optional benefit is in effect, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The Beneficiary's withdrawal rights then come to an end. Currently , there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit. Otherwise, the provisions of that contractual death benefit will determine the amount of the death benefit. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person ) dies prior to the "annuity starting date" (as defined under the Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment, in a lump sum that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s)). If You terminate the GWB optional benefit because (1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the GWB optional benefit charge; or (3) the Contract Owner dies except where the Beneficiary or joint Contract Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract. You may not make additional purchase payments under the Contract.

GUARANTEED WITHDRAWAL BENEFIT AND ANNUITIZATION. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract Issue, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state, and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (see "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value. If You annuitize at the latest date permitted, You must elect one of the following options:

(1)Annuitize the Account Value under the Contract's annuity provisions.

(2)Elect to receive the Annual Benefit Payment under the GWB optional benefit paid each year until the RGWA is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the RGWA to zero.

If You do not select an income payment type or elect to receive payments under the GWB optional benefit, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee period income payment type. However, if we do, we will adjust your payment or income payment type, if necessary, so your aggregate payments will not be less than what You would have received under the GWB optional benefit.

(See "Appendix F" for examples of the GWB.)

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GWB

For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the GWB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Total Guaranteed Withdrawal Amount ("TGWA") and Remaining Guaranteed Withdrawal Amount ("RGWA") on a proportionate basis. (Reducing the TGWA and RGWA on a proportionate basis could have the effect of reducing or eliminating the guarantees of the GWB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in the both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the TGWA and RGWA on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GWB Withdrawal Rate each Contract Year. Any amounts above the GWB Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the GWB, enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the GWB Withdrawal Rate multiplied by the TGWA, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the TGWA, RGWA and Annual Benefit Payment being reduced.

To enroll the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

GWB RATE TABLE

The GWB Rate Table lists the following for the GWB.

  . GWB Withdrawal Rate: if You take withdrawals that do not exceed the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount those withdrawals will not reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment. (Taking withdrawals that do exceed the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount will reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment and may have a significant negative impact on the value of the benefits available under GWB -- see "Operation of the GWB -- Managing Your Withdrawals.") For IRAs and other qualified Contracts, also see "Operation of the GWB -- Required Minimum Distributions."

  . GWB purchase payment Period: the period of time following the Contract issue date during which You may make subsequent purchase payments (see " Operation of the GWB -- Restrictions on Subsequent Purchase Payments"); and

  . Payment Enhancement Rate: the percentage by which the GWB Withdrawal Rate will be increased if You request and meet the requirements of the Payment Enhancement Feature under the GWB optional benefit (see "Operation of the GWB -- Payment Enhancement Rate").

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

DIFFERENT VERSIONS OF THE GWB. From time to time, we may introduce new versions of the GWB. If we introduce a new version of the optional benefit, we generally will do so by updating the GWB Rate Table to show the new version, together with any prior versions, the dates each optional benefit version was offered, and the specific rates and other terms applicable to each version. Changes to the GWB Rate Table after the date of this prospectus, reflecting a new version of the optional benefit, will be made in a supplement to the prospectus.

GWB RATE TABLE


                                                               GWB
             Date       Date               GWB               Purchase       Payment
            First       Last           Withdrawal            Payment      Enhancement
           Available  Available           Rate               Period         Rate/2/
-------------------------------------------------------------------------------------
                                     if first       5.0%
                                    withdrawal
GWB v1/1/  04/29/13      --      taken before 5th         120 days from       150%
                                     Contract             Contract issue
                                    Anniversary                date
                                 -------------------------
                                     if first       6.0%
                                    withdrawal
                                 taken on or after
                                   5th Contract
                                  Anniversary but
                                    before 10th
                                     Contract
                                    Anniversary
                                 -------------------------
                                     if first       7.0%
                                    withdrawal
                                 taken on or after
                                   10th Contract
                                    Anniversary


/(1)/The GWB v1 is currently available for purchase in all states except
     California and Vermont.
/(2)/The Payment Enhancement Feature is not available in Connecticut, Illinois or South Dakota.


GUARANTEED LIFETIME WITHDRAWAL BENEFIT

If You want to invest your Account Value in the investment portfolio(s) during the pay-in phase, but also want to guarantee that You will receive lifetime income regardless of investment performance, subject to the conditions described in "Operation of the GLWB" below, we offer an optional benefit for an additional charge, called the Guaranteed Lifetime Withdrawal Benefit (the "GLWB"). Currently we offer two variations of the GLWB optional benefit:
FlexChoice Level and FlexChoice Expedite (see "GLWB Variations" below.)

The GLWB optional benefit is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that You will receive lifetime income regardless of investment performance, subject to the conditions described in "Operation of the GLWB" below. You may begin taking withdrawals under the GLWB optional benefit immediately or at a later time (see "Managing Your Withdrawals" below.)

In states where approved, You may purchase the GLWB optional benefit if You are at least age 50 and not older than age 85 on the effective date of your Contract. You may not elect this optional benefit together with the GMIB Max V, the GMIB Max V and EDB Max V, the Earnings Preservation Benefit, the optional Annual Step-Up Death Benefit or the GWB v1. Once elected the GLWB optional benefit may not be terminated except as stated below.

SUMMARY OF THE GLWB

The following section provides a summary of how the GLWB optional benefit works. A more detailed explanation of the operation of the GLWB optional benefit is provided in the section below called "Operation of the GLWB".

The GLWB optional benefit guarantees that You will receive lifetime income regardless of investment performance, subject to the conditions described in "Operation of the GLWB" below. THE GLWB OPTIONAL BENEFIT DOES NOT GUARANTEE LIFETIME INCOME IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO DUE TO A WITHDRAWAL PRIOR TO THE LIFETIME WITHDRAWAL AGE OR A WITHDRAWAL THAT IS AN EXCESS WITHDRAWAL (SEE "MANAGING YOUR WITHDRAWALS" BELOW).

Under the GLWB optional benefit, we calculate a Benefit Base (the "Benefit Base") that determines the maximum amount You may receive as withdrawals each Contract Year after the Lifetime Withdrawal Age (the "Annual Benefit Payment") without reducing your Benefit Base, and determines the amount of any lifetime payments if the Account Value is reduced to zero. The Benefit Base is multiplied by the applicable GLWB Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The Benefit Base is multiplied by the applicable GLWB Lifetime Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin. The Benefit Base will be reduced for any withdrawal prior to the Lifetime Withdrawal Age or any Excess Withdrawal (and any subsequent withdrawals in the Contract Year that an Excess Withdrawal occurs). For purposes of calculating the Benefit Base, purchase payment credits (i.e., Bonus payments) are not included. In any event, withdrawals under the GLWB optional benefit will reduce your Account Value and death benefits.

IT IS IMPORTANT TO RECOGNIZE THAT THE BENEFIT BASE IS NOT AVAILABLE TO BE TAKEN AS A LUMP SUM OR PAID AS A DEATH BENEFIT AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. However, if You cancel the GLWB optional benefit after a waiting period of at least ten
(10) years (the "Guaranteed Principal Adjustment Eligibility Date") the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the Contract reduced proportionately for any withdrawals, if greater than the Account Value at the time of the cancellation. (See "Cancellation and Guaranteed Principal Adjustment" below.)

While the GLWB optional benefit is in effect, we may reject subsequent Purchase Payments by sending advance written Notice if any of the changes listed in the section "Investment Allocation Restrictions For Certain Optional Benefits -- Investment Allocation and Other Purchase Payment Restrictions for the GLWB -- Potential Restrictions on Subsequent Purchase Payments" occur. Restrictions on subsequent Purchase Payments will remain in effect until the GLWB optional benefit is terminated unless the Company provides advance written Notice to you otherwise.

(See Appendix G for examples illustrating the operation of the GLWB.)

OPERATION OF THE GLWB

The following section describes how the GLWB operates. When reading the following description of the operation of the GLWB optional benefit (for example, the "Benefit Base" and "Annual Benefit Payment" sections), refer to the GLWB Rate Table at the end of this section for the specific rates and other terms applicable to your GLWB optional benefit.


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


BENEFIT BASE.   While the GLWB optional benefit is in effect, we guarantee that
You will receive lifetime income regardless of investment performance, subject to the conditions described below. To determine the maximum amount that may be withdrawn in the current Contract Year (the "Annual Benefit Payment"), we multiply the Benefit Base by the GLWB Withdrawal Rate (see "GLWB Rate Table") while the Account Value is greater than zero. The initial Benefit Base is equal to your initial purchase payment. We increase the Benefit Base by each additional purchase payment. Any withdrawals taken prior to the date You reach the Lifetime Withdrawal Age (see "GLWB Rate Table" below) will reduce the Benefit Base in the same proportion that such withdrawal (including Withdrawal Charges, if any) reduces the Account Value (a "Proportional Adjustment"). For example, if the Benefit Base is $120,000, the Account Value is $100,000 and you withdraw $10,000 (including any Withdrawal Charge), then your Benefit Base is decreased by $12,000 to $108,000 [$120,000 x ($10,000/$100,000) = $12,000]. Any
withdrawals taken after the Lifetime Withdrawal Age that do not exceed, or cause the cumulative withdrawals in the Contract Year to exceed, the Annual Benefit Payment, will not reduce the Benefit Base. We refer to this type of withdrawal as a "Non-Excess Withdrawal." If, however, You take a withdrawal that exceeds or results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then such withdrawal, and any subsequent withdrawals that occur in that Contract Year, will trigger a Proportional Adjustment to the Benefit Base. We refer to this type of withdrawal as an "Excess Withdrawal." DEPENDING ON THE RELATIVE AMOUNTS OF THE BENEFIT BASE AND THE ACCOUNT VALUE, SUCH PROPORTIONAL ADJUSTMENT MAY RESULT IN A SIGNIFICANT REDUCTION TO THE BENEFIT BASE (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE BENEFIT BASE), AND COULD HAVE THE EFFECT OF REDUCING OR ELIMINATING THE TOTAL AMOUNT YOU ARE GUARANTEED TO RECEIVE UNDER THE GLWB OPTIONAL BENEFIT (SEE "MANAGING YOUR WITHDRAWALS" BELOW).

On each Contract Anniversary on or before the Rollup Rate Period End Date (see "GLWB Rate Table"), if no withdrawals occurred in the previous Contract Year, the Benefit Base will be increased by an amount equal to the Rollup Rate (see "GLWB Rate Table") multiplied by the Benefit Base before such increase. The Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date. The Rollup Rate, if applicable, is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary (see "Automatic Step-Up" below).

ANNUAL BENEFIT PAYMENT. After the Lifetime Withdrawal Age, the Annual Benefit Payment is the maximum amount that may be withdrawn in the current Contract Year without triggering a Proportional Adjustment to the Benefit Base (prior to the Lifetime Withdrawal Age, there is no Annual Benefit Payment). After the Lifetime Withdrawal Age, the initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the applicable GLWB Withdrawal Rate. Your GLWB Withdrawal Rate is determined by when You take your first withdrawal after the Lifetime Withdrawal Age (see "GWB Rate Table"). As shown in the GLWB Rate Table, waiting to take your first withdrawal will result in a higher GLWB Withdrawal Rate. The GLWB Withdrawal Rate will not change once determined. If the Benefit Base is later recalculated (for example, because of additional purchase payments, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Benefit Base multiplied by the GLWB Withdrawal Rate.

Each time a withdrawal is made in a Contract Year, we decrease the Annual Benefit Payment for that Contract Year by such withdrawal and the remaining amount is the "Remaining Annual Benefit Payment." If the Benefit Base is increased due to a subsequent Purchase Payment, causing the Annual Benefit Payment to increase, the Remaining Annual Benefit Payment will increase by the same amount the Annual Benefit Payment increased.

As long as your Account Value has not been reduced to zero, your Annual Benefit Payment equals the applicable GLWB Withdrawal Rate multiplied by the Benefit Base.

If your Contract is subject to Required Minimum Distributions (see "Required Minimum Distributions" below), your Annual Benefit Payment will be set equal to your Required Minimum Distribution Amount, if greater than the Annual Benefit Payment calculated as described above.

You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see "Access To Your Money -- Systematic Withdrawal Program"). While the GLWB optional benefit is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and You may terminate your participation at any time.

IT IS IMPORTANT TO NOTE:

  . If your Account Value is reduced to zero on or after the Lifetime Withdrawal Age because you make a Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero. Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate (see "GLWB Rate Table") multiplied by the Benefit Base, to you for the rest of your life. If, however, your Account Value is reduced to zero on or after the Lifetime Withdrawal Age because there are insufficient funds to deduct any GLWB optional benefit charge from your Account Value, we will begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate, to You for the rest of your life.

  . If your Account Value is reduced to zero prior to the Lifetime Withdrawal Age because there are insufficient funds to deduct any GLWB optional benefit charge from your Account Value, we will begin making monthly payments, using the GLWB Lifetime Guarantee Rate that corresponds to the Lifetime Withdrawal Age to you for the rest of your life.

  . IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO DUE TO A WITHDRAWAL PRIOR TO THE LIFETIME WITHDRAWAL AGE OR BECAUSE YOU MAKE AN EXCESS WITHDRAWAL, LIFETIME PAYMENTS ARE NOT AVAILABLE, NO FURTHER BENEFITS WILL BE PAYABLE UNDER THE GLWB OPTIONAL BENEFIT, AND THE GLWB OPTIONAL BENEFIT WILL TERMINATE.

  . If your Contract has not been continued under Spousal Continuation described below, You may elect to have your Annual Benefit Payments paid for the life of You and your spouse, provided your spouse is no younger than the Minimum Spousal Age, using the applicable Joint Lifetime Guarantee Rate (see "GLWB Rate Table".)

  . You may elect to receive a lump sum in lieu of lifetime payments. The lump sum value will be determined as of the date the Account Value is reduced to zero and will be a value determined based on the Annual Benefit Payments due to You, not including any Remaining Annual Benefit Payment payable in the current Contract Year. You will have a minimum of 30 days from the date of the Notice of this option to make this election. The lump sum will be payable on the Business Day the Notice is received. Payment of the lump sum will terminate the Contract and all obligations of the Company.

  . While we are making Annual Benefit Payments after the Account Value is reduced to zero, no death benefit will be available.

  . IF YOU HAVE ELECTED THE GLWB OPTIONAL BENEFIT, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE GLWB OPTIONAL BENEFIT, BECAUSE THE BENEFIT BASE MAY NOT BE INCREASED BY THE ROLLUP RATE AND THE GLWB WITHDRAWAL RATE IS DETERMINED BY WHEN YOU TAKE YOUR FIRST WITHDRAWAL AFTER THE LIFETIME WITHDRAWAL AGE (SEE "GLWB RATE TABLE"). AS SHOWN IN THE GLWB RATE TABLE, WAITING TO TAKE YOUR FIRST WITHDRAWAL MAY RESULT IN A HIGHER GLWB WITHDRAWAL RATE. If You delay taking withdrawals for too long, You may limit the number of years available for You to take withdrawals in the future (due to life expectancy) and You may be paying for a benefit You are not using.

  . At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the GLWB optional benefit. Annuitization may provide higher income amounts if the current annuity option rates


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      applied to the Account Value on the date payments begin exceed the payments under the GLWB optional benefit. Also, income provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB optional benefit.

GLWB VARIATIONS. We currently offer two different variations of the GLWB optional benefit. The two variations of the Contract are FlexChoice Level and FlexChoice Expedite. The GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate will vary depending on the variation You choose. Depending on your expectations and preferences, You can choose the variation that best meets your needs.

Prior to issuance, You must select either:

  . FlexChoice Level: offers a steady GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate throughout your lifetime; or

  . FlexChoice Expedite: offers a higher GLWB Withdrawal Rate while your Account Value is greater than zero and a reduced GLWB Lifetime Guarantee Rate if your Account Value is reduced to zero.

For both variations, You may elect to have your Annual Benefit Payments paid for the life of You and your spouse, provided your spouse is no younger than the Minimum Spousal Age, using the applicable Joint Lifetime Guarantee Rate (see "GLWB Rate Table").

MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this optional benefit, your annual withdrawals (including any Withdrawal Charge) cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE BENEFIT BASE IN THE SAME PROPORTION THAT THE WITHDRAWAL (INCLUDING ANY WITHDRAWAL CHARGE) REDUCES THE ACCOUNT VALUE AND REDUCE THE ANNUAL BENEFIT PAYMENT (AFTER THE LIFETIME WITHDRAWAL AGE) TO THE NEW BENEFIT BASE MULTIPLIED BY THE APPLICABLE GLWB WITHDRAWAL RATE. THESE REDUCTIONS IN THE BENEFIT BASE AND THE ANNUAL BENEFIT PAYMENT MAY BE SIGNIFICANT. You are still eligible to receive lifetime payments so long as the Excess Withdrawal did not cause your Account Value to decline to zero. AN EXCESS WITHDRAWAL THAT REDUCES THE ACCOUNT VALUE TO ZERO WILL TERMINATE THE CONTRACT AND CAUSE LIFETIME PAYMENTS TO NOT BE AVAILABLE.

You can always make Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Remaining Annual Benefit Payment does not carry over into subsequent Contract Years. For example, if your Annual Benefit Payment is 4% of your Benefit Base, You cannot withdraw 2% in one year and then withdraw 6% the next year without making an Excess Withdrawal in the second year.

Income taxes and penalties may apply to your withdrawals. Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount in any Contract Year. (See "Charges -- Withdrawal Charges.")

REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 701/2. If your Contract is an IRA or other Contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Annual Benefit Payment, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater).

If:

(1)You are enrolled in the automated required minimum distribution service or in both the automated required minimum distribution service and the Systematic Withdrawal Program;


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(2)You do not take additional withdrawals outside of these two programs; and

(3)your Remaining Annual Benefit Payment for the Contract Year is equal to zero;

we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which You are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GLWB" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

AUTOMATIC STEP-UP.   On each Contract Anniversary prior to the Contract Owner's
91st birthday, an Automatic Step-Up will occur, provided that the Account Value on that date exceeds the Benefit Base immediately before the Automatic Step-Up (and provided that You have not chosen to decline the Automatic Step-Up as described below).

The Automatic Step-Up:

  . will increase the Benefit Base to the Account Value on the date of the Automatic Step-Up regardless of whether or not You have taken any withdrawals;

  . will increase the Annual Benefit Payment to equal the applicable GLWB Withdrawal Rate multiplied by the Benefit Base after the Automatic Step-Up; and

  . may increase the GLWB optional benefit charge to a rate that does not exceed the lower of: (a) the GLWB optional benefit maximum charge (2.00%) or (b) the current rate that we would charge for the same optional benefit with the same benefits, if available for new contract purchases at the time of the Automatic Step-Up.

In the event that your GLWB optional benefit charge would increase with the Automatic Step-Up, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Step-Up and related increased GLWB optional benefit charge. If You elect to decline the Automatic Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Step-Up, You will no longer be eligible for future Automatic Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. If your Contract has both the GLWB optional benefit and the GLWB Death Benefit (see "Guaranteed Lifetime Withdrawal Benefit -- Death Benefit" below), and You choose to decline the Automatic Step-Up, the Automatic Step-Up for both the Benefit Base and the GLWB Death Benefit Base will no longer be eligible for future Automatic Step-Ups until You elect to reinstate the Automatic Step-Ups. You may not elect to decline the Automatic Step-Up for only one of the two optional benefits.

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the GLWB optional benefit on the Contract Anniversary every five Contract Years for the first 10 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the GLWB optional benefit will terminate, we will no longer deduct the GLWB optional benefit charge, and the investment allocation restrictions described in "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits -- Investment Allocation and Other Purchase Payment Restrictions for the GLWB" will no longer apply. The Contract, however, will continue.

If You cancel the GLWB optional benefit on the 10/th/ Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value if (a) exceeds (b), as defined below. The Guaranteed


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Principal Adjustment is intended to restore your initial investment in the
Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:

   (a)is purchase payments credited within 120 days of the date that we issued the Contract, reduced by the Proportional Adjustment attributable to any partial withdrawals taken (including any applicable Withdrawal Charges); and

   (b)is the Account Value on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable Investment Division in the ratio the portion of the Account Value in such Investment Division bears to the total Account Value in all Investment Divisions. The Guaranteed Principal Adjustment will never be less than zero.

IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. CONTRACT OWNERS WHO ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. HOWEVER, BECAUSE PURCHASE PAYMENTS MADE AFTER 120 DAYS WILL INCREASE YOUR ACCOUNT VALUE SUCH PURCHASE PAYMENTS MAY HAVE A SIGNIFICANT IMPACT ON WHETHER OR NOT A GUARANTEED PRINCIPAL ADJUSTMENT IS DUE. THEREFORE, THE GLWB OPTIONAL BENEFIT MAY NOT BE APPROPRIATE FOR YOU IF YOU INTEND TO MAKE ADDITIONAL PURCHASE PAYMENTS AFTER THE 120-DAY PERIOD AND ARE PURCHASING THE GLWB OPTIONAL BENEFIT FOR ITS GUARANTEED PRINCIPAL ADJUSTMENT FEATURE.

INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the GLWB investment allocation restrictions see "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits -- Investment Allocation and Other Purchase Payment Restrictions for the GLWB."

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. For a detailed description of the restrictions or potential restrictions on subsequent purchase payments that may apply for your version of the GLWB, see the applicable subsection of "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits -- Investment Allocation and Other Purchase Payment Restrictions for the GLWB."

WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments as described in "Charges -- Withdrawal Charges" (also see "Charges -- Withdrawal Charges -- Free Withdrawal Amount" and "Access to Your Money -- Systematic Withdrawal Program").

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 591/2, a 10% Federal income tax penalty may apply.

TAX TREATMENT. The tax treatment of withdrawals under the GLWB optional benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base under the GLWB optional benefit at the time of the withdrawal, if the Benefit Base is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.

OWNERSHIP. If You, the Owner, are a natural person, You must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the issue age and Annual Benefit Payment. If joint Contract Owners are named, the age of the older joint Contract Owner will be used to determine the issue age and Annual Benefit Payment. For the purposes of the Guaranteed Lifetime Withdrawal Benefit section of the Prospectus, "You" always means the Contract Owner, older joint Contract Owner or the Annuitant, if the Contract Owner is a non-natural person.

GLWB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and


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You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase a GLWB optional benefit.

TERMINATION OF THE GLWB OPTIONAL BENEFIT. The GLWB optional benefit will terminate upon the earliest of:

(1)the date of a full withdrawal of the Account Value that is: (a) an Excess Withdrawal or a withdrawal prior to the Lifetime Withdrawal Age (a pro rata portion of the optional benefit charge will be assessed); or (b) a Non-Excess Withdrawal (You are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the optional benefit have been met) (a pro rata portion of the optional benefit charge will not be assessed);

(2)the date You apply any portion of the Account Value to an income payment type (a pro rata portion of the optional benefit charge will be assessed.);

(3)the date there are insufficient funds to deduct the GLWB optional benefit charge from the Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the optional benefit charge and You are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the optional benefit have been met; however, You will have no other benefits under the Contract);

(4)the death of the Contract Owner or joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person), except where the primary Beneficiary is the spouse and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract (see "Spousal Continuation" below);

(5)the death of the Contract Owner after the first spousal continuation;

(6)a change of the Contract Owner or joint Contract Owner for any reason subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

(7)the date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);

(8)the effective date of the cancellation of the optional benefit; or

(9)the termination of the Contract to which the optional benefit is attached, other than due to death (a pro rata portion of the optional benefit charge will be assessed).

Under our current administrative procedures, we will waive the termination of the GLWB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person or if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.

Once the optional benefit is terminated, the GLWB optional benefit charge will no longer be deducted and the GLWB investment allocation restrictions and any purchase payment restrictions will no longer apply.

SPOUSAL CONTINUATION. Subject to the Minimum Spousal Age (see "GLWB Rate Table"), if your spouse continues the Contract under the Spousal Continuation provisions of the Contract, and the GLWB is in effect at the time of the continuation, then the same terms and conditions that applied to the Contract Owner under the GLWB will continue to apply to the surviving spouse, and the surviving spouse is guaranteed to receive lifetime income regardless of investment performance, subject to the conditions described in "Operation of the GLWB" and, provided the GLWB is not terminated or cancelled (see "Termination of the GLWB Optional Benefit" above). If your spouse is younger than the Minimum Spousal Age, your spouse may continue the Contract; however, the GLWB will terminate.

If no withdrawal has been made after the Lifetime Withdrawal Age and the Contract has been continued under Spousal Continuation, then the first withdrawal by the new Contract Owner after the new Contract Owner reaches the Lifetime


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Withdrawal Age will determine the GLWB Withdrawal Rate. However, if a withdrawal has been made after the Lifetime Withdrawal Age by the Contract Owner prior to the Contract Owner's death, the GLWB Withdrawal Rate that applies after Spousal Continuation will be the same as the GLWB Withdrawal Rate in effect prior to Spousal Continuation.

If the GLWB is continued under Spousal Continuation and the Account Value is subsequently reduced to zero because of a Non-Excess Withdrawal, or because there are insufficient funds to deduct any GLWB optional benefit charge from the Account Value, lifetime payments will be made using the applicable Single Lifetime Guarantee Rate (see "GLWB Rate Table") to your spouse (the new Contract Owner) for the rest of his or her life. The Joint Lifetime Guarantee Rate is not available after Spousal Continuation (see "GLWB Rate Table").

The GLWB will not terminate upon the first Spousal Continuation of the Contract; however, it will terminate upon any subsequent Spousal Continuations.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT AND ANNUITIZATION. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract Issue, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state, and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (see "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts than the payments under the GLWB, depending on the applicable annuity rates and your Account Value on the annuity date. Also, income provided by annuitizing under the applicable annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB optional benefit.

If You annuitize at the latest date permitted, You must elect one of the following options:

(1)Annuitize the Account Value under the Contract's annuity provisions.

(2)If you are eligible for lifetime withdrawals under the GLWB, elect to receive the Annual Benefit Payment paid each year until your death (or the later of You and your spousal Beneficiary's death).

If You do not select an income payment type or elect to receive payments under the GLWB optional benefit, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee period income payment type. However, if we do, we will adjust your payment or income payment type, if necessary, so your aggregate payments will not be less than what You would have received under the GLWB optional benefit.

(See Appendix G for examples of the GLWB.)

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GLWB

For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 701/2.

Used with the GLWB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Benefit Base on a proportionate basis. (Reducing the Benefit Base on a proportionate basis could have the effect of reducing or eliminating the guarantees of the GLWB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in the both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid


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taking withdrawals that could reduce the Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the Annual Benefit Payment each Contract Year. Any amounts above the Annual Benefit Payment that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the GLWB optional benefit, enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the Annual Benefit Payment, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Benefit Base and Annual Benefit Payment being reduced.

To enroll the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT--DEATH BENEFIT (THE "GLWB DEATH BENEFIT")

If You elect the GLWB optional benefit, You will receive the Standard Death Benefit, as described under "Death Benefit -- Generally -- Standard Death Benefit." However, in states where approved, you may also elect the GLWB Death Benefit for an additional charge when you elect the GLWB optional benefit if You are at least age 50 and not older than age 65 at the effective date of your Contract.

The GLWB Death Benefit is currently available for purchase in all states except [.].

You should understand that by electing both the GLWB optional benefit and the GLWB Death Benefit, You will be paying for and receiving both a living benefit and a death benefit and the cost of the combined optional benefits will be higher than the cost of either a GLWB optional benefit or other available death benefits individually. Please note that other standard or optional death benefits are available under the Contract. You should also understand that once GLWB optional benefit lifetime payments begin or the GLWB optional benefit terminates, the GLWB Death Benefit will be terminated.

SUMMARY OF THE GLWB DEATH BENEFIT

Under the GLWB Death Benefit, we calculate a "GLWB Death Benefit Base" that, if greater than the Standard Death Benefit or any other death benefit included by rider, then this death benefit amount will be paid instead of the Standard Death Benefit or any other death benefit included by rider. All other provisions of your Contract's death benefit will apply.

(See Appendix H for examples illustrating the operation of the GLWB Death Benefit.)

OPERATION OF THE GLWB DEATH BENEFIT

The following section describes how the GLWB Death Benefit operates. When reading the following descriptions of the operation of the GLWB Death Benefit (for example, "Excess Withdrawals," "Non-Excess Withdrawals," "Rollup Rate," "Rollup Rate Period End Date," "Automatic Step-Up" and "Benefit Base"), refer to the "Guaranteed Lifetime Withdrawal Benefit" section above.

If You elect the GLWB Death Benefit, the amount of the death benefit will be the greater of:

(1)the GLWB Death Benefit Base; and

(2)the Standard Death Benefit calculated under your Contract, or any other death benefit included by rider.


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GLWB DEATH BENEFIT BASE.  The GLWB Death Benefit Base is an amount used to determine your death benefit, and is also the amount the GLWB Death Benefit optional benefit charge is applied. As of the Issue Date, the initial GLWB Death Benefit Base is equal to your initial purchase payment. The GLWB Death Benefit Base will be increased by the amount of each purchase payment made, and reduced for all withdrawals as described below.

The GLWB Death Benefit Base cannot be withdrawn in a lump sum.

MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals to retain the full benefit of this optional benefit. In other words, You should not take Excess Withdrawals.

IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE GLWB DEATH BENEFIT BASE IN THE SAME PROPORTION THAT THE WITHDRAWAL (INCLUDING ANY WITHDRAWAL CHARGE) REDUCES THE ACCOUNT VALUE. THE REDUCTION IN THE GLWB DEATH BENEFIT BASE MAY BE SIGNIFICANT. You are still eligible to receive the death benefit so long as the Account Value does not decline to zero.

Any withdrawals taken prior to the date you reach the Lifetime Withdrawal Age will trigger a Proportional Adjustment to the GLWB Death Benefit Base.

After the Lifetime Withdrawal Age, the GLWB Death Benefit Base will be reduced for all withdrawals. Non-Excess Withdrawals reduce the GLWB Death Benefit Base by the amount of the withdrawal. Excess Withdrawals, and any subsequent withdrawals that occur in that Contract Year, trigger a Proportional Adjustment to the GLWB Death Benefit Base.

On each Contract Anniversary on or before the Rollup Rate Period End Date, if no withdrawals occurred in the previous Contract Year, the GLWB Death Benefit Base will be increased by an amount equal to the Rollup Rate multiplied by the GLWB Death Benefit Base before such increase. The GLWB Death Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or
(2) after the Rollup Rate Period End Date.

The Rollup Rate, if applicable, is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary. The GLWB Death Benefit Base may also increase due to an Automatic Step-Up.

AUTOMATIC STEP-UP. If an Automatic Step-Up increases the Benefit Base to the Account Value on the date of the Automatic Step-Up (see "Guaranteed Lifetime Withdrawal Benefit -- Automatic Step-Up"), the GLWB Death Benefit Base will also increase to the Account Value, after deducting any optional benefit charge but prior to processing any transactions on such date.

The Automatic Step-Up:

  . will increase the GLWB Death Benefit Base to the Account Value on the date of the Automatic Step-Up regardless of whether or not You have taken any withdrawals; and

  . may increase the GLWB Death Benefit optional benefit charge to a rate that does not exceed the lower of: (a) the GLWB maximum optional benefit charge (1.20%) or (b) the current rate that we would charge for the same optional benefit with the same benefits, if available for new Contract purchases at the time of the Automatic Step-Up.

If however, the GLWB Death Benefit optional benefit charge currently applicable to such Automatic Step-Up is less than or equal to your GLWB Death Benefit optional benefit charge your rate will not change.


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You may choose to decline the Automatic Step-Up and related increased GLWB
Death Benefit optional benefit charge. Once You notify us of your decision to decline the Automatic Step-Up, You will no longer be eligible for future Automatic Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Step-Ups (see "Guaranteed Lifetime Withdrawal Benefit -- Automatic Step-Up" above.)

TERMINATION OF THE GLWB DEATH BENEFIT. If the GLWB optional benefit is cancelled or terminated as described above under "Guaranteed Lifetime Withdrawal Benefit -- Termination of the GLWB Optional Benefit", the GLWB Death Benefit will terminate and the GLWB Death Benefit charge will no longer be deducted.

SPOUSAL CONTINUATION. For information on Spousal Continuation, see the "Operation of the GLWB -- Spousal Continuation" section.

GLWB RATE TABLE

The GLWB Rate Table lists the following for the GLWB optional benefit.

  . Rollup Rate: Prior to the Rollup Rate Period End Date, the minimum rate at which the Benefit Base is increased at each Contract Anniversary if a withdrawal has not occurred in the previous Contract Year.

  . Rollup Rate Period End Date: The period of time following the Contract issue date during which the Benefit Base (and the GLWB Death Benefit Base, if applicable), will be increased by an amount equal to the Rollup Rate multiplied by the Benefit Base (or GLWB Death Benefit Base, if applicable).

  . GLWB Withdrawal Rate: After the Lifetime Withdrawal Age, if You take withdrawals that do not exceed the GLWB Withdrawal Rate multiplied by the Benefit Base (the "Annual Benefit Payment") such withdrawals will not reduce the Benefit Base and Annual Benefit Payment. (Taking withdrawals that exceed the Annual Benefit Payment will reduce the Benefit Base and Annual Benefit Payment and may have a significant negative impact on the value of the benefits available under the GLWB -- see "Operation of the GLWB -- Managing Your Withdrawals.") For IRAs and other qualified Contracts, also see "Operation of the GLWB -- Required Minimum Distributions."

  . GLWB Lifetime Guarantee Rate: If your Account Value is reduced to zero after the Lifetime Withdrawal Age because you make a Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero (see "Annual Benefit Payment" above). Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate multiplied by the Benefit Base, to you for the rest of your life. If your Account Value is reduced to zero after the Lifetime Withdrawal Age because there are insufficient funds to deduct any optional benefit charge from your Account Value, we will begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate, to You for the rest of your life.

DIFFERENT VERSIONS OF THE GLWB. From time to time, we may introduce new versions of the GLWB optional benefit. If we introduce a new version of the optional benefit, we generally will do so by updating the GLWB Rate Table to show the new version, together with any prior versions, the dates each optional benefit version was offered, and the specific rates and other terms applicable to each version. Changes to the GLWB Rate Table after the date of this prospectus, reflecting a new version of the optional benefit, will be made in a supplement to the Prospectus.

GLWB RATE TABLE

FLEXCHOICE LEVEL

Offers a steady GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate throughout your lifetime.



  Date      Date           Rollup Rate   Lifetime                                   GLWB Withdrawal Rate
  First     Last    Rollup Period End   Withdrawal                                 (WHEN ACCOUNT VALUE IS
Available Available  Rate     Date         Age         Minimum Spousal Age            GREATER THAN $0)
-----------------------------------------------------------------------------------------------------------
                                                                                  AGE AT 1/ST/  WITHDRAWAL
   [.]       --     5.00%    10/th/       59 1/2   Your Spouse's Date of Birth     WITHDRAWAL      RATE
                            Contract               may not be more than 10 years    AFTER AGE
                           Anniversary              after your Date of Birth.         591/2
                                                                                  -------------------------
                                                                                  591/2 to less    4.00%
                                                                                     than 65
                                                                                  -------------------------
                                                                                   65 to less      5.00%
                                                                                     than 75
                                                                                  -------------------------
                                                                                   75 to less      5.50%
                                                                                     than 80
                                                                                  -------------------------
                                                                                       80+         6.00%


                               GLWB Lifetime Guarantee Rate
                               (WHEN ACCOUNT VALUE IS REDUCED
    Minimum Spousal Age              TO $0)
-------------------------------------------------------------
                                SINGLE           JOINT
Your Spouse's Date of Birth    LIFETIME        LIFETIME
may not be more than 10 years  GUARANTEE       GUARANTEE
 after your Date of Birth.       RATE            RATE
                               ------------------------------
                                 4.00%           3.00%

                               ------------------------------
                                 5.00%           4.00%

                               ------------------------------
                                 5.50%           4.50%

                               ------------------------------
                                 6.00%           5.00%



FLEXCHOICE EXPEDITE

Offers a higher GLWB Withdrawal Rate while your Account Value is greater than zero and a reduced GLWB Lifetime Guarantee Rate if your Account Value is reduced to zero.



  Date      Date           Rollup Rate   Lifetime                          GLWB Withdrawal Rate
  First     Last    Rollup Period End   Withdrawal                        (WHEN ACCOUNT VALUE IS
Available Available  Rate     Date         Age      Minimum Spousal Age      GREATER THAN $0)
--------------------------------------------------------------------------------------------------
                                                                          AGE AT 1/ST/ WITHDRAWAL
                                                                           WITHDRAWAL     RATE
                                                                           AFTER AGE
                                                                             591/2

                                                                          ------------------------

                                                                            591/2 to     5.00%
   [.]       --     5.00%    10/th/       59 1/2   Your Spouse's Date of  less than 65
                            Contract                 Birth may not be     -            -
                           Anniversary              more than 10 years
                                                    after your Date of     65 to less    6.00%
                                                          Birth.            than 75
                                                                          -            -

                                                                           75 to less    6.50%
                                                                            than 80
                                                                          -            -

                                                                              80+        7.00%




                         GLWB Lifetime Guarantee Rate
 Minimum Spousal Age   (WHEN ACCOUNT VALUE IS REDUCED TO $0)
------------------------------------------------------------
                         AGE WHEN       SINGLE      JOINT
                          ACCOUNT      LIFETIME   LIFETIME
                         VALUE IS      GUARANTEE  GUARANTEE
                        REDUCED TO       RATE       RATE
                           ZERO
                       -------------------------------------
                       79 or younger     3.00%      2.00%
                       -------------------------------------
Your Spouse's Date of  80 or older       3.50%      2.50%
  Birth may not be     -------------------------------------
 more than 10 years    79 or younger     4.00%      3.00%
 after your Date of    -------------------------------------
       Birth.          80 or older       4.50%      3.50%
                       -------------------------------------
                       79 or younger     4.50%      3.50%
                       -------------------------------------
                       80 or older       5.00%      4.00%
                       -------------------------------------
                       79 or younger      N/A        N/A
                       -------------------------------------
                       80 or older       5.25%      4.25%


(1) The GLWB is currently available for purchase in all states except [.].

PAY-OUT OPTIONS (OR INCOME OPTIONS)


   You may convert your Contract into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See "Income Taxes" for a discussion of partial annuitization. You are required to hold your Contract for at least 30 days (one year for the Class B Plus Contract) from the date we issue the Contract before You annuitize. When You purchase the Contract, the annuity date will be the later of the first day of the calendar month after the Annuitant's 90th birthday or 10 years from the date your Contract was issued. You can change or extend the annuity date at any time before the annuity date with 30 days prior notice to us (subject to restrictions that may apply in your state, and our current established administrative procedures). Although guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract, current annuity purchase rates for the B Plus Class may be lower than the other classes of the Contract. You must convert at least $5,000 of your Account Value to receive income payments. PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED AN OPTIONAL LIVING BENEFIT, SUCH AS A GMIB, GWB OR GLWB, ANNUITIZING YOUR CONTRACT TERMINATES THE OPTIONAL BENEFIT, INCLUDING ANY DEATH BENEFIT PROVIDED BY THE OPTIONAL BENEFIT AND ANY GUARANTEED PRINCIPAL OPTION (OR THE GUARANTEED PRINCIPAL ADJUSTMENT FOR GLWB) THAT MAY ALSO BE PROVIDED BY THE OPTIONAL BENEFIT.


When considering a pay-out option, You should think about whether You want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Contract provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

INCOME PAYMENT TYPES

   Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when You decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract Owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.

Many times, the Contract Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income You need;

..   The amount You expect to receive from other sources;

..   The growth potential of other investments; and

..   How long You would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the Annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the Annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two Annuitants is living. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both Annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the Investment Divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. This means that the amount used from a Contract to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable Income Payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains the same for duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.

Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to You when You first convert your Contract into an income stream or make a reallocation of your income payment into an Investment Division during the pay-out phase. Before we determine the number of annuity units to credit to You, we reduce your Account Value by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Contract into an income stream. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer an AIR of 3% and 4%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Contract to an income stream, then the amount of that payment will be determined on the date You convert your Contract to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

   During the pay-out phase of the Contract, You may make reallocations among Investment Divisions or from the Investment Divisions to the Fixed Income
Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the Investment Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into an Investment Division. There is no Withdrawal Charge to make a reallocation.

For us to process a reallocation, You must tell us:

..   The percentage of the income payment to be reallocated;

..   The Investment Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and

..   The Investment Divisions from which You want to reallocate your income payment.

We may require that You use our original forms to make reallocations.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the
    Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)

Please see the "Transfer Privilege" section regarding our transfer restriction policies and procedures.

CHARGES

   You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Contract except that the Separate
Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds Growth-Income or American Funds Global Small Capitalization funds). In addition, You pay the applicable investment-related charge during the pay-out phase of your Contract. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro rata from each income payment. The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check, made payable to "MetLife," to the appropriate address below.

(We reserve the right to receive purchase payments by other means acceptable to us.)

             REGULAR MAIL               EXPRESS MAIL
             ------------               ------------
             MetLife Preference Premier MetLife Preference Premier
             PO Box 10342               4700 Westown Parkway,
             Des Moines, IA 50306-0342  Suite 200
                                        West Des Moines, IA 50266

We also permit purchase payments to be made directly from your personal checking account. We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.

Purchase payments (including any portion of your Account Value under a Contract which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit You to request transactions by mail, telephone and Internet. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

..   Account Value

..   Unit Values

..   Current rates for the Fixed Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

..   any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the owner of the Contract and continue the Contract. We permit the Beneficiary of a Traditional IRA Contract to hold the Contract in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint Annuitant.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws that generally declare non-ERISA ("Employee Retirement Income Security Act") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7722 to make such changes.

MISSTATEMENT

We may require proof of age or sex (where permitted) of the owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the owner's, Annuitant's or Beneficiary's life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).

Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Investment Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt to the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of annuity units You receive on the next available Annuity Unit Value.

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We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

     We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually; for the money market Investment Division, we state yield for a seven day period.


CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges and the charge for the EDB, the Earnings Preservation Benefit, the GWB or the GLWB. Withdrawal Charges would reduce performance experience.


AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract. These figures also assume a steady annual rate of return. They assume that combination of optional benefits that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Contracts and the Investment Divisions as a result of different Separate Account charges and Withdrawal Charges.


We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the EDB, the Earnings Preservation Benefit, the GWB or the GLWB. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


For purposes of presentation of Non-Standard Performance, we may assume the Contracts were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Contract. In these cases, we calculate

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performance based on the historical performance of the underlying Metropolitan
Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

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CHANGES TO YOUR CONTRACT

     We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

..   To transfer any assets in an Investment Division to another Investment
    Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

..   To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Contracts issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, You have voting interests under your Contract concerning Metropolitan Fund, Met Investors Fund or American
Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Contract.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Contract in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Met Investors Fund or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

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WHO SELLS THE CONTRACTS

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts, including our affiliated broker-dealers.) MLIDC does not retain any fees under the Contracts.

MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Contracts are sold through MetLife licensed sales representatives who are associated with our affiliated broker-dealers MetLife Securities, Inc. ("MSI") and New England Securities Corporation ("NES"), which are paid compensation for the promotion and sale of the Contracts. MSI and NES are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Contracts may also be sold through other registered broker-dealers. The Contracts may also be sold through the mail, the Internet or by telephone.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contracts. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Contracts, the maximum gross dealer concession ranges from 1.00% to 7.15% (depending on class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Value each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their

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managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of the Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Contracts are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines, directly from us or the Distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the following portfolios for the services it provides in marketing the portfolios' shares in connection with the Contract: the American Funds Global Small Capitalization Portfolio, the American Funds Growth-Income Portfolio, the American Funds(R) Bond Portfolio, the American Funds(R) Growth Portfolio, the American Funds(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio and the American Funds(R) Growth Allocation Portfolio.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE CAN CANCEL YOUR CONTRACT


We may cancel your Contract only if we do not receive any purchase payments from You for 24 consecutive months (36 consecutive months in New York State) and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate any Contract that includes a GMIB, GWB, GLWB or a guaranteed death benefit if at the time the termination would otherwise occur the Income Base of the GMIB, the RGWA of the GWB, the Benefit Base of the GLWB or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision, under Contracts issued in New York.


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FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law.

We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the portfolios to foreign jurisdictions.

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.

NON-QUALIFIED ANNUITY CONTRACTS

A "non-qualified" annuity Contract discussed here assumes the Contract is an annuity Contract for Federal income tax purposes, but the Contract is not held in a tax qualified "plan" defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.

INVESTOR CONTROL

In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

ACCUMULATION

Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, either as surrenders, partial withdrawals or income payments. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person.

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In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees would be considered a non-natural owner and the annual increase in the Account Value would be subject to current income taxation.


SURRENDERS OR WITHDRAWALS -- EARLY DISTRIBUTION

If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim the loss on your Federal income taxes as a miscellaneous itemized deduction.

The portion of any withdrawal or distribution from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal or distribution is taken prior to You reaching age 59 1/2, unless the distribution was made:

   (a)on account of your death or disability,

   (b)as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or

   (c)under certain immediate income annuities providing for substantially equal payments made at least annually.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

If your Contract has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.

For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of either withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.

TREATMENT OF SEPARATE ACCOUNT CHARGES

It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.


GUARANTEED WITHDRAWAL BENEFITS AND GUARANTEED LIFETIME WITHDRAWAL BENEFITS

If You have purchased the GWB v1 or the GLWB, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the


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withdrawal if greater than the Account Value (prior to Withdrawal Charges).
This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB or the GLWB exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

In the event that the Account Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out under the GWB v1 in fixed installments or the Annual Benefit Payment is paid under the GLWB for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).


AGGREGATION

If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year (after October 21, 1988), the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).

EXCHANGES/TRANSFERS

The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The exchange for another annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). The opportunity to make partial annuity exchanges was provided by the IRS in 2011 and some ramifications of such an exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.

A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).

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After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date. If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.

TAXATION OF PAYMENTS IN ANNUITY FORM

When payments are received from the Contract in the form of an annuity, normally the annuity payments are taxable as ordinary income to the extent that payments exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio of a Contract is determined at the time the Contract's accumulated value is converted to an annuity form of distribution. Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You are expected to receive based on IRS rules which consider such factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater -- or less -- than the taxable amount determined by us and reported by us to You and the IRS.

Once You have recovered the investment in the Contract, further annuity payments are fully taxable. If You die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, You may not be able to make transfer withdrawals to another non-qualified annuity contract or a long-term care contract in a tax-free exchange.

If You receive payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.

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

3.8% TAX ON NET INVESTMENT INCOME

Federal tax law imposes a 3.8% Medicare tax on the lesser of:

       (1) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
       (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.

Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.

The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.

QUALIFIED ANNUITY CONTRACTS

INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract may also be available in connection with an employer's non-qualified deferred compensation plan and qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. We do not provide tax advice. Please consult your tax adviser about your particular situation.

ACCUMULATION

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution are limited under qualified plans. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below which are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

TAXATION OF ANNUITY DISTRIBUTIONS

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings are free from Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.


GUARANTEED WITHDRAWAL BENEFITS AND GUARANTEED LIFETIME WITHDRAWAL BENEFITS

If You have purchased the GWB v1 or the GLWB, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the

Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB or the GLWB exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

In the event that the Account Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out under the GWB v1 in fixed installments or the Annual Benefit Payment is paid under the GLWB for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).


WITHDRAWALS PRIOR TO AGE 59 1/2

A taxable withdrawal or distribution from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies.

These exceptions include distributions made:

(a)on account of your death or disability, or

(b)as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

In addition, a withdrawal or distribution from a qualified annuity Contract other than an IRA (including SEPs and SIMPLEs) will avoid the penalty if:
(1) the distribution is on separation from employment after age 55; (2) the distribution is made pursuant to a qualified domestic relations order ("QDRO");
(3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.

Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)minimum distribution requirements, or

   (b)financial hardship.

20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You assign or transfer a withdrawal from this Contract directly into another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules which determine the withholding amounts.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).

Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date). If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. For required minimum distributions following the death of the annuitant of a qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

If your spouse is your sole beneficiary, he or she may elect to rollover the death proceeds into his or her own IRA.

If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, You must begin receiving retirement plan withdrawals by April 1 following the latter of:

   (a)the calendar year in which You reach age 70 1/2, or

   (b)the calendar year You retire, provided You do not own more than 5% of your employer.

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

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.

A tax penalty of 50% applies to the amount by which the required minimum distribution exceeds the actual distribution.

You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.

Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under other IRAs do apply to Roth IRAs.

ADDITIONAL INFORMATION REGARDING IRAS

PURCHASE PAYMENTS

Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.

WITHDRAWALS

If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 and upon your death, disability or qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION


Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account value; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the account value at the date of conversion.


A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.

DISTINCTION FOR PUERTO RICO CODE

ROLLOVER

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA CONSIDERATIONS

In the context of a Puerto Rico qualified retirement plan trust, the IRS has recently held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA
Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA
Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code
Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.

Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of

ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction, like Puerto Rico, that does not recognize same-sex marriage.

LEGAL PROCEEDINGS

  In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its Contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PRINCIPAL UNDERWRITER

      DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

      EXPERIENCE FACTOR

      VARIABLE INCOME PAYMENTS

      ASSUMED INVESTMENT RETURN (AIR)

      AMOUNT OF INCOME PAYMENTS

      ANNUITY UNIT VALUE

      REALLOCATION PRIVILEGE

      CALCULATING THE ANNUITY UNIT VALUE

      DETERMINING THE VARIABLE INCOME PAYMENT

      ADVERTISEMENT OF THE SEPARATE ACCOUNT

      VOTING RIGHTS

      DISREGARDING VOTING INSTRUCTIONS

      TAXES
          QUALIFIED ANNUITY CONTRACTS
          TYPES OF QUALIFIED PLANS
          IRA
          ROTH ACCOUNT
          ERISA

      FEDERAL ESTATE TAXES

      GENERATION SKIPPING TRANSFER TAX

      ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN
        CORPORATIONS

      WITHDRAWALS

      ACCUMULATION UNIT VALUE TABLES

      METROPOLITAN FUND AND MET INVESTORS FUND SHARE CLASS B
        PORTFOLIOS AND AMERICAN FUNDS(R) CLASS 2 PORTFOLIOS

      FINANCIAL STATEMENTS OF SEPARATE ACCOUNT

      FINANCIAL STATEMENTS OF METLIFE

APPENDIX A

PREMIUM TAX TABLE

If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                     Non-Qualified Qualified
                       Annuities   Annuities
                     ------------- ---------
  California(1)..... 2.35%         0.50%
  Florida(2)........ 1.00%         1.00%
  Maine(3).......... 2.00%         0.00%
  Nevada(4)......... 3.50%         0.00%
  Puerto Rico(5).... 1.00%         1.00%
  South Dakota(6)... 1.25%         0.00%
  West Virginia..... 1.00%         1.00%
  Wyoming(4)........ 1.00%         0.00%

        ---
      /1/California applies the qualified tax rate to plans that qualify under the following Code sections: 401(a), 403(b), 404, 408(b) and 501(a).

      /2/Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.

      /3/Maine applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 403(b), 404, 408, 457 and 501.

      /4/Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 404, 408 and 501.


      /5/We will not deduct premium taxes paid by Us to Puerto Rico from purchase payments, account values, withdrawals, death benefits or income payments.


      /6/Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403(b), 404, 408, 457 and 501(a).

APPENDIX B

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


These tables show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Contract for each Investment Division from year end to year end. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Contract mix that bears the total highest charge, and the second table shows the Contract mix that bears the total lowest charge. The mix with the total highest charge has these features:
Bonus Class, the optional Annual Step-Up Death Benefit and the optional Earnings Preservation Benefit. Charges for the optional EDBs, the optional GMIBs, the optional GWB and the optional GLWB are made by canceling accumulation units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing the optional EDB Max in lieu of the optional Annual Step-Up Benefit and the optional GMIB Max, the optional GWB or the optional GLWB will result in a higher overall charge. The mix with the total lowest charge has these features: R Class and no optional benefit. All other possible mixes for each Investment Division within the Contract appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.


                             HIGHEST POSSIBLE MIX
                         2.25 SEPARATE ACCOUNT CHARGE

                                                                                 Beginning of               Number of
                                                                                     Year     End of Year  Accumulation
                                                                                 Accumulation Accumulation Units End of
Investment Division                                                         Year  Unit Value   Unit Value      Year
-------------------                                                         ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment Division (Class B)
  (10/7/2011).............................................................. 2011    $ 9.39       $ 9.68          0.00
                                                                            2012      9.68        10.41          0.00
                                                                            2013     10.41        11.32          0.00

American Funds(R) Balanced Allocation Investment Division (Class C)
  (10/7/2011).............................................................. 2011      8.88         9.25          0.00
                                                                            2012      9.25        10.26          0.00
                                                                            2013     10.26        11.89          0.00

American Funds(R) Growth Allocation Investment Division (Class C)
  (10/7/2011).............................................................. 2011      8.14         8.56          0.00
                                                                            2012      8.56         9.72          0.00
                                                                            2013      9.72        11.89          0.00

American Funds(R) Growth Investment Division (Class C) (10/7/2011)......... 2011      7.93         8.39      3,255.23
                                                                            2012      8.39         9.63      1,131.86
                                                                            2013      9.63        12.22      1,822.96

American Funds(R) Moderate Allocation Investment Division (Class C)
  (10/7/2011).............................................................. 2011      9.38         9.70          0.00
                                                                            2012      9.70        10.51          0.00
                                                                            2013     10.51        11.67          0.00

AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)......... 2011     10.16        10.54          0.00
                                                                            2012     10.54        11.39          0.00
                                                                            2013     11.39        10.76          0.00

Baillie Gifford International Stock Investment Division (Class B)
  (10/7/2011).............................................................. 2011      8.95         8.95          0.00
                                                                            2012      8.95        10.45          0.00
                                                                            2013     10.45        11.77          0.00

Barclays Aggregate Bond Index Investment Division (Class B) (formerly
  Barclays Capital Aggregate Bond Index Investment Division (Class B))
  (10/7/2011).............................................................. 2011     14.54        14.68      5,706.46
                                                                            2012     14.68        14.88      8,371.45
                                                                            2013     14.88        14.18      8,737.15

BlackRock Bond Income Investment Division (Class B) (10/7/2011)............ 2011     42.93        43.55        375.80
                                                                            2012     43.55        45.68        375.80
                                                                            2013     45.68        44.21        375.80

                                                                            Beginning of               Number of
                                                                                Year     End of Year  Accumulation
                                                                            Accumulation Accumulation Units End of
Investment Division                                                    Year  Unit Value   Unit Value      Year
-------------------                                                    ---- ------------ ------------ ------------
BlackRock Capital Appreciation Investment Division (Class B)
  (formerly BlackRock Legacy Large Cap Growth Investment Division
  (Class B)) (10/7/2011).............................................. 2011   $ 23.63      $ 24.52      1,023.33
                                                                       2012     24.52        27.35        314.00
                                                                       2013     27.35        35.81        566.76

BlackRock Global Tactical Strategies Investment Division (Class B)
  (10/7/2011)......................................................... 2011      9.23         9.51          0.00
                                                                       2012      9.51        10.15          0.00
                                                                       2013     10.15        10.94          0.00

BlackRock Large Cap Core Investment Division (Class B) (10/7/2011).... 2011     45.64        49.23          0.00
                                                                       2012     49.23        54.58          0.00
                                                                       2013     54.58        71.67          0.00

BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)... 2011      9.29        10.23          0.00
                                                                       2012     10.23        11.40          0.00
                                                                       2013     11.40        14.68          0.00

BlackRock Money Market Investment Division (Class B) (10/7/2011)...... 2011     18.13        18.04      1,202.87
                                                                       2012     18.04        17.64      1,246.30
                                                                       2013     17.64        17.24      1,408.72

Clarion Global Real Estate Investment Division (Class B) (10/7/2011).. 2011     11.68        12.43        105.67
                                                                       2012     12.43        15.32         96.57
                                                                       2013     15.32        15.51        103.13

ClearBridge Aggressive Growth Investment Division (Class B) (formerly
  Legg Mason ClearBridge Aggressive Growth Investment Division (Class
  B)) (10/7/2011)..................................................... 2011      6.47         7.01      3,341.55
                                                                       2012      7.01         8.12        771.01
                                                                       2013      8.12        11.56      1,476.00

ClearBridge Aggressive Growth II Investment Division (Class B)
  (formerly Janus Forty Investment Division (Class B)) (10/7/2011).... 2011    106.34       110.04         18.86
                                                                       2012    110.04       131.80         17.27
                                                                       2013    131.80       165.97         15.79

Davis Venture Value Investment Division (Class B) (10/7/2011)......... 2011     24.65        26.91        155.18
                                                                       2012     26.91        29.63        154.93
                                                                       2013     29.63        38.64        135.91

Frontier Mid Cap Growth Investment Division (Class B) (formerly
  BlackRock Aggressive Growth Investment Division (Class B))
  (10/7/2011)......................................................... 2011     32.68        35.03         59.80
                                                                       2012     35.03        37.90         59.81
                                                                       2013     37.90        49.08         52.90

Harris Oakmark International Investment Division (Class B) (10/7/2011) 2011     15.46        15.46          0.00
                                                                       2012     15.46        19.53          0.00
                                                                       2013     19.53        24.92          0.00

Invesco Balanced-Risk Allocation Investment Division (Class B)
  (4/30/2012)......................................................... 2012      1.01         1.04          0.00
                                                                       2013      1.04         1.03          0.00

Invesco Mid Cap Value Investment Division (Class B) (formerly Lord
  Abbett Mid Cap Value Investment Division (Class B))................. 2012     22.58        23.08          0.00
                                                                       2013     23.08        29.40          0.00

Invesco Mid Cap Value Investment Division (Class B) (formerly Lord
  Abbett Mid Cap Value Investment Division (Class B)) (10/7/2011)..... 2011     18.59        20.57          0.00
                                                                       2012     20.57        22.69          0.00

Invesco Small Cap Growth Investment Division (Class B) (10/7/2011).... 2011     13.09        14.22        149.24
                                                                       2012     14.22        16.43        139.70
                                                                       2013     16.43        22.52        117.01

                                                                                    Beginning of               Number of
                                                                                        Year     End of Year  Accumulation
                                                                                    Accumulation Accumulation Units End of
Investment Division                                                            Year  Unit Value   Unit Value      Year
-------------------                                                            ---- ------------ ------------ ------------
Jennison Growth Investment Division (Class B) (10/7/2011)..................... 2011    $ 4.41       $ 4.59          0.00
                                                                               2012      4.59         5.18          0.00
                                                                               2013      5.18         6.93          0.00

Jennison Growth Investment Division (Class B) (formerly Oppenheimer Capital
  Appreciation Investment Division (Class B)) (10/7/2011)..................... 2011      7.00         7.45          0.00
                                                                               2012      7.45         8.36          0.00

JPMorgan Core Bond Investment Division (Class B) (4/29/2013).................. 2013     10.76        10.18      1,555.36

JPMorgan Core Bond Investment Division (Class B) (formerly American Funds(R)
  Bond Investment Division (Class C)) (10/7/2011)............................. 2011     10.35        10.47      1,555.36
                                                                               2012     10.47        10.73      1,555.36
                                                                               2013     10.73        10.71          0.00

JPMorgan Global Active Allocation Investment Division (Class B) (4/30/2012)... 2012      1.01         1.04          0.00
                                                                               2013      1.04         1.13          0.00

JPMorgan Small Cap Value Investment Division (Class B) (formerly Dreman Small
  Cap Value Investment Division (Class B)) (10/7/2011)........................ 2011     11.08        12.27          0.00
                                                                               2012     12.27        13.84          0.00
                                                                               2013     13.84        17.99          0.00

Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)........ 2011     11.46        12.07      1,911.30
                                                                               2012     12.07        13.80        458.06
                                                                               2013     13.80        15.80      1,357.57

Loomis Sayles Global Markets Investment Division (Class B) (formerly
  Met/Franklin Income Investment Division (Class B)) (10/7/2011).............. 2011     10.13        10.83        404.53
                                                                               2012     10.83        11.91        372.53
                                                                               2013     11.91        12.40          0.00

Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)........ 2011     27.09        30.42        867.57
                                                                               2012     30.42        33.99        254.15
                                                                               2013     33.99        46.75        420.37

Lord Abbett Bond Debenture Investment Division (Class B) (10/7/2011).......... 2011     19.79        20.91         50.76
                                                                               2012     20.91        23.09         49.07
                                                                               2013     23.09        24.38         52.68

Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)........... 2011     24.46        26.87          0.00
                                                                               2012     26.87        29.31          0.00
                                                                               2013     29.31        39.13          0.00

Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)....... 2011      9.88        10.13          0.00
                                                                               2012     10.13        10.63          0.00
                                                                               2013     10.63        10.80          0.00

Met/Dimensional International Small Company Investment Division (Class B)
  (10/7/2011)................................................................. 2011     13.87        13.86          0.00
                                                                               2012     13.86        15.97          0.00
                                                                               2013     15.97        19.93          0.00

Met/Franklin Low Duration Total Return Investment Division (Class B)
  (10/7/2011)................................................................. 2011      9.68         9.71          0.00
                                                                               2012      9.71         9.91          0.00
                                                                               2013      9.91         9.80          0.00

Met/Templeton International Bond Investment Division (Class B) (10/7/2011).... 2011     11.70        11.72          0.00
                                                                               2012     11.72        13.09          0.00
                                                                               2013     13.09        12.93          0.00

MetLife Aggressive Strategy Investment Division (Class B) (10/7/2011)......... 2011      9.29         9.84          0.00
                                                                               2012      9.84        11.23          0.00
                                                                               2013     11.23        14.22          0.00

                                                                                      Beginning of               Number of
                                                                                          Year     End of Year  Accumulation
                                                                                      Accumulation Accumulation Units End of
Investment Division                                                              Year  Unit Value   Unit Value      Year
-------------------                                                              ---- ------------ ------------ ------------
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)................. 2011    $ 9.15       $ 9.32          0.00
                                                                                 2012      9.32        10.31          0.00
                                                                                 2013     10.31        11.53          0.00

MetLife Conservative Allocation Investment Division (Class B) (10/7/2011)....... 2011     11.56        11.83     31,442.37
                                                                                 2012     11.83        12.63     31,212.47
                                                                                 2013     12.63        12.88     30,976.54

MetLife Conservative to Moderate Allocation Investment Division (Class B)
  (10/7/2011)................................................................... 2011     11.08        11.45     30,050.29
                                                                                 2012     11.45        12.47     28,451.10
                                                                                 2013     12.47        13.53     24,829.89

MetLife Growth Strategy Investment Division (Class B) (4/29/2013)............... 2013     11.14        12.62          0.00

MetLife Growth Strategy Investment Division (Class B) (formerly Met/Franklin
  Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)........ 2011      8.52         9.08          0.00
                                                                                 2012      9.08        10.31          0.00
                                                                                 2013     10.31        11.07          0.00

MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)........... 2011     13.87        15.22        337.07
                                                                                 2012     15.22        17.46      1,891.46
                                                                                 2013     17.46        22.67      1,658.65

MetLife Moderate Allocation Investment Division (Class B) (10/7/2011)........... 2011     10.54        10.98          0.00
                                                                                 2012     10.98        12.15          0.00
                                                                                 2013     12.15        14.02          0.00

MetLife Moderate to Aggressive Allocation Investment Division (Class B)
  (10/7/2011)................................................................... 2011      9.93        10.45     55,116.54
                                                                                 2012     10.45        11.79     54,539.66
                                                                                 2013     11.79        14.33     52,136.76

MetLife Multi-Index Targeted Risk Investment Division (Class B) (11/12/2012).... 2012      0.98         1.01          0.00
                                                                                 2013      1.01         1.11          0.00

MetLife Stock Index Investment Division (Class B) (10/7/2011)................... 2011     29.57        32.14      1,444.15
                                                                                 2012     32.14        36.28      3,125.96
                                                                                 2013     36.28        46.71      2,573.89

MFS(R) Emerging Markets Equity Investment Division (Class B) (10/7/2011)........ 2011      9.34         9.60      2,295.85
                                                                                 2012      9.60        11.16        584.33
                                                                                 2013     11.16        10.37      1,525.07

MFS(R) Research International Investment Division (Class B) (10/7/2011)......... 2011     11.49        11.64          0.00
                                                                                 2012     11.64        13.28          0.00
                                                                                 2013     13.28        15.49          0.00

MFS(R) Total Return Investment Division (Class B) (10/7/2011)................... 2011     34.37        36.29          0.00
                                                                                 2012     36.29        39.49          0.00
                                                                                 2013     39.49        45.83          0.00

MFS(R) Value Investment Division (Class B) (10/7/2011).......................... 2011      9.69        10.56          0.00
                                                                                 2012     10.56        12.01          0.00
                                                                                 2013     12.01        15.90          0.00

MFS(R) Value Investment Division (Class B) (formerly Met/Franklin Mutual Shares
  Investment Division (Class B)) (10/7/2011).................................... 2011      7.80         8.45          0.00
                                                                                 2012      8.45         9.41          0.00
                                                                                 2013      9.41        10.29          0.00

Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)......... 2011     11.93        12.09          0.00
                                                                                 2012     12.09        12.92          0.00
                                                                                 2013     12.92        17.56          0.00

                                                                                      Beginning of               Number of
                                                                                          Year     End of Year  Accumulation
                                                                                      Accumulation Accumulation Units End of
Investment Division                                                              Year  Unit Value   Unit Value      Year
-------------------                                                              ---- ------------ ------------ ------------
MSCI EAFE(R) Index Investment Division (Class B) (10/7/2011).................... 2011    $ 9.78       $ 9.86      1,234.26
                                                                                 2012      9.86        11.38      5,469.63
                                                                                 2013     11.38        13.52      5,220.91

Neuberger Berman Genesis Investment Division (Class B) (10/7/2011).............. 2011     14.00        15.41          0.00
                                                                                 2012     15.41        16.53          0.00
                                                                                 2013     16.53        22.34          0.00

Neuberger Berman Genesis Investment Division (Class B) (formerly MLA Mid Cap
  Investment Division (Class B)) (10/7/2011).................................... 2011     12.24        13.34          0.00
                                                                                 2012     13.34        13.74          0.00
                                                                                 2013     13.74        14.85          0.00

Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............. 2011     14.44        14.87          0.00
                                                                                 2012     14.87        17.62          0.00
                                                                                 2013     17.62        21.90          0.00

Oppenheimer Global Equity Investment Division (Class B) (formerly Met/Templeton
  Growth Investment Division (Class B)) (10/7/2011)............................. 2011      7.77         8.11          0.00
                                                                                 2012      8.11         9.69          0.00
                                                                                 2013      9.69        10.28          0.00

PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)........ 2011     13.78        14.02      1,642.70
                                                                                 2012     14.02        14.96        414.03
                                                                                 2013     14.96        13.27      1,197.63

PIMCO Total Return Investment Division (Class B) (10/7/2011).................... 2011     14.89        15.19        524.61
                                                                                 2012     15.19        16.23        524.61
                                                                                 2013     16.23        15.56        524.61

Pioneer Strategic Income Investment Division (Class E) (10/7/2011).............. 2011     21.46        21.96          0.00
                                                                                 2012     21.96        23.92          0.00
                                                                                 2013     23.92        23.72          0.00

Pyramis(R) Government Income Investment Division (Class B) (10/7/2011).......... 2011     10.57        10.69          0.00
                                                                                 2012     10.69        10.78          0.00
                                                                                 2013     10.78        10.06          0.00

Pyramis(R) Managed Risk Investment Division (Class B) (4/29/2013)............... 2013     10.21        10.68          0.00

Russell 2000(R) Index Investment Division (Class B) (10/7/2011)................. 2011     13.51        15.22          0.00
                                                                                 2012     15.22        17.26        945.92
                                                                                 2013     17.26        23.33        824.82

Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).......... 2012      1.01         1.06          0.00
                                                                                 2013      1.06         1.14          0.00

SSgA Growth and Income ETF Investment Division (Class B) (10/7/2011)............ 2011     10.46        11.04          0.00
                                                                                 2012     11.04        12.17          0.00
                                                                                 2013     12.17        13.44          0.00

SSgA Growth ETF Investment Division (Class B) (10/7/2011)....................... 2011      9.71        10.30          0.00
                                                                                 2012     10.30        11.58          0.00
                                                                                 2013     11.58        13.37          0.00

T. Rowe Price Large Cap Growth Investment Division (Class B).................... 2013     15.39        19.33        890.45

T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly RCM
  Technology Investment Division (Class B)) (10/7/2011)......................... 2011      5.58         5.60      3,927.45
                                                                                 2012      5.60         6.14      1,017.82
                                                                                 2013      6.14         6.40          0.00

                                                                                      Beginning of               Number of
                                                                                          Year     End of Year  Accumulation
                                                                                      Accumulation Accumulation Units End of
Investment Division                                                              Year  Unit Value   Unit Value      Year
-------------------                                                              ---- ------------ ------------ ------------
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).......... 2011    $ 8.65      $  9.26      2,865.34
                                                                                 2012      9.26        10.29        944.02
                                                                                 2013     10.29        13.75      1,525.09

T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)........ 2011     14.35        15.98      1,481.37
                                                                                 2012     15.98        18.11        347.31
                                                                                 2013     18.11        25.54        675.65

Van Eck Global Natural Resources Investment Division (Class B) (10/7/2011)...... 2011     14.44        15.04          0.00
                                                                                 2012     15.04        15.09          0.00
                                                                                 2013     15.09        16.34          0.00

Western Asset Management U.S. Government Investment Division (Class B)
  (10/7/2011)................................................................... 2011     15.52        15.58        339.24
                                                                                 2012     15.58        15.70        357.23
                                                                                 2013     15.70        15.21        417.87

At 2.50 Separate Account Charge:
--------------------------------
American Funds Global Small Capitalization Investment Division (Class 2)
  (10/7/2011)................................................................... 2011     20.59        21.18     16,878.39
                                                                                 2012     21.18        24.40      6,976.44
                                                                                 2013     24.40        30.51      2,349.77

American Funds Growth-Income Investment Division (Class 2) (10/7/2011).......... 2011     68.81        73.46      5,286.13
                                                                                 2012     73.46        84.12      1,344.56
                                                                                 2013     84.12       109.48        459.97

                              LOWEST POSSIBLE MIX
                         1.15 SEPARATE ACCOUNT CHARGE

                                                                                 Beginning of               Number of
                                                                                     Year     End of Year  Accumulation
                                                                                 Accumulation Accumulation Units End of
Investment Division                                                         Year  Unit Value   Unit Value      Year
-------------------                                                         ---- ------------ ------------ -------------
AllianceBernstein Global Dynamic Allocation Investment Division (Class B)
  (10/7/2011).............................................................. 2011    $ 9.44       $ 9.75    18,716,136.30
                                                                            2012      9.75        10.61    40,378,382.48
                                                                            2013     10.61        11.66    48,944,933.33

American Funds(R) Balanced Allocation Investment Division (Class C)
  (10/7/2011).............................................................. 2011      9.22         9.63    17,327,596.33
                                                                            2012      9.63        10.81    17,211,574.51
                                                                            2013     10.81        12.66    17,115,125.46

American Funds(R) Growth Allocation Investment Division (Class C)
  (10/7/2011).............................................................. 2011      8.46         8.91     3,246,936.34
                                                                            2012      8.91        10.24     3,279,426.77
                                                                            2013     10.24        12.66     3,445,369.19

American Funds(R) Growth Investment Division (Class C) (10/7/2011)......... 2011      8.23         8.73     8,879,349.57
                                                                            2012      8.73        10.14     8,758,362.14
                                                                            2013     10.14        13.01     7,914,399.72

American Funds(R) Moderate Allocation Investment Division (Class C)
  (10/7/2011).............................................................. 2011      9.75        10.10    16,278,678.46
                                                                            2012     10.10        11.07    15,969,421.99
                                                                            2013     11.07        12.42    15,214,590.76

AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)......... 2011     10.21        10.62    22,537,406.42
                                                                            2012     10.62        11.61    55,835,472.85
                                                                            2013     11.61        11.08    55,920,324.20

Baillie Gifford International Stock Investment Division (Class B)
  (10/7/2011).............................................................. 2011     11.21        11.24       528,565.85
                                                                            2012     11.24        13.27       528,005.73
                                                                            2013     13.27        15.10       466,984.50

Barclays Aggregate Bond Index Investment Division (Class B) (formerly
  Barclays Capital Aggregate Bond Index Investment Division (Class B))
  (10/7/2011).............................................................. 2011     16.76        16.97     5,938,826.89
                                                                            2012     16.97        17.38     6,399,021.37
                                                                            2013     17.38        16.75     7,233,346.84

BlackRock Bond Income Investment Division (Class B) (10/7/2011)............ 2011     58.50        59.49       584,337.99
                                                                            2012     59.49        63.09       654,819.42
                                                                            2013     63.09        61.74       700,740.31

BlackRock Capital Appreciation Investment Division (Class B) (formerly
  BlackRock Legacy Large Cap Growth Investment Division (Class B))
  (10/7/2011).............................................................. 2011     28.47        29.63       702,015.42
                                                                            2012     29.63        33.41       705,716.79
                                                                            2013     33.41        44.22       608,725.00

BlackRock Global Tactical Strategies Investment Division (Class B)
  (10/7/2011).............................................................. 2011      9.28         9.58    29,055,249.94
                                                                            2012      9.58        10.34    57,152,291.83
                                                                            2013     10.34        11.27    63,509,038.38

BlackRock Large Cap Core Investment Division (Class B) (10/7/2011)......... 2011      8.88         9.60     1,249,088.17
                                                                            2012      9.60        10.75     1,193,672.07
                                                                            2013     10.75        14.26     1,120,989.92

BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)........ 2011     10.31        11.38     1,626,358.14
                                                                            2012     11.38        12.82     1,677,535.30
                                                                            2013     12.82        16.69     1,547,442.34

BlackRock Money Market Investment Division (Class B) (10/7/2011)........... 2011     24.61        24.55        71,338.50
                                                                            2012     24.55        24.27        76,167.88
                                                                            2013     24.27        23.99        85,274.79

                                                                                    Beginning of                Number of
                                                                                        Year     End of Year   Accumulation
                                                                                    Accumulation Accumulation  Units End of
Investment Division                                                            Year  Unit Value   Unit Value       Year
-------------------                                                            ---- ------------ ------------ --------------
Clarion Global Real Estate Investment Division (Class B) (10/7/2011).......... 2011   $ 12.67      $ 13.53        812,958.23
                                                                               2012     13.53        16.85        840,752.55
                                                                               2013     16.85        17.25        914,368.22

ClearBridge Aggressive Growth Investment Division (Class B) (formerly Legg
  Mason ClearBridge Aggressive Growth Investment Division (Class B))
  (10/7/2011)................................................................. 2011      7.28         7.90      1,218,407.70
                                                                               2012      7.90         9.26      1,293,947.09
                                                                               2013      9.26        13.33      1,802,316.10

ClearBridge Aggressive Growth II Investment Division (Class B) (formerly
  Janus Forty Investment Division (Class B)) (10/7/2011)...................... 2011    147.22       152.72        293,839.16
                                                                               2012    152.72       184.96        281,888.96
                                                                               2013    184.96       235.48        248,702.49

Davis Venture Value Investment Division (Class B) (10/7/2011)................. 2011     29.70        32.51      1,266,027.80
                                                                               2012     32.51        36.19      1,230,138.13
                                                                               2013     36.19        47.71      1,101,731.84

Frontier Mid Cap Growth Investment Division (Class B) (formerly BlackRock
  Aggressive Growth Investment Division (Class B)) (10/7/2011)................ 2011     42.31        45.45        256,422.42
                                                                               2012     45.45        49.74        258,786.24
                                                                               2013     49.74        65.12        221,409.88

Harris Oakmark International Investment Division (Class B) (10/7/2011)........ 2011     17.26        17.30      2,644,486.87
                                                                               2012     17.30        22.10      2,555,240.97
                                                                               2013     22.10        28.52      2,414,785.11

Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).... 2012      1.01         1.04     72,210,858.82
                                                                               2013      1.04         1.05    123,614,083.37

Invesco Mid Cap Value Investment Division (Class B) (formerly Lord Abbett Mid
  Cap Value Investment Division (Class B)).................................... 2012     26.19        26.97        842,850.89
                                                                               2013     26.97        34.74        723,476.85

Invesco Mid Cap Value Investment Division (Class B) (formerly Lord Abbett Mid
  Cap Value Investment Division (Class B)) (10/7/2011)........................ 2011     21.43        23.78        877,025.26
                                                                               2012     23.78        26.32              0.00

Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)............ 2011     14.62        15.91        128,334.65
                                                                               2012     15.91        18.60        142,739.51
                                                                               2013     18.60        25.77        149,954.23

Jennison Growth Investment Division (Class B) (10/7/2011)..................... 2011     11.97        12.46        764,641.21
                                                                               2012     12.46        14.24      1,431,450.15
                                                                               2013     14.24        19.25      1,317,470.48

Jennison Growth Investment Division (Class B) (formerly Oppenheimer Capital
  Appreciation Investment Division (Class B)) (10/7/2011)..................... 2011      7.87         8.40        701,769.74
                                                                               2012      8.40         9.46              0.00

JPMorgan Core Bond Investment Division (Class B) (4/29/2013).................. 2013     11.37        10.83      2,216,738.28

JPMorgan Core Bond Investment Division (Class B) (formerly American Funds(R)
  Bond Investment Division (Class C)) (10/7/2011)............................. 2011     10.75        10.90      1,817,300.15
                                                                               2012     10.90        11.30      1,988,219.10
                                                                               2013     11.30        11.27              0.00

JPMorgan Global Active Allocation Investment Division (Class B) (4/30/2012)... 2012      1.01         1.05     51,981,892.96
                                                                               2013      1.05         1.15    164,056,074.15

                                                                                      Beginning of               Number of
                                                                                          Year     End of Year  Accumulation
                                                                                      Accumulation Accumulation Units End of
Investment Division                                                              Year  Unit Value   Unit Value      Year
-------------------                                                              ---- ------------ ------------ -------------
JPMorgan Small Cap Value Investment Division (Class B) (formerly Dreman Small
  Cap Value Investment Division (Class B)) (10/7/2011).......................... 2011    $11.89       $13.21       316,902.24
                                                                                 2012     13.21        15.06       326,392.20
                                                                                 2013     15.06        19.79       291,410.27

Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011     12.17        12.85       671,450.07
                                                                                 2012     12.85        14.85       709,024.20
                                                                                 2013     14.85        17.20     1,238,206.94

Loomis Sayles Global Markets Investment Division (Class B) (formerly
  Met/Franklin Income Investment Division (Class B)) (10/7/2011)................ 2011     10.53        11.28       816,958.20
                                                                                 2012     11.28        12.54       826,664.89
                                                                                 2013     12.54        13.10             0.00

Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011     32.82        36.95       250,380.86
                                                                                 2012     36.95        41.74       268,374.96
                                                                                 2013     41.74        58.05       243,004.55

Lord Abbett Bond Debenture Investment Division (Class B) (10/7/2011)............ 2011     23.46        24.85       577,074.62
                                                                                 2012     24.85        27.74       668,481.29
                                                                                 2013     27.74        29.61       705,889.42

Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011     29.97        33.00       165,257.34
                                                                                 2012     33.00        36.40       185,283.83
                                                                                 2013     36.40        49.12       201,490.15

Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011     10.04        10.32       254,726.02
                                                                                 2012     10.32        10.95       321,820.59
                                                                                 2013     10.95        11.24       486,222.11

Met/Dimensional International Small Company Investment Division (Class B)
  (10/7/2011)................................................................... 2011     14.32        14.35        95,189.03
                                                                                 2012     14.35        16.72       105,113.19
                                                                                 2013     16.72        21.10        99,537.23

Met/Franklin Low Duration Total Return Investment Division (Class B) (10/7/2011) 2011      9.72         9.78       115,895.24
                                                                                 2012      9.78        10.09       233,018.37
                                                                                 2013     10.09        10.09     1,323,087.46

Met/Templeton International Bond Investment Division (Class B) (10/7/2011)...... 2011     12.01        12.07       175,551.90
                                                                                 2012     12.07        13.63       181,670.49
                                                                                 2013     13.63        13.62       196,329.70

MetLife Aggressive Strategy Investment Division (Class B) (10/7/2011)........... 2011      9.98        10.59       227,079.19
                                                                                 2012     10.59        12.22       251,505.90
                                                                                 2013     12.22        15.64       366,084.87

MetLife Balanced Plus Investment Division (Class B) (10/7/2011)................. 2011      9.20         9.39    21,731,454.12
                                                                                 2012      9.39        10.50    47,291,196.90
                                                                                 2013     10.50        11.88    74,426,994.74

MetLife Conservative Allocation Investment Division (Class B) (10/7/2011)....... 2011     12.41        12.74     3,116,016.85
                                                                                 2012     12.74        13.74     3,522,958.69
                                                                                 2013     13.74        14.17     3,197,581.49

MetLife Conservative to Moderate Allocation Investment Division (Class B)
  (10/7/2011)................................................................... 2011     11.90        12.32     8,966,072.22
                                                                                 2012     12.32        13.57     9,323,885.52
                                                                                 2013     13.57        14.88     8,995,729.77

MetLife Growth Strategy Investment Division (Class B) (4/29/2013)............... 2013     11.77        13.44       361,586.21

                                                                                      Beginning of               Number of
                                                                                          Year     End of Year  Accumulation
                                                                                      Accumulation Accumulation Units End of
Investment Division                                                              Year  Unit Value   Unit Value      Year
-------------------                                                              ---- ------------ ------------ -------------
MetLife Growth Strategy Investment Division (Class B) (formerly Met/Franklin
  Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)........ 2011    $ 8.85       $ 9.46       338,351.64
                                                                                 2012      9.46        10.85       307,635.24
                                                                                 2013     10.85        11.69             0.00

MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)........... 2011     15.70        17.27     1,463,657.58
                                                                                 2012     17.27        20.03     1,540,647.30
                                                                                 2013     20.03        26.30     1,434,749.73

MetLife Moderate Allocation Investment Division (Class B) (10/7/2011)........... 2011     11.32        11.81    44,123,641.56
                                                                                 2012     11.81        13.23    43,224,999.77
                                                                                 2013     13.23        15.43    41,744,682.10

MetLife Moderate to Aggressive Allocation Investment Division (Class B)
  (10/7/2011)................................................................... 2011     10.67        11.25     3,512,499.97
                                                                                 2012     11.25        12.83     3,546,537.11
                                                                                 2013     12.83        15.76     3,520,855.12

MetLife Multi-Index Targeted Risk Investment Division (Class B) (11/12/2012).... 2012      0.98         1.01     2,227,200.47
                                                                                 2013      1.01         1.13    84,236,317.46

MetLife Stock Index Investment Division (Class B) (10/7/2011)................... 2011     37.44        40.80     2,429,677.89
                                                                                 2012     40.80        46.56     2,348,110.59
                                                                                 2013     46.56        60.61     2,111,322.25

MFS(R) Emerging Markets Equity Investment Division (Class B) (10/7/2011)........ 2011      9.91        10.22     1,346,341.27
                                                                                 2012     10.22        12.01     1,430,468.92
                                                                                 2013     12.01        11.28     1,592,603.98

MFS(R) Research International Investment Division (Class B) (10/7/2011)......... 2011     12.92        13.12     1,114,555.17
                                                                                 2012     13.12        15.14     1,144,364.66
                                                                                 2013     15.14        17.85     1,103,011.68

MFS(R) Total Return Investment Division (Class B) (10/7/2011)................... 2011     44.97        47.61       129,686.37
                                                                                 2012     47.61        52.39       137,061.67
                                                                                 2013     52.39        61.47       127,733.43

MFS(R) Value Investment Division (Class B) (10/7/2011).......................... 2011     13.66        14.91       987,913.48
                                                                                 2012     14.91        17.14     1,107,181.48
                                                                                 2013     17.14        22.95     1,764,616.91

MFS(R) Value Investment Division (Class B) (formerly Met/Franklin Mutual Shares
  Investment Division (Class B)) (10/7/2011).................................... 2011      8.11         8.80     1,347,305.33
                                                                                 2012      8.80         9.91     1,333,093.55
                                                                                 2013      9.91        10.87             0.00

Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)......... 2011     14.02        14.24       287,795.21
                                                                                 2012     14.24        15.38       363,919.68
                                                                                 2013     15.38        21.14       332,922.65

MSCI EAFE(R) Index Investment Division (Class B) (10/7/2011).................... 2011     11.27        11.40     2,734,050.21
                                                                                 2012     11.40        13.30     2,832,194.87
                                                                                 2013     13.30        15.98     2,706,566.84

Neuberger Berman Genesis Investment Division (Class B) (10/7/2011).............. 2011     15.85        17.49       110,219.26
                                                                                 2012     17.49        18.97       121,629.77
                                                                                 2013     18.97        25.92       278,935.36

Neuberger Berman Genesis Investment Division (Class B) (formerly MLA Mid Cap
  Investment Division (Class B)) (10/7/2011).................................... 2011     13.67        14.93       231,703.10
                                                                                 2012     14.93        15.54       255,508.97
                                                                                 2013     15.54        16.87             0.00

                                                        Beginning of                Number of
                                                            Year     End of Year   Accumulation
                                                        Accumulation Accumulation  Units End of
Investment Division                                Year  Unit Value   Unit Value       Year
-------------------                                ---- ------------ ------------ --------------
Oppenheimer Global Equity Investment Division
  (Class B) (10/7/2011)........................... 2011    $16.96       $17.51        625,364.43
                                                   2012     17.51        20.97        623,717.96
                                                   2013     20.97        26.36        775,718.47

Oppenheimer Global Equity Investment Division
  (Class B) (formerly Met/Templeton Growth
  Investment Division (Class B)) (10/7/2011)...... 2011      8.07         8.45        455,855.42
                                                   2012      8.45        10.20        446,269.99
                                                   2013     10.20        10.86              0.00

PIMCO Inflation Protected Bond Investment
  Division (Class B) (10/7/2011).................. 2011     15.13        15.42      5,116,845.00
                                                   2012     15.42        16.64      5,782,119.58
                                                   2013     16.64        14.92      5,940,458.22

PIMCO Total Return Investment Division (Class B)
  (10/7/2011)..................................... 2011     16.74        17.12      7,692,459.93
                                                   2012     17.12        18.49      8,349,388.74
                                                   2013     18.49        17.93      9,048,919.03

Pioneer Strategic Income Investment Division
  (Class E) (10/7/2011)........................... 2011     25.97        26.63        465,357.53
                                                   2012     26.63        29.34        478,766.79
                                                   2013     29.34        29.42        487,714.18

Pyramis(R) Government Income Investment Division
  (Class B) (10/7/2011)........................... 2011     10.62        10.77      5,763,075.94
                                                   2012     10.77        10.98     16,077,172.81
                                                   2013     10.98        10.36     14,522,524.64

Pyramis(R) Managed Risk Investment Division
  (Class B) (4/29/2013)........................... 2013     10.21        10.77      1,848,482.75

Russell 2000(R) Index Investment Division (Class
  B) (10/7/2011).................................. 2011     15.57        17.59        495,214.45
                                                   2012     17.59        20.17        537,110.41
                                                   2013     20.17        27.56        507,144.46

Schroders Global Multi-Asset Investment Division
  (Class B) (4/30/2012)........................... 2012      1.01         1.06     39,320,823.75
                                                   2013      1.06         1.16    107,055,296.88

SSgA Growth and Income ETF Investment Division
  (Class B) (10/7/2011)........................... 2011     11.17        11.82     18,884,110.88
                                                   2012     11.82        13.19     18,948,745.89
                                                   2013     13.19        14.72     17,907,381.01

SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)..................................... 2011     10.38        11.03      1,547,797.47
                                                   2012     11.03        12.55      1,500,332.65
                                                   2013     12.55        14.65      1,628,466.91

T. Rowe Price Large Cap Growth Investment
  Division (Class B).............................. 2013      7.36         9.31      1,598,409.38

T. Rowe Price Large Cap Growth Investment
  Division (Class B) (formerly RCM Technology
  Investment Division (Class B)) (10/7/2011)...... 2011      6.27         6.31      1,387,810.10
                                                   2012      6.31         7.00      1,467,986.52
                                                   2013      7.00         7.33              0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011)........................... 2011      9.72        10.44      2,813,703.76
                                                   2012     10.44        11.73      2,946,419.54
                                                   2013     11.73        15.85      2,835,378.70

T. Rowe Price Small Cap Growth Investment
  Division (Class B) (10/7/2011).................. 2011     16.86        18.82        691,790.85
                                                   2012     18.82        21.56        720,744.61
                                                   2013     21.56        30.74        728,242.55

Van Eck Global Natural Resources Investment
  Division (Class B) (10/7/2011).................. 2011     14.91        15.58        790,901.19
                                                   2012     15.58        15.80        920,281.74
                                                   2013     15.80        17.29        873,198.13

Western Asset Management U.S. Government
  Investment Division (Class B) (10/7/2011)....... 2011     18.70        18.82        849,935.44
                                                   2012     18.82        19.18        913,862.74
                                                   2013     19.18        18.78        922,654.79

                                                                                      Beginning of               Number of
                                                                                          Year     End of Year  Accumulation
                                                                                      Accumulation Accumulation Units End of
Investment Division                                                              Year  Unit Value   Unit Value      Year
-------------------                                                              ---- ------------ ------------ ------------
At 1.40 Separate Account Charge:
--------------------------------
American Funds Global Small Capitalization Investment Division (Class 2)
  (10/7/2011)................................................................... 2011   $ 24.03      $ 24.79     975,850.58
                                                                                 2012     24.79        28.89     975,463.20
                                                                                 2013     28.89        36.54     895,201.06

American Funds Growth-Income Investment Division (Class 2) (10/7/2011).......... 2011     94.60       101.26     338,798.10
                                                                                 2012    101.26       117.30     327,601.24
                                                                                 2013    117.30       154.43     310,504.27

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division of the Met Investors Fund were merged into MFS(R) Value Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

C Class shares of the JP Morgan Core Bond Investment Division of the Met Investors Fund were exchanged for B Class shares of the JP Morgan Core Bond Investment Division of the Met Investors Fund on April 29, 2013.

The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                       LEGAL NAME OF PORTFOLIO SERIES    MARKETING NAME
-----------------                       ------------------------------    --------------
  American Funds Insurance Series(R)    Global Small Capitalization Fund  American Funds Global Small Capitalization Fund
  American Funds Insurance Series(R)    Growth - Income Fund              American Funds Growth-Income Fund

APPENDIX D

ENHANCED DEATH BENEFIT ("EDB") EXAMPLES

The purpose of these examples is to illustrate the operation of the EDB. Example (5) shows how required minimum distributions affect the Death Benefit Base when an EDB is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code).

(1)THE ANNUAL INCREASE AMOUNT

   Graphic Example: Determining a death benefit based on the Annual Increase Amount

   Assume that You make an initial purchase payment of $100,000. While you own the Contract, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the investment options You selected. Your purchase payments accumulate at the EDB Annual Increase Rate (See "Death Benefit -- Generally Optional Death Benefits -- Enhanced Death Benefits -- EDB Rate Table"), until the Contract Anniversary prior to the Contract Owner's 91st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at the EDB Annual Increase Rate, adjusted for withdrawals and charges -- "the Annual Increase Amount") is the value upon which the death benefit can be based.

                                    [GRAPHIC]



   In this example, at the time the death benefit is determined, the Annual Increase Amount is higher than the Account Value. Assume that the Annual Increase Amount is also higher than the Highest Anniversary Value (the other calculation used to determine the death benefit under the EDB -- see Example
   (2) below). Because the Annual Increase Amount is higher than the Account Value and the Highest Anniversary Value, the death benefit will be equal to the Annual Increase Amount.

(2)THE HIGHEST ANNIVERSARY VALUE (HAV)

   Graphic Example: Determining a death benefit based on the Highest Anniversary Value

   While You own the Contract, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value is also adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional purchase payments made. The Highest Anniversary Value line is the value upon which the death benefit can be based.

                                    [GRAPHIC]




   In this example, at the time the death benefit is determined, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Because the Highest Anniversary Value is higher than the Account Value and the Annual Increase Amount, the death benefit will be equal to the Highest Anniversary Value.

(3)PUTTING IT ALL TOGETHER

   Graphic Example: Determining a death benefit based on the Annual Increase Amount and the Highest Anniversary Value

   While You own the Contract, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future death benefit. As shown in the graphic below, the death benefit will be the greatest of the Annual Increase Amount, the Highest Anniversary Value, and the Account Value.


                                    [GRAPHIC]




   If at the time the death benefit is determined your Account Value would provide a larger death benefit than would the Annual Increase Amount or Highest Anniversary Value, You will have paid for the EDB although it was never used.

(4)THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP

   Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the EDB Annual Increase Rate on the first Contract Anniversary. Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the EDB Annual Increase Rate. Also assume that prior to the first Contract Anniversary, You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur on the first Contract Anniversary. (An Optional Step-Up is permitted on any Contract Anniversary when the Contract Owner (or older Joint Contract Owner, or Annuitant if the Contract is owned by a non-natural person) is age 80 or younger).

The effect of the Optional Step-Up is:

(1)The Annual Increase Amount automatically increases to $110,000; and

(2)The EDB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same EDB at that time.

Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second Contract Anniversary using the EDB Annual Increase Rate), an Optional Step-Up will automatically occur on the second Contract Anniversary.

The effect of the Optional Step-Up is:

(1)The Annual Increase Amount automatically increases to $120,000; and

(2)The EDB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same EDB at that time.

Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. If on each Contract Anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

The effect of each Optional Step-Up is:

(1)The Annual Increase Amount automatically resets to the higher Account Value; and

(2)The EDB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same EDB at that time.

After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up.

Assume your Account Value at the eighth Contract Anniversary has decreased to $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the EDB Annual Increase Rate on the eighth Contract Anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future Contract Anniversaries, the Annual Increase Amount will continue to grow at the EDB Annual Increase Rate annually (provided the EDB continues in effect, and subject to adjustments for additional Purchase Payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday. Also, because there are no further Optional Step-Ups, the EDB optional benefit charge will remain at its current level.


                                    [GRAPHIC]




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(5)REQUIRED MINIMUM DISTRIBUTION EXAMPLES


The following examples only apply to IRAs and other contracts subject to
Section 401(a)(9) of the Code. Assume an IRA Contract is issued on September 1, 2015 and the EDB is selected. Assume that on the first Contract Anniversary (September 1, 2016), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2016 with respect to this Contract is $6,000, and the required minimum distribution amount for 2017 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2016) and the second Contract Anniversary (September 1, 2017) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greater of:


   (a)the EDB Annual Increase Rate; or

   (b)the required minimum distribution rate (as defined below).

The required minimum distribution rate equals the greater of:


(1) the required minimum distribution amount for 2016 ($6,000) or for 2017 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1 , 2016 ($100,000);


(2a)if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

(2b)if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.


Because $7,200 (the required minimum distribution amount for 2017) is greater than $6,000 (the required minimum distribution amount for 2016), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.


(i) Withdrawals Through the Automated Required Minimum Distribution Service


If the Contract Owner enrolls in the Automated Required Minimum Distribution Service and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2016 through August 2017). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2017, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 =
$100,400.

(Why does the Contract Owner receive $6,800 under the Automated Required Minimum Distribution Service in this example? From September through December 2016, the Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2016 divided by 12). From January through August 2017, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2017 divided by 12). The Owner receives $2,000 in 2016 and $4,800 in 2017, for a total of $6,800.)


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(ii)Withdrawals Outside the Automated Required Minimum Distribution Service


If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2016 in December 2016 and makes no other withdrawals from September 2016 through August 2017, the Annual Increase Amount on September 1, 2017 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2017 in January 2017 and makes no other withdrawals from September 2016 through August 2017, the Annual Increase Amount on September 1, 2017 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 =100,000.


(iii)Withdrawals in Excess of the Required Minimum Distribution Amounts


Assume the Contract Owner withdraws $7,250 on September 1, 2016 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2016 and 2017, the annual increase rate will be equal to the EDB Annual Increase Rate (as shown in the EDB Rate Table). On September 1, 2016, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750).
Assuming no other Purchase Payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2017) will be $92,750 increased by the EDB Annual Increase Rate.


(iv)No Withdrawals


If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2017 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).


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APPENDIX E

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") EXAMPLES

The purpose of these examples is to illustrate the operation of the GMIB optional benefits. Example (6) shows how required minimum distributions affect the Income Base when a GMIB optional benefits is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code).

The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES.

(1)THE ANNUAL INCREASE AMOUNT

   Graphic Example: Determining a value upon which future income payments can be based

   Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options You selected. Your purchase payments accumulate at the GMIB Annual Increase Rate (see "Living Benefits -- Guaranteed Minimum Income Beneft ("GMIB") -- GMIB Rate Table"), until the Contract Anniversary prior to the Contract Owner's 91st birthday (Note: For New York state only - subject to the Annual Increase Amount Limit (see "Living Benefits -- Operation of the GMIB -- Annual Increase Amount Limit"). Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at the GMIB Annual Increase Rate, adjusted for withdrawals and charges -- "the Annual Increase Amount") is the value upon which future income payments can be based.

                                    [GRAPHIC]



   Graphic Example: Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking Annuity Payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime Annuity Payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

                                    [GRAPHIC]



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(2)THE HIGHEST ANNIVERSARY VALUE (HAV)

   Graphic Example: Determining a value upon which future income payments can be based

   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                    [GRAPHIC]



   Graphic Example: Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking Annuity Payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime Annuity Payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

                                    [GRAPHIC]



(3)PUTTING IT ALL TOGETHER

   Graphic Example

   Prior to annuitization, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. (Note: For New York state only -- the Annual Increase Amount is subject to

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   the Annual Increase Amount Limit. See "Living Benefits -- Operation of the
   GMIB -- Annual Increase Amount Limit.") Upon annuitization of the Contract, You will receive income payments for life and the Income Bases and the Account Value will cease to exist. Also, the GMIB may only be exercised no later than the Contract Anniversary prior to the Contract Owner's 91st birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

                                    [GRAPHIC]



   With the GMIB, the Income Base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract You will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the GMIB, You will have paid for the GMIB although it was never used.

                                    [GRAPHIC]



(4)THE GUARANTEED PRINCIPAL OPTION

Assume your initial purchase payment is $100,000 and no withdrawals are taken. Assume that the Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and You exercise the Guaranteed Principal Option at this time.

The effects of exercising the Guaranteed Principal Option are:

(1)A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing the Account Value back up to $100,000.

(2)The GMIB and optional benefit charge terminate as of the date that the adjustment is made to the Account Value; the variable annuity Contract continues.

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(3)The GMIB allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value.


                                    [GRAPHIC]




* Withdrawals reduce the original purchase payment (i.E. those payments credited within 120 days of Contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

(5)THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP

Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the GMIB Annual Increase Rate on the first anniversary. Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the GMIB Annual Increase Rate. Also assume that prior to the first Contract Anniversary, You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The Annual Increase Amount automatically increases to $110,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB is reset to 10 years from the first Contract Anniversary;

(3)The GMIB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same GMIB at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second Contract Anniversary using the GMIB Annual Increase Rate), an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The Annual Increase Amount automatically increases to $120,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB is reset to 10 years from the second Contract Anniversary;

(3)The GMIB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same GMIB at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

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Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. If on each Contract Anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

The effect of each Optional Step-Up is:

(1)The Annual Increase Amount automatically resets to the higher Account Value;

(2)The 10-year waiting period to annuitize the Contract under the GMIB is reset to 10 years from the date of the Optional Step-Up;

(3)The GMIB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same GMIB at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up.

Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the GMIB Annual Increase Rate on the eighth Contract Anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future Contract Anniversaries, the Annual Increase Amount will continue to grow at the GMIB Annual Increase Rate annually (provided the GMIB continues in effect, and subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday. (Note: For New York state only - subject to the Annual Increase Amount Limit (see "Living Benefits -- Operation of the GMIB -- Annual Increase Amount Limit"). Also, please note:

(1)The 10-year waiting period to annuitize the Contract under the GMIB remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);

(2)The GMIB optional benefit charge remains at its current level; and

(3)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.


                                    [GRAPHIC]




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(6)REQUIRED MINIMUM DISTRIBUTION EXAMPLES


The following examples only apply to IRAs and other contracts subject to
Section 401(a)(9) of the Code. Assume an IRA Contract is issued on September 1, 2015 and a GMIB is selected. Assume that on the first Contract Anniversary (September 1, 2016), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2016 with respect to this Contract is $6,000, and the required minimum distribution amount for 2017 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2016) and the second Contract Anniversary (September 1, 2017) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greater of:


   (a)the GMIB Annual Increase Rate; or

   (b)the required minimum distribution rate (as defined below).

The required minimum distribution rate equals the greater of:


(1)the required minimum distribution amount for 2016 ($6,000) or for 2017 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2016 ($100,000);


(2a)if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

(2b)if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.


Because $7,200 (the required minimum distribution amount for 2017) is greater than $6,000 (the required minimum distribution amount for 2016), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.


(i)Withdrawals Through the Automated Required Minimum Distribution Service


   If the Contract Owner enrolls in the Automated Required Minimum Distribution Service and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2016 through August 2017). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2017, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.

   (Why does the Contract Owner receive $6,800 under the Automated Required Minimum Distribution Service in this example? From September through December 2016, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2016 divided by 12). From January through August 2017, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2017 divided by 12). The Owner receives $2,000 in 2016 and $4,800 in 2017, for a total of $6,800.)


(ii)Withdrawals Outside the Automated Required Minimum Distribution Service


   If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2016 in December 2016 and makes no other withdrawals from September 2016 through August 2017, the Annual Increase Amount on


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

   September 1, 2017 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000):
   $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

   If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2017 in January 2017 and makes no other withdrawals from September 2016 through August 2017, the Annual Increase Amount on September 1, 2017 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200):
   $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.


(iii)Withdrawals in Excess of the Required Minimum Distribution Amounts


   Assume the Contract Owner withdraws $7,250 on September 1, 2016 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2016 and 2017, the annual increase rate will be equal to the GMIB Annual Increase Rate (as shown in the GMIB Rate Table). On September 1, 2016, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 X 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2017) will be $92,750 increased by the GMIB Annual Increase Rate.


(iv)No Withdrawals


   If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2017 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).


   For New York State only - Under the GMIB, the Annual Increase Amount is limited to a maximum percentage of your purchase payments or, if greater, the same percentage of the Annual Increase Amount as increased by the most recent Optional Step-Up. See "Living Benefits -- Operation of the
   GMIB -- Annual Increase Amount Limit."

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APPENDIX F

GUARANTEED WITHDRAWAL BENEFIT ("GWB") EXAMPLES

The purpose of these examples is to illustrate the operation of the GWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. The GWB does not establish or guarantee an Account Value or minimum return for any Portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.

A.  GWB -- Annual Benefit Payment Continuing When Account Value Reaches Zero

When You purchase a Contract and elect the optional GWB:

..    your initial Account Value is equal to your initial purchase payment;

..    your initial Total Guaranteed Withdrawal Amount (the minimum amount You are guaranteed to receive over time) is equal to your initial purchase payment;

..    your initial Remaining Guaranteed Withdrawal Amount (the remaining minimum amount You are guaranteed to receive over time) is equal to the Total Guaranteed Withdrawal Amount; and

..    your initial Annual Benefit Payment (the amount You may withdraw each
     Contract Year without taking an Excess Withdrawal) is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the applicable GWB Withdrawal Rate (see "Living Benefits -- Guaranteed Withdrawal Benefits -- GWB Rate Table").

The graphic example below shows how withdrawing the Annual Benefit Payment each Contract Year reduces the Remaining Guaranteed Withdrawal Amount and Account Value. Assume the over time the Account Value is reduced to zero by the effects of withdrawing the Annual Benefit Payment and poor market performance. If the Account Value reaches zero while a Remaining Guaranteed Withdrawal Amount still remains, we will begin making payments to You (equal, on a annual basis, to the Annual Benefit Payment) until the Remaining Guaranteed Withdrawal Amount is exhausted. The total amount withdrawn over the life of the Contract will be equal to the initial Total Guaranteed Withdrawal Amount.


                                    [CHART]




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B.  GWB -- Effect of an Excess Withdrawal

A withdrawal that causes your total withdrawals in a Contract Year to exceed the Annual Benefit Payment is called an "Excess Withdrawal."

As described in Example A above, if You do not take Excess Withdrawals, the GWB guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals over time, even if your Account Value is reduced to zero. Non-Excess Withdrawals do not decrease the Total Guaranteed Withdrawal Amount or Annual Benefit Payment, and decrease the Remaining Guaranteed Withdrawal Amount by the dollar amount of the withdrawal.

If You do take an Excess Withdrawal, You will reduce the amount guaranteed be returned to You under the GWB. If You take an Excess Withdrawal, we will:

..    reduce the Total Guaranteed Withdrawal Amount in the same proportion that the Excess Withdrawal reduced the Account Value;

..    reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the Excess Withdrawal reduces the Account Value; and

..    reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal
     Amount multiplied by the GWB Withdrawal Rate.

For example, if an Excess Withdrawal is equal to 10% of the Account Value, that Excess Withdrawal will reduce both the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by 10%, and the new Annual Benefit Payment will be calculated based on the reduced Total Guaranteed Withdrawal Amount.

These reductions is the Total Guaranteed Withdrawal Amount, Remaining Guaranteed Withdrawal Amount, and Annual Benefit Payment may be significant, particularly when the Account Value at the time of the Excess Withdrawal is lower than the Total Guaranteed Withdrawal Amount. An Excess Withdrawal that reduces the Account Value to zero will terminate the Contract.

C.  GWB -- How the Automatic Annual Step-Up Works

As described in Example A above, when You purchase a Contract and elect the optional GWB, the initial Account Value and Total Guaranteed Withdrawal Amount are equal to the initial purchase payment. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by your GWB Withdrawal Rate.

Assume that on the first Contract Anniversary the Account Value is greater than the Total Guaranteed Withdrawal Amount. As shown in the graphic example below, the Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount to equal the Account Value. The Remaining Guaranteed Withdrawal Amount will also be increased to equal the Account Value. The Annual Benefit Payment will be set equal to the newly recalculated Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.

Assume that on the second Contract Anniversary the Account Value is one again greater than the Total Guaranteed Withdrawal Amount. As shown in the graphic example below, the Automatic Annual Step-Up will again increase the Total Guaranteed Withdrawal Amount to equal the Account Value. The Remaining Guaranteed Withdrawal Amount will also be increased to equal the Account Value. The Annual Benefit Payment will be set equal to the newly recalculated Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.

Even if the Account Value decreases after the second Contract Anniversary, the Total Guaranteed Withdrawal Amount and Annual Benefit Payment will not decrease as long as You do not take Excess Withdrawals.

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The graphic example below shows how the Automatic Annual Step-Ups on the first and second Contract Anniversaries increase the Total Guaranteed Withdrawal Amount. It also shows the Contract Owner choosing to begin withdrawals of the Annual Benefit Payment on the fifth Contract Anniversary.


Automatic Annual Step-Ups may only occur on Contract Anniversaries prior to the Contract Owner's 86th birthday. If an Automatic Annual Step-Up occurs, we may reset the GWB optional benefit charge to a rate that does not exceed the lower of: (a) the GWB Maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up. If an Automatic Annual Step-Up would result in an increase in your GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up.

                                    [CHART]




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APPENDIX G



GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") EXAMPLES

The purpose of these examples is to illustrate the operation of the GLWB optional benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. The GLWB optional benefit does not establish or guarantee an Account Value or minimum return for any Portfolio. The Benefit Base cannot be taken as a lump sum. Values are rounded for display purposes only.

BENEFIT BASE

The initial Benefit Base is equal to your initial purchase payment. The Benefit Base is increased by any additional purchase payments. The Benefit Base may also increase by the Rollup Rate, if applicable, and any Automatic Step-Ups, as described below. The Benefit Base may be reduced for certain types of withdrawals, as described below.

A. WITHDRAWALS

WITHDRAWALS PRIOR TO THE LIFETIME WITHDRAWAL AGE

There is no Annual Benefit Payment prior to the Lifetime Withdrawal Age, so any withdrawal that occurs prior to the Lifetime Withdrawal Age will decrease the Benefit Base in the same proportion that the withdrawal reduces the Account Value; this adjustment is calculated using the amount of the withdrawal (including Withdrawal Charges, if any) divided by the Account Value prior to the withdrawal (a "Proportional Adjustment").

Example:

Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Lifetime Withdrawal Age, there will be a Proportional Adjustment to the Benefit Base. The Proportional Adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%).

WITHDRAWALS AFTER THE LIFETIME WITHDRAWAL AGE

Any withdrawal that occurs after the Lifetime Withdrawal Age is either a Non-Excess Withdrawal or an Excess Withdrawal.

A "Non-Excess Withdrawal" is a withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Non-Excess Withdrawals do not reduce the Benefit Base, but reduce your Account Value by the amount of each withdrawal.

An "Excess Withdrawal" is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a Proportional Adjustment to the Benefit Base.

The Benefit Base is multiplied by the applicable GLWB Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The Benefit Base is multiplied by the applicable GLWB Lifetime Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin.

Examples:

Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Also assume the GLWB Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).

Non-Excess Withdrawals

You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Lifetime Withdrawal Age and does not exceed the Annual Benefit Payment of $5,000, your Benefit Base of $100,000 is not reduced by such withdrawal.

Excess Withdrawals

Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 - $10,000). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to your Benefit Base. The Proportional Adjustment is equal to the withdrawal amount ($10,000) divided by the Account Value before such withdrawal ($80,000), which equals 12.5%. The Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%). In addition, after such withdrawal, the Annual Benefit Payment would be reset equal to $4,375 (5% x $87,500).

Assume instead that you withdrew $10,000 in two separate withdrawals of $4,000 and $6,000. Your first withdrawal of $4,000 reduces your Account Value to $76,000 ($80,000 - $4,000). Since your first withdrawal of $4,000 does not exceed your Annual Benefit Payment of $5,000, there is no Proportional Adjustment to your Benefit Base. Your second withdrawal of $6,000 reduces your Account Value to $70,000 ($76,000 - $6,000). Since such withdrawal causes your cumulative withdrawals ($4,000 + $6,000 = $10,000) for the current Contract Year to exceed the Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to the Benefit Base. The Proportional Adjustment is equal to the entire amount of the second withdrawal ($6,000) divided by the Account Value before such withdrawal ($76,000), which equals 7.9%. The Benefit Base would be reduced to $92,100 ($100,000 reduced by 7.9%).

B. ROLLUP RATE

On each Contract Anniversary on or before the Rollup Rate Period End Date, if no withdrawals occurred in the previous Contract Year, the Benefit Base will be increased by an amount equal to the Rollup Rate multiplied by the Benefit Base before such increase.

The Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date. The Rollup Rate is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.

Example:

Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Also assume the GLWB Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).

If your Rollup Rate is 5%, your Benefit Base will increase by 5% on each Contract Anniversary until the Rollup Rate Period End Date, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your Benefit Base would increase to $105,000 ($100,000 x 105%). Also, if the Benefit Base is increased by the Rollup Rate, the Annual Benefit Payment will be recalculated to $5,250 ($105,000 X 5%).

If a withdrawal is taken in any Contract Year prior to the Rollup Rate Period End Date, the Benefit Base would not be increased by the Rollup Rate on the following Contract Anniversary.

After the Rollup Rate Period End Date, the Benefit Base is not increased by the Rollup Rate.

C. AUTOMATIC STEP-UP

On each Contract Anniversary prior to your 91/st/ birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the Benefit Base immediately before the Automatic Step-Up. An Automatic Step-Up will
(1) increase the Benefit Base to the Account Value, (2) increase the Annual Benefit Payment to equal the GLWB Withdrawal Rate multiplied by the Benefit Base after the Automatic Step-Up, (3) and may increase the optional benefit charge.

Example:

Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Also assume your Annual Benefit Payment $5,000 ($100,000 x 5%) but no withdrawals have been made so the GLWB Withdrawal Rate is not determined for the life of the optional benefit by the first withdrawal. At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the Benefit Base from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the Benefit Base from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the Benefit Base due to poor market performance and no withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries; however, the Benefit Base would increase by the Rollup Rate, as described above.

At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the Benefit Base immediately before the Contract Anniversary. The Automatic Step-Up will increase the Benefit Base from $120,000 to $150,000. Also assume that you are now at an age that the GLWB Withdrawal Rate has increased from 5% to 6%. Your Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).

ILLUSTRATIVE GLWB EXAMPLE

The graph below is an illustration that incorporates several concepts of the GLWB optional benefit.

Please note:

--Thegraph assumes no withdrawals occur until after the Lifetime Withdrawal Age.

--Thegraph assumes no withdrawals occur until the Rollup Rate Period End Date is reached.

--Thegraph assumes Account Value fluctuation in order to illustrate Automatic
     Step-Ups, followed by Account Value decline, reducing to zero in order to illustrate lifetime income payments.

--Thegraph assumes that the no change in the Annual Benefit Payment when the Account Value is reduced to zero (the GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate are assumed to be the same).

--Thegraph shows the "Benefit Base had Automatic Step-Ups not occurred" for the purposes of illustrating the impact of Automatic Step-Ups only (i.e., Benefit Base only increased by the Rollup Rate).

                                    [GRAPHIC]

APPENDIX H

GUARANTEED LIFETIME WITHDRAWAL BENEFIT - DEATH BENEFIT ("GLWB DEATH BENEFIT") EXAMPLES

The purpose of these examples is to illustrate the operation of the GLWB Death Benefit. The GLWB Death Benefit may only be elected if you elect the GLWB optional benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. The GLWB Death Benefit Base cannot be taken as a lump sum. Values are rounded for display purposes only.

GLWB DEATH BENEFIT BASE

The initial GLWB Death Benefit Base is equal to your initial purchase payment. The GLWB Death Benefit Base is increased by any additional purchase payments. The GLWB Death Benefit Base may also increase by the Rollup Rate, if applicable, and any Automatic Step-Ups, as described below. The GLWB Death Benefit Base is reduced for all withdrawals, as described below.

Annual Benefit Payments below are calculated using the Benefit Base as described in the previous Appendix G examples for the GLWB optional benefit.

A. WITHDRAWALS

WITHDRAWALS PRIOR TO THE LIFETIME WITHDRAWAL AGE

There is no Annual Benefit Payment prior to the Lifetime Withdrawal Age, so any withdrawal that occurs prior to the Lifetime Withdrawal Age will decrease the GLWB Death Benefit Base in the same proportion that the withdrawal reduces the Account Value, This adjustment is calculated using the amount of the withdrawal (including Withdrawal Charges, if any) divided by the Account Value prior to the withdrawal (a "Proportional Adjustment").

Example:

Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Lifetime Withdrawal Age, there will be a Proportional Adjustment to the Benefit Base. The Proportional Adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your GLWB Death Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%).

WITHDRAWALS AFTER THE LIFETIME WITHDRAWAL AGE

Any withdrawal that occurs after the Lifetime Withdrawal Age is either a Non-Excess Withdrawal or an Excess Withdrawal.

A "Non-Excess Withdrawal" is a withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Non-Excess Withdrawals reduce the GLWB Death Benefit Base by the amount of each withdrawal.

An "Excess Withdrawal" is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a Proportional Adjustment to the GLWB Death Benefit Base.

Examples:

Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000. Also assume your Annual Benefit Payment is $5,000.

Non-Excess Withdrawals

You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Lifetime Withdrawal Age and does not exceed the Annual Benefit Payment of $5,000, your GLWB Death Benefit Base of $100,000 is reduced by such withdrawal to $95,000.

Excess Withdrawals

Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 - $10,000). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to your Benefit Base. The Proportional Adjustment is equal to the withdrawal amount ($10,000) divided by the Account Value before such withdrawal ($80,000), which equals 12.5%. The GLWB Death Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%).

Assume instead that you withdrew $10,000 in two separate withdrawals of $4,000 and $6,000. Your first withdrawal of $4,000 reduces your Account Value to $76,000 ($80,000 - $4,000). Since your first withdrawal of $4,000 does not exceed your Annual Benefit Payment of $5,000, the GLWB Death Benefit Base is reduced by such withdrawal to $96,000. Your second withdrawal of $6,000 reduces your Account Value to $70,000 ($76,000 - $6,000). Since such withdrawal causes your cumulative withdrawals ($4,000 + $6,000 = $10,000) for the current Contract Year to exceed the Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to the GLWB Death Benefit Base. The Proportional Adjustment is equal to the entire amount of the second withdrawal ($6,000) divided by the Account Value before such withdrawal ($76,000), which equals 7.9%. The GLWB Death Benefit Base would be reduced to $88,416 ($96,000 reduced by 7.9%).

B. ROLLUP RATE

On each Contract Anniversary on or before the Rollup Rate Period End Date, if no withdrawals occurred in the previous Contract Year, the GLWB Death Benefit Base will be increased by an amount equal to the Rollup Rate multiplied by the GLWB Death Benefit Base before such increase.

The GLWB Death Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date. The Rollup Rate is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.

Example:

Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000.

If your Rollup Rate is 5%, your GLWB Death Benefit Base will increase by 5% on Contract Anniversaries until the Rollup Rate Period End Date, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your GLWB Death Benefit Base would increase to $105,000 ($100,000 x 105%).

If a withdrawal is taken in any Contract Year prior to the Rollup Rate Period End Date, the GLWB Death Benefit Base would not be increased by the Rollup Rate on the following Contract Anniversary.

After the Rollup Rate Period End Date, the GLWB Death Benefit Base is not increased by the Rollup Rate.

C. AUTOMATIC STEP-UP

On each Contract Anniversary prior to your 91/st/ birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the Benefit Base of the GLWB optional benefit immediately before the Automatic Step-Up. An Automatic Step-Up will (1) increase the GLWB Death Benefit Base to the Account Value and (2) may increase the GLWB Death Benefit optional benefit charge.

Example:

Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000. Also assume your Annual Benefit Payment is $5,000 but no withdrawals are taken so the GLWB Withdrawal Rate is not determined for the life of the optional benefit by the first withdrawal. At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the GLWB Death Benefit Base from $100,000 to $110,000.

At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the GLWB Death Benefit Base from $110,000 to $120,000.

On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the Benefit Base of the GLWB optional benefit due to poor market performance and no withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries; however, the GLWB Death Benefit Base would increase by the Rollup Rate, as described above.

At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the Benefit Base of the GLWB optional benefit immediately before the Contract Anniversary. The Automatic Step-Up will increase the GLWB Death Benefit Base from $120,000 to $150,000.

APPENDIX I


ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIOMERGERS

                 FORMER PORTFOLIO             NEW PORTFOLIO
             -------------------------  -------------------------
             MET INVESTORS FUND         MET INVESTORS FUND
                ClearBridge Aggressive     ClearBridge Aggressive
                  Growth Portfolio II        Growth Portfolio

             MET INVESTORS FUND
                                        METROPOLITAN FUND
                MetLife Growth             MetLife Asset
                  Strategy Portfolio         Allocation 80
                                             Portfolio

PORTFOLIONAME CHANGES

                 FORMER PORTFOLIO             NEW PORTFOLIO
             -------------------------  -------------------------
             MET INVESTORS FUND         MET INVESTORS FUND
                BlackRock Large Cap        WMC Large Cap Research
                  Core Portfolio             Portfolio
                Janus Forty Portfolio      ClearBridge Aggressive
                                             Growth Portfolio II
                Lord Abbett Mid Cap        Invesco Mid Cap Value
                  Value Portfolio            Portfolio
                MetLife Aggressive         MetLife Asset
                  Strategy Portfolio         Allocation 100
                                             Portfolio

             METROPOLITAN FUND
                                        METROPOLITAN FUND
                Davis Venture Value        WMC Core Equity
                  Portfolio                  Opportunities
                                             Portfolio
                MetLife Conservative       MetLife Asset
                  Allocation Portfolio       Allocation 20
                                             Portfolio
                MetLife Conservative       MetLife Asset
                  to Moderate                Allocation 40
                  Allocation Portfolio       Portfolio
                MetLife Moderate           MetLife Asset
                  Allocation Portfolio       Allocation 60
                                             Portfolio
                MetLife Moderate to        MetLife Asset
                  Aggressive                 Allocation 80
                  Allocation Portfolio       Portfolio

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                          Request For a Statement of
                   Additional Information/Change of Address

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund

[_] Met Investors Series Trust

[_] American Funds Insurance Series(R)

[_] I have changed my address. My current address is:

_________________  Name _______________________________________________________
(Contract Number)

                   Address ____________________________________________________

_________________         _____________________________________________________
   (Signature)                                                              zip

If You purchased your Contract         If You purchased your Contract through
through a METLIFE sales                a NEW ENGLAND FINANCIAL(R) sales
representative:                        representative:

Metropolitan Life Insurance Company    Metropolitan Life Insurance Company
Attn: Fulfillment Unit -               Attn: Fulfillment Unit -
Preference Premier                     Preference Premier
P O Box 10342                          P O Box 14594
Des Moines, IA 50306-0342              Des Moines, IA 50306-0342

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

               PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
               (Preference Premier(R) Variable Annuity Contracts
                 Issued by Metropolitan Life Insurance Company
                    (offered on and after October 7, 2011))

                      STATEMENT OF ADDITIONAL INFORMATION


                                   [.], 2015

   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for Preference Premier Contracts dated April 28, 2014 as revised [.], 2015, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Attn:
Fulfillment Unit-Preference Premier, PO Box 10342, Des Moines, IA 50306-0342 (if You purchased Your Contract through a MetLife sales representative) or Metropolitan Life Insurance Company, Attn: Fulfillment Unit-Preference Premier, PO Box 14594, Des Moines, IA 50306-0342 (if You purchased Your Contract through a New England Financial(R) sales representative).

   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled "Important Terms You Should Know" of the Prospectus for Preference Premier Contracts dated April 28, 2014, as revised [.], 2015.


                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
  Independent Registered Public Accounting Firm.........................   2

  Principal Underwriter.................................................   2

  Distribution and Principal Underwriting Agreement.....................   2

  Experience Factor.....................................................   3

  Variable Income Payments..............................................   3

  Calculating the Annuity Unit Value....................................   5

  Advertisement of the Separate Account.................................   6

  Voting Rights.........................................................   9

  Disregarding Voting Instructions......................................   9

  Taxes.................................................................  10

     Qualified Annuity Contracts........................................  10

     Types of Qualified Plans...........................................  10

     IRA................................................................  10

     Roth Account.......................................................  10

     ERISA..............................................................  10

  Withdrawals...........................................................  12

  Accumulation Unit Value Tables........................................  12

  Metropolitan Fund and Met Investors Fund Share Class B Portfolios and
    American Funds(R) Class 2 Portfolios................................  12

  Financial Statements of Separate Account..............................   1

  Financial Statements of MetLife....................................... F-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information, have been audited by [to be updated by amendment], an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by [to be updated by amendment], an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of [to be updated by amendment] is [to be updated by amendment].


                             PRINCIPAL UNDERWRITER

   MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is affiliated with the Company and the Separate Account.

               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

   Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Contracts"). Additional information is provided below.

   Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

   The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                           UNDERWRITING COMMISSIONS

                   UNDERWRITING COMMISSIONS PAID   AMOUNT OF UNDERWRITING
                     TO THE DISTRIBUTOR BY THE   COMMISSIONS RETAINED BY THE
   YEAR                       COMPANY                    DISTRIBUTOR
   ----            ----------------------------- ---------------------------
   2013...........         $150,530,898                      $0
   2012...........         $201,775,422                      $0
   2011...........         $222,177,300                      $0

                               EXPERIENCE FACTOR

   We use the term "experience factor" to describe the investment performance for an Investment Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the "Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract. Below is a chart of the daily factors for each class of the Contract and the various death benefits and Earnings Preservation
Benefit:

   Separate Account charges for all investment divisions except American Funds Growth-Income and American Funds Global Small Capitalization (Daily Factor)

                                            BONUS CLASS
                                  B CLASS   (YEARS 1-9)*   C CLASS     L CLASS     R CLASS
                                ----------- ------------ ----------- ----------- -----------
Basic Death Benefit............ 0.000034247 0.000049315  0.000045205 0.000041096 0.000031507
Annual Step-Up Death Benefit... 0.000039726 0.000054795  0.000050685 0.000046575 0.000036986
Additional Charge for Earnings
  Preservation Benefit......... 0.000006849 0.000006849  0.000006849 0.000006849 0.000006849

--------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.

   Separate Account charges for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions (Daily Factor)

                                            BONUS CLASS
                                  B CLASS   (YEARS 1-9)*   C CLASS     L CLASS     R CLASS
                                ----------- ------------ ----------- ----------- -----------
Basic Death Benefit............ 0.000041096 0.000056164  0.000052055 0.000047945 0.000038356
Annual Step-Up Death Benefit... 0.000046575 0.000061644  0.000057534 0.000053425 0.000043836
Additional Charge for Earnings
  Preservation Benefit......... 0.000006849 0.000006849  0.000006849 0.000006849 0.000006849

--------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.

                           VARIABLE INCOME PAYMENTS

                        ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

                           AMOUNT OF INCOME PAYMENTS

   The cash You receive periodically from an Investment Division (after Your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Contract specifies the dollar amount of the initial variable income payment for each Investment Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocating are made.

   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or lesser than the AIR and Separate Account charges.

   Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Contract, current rates for the Bonus Class may be lower than the other classes of the Contract and may be less than the currently issued Contract rates.

                              ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Contracts is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payments" in the Prospectus.)

                            REALLOCATION PRIVILEGE

   The annuity purchase rate is the dollar amount You would need when You annuitize Your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays You $1 a month for the rest of Your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type You choose, an interest rate, and Your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost You would incur if You were choosing the same income option You have in light of this updated information.

   When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  . First, We update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

  . Second, We use the AIR to calculate an updated annuity purchase rate based upon Your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, We calculate another updated annuity purchase rate using Our current annuity purchase rates for the Fixed Income Option on the date of Your reallocation;

  . Finally, We determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

   When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

   You generally may make a reallocation on any day the Exchange is open. At a future date We may limit the number of reallocations You may make, but never to fewer than one a month. If We do so, We will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

   Here are examples of the effect of a reallocation on the income payment:

  . Suppose You choose to reallocate 40% of Your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, Your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and Your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

  . Suppose You choose to reallocate 40% of Your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, Your income payment supported by Investment Division B will be increased by $40 and Your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

                      CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

   To calculate an Annuity Unit Value, We first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in Your Contract and the laws in Your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1. Annuity Unit Value, beginning of period............................ $ 10.20000
2. "Experience factor" for period.....................................   1.023558
3. Daily adjustment for 4% Assumed Investment Return..................  .99989255
4. (2) X (3)..........................................................   1.023448
5. Annuity Unit Value, end of period (1) X (4)........................ $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS GUARANTEED

1. Number of Accumulation Units as of Annuity Date....................   1,500.00
2. Accumulation Unit Value............................................ $ 11.80000
3. Accumulation Unit Value of the Contract (1) X (2).................. $17,700.00
4. First monthly income payment per $1,000 of Accumulation Value...... $     5.63
5. First monthly income payment (3) X (4) / 1,000..................... $    99.65
6. Assume Annuity Unit Value as of Annuity Date equal to.............. $ 10.80000
7. Number of Annuity Units (5) / (6)..................................     9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment)................................................... $ 10.97000
9. Second monthly Annuity Payment (7) X (8)........................... $   101.22
10. Assume Annuity Unit Value for third month equal to................ $ 10.52684
11. Next monthly Annuity Payment (7) X (10)........................... $    97.13

                    DETERMINING THE VARIABLE INCOME PAYMENT

   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

   From time to time We advertise the performance of various Separate Account investment divisions. For the investment divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular Investment Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+1)/6/-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. For the money market Investment Division, We state yield for a seven day period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an Investment Division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\/UV\0\ (annualization factor)]-1, where UV\1\ represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a Withdrawal Charge for the Contracts, of up to 9% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)/n/=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various classes of the Contracts and the investment divisions as a result of different Separate Account charges and withdrawal charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract.

   Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, and American Funds(R) and may assume that the Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

   Historical performance information should not be relied on as a guarantee of future performance results.

   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's North American Technology Sector Index, the Standard & Poor's North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000(R) Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE(R) Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Credit Index, the Barclays U.S. Government/Credit 1-3 Year Index, the Barclays U.S. TIPS Index, the Barclays U.S. Universal Index, the Barclays U.S. Government Bond Index, the Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

   For purposes of presentation of Non-Standard Performance, We may assume the Contracts were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Contract. In these cases, We calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date. We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

   Past performance is no guarantee of future results.

   We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

   We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

   We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   Any illustration should not be relied on as a guarantee of future results.

                                 VOTING RIGHTS

   In accordance with Our view of the present applicable law, We will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, We determine that We are permitted to vote the shares of the Portfolios in Our own right, We may elect to do so.

   Accordingly, You have voting interests under all the Contracts described in the Prospectus. The number of shares held in each Separate Account Investment Division deemed attributable to You is determined by dividing the value of accumulation or annuity units attributable to You in that Investment Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account Investment Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if We or an affiliate determine that We are permitted to vote any such shares, in Our own right, We may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account Investment Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to Your Contract, in Your sole discretion.

   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

                       DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or Met Investors Fund's or American Funds(R)' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting Contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                     TAXES

QUALIFIED ANNUITY CONTRACTS

   Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.

TYPES OF QUALIFIED PLANS

   The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.

IRA

   Established by an individual, or employer as part of an employer plan.

ROTH ACCOUNT

   Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.

ERISA

   If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse's rights as described below.

   Generally, the spouse must give qualified consent whenever You elect to:

     (a) Choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

     (b) Make certain withdrawals under plans for which a qualified consent is required;

     (c) Name someone other than the spouse as your beneficiary; or

     (d) Use your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.

   The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified

   Generally, the spouse must give qualified consent whenever You elect to:

     (a) Choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

     (b) Make certain withdrawals under plans for which a qualified consent is required;

     (c) Name someone other than the spouse as your beneficiary; or

     (d) Use your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.

   The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.

   If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

   Plan Limits for Individual Contributions:

            PLAN TYPE  ELECTIVE CONTRIBUTION  CATCH-UP CONTRIBUTION
            ---------  ---------------------  ---------------------
              IRA             $5,500                 $1,000

   Dollar limits are for 2014 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the greater of $52,000 or 25% of an employee's compensation for 2014.

FEDERAL ESTATE TAXES

   While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

   Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

   The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.

                                  WITHDRAWALS

   We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at Your Administrative Office, but We may delay payment as permitted by law, under certain circumstances. (See "Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Account for the period permitted by law, but for not more than six months.

                        ACCUMULATION UNIT VALUES TABLES

   These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Contract for each Investment Division from year-end to year-end (except the highest possible and lowest possible mix which are in the Prospectus).

       METROPOLITAN FUND AND MET INVESTORS FUND SHARE CLASS B PORTFOLIOS
                                      AND
                     AMERICAN FUNDS(R) CLASS 2 PORTFOLIOS


   Charges for the Optional EDBs the optional GMIBs the optional GWB and the optional GLWB are made by canceling accumulation units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing the optional EDB Max in lieu of the optional Annual Step-Up Benefit and the optional GMIB Max will result in a higher overall charge.


                                                                   1.25 SEPARATE ACCOUNT CHARGE
                                                           --------------------------------------------
                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ -------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011    $ 9.43       $ 9.74    26,651,689.62
                                                           2012      9.74        10.59    60,586,664.86
                                                           2013     10.59        11.62    73,636,545.32

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.19         9.59    34,428,136.42
                                                           2012      9.59        10.76    34,368,920.55
                                                           2013     10.76        12.59    34,112,341.02

                                                                   1.25 SEPARATE ACCOUNT CHARGE
                                                           --------------------------------------------
                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ -------------
American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011    $ 8.43       $ 8.88    21,607,932.95
                                                           2012      8.88        10.19    20,505,386.56
                                                           2013     10.19        12.59    20,509,966.01

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................. 2011      8.21         8.70    17,290,974.41
                                                           2012      8.70        10.09    17,089,516.25
                                                           2013     10.09        12.93    16,072,707.47

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.71        10.06    52,439,006.83
                                                           2012     10.06        11.02    50,094,945.18
                                                           2013     11.02        12.35    47,762,949.99

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................. 2011     10.20        10.61    29,489,897.74
                                                           2012     10.61        11.59    81,387,523.32
                                                           2013     11.59        11.05    83,525,799.94

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)................................... 2011     10.99        11.01     3,776,314.57
                                                           2012     11.01        12.98     3,507,363.06
                                                           2013     12.98        14.76     3,211,140.18

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond
  Index Investment Division (Class B)) (10/7/2011)........ 2011     16.54        16.75    28,884,760.83
                                                           2012     16.75        17.14    29,905,111.71
                                                           2013     17.14        16.50    32,334,133.11

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................. 2011     56.88        57.83     2,858,684.31
                                                           2012     57.83        61.27     2,913,383.40
                                                           2013     61.27        59.90     2,897,846.65

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap
  Growth Investment Division (Class B)) (10/7/2011)....... 2011     27.99        29.12     2,541,342.82
                                                           2012     29.12        32.81     2,406,118.40
                                                           2013     32.81        43.38     2,078,319.03

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)................................... 2011      9.27         9.57    39,142,427.78
                                                           2012      9.57        10.32    85,443,566.94
                                                           2013     10.32        11.24    98,794,182.84

BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011)............................................. 2011     60.58        65.49       389,135.33
                                                           2012     65.49        73.35       352,713.46
                                                           2013     73.35        97.27       325,123.73

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011)............................................. 2011     10.21        11.27     9,709,297.06
                                                           2012     11.27        12.68     9,104,671.74
                                                           2013     12.68        16.50     8,477,029.46

                                                                  1.25 SEPARATE ACCOUNT CHARGE
                                                          ---------------------------------------------
                                                               BEGINNING OF                NUMBER OF
                                                                   YEAR     END OF YEAR   ACCUMULATION
                                                               ACCUMULATION ACCUMULATION  UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE       YEAR
-------------------                                       ---- ------------ ------------ --------------
BlackRock Money Market Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 24.02      $ 23.96      1,804,163.17
                                                          2012     23.96        23.66      2,197,866.28
                                                          2013     23.66        23.36      2,092,136.92

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011)............................................ 2011     12.58        13.43      8,200,052.38
                                                          2012     13.43        16.71      7,497,653.11
                                                          2013     16.71        17.08      7,486,754.52

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge
  Aggressive Growth Investment Division (Class B))
  (10/7/2011)............................................ 2011      7.20         7.82      4,333,191.00
                                                          2012      7.82         9.15      4,198,132.99
                                                          2013      9.15        13.16      5,569,813.70

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................. 2011    142.93       148.24      1,179,824.64
                                                          2012    148.24       179.35      1,110,485.64
                                                          2013    179.35       228.11        970,782.77

Davis Venture Value Investment Division (Class B)
  (10/7/2011)............................................ 2011     29.20        31.96      7,861,376.38
                                                          2012     31.96        35.54      7,323,440.01
                                                          2013     35.54        46.81      6,541,614.76

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011)........................ 2011     41.33        44.39        925,176.40
                                                          2012     44.39        48.52        892,201.48
                                                          2013     48.52        63.47        798,097.82

Harris Oakmark International Investment Division
  (Class B) (10/7/2011).................................. 2011     17.08        17.12     10,899,004.55
                                                          2012     17.12        21.86     10,001,942.39
                                                          2013     21.86        28.17      9,506,036.94

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................. 2012      1.01         1.04    145,166,223.98
                                                          2013      1.04         1.05    239,868,056.76

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B)).................................... 2012     25.84        26.59      6,561,328.53
                                                          2013     26.59        34.22      5,868,523.88

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B)) (10/7/2011)........................ 2011     21.16        23.47      7,124,065.55
                                                          2012     23.47        25.96              0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011)............................................ 2011     14.47        15.75        883,526.54
                                                          2012     15.75        18.39        836,820.13
                                                          2013     18.39        25.46        775,718.86

                                                                 1.25 SEPARATE ACCOUNT CHARGE
                                                         ---------------------------------------------
                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR     END OF YEAR   ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE       YEAR
-------------------                                      ---- ------------ ------------ --------------
Jennison Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011    $ 4.95       $ 5.15      7,348,067.70
                                                         2012      5.15         5.88     12,237,786.15
                                                         2013      5.88         7.95     10,549,695.81

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................ 2011      7.79         8.31      2,875,553.19
                                                         2012      8.31         9.35              0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013)........................................... 2013     11.31        10.77      4,380,663.03

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................ 2011     10.71        10.86      3,903,470.13
                                                         2012     10.86        11.25      4,221,144.52
                                                         2013     11.25        11.22              0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012)................................. 2012      1.01         1.05     98,278,267.87
                                                         2013      1.05         1.15    266,300,003.77

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment
  Division (Class B)) (10/7/2011)....................... 2011     11.82        13.12        583,006.55
                                                         2012     13.12        14.94        604,712.57
                                                         2013     14.94        19.62        560,276.59

Loomis Sayles Global Markets Investment Division
  (Class B) (10/7/2011)................................. 2011     12.10        12.77        866,891.11
                                                         2012     12.77        14.75        888,380.33
                                                         2013     14.75        17.07      4,137,910.13

Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income Investment
  Division (Class B)) (10/7/2011)....................... 2011     10.49        11.24      4,545,106.28
                                                         2012     11.24        12.48      4,504,444.08
                                                         2013     12.48        13.04              0.00

Loomis Sayles Small Cap Core Investment Division
  (Class B) (10/7/2011)................................. 2011     32.26        36.31      1,663,955.46
                                                         2012     36.31        40.97      1,536,877.57
                                                         2013     40.97        56.92      1,431,061.28

Lord Abbett Bond Debenture Investment Division
  (Class B) (10/7/2011)................................. 2011     23.10        24.46      5,522,429.14
                                                         2012     24.46        27.28      5,370,333.81
                                                         2013     27.28        29.09      5,443,285.29

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)........................................... 2011     29.42        32.39      1,530,638.68
                                                         2012     32.39        35.69      1,486,443.05
                                                         2013     35.69        48.12      1,463,616.68

                                                                1.25 SEPARATE ACCOUNT CHARGE
                                                        ---------------------------------------------
                                                             BEGINNING OF                NUMBER OF
                                                                 YEAR     END OF YEAR   ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END OF
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE       YEAR
-------------------                                     ---- ------------ ------------ --------------
Met/Eaton Vance Floating Rate Investment Division
  (Class B) (10/7/2011)................................ 2011    $10.02       $10.30        228,398.91
                                                        2012     10.30        10.92        248,586.92
                                                        2013     10.92        11.20        769,824.25

Met/Dimensional International Small Company
  Investment Division (Class B) (10/7/2011)............ 2011     14.28        14.30        130,684.98
                                                        2012     14.30        16.65        115,843.51
                                                        2013     16.65        20.99        118,025.32

Met/Franklin Low Duration Total Return Investment
  Division (Class B) (10/7/2011)....................... 2011      9.72         9.77        371,470.99
                                                        2012      9.77        10.07        757,543.49
                                                        2013     10.07        10.06      4,409,494.93

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)................................ 2011     11.99        12.03        334,312.02
                                                        2012     12.03        13.58        360,242.72
                                                        2013     13.58        13.55        360,288.94

MetLife Aggressive Strategy Investment Division
  (Class B) (10/7/2011)................................ 2011      9.91        10.51      3,213,867.32
                                                        2012     10.51        12.12      3,174,538.90
                                                        2013     12.12        15.51      3,085,476.41

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011).......................................... 2011      9.19         9.39     36,775,185.96
                                                        2012      9.39        10.49     85,936,719.25
                                                        2013     10.49        11.84    136,462,242.32

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)................................ 2011     12.33        12.65     26,465,409.52
                                                        2012     12.65        13.64     27,845,228.02
                                                        2013     13.64        14.05     25,190,572.09

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)....................... 2011     11.82        12.24     69,578,602.61
                                                        2012     12.24        13.47     68,625,951.23
                                                        2013     13.47        14.76     65,491,836.50
MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013).......................................... 2013     11.71        13.36      4,090,927.70

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)........... 2011      8.82         9.42      4,215,602.89
                                                        2012      9.42        10.80      4,034,161.72
                                                        2013     10.80        11.64              0.00

MetLife Mid Cap Stock Index Investment Division
  (Class B) (10/7/2011)................................ 2011     15.52        17.07      8,144,543.01
                                                        2012     17.07        19.78      7,896,397.33
                                                        2013     19.78        25.95      7,508,378.40

                                                                 1.25 SEPARATE ACCOUNT CHARGE
                                                         ---------------------------------------------
                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR     END OF YEAR   ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE       YEAR
-------------------                                      ---- ------------ ------------ --------------
MetLife Moderate Allocation Investment Division
  (Class B) (10/7/2011)................................. 2011    $11.25       $11.74    186,589,260.69
                                                         2012     11.74        13.12    179,133,091.06
                                                         2013     13.12        15.29    174,250,653.46

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)........................ 2011     10.60        11.17     86,864,544.96
                                                         2012     11.17        12.73     80,829,336.58
                                                         2013     12.73        15.63     77,299,106.53

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012)................................ 2012      0.98         1.01      3,444,590.00
                                                         2013      1.01         1.13    125,232,192.04

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)........................................... 2011     36.64        39.93     14,624,119.22
                                                         2012     39.93        45.51     13,800,270.63
                                                         2013     45.51        59.20     12,439,421.12

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)................................. 2011      9.86        10.16      2,124,917.48
                                                         2012     10.16        11.93      2,169,962.76
                                                         2013     11.93        11.20      2,446,839.30

MFS(R) Research International Investment Division
  (Class B) (10/7/2011)................................. 2011     12.78        12.98      6,669,158.46
                                                         2012     12.98        14.96      6,199,776.38
                                                         2013     14.96        17.62      5,699,568.82

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)........................................... 2011     43.89        46.45        826,082.65
                                                         2012     46.45        51.06        805,689.47
                                                         2013     51.06        59.85        795,649.97

MFS(R) Value Investment Division (Class B)
  (10/7/2011)........................................... 2011     11.03        12.04      7,522,386.23
                                                         2012     12.04        13.83      7,315,037.13
                                                         2013     13.83        18.50     10,581,680.77

MFS(R) Value Investment Division (Class B) (formerly
  Met/Franklin Mutual Shares Investment Division (Class
  B)) (10/7/2011)....................................... 2011      8.08         8.77      2,997,757.80
                                                         2012      8.77         9.87      2,797,219.63
                                                         2013      9.87        10.81              0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)................................. 2011     13.81        14.03      2,843,297.98
                                                         2012     14.03        15.14      2,692,713.11
                                                         2013     15.14        20.79      2,297,231.09

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)........................................... 2011     11.13        11.25     14,595,718.30
                                                         2012     11.25        13.11     14,435,971.24
                                                         2013     13.11        15.74     13,451,974.55

                                                                 1.25 SEPARATE ACCOUNT CHARGE
                                                         ---------------------------------------------
                                                              BEGINNING OF                NUMBER OF
                                                                  YEAR     END OF YEAR   ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE       YEAR
-------------------                                      ---- ------------ ------------ --------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011)........................................... 2011    $15.67       $17.29      3,242,629.17
                                                         2012     17.29        18.74      3,027,293.41
                                                         2013     18.74        25.57      3,595,800.35

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class
  B)) (10/7/2011)....................................... 2011     13.53        14.78      1,486,644.47
                                                         2012     14.78        15.37      1,344,367.91
                                                         2013     15.37        16.67              0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011)........................................... 2011     16.71        17.25      3,539,470.40
                                                         2012     17.25        20.64      3,291,982.18
                                                         2013     20.64        25.92      3,718,443.28

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................ 2011      8.05         8.42      1,415,850.80
                                                         2012      8.42        10.16      1,346,063.32
                                                         2013     10.16        10.80              0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011)................................. 2011     15.00        15.29     22,060,834.54
                                                         2012     15.29        16.48     23,103,607.27
                                                         2013     16.48        14.76     20,921,626.20

PIMCO Total Return Investment Division (Class B)
  (10/7/2011)........................................... 2011     16.56        16.94     32,720,206.08
                                                         2012     16.94        18.28     33,459,538.47
                                                         2013     18.28        17.70     33,294,516.54

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011)........................................... 2011     25.52        26.17      1,217,423.97
                                                         2012     26.17        28.80      1,440,256.83
                                                         2013     28.80        28.85      1,393,849.45

Pyramis(R) Government Income Investment Division
  (Class B) (10/7/2011)................................. 2011     10.62        10.76     10,522,294.15
                                                         2012     10.76        10.96     32,068,305.21
                                                         2013     10.96        10.34     31,404,922.55

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013)........................................... 2013     10.21        10.76      2,942,032.89

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011)........................................... 2011     15.37        17.36      4,329,427.86
                                                         2012     17.36        19.89      4,195,443.26
                                                         2013     19.89        27.15      3,985,416.76

Schroders Global Multi-Asset Investment Division
  (Class B) (4/30/2012)................................. 2012      1.01         1.06     67,974,801.15
                                                         2013      1.06         1.16    167,476,225.23

                                                                 1.25 SEPARATE ACCOUNT CHARGE
                                                         --------------------------------------------
                                                              BEGINNING OF               NUMBER OF
                                                                  YEAR     END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                      ---- ------------ ------------ -------------
SSgA Growth and Income ETF Investment Division (Class
  B) (10/7/2011)........................................ 2011   $ 11.10      $ 11.75    39,524,198.83
                                                         2012     11.75        13.09    40,225,522.76
                                                         2013     13.09        14.60    38,653,105.18

SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)........................................... 2011     10.32        10.97     4,758,320.83
                                                         2012     10.97        12.46     5,212,125.54
                                                         2013     12.46        14.53     5,780,859.59

T. Rowe Price Large Cap Growth Investment Division
  (Class B)............................................. 2013     17.79        22.49     6,484,456.47

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment
  Division (Class B)) (10/7/2011)....................... 2011      6.21         6.25     8,293,969.11
                                                         2012      6.25         6.92     7,942,344.23
                                                         2013      6.92         7.24             0.00

T. Rowe Price Mid Cap Growth Investment Division (Class
  B) (10/7/2011)........................................ 2011      9.62        10.33    11,726,128.73
                                                         2012     10.33        11.60    11,397,693.54
                                                         2013     11.60        15.64    10,844,895.76

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011)................................. 2011     16.61        18.54     3,448,513.28
                                                         2012     18.54        21.23     3,334,995.65
                                                         2013     21.23        30.22     3,293,870.13

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011)................................. 2011     14.87        15.53     1,148,333.46
                                                         2012     15.53        15.73     1,306,977.27
                                                         2013     15.73        17.21     1,186,585.15

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)........................ 2011     18.39        18.50     6,310,303.78
                                                         2012     18.50        18.83     6,276,242.56
                                                         2013     18.83        18.43     6,066,931.54

AT 1.50 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)........................ 2011     23.71        24.45     8,041,761.60
                                                         2012     24.45        28.46     7,363,012.38
                                                         2013     28.46        35.97     6,676,357.08

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011)................................. 2011     92.02        98.48     2,636,733.23
                                                         2012     98.48       113.96     2,481,403.31
                                                         2013    113.96       149.88     2,235,737.74

                                                                  1.35 SEPARATE ACCOUNT CHARGE
                                                           -------------------------------------------
                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011    $ 9.43       $ 9.73      700,497.55
                                                           2012      9.73        10.57    1,598,037.97
                                                           2013     10.57        11.59    1,909,287.19

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.16         9.56    1,224,203.58
                                                           2012      9.56        10.71    1,032,316.71
                                                           2013     10.71        12.52    1,071,140.63

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      8.40         8.85      317,356.58
                                                           2012      8.85        10.14      428,344.81
                                                           2013     10.14        12.52      435,043.15

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................. 2011      8.18         8.67      939,838.48
                                                           2012      8.67        10.04      944,438.60
                                                           2013     10.04        12.86      888,053.52

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.68        10.03    1,722,907.35
                                                           2012     10.03        10.96    1,696,678.62
                                                           2013     10.96        12.28    1,615,230.87

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................. 2011     10.20        10.60      798,707.65
                                                           2012     10.60        11.57    1,962,454.26
                                                           2013     11.57        11.02    2,210,992.80

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)................................... 2011     10.77        10.79       52,318.52
                                                           2012     10.79        12.70       48,827.19
                                                           2013     12.70        14.43       46,118.50

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond
  Index Investment Division (Class B)) (10/7/2011)........ 2011     16.33        16.53      624,973.55
                                                           2012     16.53        16.90      687,266.75
                                                           2013     16.90        16.25      750,682.91

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................. 2011     55.30        56.21       69,143.50
                                                           2012     56.21        59.49       75,005.18
                                                           2013     59.49        58.10       81,741.44

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011).............. 2011     27.52        28.63       62,047.96
                                                           2012     28.63        32.21       64,372.08
                                                           2013     32.21        42.56       53,323.00

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)................................... 2011      9.27         9.57      970,654.11
                                                           2012      9.57        10.30    2,069,694.85
                                                           2013     10.30        11.21    2,446,192.58

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 58.89      $ 63.65            0.00
                                                            2012     63.65        71.21            0.00
                                                            2013     71.21        94.34            0.00

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.12        11.16      116,109.80
                                                            2012     11.16        12.55      123,733.52
                                                            2013     12.55        16.31      113,765.89

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     23.36        23.29       16,827.58
                                                            2012     23.29        22.97       13,519.93
                                                            2013     22.97        22.66       30,555.47

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     12.49        13.32      153,001.73
                                                            2012     13.32        16.56      140,643.64
                                                            2013     16.56        16.92      159,038.72

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      7.12         7.73      114,121.94
                                                            2012      7.73         9.04      124,366.49
                                                            2013      9.04        12.99      150,366.16

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    138.77       143.89       30,783.56
                                                            2012    143.89       173.91       30,120.49
                                                            2013    173.91       220.97       26,947.54

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     28.71        31.41      130,860.23
                                                            2012     31.41        34.90      127,191.21
                                                            2013     34.90        45.92      113,955.38

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     40.37        43.35       24,297.29
                                                            2012     43.35        47.34       26,979.85
                                                            2013     47.34        61.86       24,368.94

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.91        16.95      271,704.84
                                                            2012     16.95        21.61      264,584.11
                                                            2013     21.61        27.83      236,602.74

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04    3,583,816.56
                                                            2013      1.04         1.05    6,063,904.68

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B))...................................... 2012     25.49        26.21       90,739.87
                                                            2013     26.21        33.70       77,323.83

                                                              BEGINNING OF               NUMBER OF
                                                                  YEAR     END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                      ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B)) (10/7/2011)....................... 2011    $20.88       $23.16       88,624.27
                                                         2012     23.16        25.62            0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011     14.33        15.59       15,181.29
                                                         2012     15.59        18.18       13,109.11
                                                         2013     18.18        25.15       17,693.71

Jennison Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011      4.89         5.09      182,276.94
                                                         2012      5.09         5.81      307,229.22
                                                         2013      5.81         7.84      309,583.58

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................ 2011      7.71         8.22       71,696.93
                                                         2012      8.22         9.25            0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013)........................................... 2013     11.26        10.71      297,634.22

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................ 2011     10.67        10.82      246,741.63
                                                         2012     10.82        11.20      267,844.25
                                                         2013     11.20        11.17            0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012)................................. 2012      1.01         1.05    1,690,213.53
                                                         2013      1.05         1.15    6,548,971.71

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................ 2011     11.74        13.03       23,700.49
                                                         2012     13.03        14.83       25,562.96
                                                         2013     14.83        19.45       21,848.72

Loomis Sayles Global Markets Investment Division
  (Class B) (10/7/2011)................................. 2011     12.03        12.70       54,405.50
                                                         2012     12.70        14.65       60,020.73
                                                         2013     14.65        16.93      126,849.29

Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income Investment
  Division (Class B)) (10/7/2011)....................... 2011     10.45        11.20       77,002.11
                                                         2012     11.20        12.43      101,112.78
                                                         2013     12.43        12.97            0.00

Loomis Sayles Small Cap Core Investment Division
  (Class B) (10/7/2011)................................. 2011     31.70        35.67       24,581.11
                                                         2012     35.67        40.21       26,722.38
                                                         2013     40.21        55.81       23,846.43

                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................. 2011    $22.74       $24.08       66,023.15
                                                           2012     24.08        26.83       80,608.52
                                                           2013     26.83        28.58       98,257.50

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................. 2011     28.88        31.79       20,131.07
                                                           2012     31.79        35.00       18,636.38
                                                           2013     35.00        47.13       17,496.54

Met/Eaton Vance Floating Rate Investment Division
  (Class B) (10/7/2011)................................... 2011     10.01        10.29        6,640.87
                                                           2012     10.29        10.89       10,262.36
                                                           2013     10.89        11.16       33,468.50

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011).......................... 2011     14.24        14.26       16,064.16
                                                           2012     14.26        16.59       16,377.23
                                                           2013     16.59        20.88       15,078.27

Met/Franklin Low Duration Total Return Investment
  Division (Class B) (10/7/2011).......................... 2011      9.72         9.77       10,452.94
                                                           2012      9.77        10.06       32,813.30
                                                           2013     10.06        10.04      188,388.01

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)................................... 2011     11.96        12.00       14,876.84
                                                           2012     12.00        13.53       18,404.79
                                                           2013     13.53        13.49       17,128.40

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.85        10.44       84,103.05
                                                           2012     10.44        12.03       78,050.38
                                                           2013     12.03        15.37       82,992.33

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.19         9.38      700,305.13
                                                           2012      9.38        10.47    1,914,684.68
                                                           2013     10.47        11.81    3,193,820.29

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)................................... 2011     12.26        12.57      220,866.70
                                                           2012     12.57        13.54      252,850.55
                                                           2013     13.54        13.93      247,543.87

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011     11.74        12.15      871,059.68
                                                           2012     12.15        13.37      922,064.88
                                                           2013     13.37        14.63      984,633.26

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................. 2013     11.65        13.29       88,887.62

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011).............. 2011      8.79         9.39       86,338.59
                                                           2012      9.39        10.75       94,859.59
                                                           2013     10.75        11.58            0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $15.35       $16.88      129,360.48
                                                             2012     16.88        19.54      135,393.62
                                                             2013     19.54        25.60      131,037.27

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.17        11.66    4,493,700.87
                                                             2012     11.66        13.02    4,221,672.84
                                                             2013     13.02        15.16    4,160,510.92

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.53        11.10      486,394.82
                                                             2012     11.10        12.63      487,664.41
                                                             2013     12.63        15.49      573,235.33

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01       70,593.47
                                                             2013      1.01         1.12    2,935,952.74

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     35.87        39.07      268,726.58
                                                             2012     39.07        44.49      263,680.43
                                                             2013     44.49        57.81      236,194.61

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.81        10.10      122,880.91
                                                             2012     10.10        11.85      134,237.27
                                                             2013     11.85        11.11      160,429.11

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     12.65        12.84       89,309.20
                                                             2012     12.84        14.78       89,427.86
                                                             2013     14.78        17.39       85,675.62

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     42.83        45.32       19,864.37
                                                             2012     45.32        49.76       23,721.16
                                                             2013     49.76        58.28       22,722.25

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.89        11.88       86,797.73
                                                             2012     11.88        13.64       89,917.61
                                                             2013     13.64        18.22      214,582.97

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      8.05         8.74      162,744.93
                                                             2012      8.74         9.82      168,846.57
                                                             2013      9.82        10.76            0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     13.61        13.82       42,329.04
                                                             2012     13.82        14.90       44,659.56
                                                             2013     14.90        20.44       37,202.20

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.98        11.10      279,685.96
                                                             2012     11.10        12.93      289,482.00
                                                             2013     12.93        15.50      258,581.69

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011    $15.50       $17.09        7,179.09
                                                            2012     17.09        18.50       10,055.04
                                                            2013     18.50        25.23       29,332.80

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     13.40        14.63       26,447.93
                                                            2012     14.63        15.20       27,589.52
                                                            2013     15.20        16.48            0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.47        17.00       86,262.48
                                                            2012     17.00        20.32       86,740.33
                                                            2013     20.32        25.48      110,315.38

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      8.02         8.38       60,852.97
                                                            2012      8.38        10.11       59,820.94
                                                            2013     10.11        10.75            0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.87        15.16      591,119.67
                                                            2012     15.16        16.32      620,731.01
                                                            2013     16.32        14.61      608,119.67

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.38        16.75      769,647.90
                                                            2012     16.75        18.06      845,199.99
                                                            2013     18.06        17.48      918,726.14

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     25.08        25.71       45,485.11
                                                            2012     25.71        28.27       53,224.70
                                                            2013     28.27        28.29       52,567.48

Pyramis(R) Government Income Investment Division
  (Class B) (10/7/2011).................................... 2011     10.61        10.75      231,236.05
                                                            2012     10.75        10.94      722,195.98
                                                            2013     10.94        10.31      745,020.36

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.75       69,071.59

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.18        17.13       63,220.27
                                                            2012     17.13        19.61       68,575.61
                                                            2013     19.61        26.74       64,937.25

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06    1,357,517.74
                                                            2013      1.06         1.16    4,953,208.49

SSgA Growth and Income ETF Investment Division
  (Class B) (10/7/2011).................................... 2011     11.04        11.67    1,292,160.03
                                                            2012     11.67        13.00    1,325,412.37
                                                            2013     13.00        14.48    1,290,443.73

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 10.25      $ 10.90     240,863.95
                                                          2012     10.90        12.37     195,538.71
                                                          2013     12.37        14.41     196,038.85

T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013     17.54        22.15      66,096.57

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      6.14         6.18     131,758.98
                                                          2012      6.18         6.83     147,780.33
                                                          2013      6.83         7.15           0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      9.52        10.22     299,055.09
                                                          2012     10.22        11.46     317,542.87
                                                          2013     11.46        15.44     304,391.38

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     16.37        18.27      51,256.32
                                                          2012     18.27        20.89      56,117.63
                                                          2013     20.89        29.72      64,501.27

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.82        15.48      72,618.13
                                                          2012     15.48        15.66      83,318.95
                                                          2013     15.66        17.12      81,662.54

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     18.08        18.19     183,151.82
                                                          2012     18.19        18.49     172,589.92
                                                          2013     18.49        18.08     119,247.69

AT 1.60 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     23.39        24.12     132,698.77
                                                          2012     24.12        28.05     132,130.23
                                                          2013     28.05        35.41     124,519.21

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     89.50        95.77      36,229.64
                                                          2012     95.77       110.71      37,762.23
                                                          2013    110.71       145.46      35,331.39

                                                                    1.40 SEPARATE ACCOUNT CHARGE
                                                             -------------------------------------------
                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011    $ 9.43       $ 9.73         173.34
                                                             2012      9.73        10.56      13,335.28
                                                             2013     10.56        11.58      36,373.07

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.15         9.54     304,131.75
                                                             2012      9.54        10.68     306,775.76
                                                             2013     10.68        12.48     311,488.59

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.38         8.83      14,120.95
                                                             2012      8.83        10.12      14,244.66
                                                             2013     10.12        12.48      12,329.96

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................... 2011      8.16         8.65     151,751.98
                                                             2012      8.65        10.02     143,567.59
                                                             2013     10.02        12.82     112,965.31

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.66        10.01     348,617.80
                                                             2012     10.01        10.94     309,816.32
                                                             2013     10.94        12.25     294,567.59

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.20        10.60         161.29
                                                             2012     10.60        11.56      50,028.71
                                                             2013     11.56        11.01      48,611.89

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)..................................... 2011     10.66        10.68       5,054.19
                                                             2012     10.68        12.57       2,710.61
                                                             2013     12.57        14.27       2,059.52

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond Index
  Investment Division (Class B)) (10/7/2011)................ 2011     16.23        16.42     177,373.38
                                                             2012     16.42        16.78     191,560.95
                                                             2013     16.78        16.13     199,277.11

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................... 2011     54.53        55.42      14,578.22
                                                             2012     55.42        58.63      12,631.31
                                                             2013     58.63        57.23      15,549.34

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011)................ 2011     27.29        28.38      21,415.40
                                                             2012     28.38        31.92      20,628.34
                                                             2013     31.92        42.15      18,931.18

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.27         9.56         195.75
                                                             2012      9.56        10.29      19,809.18
                                                             2013     10.29        11.20      37,552.84

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $  8.58      $  9.27      26,110.47
                                                            2012      9.27        10.36      23,346.66
                                                            2013     10.36        13.71      26,500.55

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.07        11.10      32,826.28
                                                            2012     11.10        12.48      21,904.39
                                                            2013     12.48        16.21      26,761.73

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     22.94        22.87           0.00
                                                            2012     22.87        22.55           0.00
                                                            2013     22.55        22.24           0.00

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     12.44        13.27      13,586.18
                                                            2012     13.27        16.49      11,119.42
                                                            2013     16.49        16.84      11,826.74

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      7.09         7.69      27,927.13
                                                            2012      7.69         8.99      28,265.68
                                                            2013      8.99        12.90      30,366.32

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    136.73       141.76       7,164.15
                                                            2012    141.76       171.25       5,898.17
                                                            2013    171.25       217.48       5,546.97

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     28.46        31.14      20,100.64
                                                            2012     31.14        34.58      19,690.04
                                                            2013     34.58        45.48      17,883.08

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     39.90        42.84       6,884.44
                                                            2012     42.84        46.76       6,178.78
                                                            2013     46.76        61.07       5,319.17

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.83        16.86      46,883.06
                                                            2012     16.86        21.49      42,066.07
                                                            2013     21.49        27.66      42,859.63

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     267,341.06
                                                            2013      1.04         1.05     322,571.67

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B))............................................... 2012     25.32        26.03      16,340.61
                                                            2013     26.03        33.45      13,905.29

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $20.75       $23.01      19,657.86
                                                            2012     23.01        25.44           0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.26        15.51       1,982.54
                                                            2012     15.51        18.08       2,975.03
                                                            2013     18.08        24.99       2,524.23

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.69        12.17      24,210.48
                                                            2012     12.17        13.86      46,965.18
                                                            2013     13.86        18.69      38,934.05

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.67         8.17      24,142.86
                                                            2012      8.17         9.20           0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     11.23        10.68      32,322.14

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.66        10.80      43,706.46
                                                            2012     10.80        11.17      40,507.02
                                                            2013     11.17        11.14           0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.05      33,742.22
                                                            2013      1.05         1.14     202,407.70

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.70        12.99       3,971.72
                                                            2012     12.99        14.77       5,701.52
                                                            2013     14.77        19.36       5,465.75

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     12.00        12.67      15,970.54
                                                            2012     12.67        14.61      13,353.95
                                                            2013     14.61        16.87      18,716.72

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.44        11.18      11,070.14
                                                            2012     11.18        12.40       8,075.48
                                                            2013     12.40        12.94           0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     31.42        35.36       7,805.84
                                                            2012     35.36        39.84       7,776.80
                                                            2013     39.84        55.27       5,425.94

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................... 2011    $22.57       $23.89      12,734.80
                                                             2012     23.89        26.61      10,618.45
                                                             2013     26.61        28.33      10,687.98

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................... 2011     28.62        31.50       4,615.25
                                                             2012     31.50        34.65       4,763.25
                                                             2013     34.65        46.65       3,470.50

Met/Eaton Vance Floating Rate Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.00        10.28       5,193.73
                                                             2012     10.28        10.88       5,089.56
                                                             2013     10.88        11.14       8,358.22

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011)............................ 2011     14.22        14.24       1,359.73
                                                             2012     14.24        16.55       1,393.82
                                                             2013     16.55        20.83       2,591.35

Met/Franklin Low Duration Total Return Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.71         9.76         396.19
                                                             2012      9.76        10.05       1,276.68
                                                             2013     10.05        10.02      18,184.23

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.94        11.99       6,900.17
                                                             2012     11.99        13.51       6,875.23
                                                             2013     13.51        13.46       7,157.54

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.82        10.41         757.11
                                                             2012     10.41        11.98         755.80
                                                             2013     11.98        15.31         754.61

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.19         9.38         174.60
                                                             2012      9.38        10.46      17,118.53
                                                             2013     10.46        11.80      43,164.61

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)..................................... 2011     12.22        12.52     169,412.39
                                                             2012     12.52        13.48     186,299.18
                                                             2013     13.48        13.87     159,730.64

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     11.71        12.11     261,191.92
                                                             2012     12.11        13.31     273,111.43
                                                             2013     13.31        14.56     257,108.63

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................... 2013     11.62        13.25         925.79

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)................ 2011      8.78         9.37       4,839.80
                                                             2012      9.37        10.73       2,194.07
                                                             2013     10.73        11.55           0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $15.26       $16.78       34,474.81
                                                             2012     16.78        19.41       36,542.52
                                                             2013     19.41        25.43       34,093.59

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.14        11.62    1,333,340.76
                                                             2012     11.62        12.97    1,361,807.32
                                                             2013     12.97        15.10    1,302,410.08

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.49        11.06       28,659.10
                                                             2012     11.06        12.58       32,192.15
                                                             2013     12.58        15.43       46,215.72

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01            0.00
                                                             2013      1.01         1.12       99,843.12

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     35.48        38.65       67,254.89
                                                             2012     38.65        43.99       66,976.00
                                                             2013     43.99        57.13       58,913.48

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.78        10.08       24,822.94
                                                             2012     10.08        11.81       17,715.23
                                                             2013     11.81        11.07       18,386.69

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     12.58        12.77       19,581.50
                                                             2012     12.77        14.70       23,778.66
                                                             2013     14.70        17.28       23,029.68

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     42.31        44.76        4,725.22
                                                             2012     44.76        49.13        5,383.55
                                                             2013     49.13        57.50        4,253.09

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     13.21        14.42       17,131.30
                                                             2012     14.42        16.53       19,138.59
                                                             2013     16.53        22.08       22,233.01

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      8.04         8.72       13,974.28
                                                             2012      8.72         9.80        9,937.45
                                                             2013      9.80        10.73            0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     13.51        13.72        6,509.23
                                                             2012     13.72        14.78        7,224.88
                                                             2013     14.78        20.27        6,565.36

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.91        11.03       62,715.85
                                                             2012     11.03        12.84       64,198.01
                                                             2013     12.84        15.38       56,867.93

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011    $15.41       $16.99         638.08
                                                            2012     16.99        18.39       1,952.77
                                                            2013     18.39        25.06       7,679.96

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     13.33        14.56       7,146.54
                                                            2012     14.56        15.11       7,274.67
                                                            2013     15.11        16.39           0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.35        16.87      13,360.53
                                                            2012     16.87        20.16      11,004.61
                                                            2013     20.16        25.27      10,364.42

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      8.00         8.37       2,333.68
                                                            2012      8.37        10.09       2,171.83
                                                            2013     10.09        10.72           0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.81        15.09     109,175.58
                                                            2012     15.09        16.24     114,893.31
                                                            2013     16.24        14.53     128,760.50

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.30        16.66     182,183.85
                                                            2012     16.66        17.95     186,040.34
                                                            2013     17.95        17.36     197,459.57

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     24.87        25.49       8,175.17
                                                            2012     25.49        28.01       8,171.00
                                                            2013     28.01        28.01       8,527.00

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.61        10.75         358.68
                                                            2012     10.75        10.93       1,140.50
                                                            2013     10.93        10.29       2,414.40

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.75         341.05

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.08        17.02      16,162.29
                                                            2012     17.02        19.47      15,889.01
                                                            2013     19.47        26.54      14,136.08

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06      25,085.31
                                                            2013      1.06         1.15     224,505.28

SSgA Growth and Income ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.01        11.64     575,678.49
                                                            2012     11.64        12.95     602,259.13
                                                            2013     12.95        14.42     551,926.67

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 10.22      $ 10.86      8,851.22
                                                          2012     10.86        12.32      8,114.12
                                                          2013     12.32        14.35      6,332.57

T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013      7.14         9.02     27,827.90

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      6.11         6.15     21,560.45
                                                          2012      6.15         6.79     25,279.65
                                                          2013      6.79         7.10          0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      9.47        10.16     43,393.98
                                                          2012     10.16        11.39     47,141.38
                                                          2013     11.39        15.34     48,455.69

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     16.25        18.13     10,619.42
                                                          2012     18.13        20.73     11,584.16
                                                          2013     20.73        29.47     12,713.83

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.80        15.45     15,631.83
                                                          2012     15.45        15.63     14,881.59
                                                          2013     15.63        17.07     15,788.93

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     17.93        18.03     15,499.68
                                                          2012     18.03        18.32     15,634.78
                                                          2013     18.32        17.91     15,417.22

AT 1.65 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     23.24        23.95     19,441.96
                                                          2012     23.95        27.84     19,174.92
                                                          2013     27.84        35.14     15,877.79

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     88.27        94.44      6,351.11
                                                          2012     94.44       109.12      5,703.56
                                                          2013    109.12       143.30      5,033.93

                                                                  1.45 SEPARATE ACCOUNT CHARGE
                                                           -------------------------------------------
                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011    $ 9.42       $ 9.73    1,270,161.57
                                                           2012      9.73        10.55    2,926,135.30
                                                           2013     10.55        11.56    3,876,664.92

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.13         9.52    3,313,456.04
                                                           2012      9.52        10.66    3,187,551.86
                                                           2013     10.66        12.45    3,295,052.51

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      8.37         8.82    2,155,405.09
                                                           2012      8.82        10.09    1,902,389.97
                                                           2013     10.09        12.45    1,838,284.35

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................. 2011      8.15         8.64    1,831,408.65
                                                           2012      8.64        10.00    1,825,669.19
                                                           2013     10.00        12.79    1,786,929.66

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.65         9.99    6,023,795.43
                                                           2012      9.99        10.91    5,991,561.61
                                                           2013     10.91        12.21    5,674,932.16

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................. 2011     10.20        10.60    1,358,836.70
                                                           2012     10.60        11.55    4,042,465.08
                                                           2013     11.55        10.99    4,516,696.54

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)................................... 2011     10.55        10.57      500,619.17
                                                           2012     10.57        12.43      456,862.29
                                                           2013     12.43        14.11      391,419.37

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond
  Index Investment Division (Class B)) (10/7/2011)........ 2011     16.12        16.31    4,173,734.13
                                                           2012     16.31        16.66    4,398,212.21
                                                           2013     16.66        16.00    4,800,501.63

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................. 2011     53.77        54.64      399,462.79
                                                           2012     54.64        57.77      396,075.88
                                                           2013     57.77        56.37      410,153.92

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011).............. 2011     27.06        28.14      349,149.32
                                                           2012     28.14        31.63      317,405.84
                                                           2013     31.63        41.75      278,831.45

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)................................... 2011      9.27         9.56    2,036,954.15
                                                           2012      9.56        10.28    4,561,809.47
                                                           2013     10.28        11.18    5,383,823.09

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ -------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 57.24      $ 61.85        74,751.61
                                                          2012     61.85        69.14        65,177.50
                                                          2013     69.14        91.50        58,863.82

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011)............................................ 2011     10.02        11.05     1,180,555.02
                                                          2012     11.05        12.41     1,145,938.85
                                                          2013     12.41        16.12     1,051,379.58

BlackRock Money Market Investment Division (Class B)
  (10/7/2011)............................................ 2011     22.71        22.63       353,516.24
                                                          2012     22.63        22.31       351,871.60
                                                          2013     22.31        21.99       293,001.36

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011)............................................ 2011     12.39        13.22     1,330,824.80
                                                          2012     13.22        16.42     1,207,525.70
                                                          2013     16.42        16.76     1,259,911.15

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)...... 2011      7.05         7.65       660,360.01
                                                          2012      7.65         8.93       657,588.80
                                                          2013      8.93        12.82       773,449.19

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................. 2011    134.73       139.66       174,889.46
                                                          2012    139.66       168.63       161,181.06
                                                          2013    168.63       214.05       131,693.17

Davis Venture Value Investment Division (Class B)
  (10/7/2011)............................................ 2011     28.22        30.88     1,042,758.28
                                                          2012     30.88        34.27       972,821.16
                                                          2013     34.27        45.05       914,654.47

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011)........................ 2011     39.43        42.34       132,375.01
                                                          2012     42.34        46.19       133,269.52
                                                          2013     46.19        60.29       115,322.94

Harris Oakmark International Investment Division
  (Class B) (10/7/2011).................................. 2011     16.75        16.78     1,181,783.78
                                                          2012     16.78        21.37     1,075,490.80
                                                          2013     21.37        27.49     1,124,581.34

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................. 2012      1.01         1.04     8,629,951.35
                                                          2013      1.04         1.05    15,039,114.47

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B)).................................... 2012     25.15        25.85       858,449.46
                                                          2013     25.85        33.20       786,274.20

                                                              BEGINNING OF               NUMBER OF
                                                                  YEAR     END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                      ---- ------------ ------------ -------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B)) (10/7/2011)....................... 2011    $20.62       $22.86       952,078.56
                                                         2012     22.86        25.27             0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011     14.18        15.43       165,431.97
                                                         2012     15.43        17.98       148,820.52
                                                         2013     17.98        24.84       147,459.47

Jennison Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011      4.84         5.04     1,250,011.20
                                                         2012      5.04         5.74     2,042,580.49
                                                         2013      5.74         7.73     1,561,084.17

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................ 2011      7.63         8.13       538,585.95
                                                         2012      8.13         9.14             0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013)........................................... 2013     11.20        10.65       619,815.36

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................ 2011     10.64        10.78       542,176.12
                                                         2012     10.78        11.14       574,371.07
                                                         2013     11.14        11.12             0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012)................................. 2012      1.01         1.04     6,485,546.48
                                                         2013      1.04         1.14    18,644,869.08

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................ 2011     11.66        12.94        75,142.90
                                                         2012     12.94        14.72        65,499.19
                                                         2013     14.72        19.28        69,140.51

Loomis Sayles Global Markets Investment Division
  (Class B) (10/7/2011)................................. 2011     11.97        12.63        96,524.90
                                                         2012     12.63        14.56        99,532.95
                                                         2013     14.56        16.80       417,987.22

Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income Investment
  Division (Class B)) (10/7/2011)....................... 2011     10.42        11.15       425,592.19
                                                         2012     11.15        12.37       416,458.13
                                                         2013     12.37        12.91             0.00

Loomis Sayles Small Cap Core Investment Division
  (Class B) (10/7/2011)................................. 2011     31.15        35.04       217,256.18
                                                         2012     35.04        39.47       197,627.20
                                                         2013     39.47        54.73       187,336.29

                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................. 2011    $22.39       $23.70      929,050.20
                                                           2012     23.70        26.39      889,209.15
                                                           2013     26.39        28.08      919,199.51

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................. 2011     28.35        31.20      262,737.90
                                                           2012     31.20        34.31      244,245.87
                                                           2013     34.31        46.17      233,879.06

Met/Eaton Vance Floating Rate Investment Division
  (Class B) (10/7/2011)................................... 2011      9.99        10.27       46,500.83
                                                           2012     10.27        10.86       53,880.72
                                                           2013     10.86        11.12      120,350.30

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011).......................... 2011     14.20        14.21       19,490.86
                                                           2012     14.21        16.52       22,289.57
                                                           2013     16.52        20.77       25,242.50

Met/Franklin Low Duration Total Return Investment
  Division (Class B) (10/7/2011).......................... 2011      9.71         9.76       40,149.93
                                                           2012      9.76        10.04       94,628.08
                                                           2013     10.04        10.01      581,968.93

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)................................... 2011     11.93        11.97       29,195.65
                                                           2012     11.97        13.48       47,970.68
                                                           2013     13.48        13.43       47,949.64

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.78        10.38      775,315.08
                                                           2012     10.38        11.94      654,096.70
                                                           2013     11.94        15.24      601,649.31

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.19         9.38    1,804,482.43
                                                           2012      9.38        10.45    4,458,350.10
                                                           2013     10.45        11.78    7,739,773.26

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)................................... 2011     12.18        12.48    2,504,571.13
                                                           2012     12.48        13.43    2,818,239.91
                                                           2013     13.43        13.81    2,716,853.79

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011     11.67        12.07    7,475,816.82
                                                           2012     12.07        13.26    7,656,285.76
                                                           2013     13.26        14.50    6,915,137.76

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................. 2013     11.59        13.21      404,819.81

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011).............. 2011      8.76         9.35      392,549.81
                                                           2012      9.35        10.70      371,044.59
                                                           2013     10.70        11.52            0.00

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ -------------
MetLife Mid Cap Stock Index Investment Division
  (Class B) (10/7/2011).................................. 2011    $15.18       $16.68     1,068,023.86
                                                          2012     16.68        19.29     1,061,147.98
                                                          2013     19.29        25.26     1,148,417.94

MetLife Moderate Allocation Investment Division
  (Class B) (10/7/2011).................................. 2011     11.10        11.58    22,147,558.60
                                                          2012     11.58        12.92    21,780,778.59
                                                          2013     12.92        15.03    20,829,467.27

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)......................... 2011     10.46        11.02    10,096,614.72
                                                          2012     11.02        12.53     9,083,118.91
                                                          2013     12.53        15.36     8,791,780.80

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012)................................. 2012      0.98         1.01       212,281.01
                                                          2013      1.01         1.12     6,253,847.07

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................ 2011     35.11        38.23     2,276,452.07
                                                          2012     38.23        43.49     2,156,879.22
                                                          2013     43.49        56.46     1,970,951.96

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011).................................. 2011      9.75        10.05       245,529.91
                                                          2012     10.05        11.77       243,762.94
                                                          2013     11.77        11.03       294,025.06

MFS(R) Research International Investment Division
  (Class B) (10/7/2011).................................. 2011     12.51        12.70       843,429.54
                                                          2012     12.70        14.61       773,041.51
                                                          2013     14.61        17.17       690,792.43

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................ 2011     41.79        44.21       126,149.10
                                                          2012     44.21        48.50       116,717.03
                                                          2013     48.50        56.74       122,190.70

MFS(R) Value Investment Division (Class B) (10/7/2011)... 2011     10.75        11.73       978,775.54
                                                          2012     11.73        13.45       867,384.44
                                                          2013     13.45        17.94     1,471,057.63

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................ 2011      8.02         8.71       285,032.99
                                                          2012      8.71         9.77       282,179.95
                                                          2013      9.77        10.71             0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     13.41        13.62       688,742.46
                                                          2012     13.62        14.67       641,624.81
                                                          2013     14.67        20.10       437,422.06

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................ 2011     10.84        10.96     2,175,900.58
                                                          2012     10.96        12.75     2,173,357.36
                                                          2013     12.75        15.27     2,071,226.44

                                                              BEGINNING OF               NUMBER OF
                                                                  YEAR     END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                      ---- ------------ ------------ -------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011)........................................... 2011    $15.32       $16.89       555,461.98
                                                         2012     16.89        18.27       505,309.98
                                                         2013     18.27        24.89       639,957.94

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011)........................................... 2011     13.26        14.48       286,100.44
                                                         2012     14.48        15.03       276,116.60
                                                         2013     15.03        16.29             0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011)........................................... 2011     16.23        16.75       509,612.12
                                                         2012     16.75        20.00       483,451.77
                                                         2013     20.00        25.06       538,295.09

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................ 2011      7.99         8.35       206,905.28
                                                         2012      8.35        10.06       210,755.65
                                                         2013     10.06        10.70             0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011)................................. 2011     14.75        15.03     3,484,395.56
                                                         2012     15.03        16.16     3,624,058.83
                                                         2013     16.16        14.45     2,823,168.42

PIMCO Total Return Investment Division (Class B)
  (10/7/2011)........................................... 2011     16.21        16.57     4,419,373.15
                                                         2012     16.57        17.85     4,551,312.30
                                                         2013     17.85        17.25     4,298,846.85

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011)........................................... 2011     24.65        25.27       214,494.92
                                                         2012     25.27        27.75       239,293.29
                                                         2013     27.75        27.74       243,696.59

Pyramis(R) Government Income Investment Division
  (Class B) (10/7/2011)................................. 2011     10.61        10.75       667,464.67
                                                         2012     10.75        10.92     1,945,436.62
                                                         2013     10.92        10.28     1,860,467.52

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013)........................................... 2013     10.21        10.74       214,392.13

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011)........................................... 2011     14.98        16.90       609,813.85
                                                         2012     16.90        19.34       612,648.13
                                                         2013     19.34        26.34       589,850.95

Schroders Global Multi-Asset Investment Division
  (Class B) (4/30/2012)................................. 2012      1.01         1.06     4,940,453.63
                                                         2013      1.06         1.15    12,034,917.75

SSgA Growth and Income ETF Investment Division
  (Class B) (10/7/2011)................................. 2011     10.97        11.60     3,324,555.27
                                                         2012     11.60        12.90     3,328,335.00
                                                         2013     12.90        14.36     3,089,889.64

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 10.19      $ 10.83      328,302.17
                                                          2012     10.83        12.28      342,949.93
                                                          2013     12.28        14.29      494,356.99

T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013     17.29        21.82      984,673.60

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      6.07         6.11    1,493,606.86
                                                          2012      6.11         6.75    1,469,983.29
                                                          2013      6.75         7.06            0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      9.42        10.11    1,486,930.40
                                                          2012     10.11        11.32    1,485,226.94
                                                          2013     11.32        15.24    1,436,722.82

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     16.13        18.00      464,082.83
                                                          2012     18.00        20.56      462,198.64
                                                          2013     20.56        29.22      490,050.76

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.78        15.43      104,535.58
                                                          2012     15.43        15.60      123,929.08
                                                          2013     15.60        17.03      107,019.35

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     17.78        17.88      798,682.88
                                                          2012     17.88        18.16      781,479.28
                                                          2013     18.16        17.73      723,944.31

AT 1.70 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     23.08        23.79    1,077,280.00
                                                          2012     23.79        27.64      964,772.85
                                                          2013     27.64        34.86      884,672.45

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     87.06        93.13      423,179.38
                                                          2012     93.13       107.56      395,509.51
                                                          2013    107.56       141.17      357,771.29

                                                                  1.50 SEPARATE ACCOUNT CHARGE
                                                           -------------------------------------------
                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011    $ 9.42       $ 9.72      354,625.73
                                                           2012      9.72        10.55      719,244.94
                                                           2013     10.55        11.55      829,527.04

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.11         9.51      715,201.03
                                                           2012      9.51        10.63      652,169.46
                                                           2013     10.63        12.41      575,958.03

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      8.35         8.80      592,500.82
                                                           2012      8.80        10.07      521,805.64
                                                           2013     10.07        12.41      426,860.41

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................. 2011      8.13         8.62      383,966.45
                                                           2012      8.62         9.97      347,605.73
                                                           2013      9.97        12.75      334,731.76

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.63         9.97    1,124,128.52
                                                           2012      9.97        10.89    1,056,159.57
                                                           2013     10.89        12.18      934,254.08

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................. 2011     10.19        10.59      409,083.46
                                                           2012     10.59        11.54      945,784.87
                                                           2013     11.54        10.98      975,528.07

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)................................... 2011     10.44        10.46       86,882.44
                                                           2012     10.46        12.30       83,195.34
                                                           2013     12.30        13.95       70,249.66

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond
  Index Investment Division (Class B)) (10/7/2011)........ 2011     16.02        16.21      588,724.26
                                                           2012     16.21        16.54      607,450.69
                                                           2013     16.54        15.88      622,779.47

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................. 2011     53.01        53.87       72,516.04
                                                           2012     53.87        56.93       67,964.73
                                                           2013     56.93        55.52       66,524.31

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011).............. 2011     26.83        27.90       56,584.75
                                                           2012     27.90        31.35       50,397.68
                                                           2013     31.35        41.35       42,849.73

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)................................... 2011      9.26         9.56      532,761.19
                                                           2012      9.56        10.27      932,599.55
                                                           2013     10.27        11.17    1,147,919.67

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 56.44      $ 60.98        5,743.03
                                                            2012     60.98        68.12        6,745.64
                                                            2013     68.12        90.12        6,480.24

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.97        11.00      121,689.78
                                                            2012     11.00        12.35      130,003.20
                                                            2013     12.35        16.02      126,620.11

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     22.39        22.32        3,301.21
                                                            2012     22.32        21.98        4,449.62
                                                            2013     21.98        21.65        2,943.55

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     12.35        13.17      159,733.04
                                                            2012     13.17        16.35      162,436.52
                                                            2013     16.35        16.68      143,425.61

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      7.01         7.61      106,870.94
                                                            2012      7.61         8.88      157,808.33
                                                            2013      8.88        12.74      187,342.66

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    132.75       137.60       33,538.32
                                                            2012    137.60       166.06       31,668.19
                                                            2013    166.06       210.68       25,264.07

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     27.99        30.61      117,517.98
                                                            2012     30.61        33.96       99,703.63
                                                            2013     33.96        44.62       82,217.72

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     38.97        41.84       30,568.49
                                                            2012     41.84        45.62       23,063.68
                                                            2013     45.62        59.52       17,466.11

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.66        16.69      185,328.08
                                                            2012     16.69        21.25      164,706.41
                                                            2013     21.25        27.32      148,986.84

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04    2,274,024.35
                                                            2013      1.04         1.05    4,394,985.88

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B))...................................... 2012     24.98        25.66      135,075.00
                                                            2013     25.66        32.94      114,104.70

                                                              BEGINNING OF               NUMBER OF
                                                                  YEAR     END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                      ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B)) (10/7/2011)....................... 2011    $20.48       $22.71      144,793.52
                                                         2012     22.71        25.10            0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011     14.11        15.35       25,669.97
                                                         2012     15.35        17.88       21,714.28
                                                         2013     17.88        24.69       22,986.91

Jennison Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011      4.81         5.01      160,650.72
                                                         2012      5.01         5.70      287,794.25
                                                         2013      5.70         7.68      234,618.04

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................ 2011      7.59         8.09       95,345.31
                                                         2012      8.09         9.09            0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013)........................................... 2013     11.17        10.62      136,941.95

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................ 2011     10.62        10.76      140,268.94
                                                         2012     10.76        11.12      149,029.86
                                                         2013     11.12        11.09            0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012)................................. 2012      1.01         1.04      992,280.82
                                                         2013      1.04         1.14    3,152,528.62

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................ 2011     11.63        12.90       19,039.31
                                                         2012     12.90        14.66       15,358.14
                                                         2013     14.66        19.20       13,014.04

Loomis Sayles Global Markets Investment Division
  (Class B) (10/7/2011)................................. 2011     11.94        12.59       28,492.20
                                                         2012     12.59        14.51       32,324.14
                                                         2013     14.51        16.74      116,284.15

Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income Investment
  Division (Class B)) (10/7/2011)....................... 2011     10.40        11.13      121,733.09
                                                         2012     11.13        12.34      111,211.70
                                                         2013     12.34        12.87            0.00

Loomis Sayles Small Cap Core Investment Division
  (Class B) (10/7/2011)................................. 2011     30.88        34.74       19,998.60
                                                         2012     34.74        39.10       20,078.39
                                                         2013     39.10        54.19       15,215.04

                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................. 2011    $22.22       $23.52      120,620.48
                                                           2012     23.52        26.17      109,217.65
                                                           2013     26.17        27.83      117,133.99

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................. 2011     28.09        30.91       25,481.23
                                                           2012     30.91        33.98       21,192.87
                                                           2013     33.98        45.69       21,095.67

Met/Eaton Vance Floating Rate Investment Division
  (Class B) (10/7/2011)................................... 2011      9.99        10.26       14,803.09
                                                           2012     10.26        10.85       16,714.76
                                                           2013     10.85        11.10       24,145.91

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011).......................... 2011     14.18        14.19        5,272.29
                                                           2012     14.19        16.48        6,093.17
                                                           2013     16.48        20.72        5,321.44

Met/Franklin Low Duration Total Return Investment
  Division (Class B) (10/7/2011).......................... 2011      9.71         9.76       11,656.92
                                                           2012      9.76        10.03       12,945.04
                                                           2013     10.03        10.00       45,540.79

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)................................... 2011     11.91        11.95        9,184.44
                                                           2012     11.95        13.46       12,476.84
                                                           2013     13.46        13.40       12,497.05

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.75        10.34       60,419.27
                                                           2012     10.34        11.89       82,883.83
                                                           2013     11.89        15.17       50,617.33

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.18         9.37      435,649.38
                                                           2012      9.37        10.44    1,059,337.87
                                                           2013     10.44        11.77    1,820,476.44

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)................................... 2011     12.14        12.44      845,359.90
                                                           2012     12.44        13.38      939,109.22
                                                           2013     13.38        13.75      896,024.37

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011     11.63        12.03    1,931,443.06
                                                           2012     12.03        13.21    1,871,784.00
                                                           2013     13.21        14.44    1,679,896.64
MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................. 2013     11.57        13.18      146,649.19

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011).............. 2011      8.75         9.33       85,034.50
                                                           2012      9.33        10.68       80,555.94
                                                           2013     10.68        11.49            0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $15.09       $16.59      134,954.72
                                                             2012     16.59        19.17      140,104.32
                                                             2013     19.17        25.09      127,547.25

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.07        11.54    3,408,700.83
                                                             2012     11.54        12.87    3,275,251.30
                                                             2013     12.87        14.97    3,066,135.41

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.43        10.99      834,393.41
                                                             2012     10.99        12.49      759,978.37
                                                             2013     12.49        15.29      769,651.75

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01        4,144.67
                                                             2013      1.01         1.12    1,974,018.55

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     34.73        37.82      260,646.69
                                                             2012     37.82        43.00      248,834.96
                                                             2013     43.00        55.79      221,405.71

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.73        10.02       82,986.42
                                                             2012     10.02        11.73       72,210.39
                                                             2013     11.73        10.98       68,094.35

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     12.45        12.63      108,824.82
                                                             2012     12.63        14.52       86,420.65
                                                             2013     14.52        17.06       68,713.25

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     41.29        43.67       20,510.69
                                                             2012     43.67        47.88       22,811.63
                                                             2013     47.88        55.99       20,666.18

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.68        11.65      127,058.25
                                                             2012     11.65        13.35      116,843.82
                                                             2013     13.35        17.81      196,784.60

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      8.01         8.69      124,705.18
                                                             2012      8.69         9.75      125,825.90
                                                             2013      9.75        10.68            0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     13.32        13.52       65,707.22
                                                             2012     13.52        14.55       62,094.56
                                                             2013     14.55        19.93       53,138.19

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.77        10.89      235,444.24
                                                             2012     10.89        12.66      226,570.43
                                                             2013     12.66        15.15      207,490.64

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011    $15.24       $16.80       41,317.92
                                                            2012     16.80        18.16       37,860.75
                                                            2013     18.16        24.72       46,149.74

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     13.20        14.41       21,863.71
                                                            2012     14.41        14.94       20,670.83
                                                            2013     14.94        16.20            0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.11        16.62       81,434.96
                                                            2012     16.62        19.84       81,886.06
                                                            2013     19.84        24.85       99,560.62

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.98         8.34       62,533.62
                                                            2012      8.34        10.04       62,228.00
                                                            2013     10.04        10.67            0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.69        14.96      572,264.49
                                                            2012     14.96        16.09      621,060.60
                                                            2013     16.09        14.38      533,132.64

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.12        16.48      607,907.44
                                                            2012     16.48        17.74      701,335.88
                                                            2013     17.74        17.14      683,091.33

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     24.44        25.05       28,591.84
                                                            2012     25.05        27.50       36,641.71
                                                            2013     27.50        27.47       41,114.53

Pyramis(R) Government Income Investment Division
  (Class B) (10/7/2011).................................... 2011     10.60        10.74      164,178.70
                                                            2012     10.74        10.92      653,967.97
                                                            2013     10.92        10.27      600,141.41

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.74       48,987.52

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.89        16.79       81,213.05
                                                            2012     16.79        19.20       79,165.33
                                                            2013     19.20        26.14       58,088.96

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06      573,694.08
                                                            2013      1.06         1.15    2,207,019.88

SSgA Growth and Income ETF Investment Division
  (Class B) (10/7/2011).................................... 2011     10.94        11.57      989,652.61
                                                            2012     11.57        12.86    1,013,144.06
                                                            2013     12.86        14.30      970,614.76

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 10.16      $ 10.80      93,111.19
                                                          2012     10.80        12.23      66,820.74
                                                          2013     12.23        14.23      97,485.51

T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013     17.16        21.66     155,553.58

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      6.04         6.08     269,936.66
                                                          2012      6.08         6.71     227,163.66
                                                          2013      6.71         7.02           0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      9.37        10.05     231,521.01
                                                          2012     10.05        11.26     197,074.27
                                                          2013     11.26        15.15     195,953.98

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     16.02        17.87      63,179.05
                                                          2012     17.87        20.40      68,059.25
                                                          2013     20.40        28.98      67,436.69

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.76        15.41      32,332.05
                                                          2012     15.41        15.57      36,590.62
                                                          2013     15.57        16.98      35,096.90

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     17.63        17.73     104,343.44
                                                          2012     17.73        17.99     103,995.91
                                                          2013     17.99        17.57     103,818.11

AT 1.75 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     22.93        23.63     151,964.78
                                                          2012     23.63        27.44     121,669.04
                                                          2013     27.44        34.59     101,297.65

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     85.86        91.84      53,940.17
                                                          2012     91.84       106.01      51,013.23
                                                          2013    106.01       139.08      47,164.14

                                                                  1.60 SEPARATE ACCOUNT CHARGE
                                                           -------------------------------------------
                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011    $ 9.42       $ 9.72            0.00
                                                           2012      9.72        10.53       53,306.17
                                                           2013     10.53        11.52       82,608.78

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.08         9.47      625,136.28
                                                           2012      9.47        10.58      268,817.67
                                                           2013     10.58        12.34      252,817.46

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      8.33         8.77      458,398.08
                                                           2012      8.77        10.02      361,370.63
                                                           2013     10.02        12.34      408,519.16

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................. 2011      8.11         8.59       17,046.83
                                                           2012      8.59         9.93       18,025.72
                                                           2013      9.93        12.68       15,133.66

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.60         9.94      344,030.86
                                                           2012      9.94        10.84      370,572.54
                                                           2013     10.84        12.11      323,712.52

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................. 2011     10.19        10.59            0.00
                                                           2012     10.59        11.52      162,046.77
                                                           2013     11.52        10.95      112,691.46

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)................................... 2011     10.23        10.24      114,154.96
                                                           2012     10.24        12.03      110,480.30
                                                           2013     12.03        13.64      225,321.64

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond
  Index Investment Division (Class B)) (10/7/2011)........ 2011     15.81        15.99      960,627.22
                                                           2012     15.99        16.31      992,619.62
                                                           2013     16.31        15.64    1,001,308.35

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................. 2011     51.54        52.37       90,560.85
                                                           2012     52.37        55.28       88,815.05
                                                           2013     55.28        53.86       80,782.88

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011).............. 2011     26.38        27.42       65,183.77
                                                           2012     27.42        30.78       60,974.58
..                                                          2013     30.78        40.57       58,392.36

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)................................... 2011      9.26         9.55            0.00
                                                           2012      9.55        10.26       93,570.55
                                                           2013     10.26        11.14      106,319.13

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 54.86      $ 59.26       20,092.73
                                                            2012     59.26        66.14       19,538.65
                                                            2013     66.14        87.41       18,514.71

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.88        10.89      255,339.11
                                                            2012     10.89        12.21      238,135.77
                                                            2013     12.21        15.84      239,108.96

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     21.77        21.69           44.53
                                                            2012     21.69        21.35        1,121.69
                                                            2013     21.35        21.01            0.00

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     12.26        13.07      379,396.52
                                                            2012     13.07        16.21      351,309.43
                                                            2013     16.21        16.52      337,121.33

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.94         7.52       80,192.49
                                                            2012      7.52         8.77       83,579.26
                                                            2013      8.77        12.57       95,987.86

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    128.88       133.56       26,458.06
                                                            2012    133.56       161.02       24,262.05
                                                            2013    161.02       204.08       21,801.49

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     27.52        30.09      232,569.13
                                                            2012     30.09        33.35      215,824.92
                                                            2013     33.35        43.77      184,667.89

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     38.07        40.86       34,230.45
                                                            2012     40.86        44.51       30,165.84
                                                            2013     44.51        58.01       26,795.44

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.50        16.52      428,563.44
                                                            2012     16.52        21.01      413,396.27
                                                            2013     21.01        26.99      404,858.25

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04      743,438.84
                                                            2013      1.04         1.04    1,225,191.24

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B))...................................... 2012     24.65        25.30      228,120.83
                                                            2013     25.30        32.45      203,212.00

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $20.22       $22.41     238,737.31
                                                            2012     22.41        24.77           0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.97        15.19      45,471.31
                                                            2012     15.19        17.68      70,471.03
                                                            2013     17.68        24.39      42,555.94

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011      4.76         4.95     262,756.56
                                                            2012      4.95         5.63     484,165.29
                                                            2013      5.63         7.57     391,814.88

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.50         8.00     115,159.09
                                                            2012      8.00         8.99           0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     11.12        10.56       4,640.21

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.58        10.72       3,578.50
                                                            2012     10.72        11.07       3,902.67
                                                            2013     11.07        11.04           0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     141,760.02
                                                            2013      1.04         1.14     465,208.71

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.55        12.82           0.00
                                                            2012     12.82        14.55           0.00
                                                            2013     14.55        19.03           0.00

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.87        12.52         668.28
                                                            2012     12.52        14.41       2,198.75
                                                            2013     14.41        16.61      57,871.35

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.36        11.09      64,419.92
                                                            2012     11.09        12.28      74,275.04
                                                            2013     12.28        12.81           0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     30.34        34.13      55,181.47
                                                            2012     34.13        38.38      52,532.59
                                                            2013     38.38        53.13      50,028.12

                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................. 2011    $21.88       $23.15      185,375.17
                                                           2012     23.15        25.73      174,088.59
                                                           2013     25.73        27.35      161,214.69

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................. 2011     27.58        30.34       85,043.81
                                                           2012     30.34        33.31       72,002.19
                                                           2013     33.31        44.76       70,912.01

Met/Eaton Vance Floating Rate Investment Division
  (Class B) (10/7/2011)................................... 2011      9.97        10.24            0.00
                                                           2012     10.24        10.82          198.66
                                                           2013     10.82        11.06        2,294.25

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011).......................... 2011     14.13        14.15            0.00
                                                           2012     14.15        16.41            0.00
                                                           2013     16.41        20.61            0.00

Met/Franklin Low Duration Total Return Investment
  Division (Class B) (10/7/2011).......................... 2011      9.71         9.75            0.00
                                                           2012      9.75        10.02        3,976.94
                                                           2013     10.02         9.97       37,430.75

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)................................... 2011     11.88        11.92            0.00
                                                           2012     11.92        13.41            0.00
                                                           2013     13.41        13.33            0.00

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.69        10.27      201,197.36
                                                           2012     10.27        11.80      181,854.71
                                                           2013     11.80        15.04      193,173.59

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.18         9.37            0.00
                                                           2012      9.37        10.43       37,577.60
                                                           2013     10.43        11.73      134,912.15

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)................................... 2011     12.06        12.36      693,399.32
                                                           2012     12.36        13.28      671,739.80
                                                           2013     13.28        13.63      619,284.17

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011     11.56        11.95    1,881,823.46
                                                           2012     11.95        13.11    1,827,206.11
                                                           2013     13.11        14.31    1,742,279.70

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................. 2013     11.51        13.10       84,466.47

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011).............. 2011      8.72         9.30      118,235.45
                                                           2012      9.30        10.63       81,887.81
                                                           2013     10.63        11.43            0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $14.92       $16.40      248,258.06
                                                             2012     16.40        18.94      246,612.80
                                                             2013     18.94        24.75      226,602.35

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.00        11.46    4,212,109.36
                                                             2012     11.46        12.78    3,916,510.83
                                                             2013     12.78        14.84    3,849,805.21

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.36        10.91    3,234,319.70
                                                             2012     10.91        12.39    2,989,661.01
                                                             2013     12.39        15.16    2,776,014.48

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01            0.00
                                                             2013      1.01         1.12      181,580.92

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     33.99        37.01      651,882.86
                                                             2012     37.01        42.04      635,176.46
                                                             2013     42.04        54.49      496,068.29

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.67         9.96        2,084.57
                                                             2012      9.96        11.66        4,652.08
                                                             2013     11.66        10.90        5,079.63

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     12.32        12.49      324,836.53
                                                             2012     12.49        14.35      318,273.89
                                                             2013     14.35        16.84      307,061.98

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     40.29        42.61       38,843.68
                                                             2012     42.61        46.67       39,502.43
                                                             2013     46.67        54.52       32,797.29

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.54        11.50      241,492.65
                                                             2012     11.50        13.16      228,041.64
                                                             2013     13.16        17.54      423,903.26

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.98         8.66       38,314.49
                                                             2012      8.66         9.71       36,445.54
                                                             2013      9.71        10.63            0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     13.12        13.32      122,560.15
                                                             2012     13.32        14.32      123,278.06
                                                             2013     14.32        19.60      116,172.00

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.63        10.74      493,952.54
                                                             2012     10.74        12.48      443,217.81
                                                             2013     12.48        14.93      381,437.50

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011    $15.06       $16.61     197,376.09
                                                            2012     16.61        17.94     181,866.96
                                                            2013     17.94        24.39     188,037.50

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     13.07        14.26      35,294.31
                                                            2012     14.26        14.78      38,338.21
                                                            2013     14.78        16.01           0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.88        16.38      81,469.99
                                                            2012     16.38        19.53      71,670.87
                                                            2013     19.53        24.43      75,606.98

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.95         8.31      14,055.43
                                                            2012      8.31         9.99      11,703.09
                                                            2013      9.99        10.62           0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.56        14.83     375,395.10
                                                            2012     14.83        15.93     398,156.01
                                                            2013     15.93        14.22     299,025.81

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.95        16.30     578,370.15
                                                            2012     16.30        17.53     596,834.07
                                                            2013     17.53        16.92     498,548.19

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     24.02        24.61       2,782.74
                                                            2012     24.61        26.99       5,203.24
                                                            2013     26.99        26.94       4,342.26

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.60        10.74           0.00
                                                            2012     10.74        10.90      17,925.76
                                                            2013     10.90        10.24      17,427.65

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.73       9,948.99

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.69        16.57     150,708.05
                                                            2012     16.57        18.93     143,094.71
                                                            2013     18.93        25.74     132,417.34

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06     139,584.42
                                                            2013      1.06         1.15     428,329.28

SSgA Growth and Income ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.87        11.49     274,825.40
                                                            2012     11.49        12.76     310,451.12
                                                            2013     12.76        14.19     456,325.24

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 10.10      $ 10.73     145,727.00
                                                          2012     10.73        12.14     141,766.85
                                                          2013     12.14        14.11      99,290.55

T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013     16.91        21.33     329,949.87

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      5.98         6.01     303,932.87
                                                          2012      6.01         6.63     281,002.42
                                                          2013      6.63         6.93           0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      9.27         9.94     246,838.05
                                                          2012      9.94        11.12     218,366.58
                                                          2013     11.12        14.95     212,814.14

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     15.78        17.60     101,552.06
                                                          2012     17.60        20.08      90,749.18
                                                          2013     20.08        28.49      87,952.80

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.72        15.36         181.88
                                                          2012     15.36        15.50          36.27
                                                          2013     15.50        16.90          37.17

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     17.33        17.42     210,771.08
                                                          2012     17.42        17.67     205,205.44
                                                          2013     17.67        17.23     192,792.80

AT 1.85 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     22.62        23.31     296,003.82
                                                          2012     23.31        27.04     274,985.36
                                                          2013     27.04        34.05     252,109.23

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     83.52        89.31     107,196.01
                                                          2012     89.31       102.99     105,246.29
                                                          2013    102.99       134.98      93,562.95

                                                                    1.65 SEPARATE ACCOUNT CHARGE
                                                             -------------------------------------------
                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011    $ 9.42       $ 9.71      58,398.55
                                                             2012      9.71        10.52     187,622.64
                                                             2013     10.52        11.50     183,445.63

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.07         9.45      25,977.29
                                                             2012      9.45        10.56      19,432.98
                                                             2013     10.56        12.31      23,174.93

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.31         8.75      37,674.58
                                                             2012      8.75        10.00      42,544.77
                                                             2013     10.00        12.31      21,860.96

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................... 2011      8.09         8.57      53,445.80
                                                             2012      8.57         9.90      48,781.11
                                                             2013      9.90        12.64      45,491.23

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.58         9.92     127,149.49
                                                             2012      9.92        10.81     121,233.87
                                                             2013     10.81        12.07      73,182.11

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.19        10.58      76,461.81
                                                             2012     10.58        11.51     291,294.97
                                                             2013     11.51        10.93     269,266.64

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)..................................... 2011     10.12        10.14      10,044.05
                                                             2012     10.14        11.90       8,690.17
                                                             2013     11.90        13.48       8,438.05

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond Index
  Investment Division (Class B)) (10/7/2011)................ 2011     15.71        15.89     165,580.14
                                                             2012     15.89        16.19     203,375.88
                                                             2013     16.19        15.53     183,296.20

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................... 2011     50.82        51.63      19,655.22
                                                             2012     51.63        54.48      24,634.81
                                                             2013     54.48        53.04      24,258.62

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011)................ 2011     26.15        27.19      10,262.52
                                                             2012     27.19        30.50      11,508.36
                                                             2013     30.50        40.18      10,889.51

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.26         9.55     103,682.93
                                                             2012      9.55        10.25     196,460.07
                                                             2013     10.25        11.12     222,795.95

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 54.09      $ 58.42       1,806.56
                                                            2012     58.42        65.17       1,154.02
                                                            2013     65.17        86.08       1,100.07

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.83        10.84      21,281.63
                                                            2012     10.84        12.15      21,349.26
                                                            2013     12.15        15.75      19,884.69

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     21.47        21.39     317,520.61
                                                            2012     21.39        21.03     207,757.64
                                                            2013     21.03        20.69     217,008.22

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     12.21        13.02      40,306.61
                                                            2012     13.02        16.14      37,122.74
                                                            2013     16.14        16.44      54,129.32

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.90         7.48      11,470.45
                                                            2012      7.48         8.72      21,676.68
                                                            2013      8.72        12.49      23,249.58

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    126.99       131.58       6,397.57
                                                            2012    131.58       158.56       6,238.36
                                                            2013    158.56       200.86       5,200.80

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     27.28        29.83      22,395.86
                                                            2012     29.83        33.05      14,901.85
                                                            2013     33.05        43.35      14,147.84

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     37.62        40.38       3,451.97
                                                            2012     40.38        43.96       2,462.23
                                                            2013     43.96        57.27       2,135.58

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.41        16.44      33,109.16
                                                            2012     16.44        20.90      31,381.76
                                                            2013     20.90        26.82      29,408.92

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     468,572.00
                                                            2013      1.04         1.04     467,431.98

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B))............................................... 2012     24.48        25.12      19,745.98
                                                            2013     25.12        32.20      26,940.12

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $20.09       $22.26      23,605.91
                                                            2012     22.26        24.60           0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.90        15.12       2,054.73
                                                            2012     15.12        17.58         557.18
                                                            2013     17.58        24.24       1,700.55

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011      4.73         4.92      10,168.70
                                                            2012      4.92         5.59      39,629.07
                                                            2013      5.59         7.52      22,124.33

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.47         7.95      19,258.26
                                                            2012      7.95         8.94           0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     11.09        10.53      44,113.84

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.56        10.70      31,173.38
                                                            2012     10.70        11.04      54,846.96
                                                            2013     11.04        11.01           0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     194,176.61
                                                            2013      1.04         1.14     639,945.56

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.52        12.77       1,331.61
                                                            2012     12.77        14.49       1,351.94
                                                            2013     14.49        18.95         607.74

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.84        12.49       1,846.54
                                                            2012     12.49        14.36       2,086.83
                                                            2013     14.36        16.55      17,268.28

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.35        11.07      29,960.18
                                                            2012     11.07        12.25      22,368.69
                                                            2013     12.25        12.78           0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     30.08        33.83       4,008.23
                                                            2012     33.83        38.02       3,093.54
                                                            2013     38.02        52.61       2,387.16

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................... 2011    $21.71       $22.97      97,182.64
                                                             2012     22.97        25.52      41,561.26
                                                             2013     25.52        27.11      35,958.54

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................... 2011     27.33        30.06       6,503.90
                                                             2012     30.06        32.99       5,174.05
                                                             2013     32.99        44.30       5,100.21

Met/Eaton Vance Floating Rate Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.96        10.24       2,075.00
                                                             2012     10.24        10.81       5,451.18
                                                             2013     10.81        11.04      44,150.74

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011)............................ 2011     14.11        14.12       2,965.54
                                                             2012     14.12        16.38       2,938.93
                                                             2013     16.38        20.56       2,689.74

Met/Franklin Low Duration Total Return Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.70         9.75      16,056.26
                                                             2012      9.75        10.01      59,136.25
                                                             2013     10.01         9.96      61,431.63

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.87        11.91           0.00
                                                             2012     11.91        13.39           0.00
                                                             2013     13.39        13.30           0.00

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.66        10.24       8,339.65
                                                             2012     10.24        11.76       8,120.98
                                                             2013     11.76        14.98       1,131.82

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.18         9.36      79,729.72
                                                             2012      9.36        10.42     201,765.55
                                                             2013     10.42        11.72     348,560.53

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)..................................... 2011     12.02        12.32     367,204.20
                                                             2012     12.32        13.23     403,006.22
                                                             2013     13.23        13.57     385,103.45

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     11.52        11.91     362,177.58
                                                             2012     11.91        13.06     356,238.35
                                                             2013     13.06        14.25     324,721.08

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................... 2013     11.48        13.06      13,138.03

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)................ 2011      8.70         9.28       9,548.87
                                                             2012      9.28        10.60       9,106.65
                                                             2013     10.60        11.41           0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $14.84       $16.31      32,458.21
                                                             2012     16.31        18.82      35,346.48
                                                             2013     18.82        24.59      35,836.03

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.96        11.43     838,757.28
                                                             2012     11.43        12.73     746,282.24
                                                             2013     12.73        14.77     693,491.64

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.33        10.88     356,383.45
                                                             2012     10.88        12.34     226,623.31
                                                             2013     12.34        15.09     186,422.80

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01      10,927.33
                                                             2013      1.01         1.12     418,742.16

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     33.63        36.61      55,533.46
                                                             2012     36.61        41.56      53,948.87
                                                             2013     41.56        53.85      47,027.06

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.65         9.93       7,513.65
                                                             2012      9.93        11.62       6,435.01
                                                             2013     11.62        10.86       5,881.20

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     12.25        12.43      11,573.46
                                                             2012     12.43        14.26       8,975.23
                                                             2013     14.26        16.73       6,693.48

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     39.80        42.08       3,737.38
                                                             2012     42.08        46.07       3,504.08
                                                             2013     46.07        53.79       4,797.06

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.48        11.42      14,636.11
                                                             2012     11.42        13.07      12,870.38
                                                             2013     13.07        17.41      22,671.86

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.97         8.64      19,806.24
                                                             2012      8.64         9.68      20,484.17
                                                             2013      9.68        10.60           0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     13.03        13.22      12,568.14
                                                             2012     13.22        14.21       9,509.04
                                                             2013     14.21        19.43      10,632.96

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.56        10.67      71,557.02
                                                             2012     10.67        12.39      63,474.31
                                                             2013     12.39        14.81      51,457.47

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011    $14.98       $16.51       8,078.86
                                                            2012     16.51        17.82       6,354.72
                                                            2013     17.82        24.23       7,507.72

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     13.00        14.19       2,374.96
                                                            2012     14.19        14.69       2,025.78
                                                            2013     14.69        15.92           0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.76        16.26       8,439.75
                                                            2012     16.26        19.38       8,547.36
                                                            2013     19.38        24.23      12,205.61

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.93         8.29       2,115.55
                                                            2012      8.29         9.97       5,813.29
                                                            2013      9.97        10.59           0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.50        14.77     185,064.63
                                                            2012     14.77        15.85     249,001.07
                                                            2013     15.85        14.15     172,267.39

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.87        16.21     162,544.82
                                                            2012     16.21        17.43     190,533.63
                                                            2013     17.43        16.81     178,916.36

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     23.81        24.39      15,235.11
                                                            2012     24.39        26.74      18,748.71
                                                            2013     26.74        26.68      29,857.56

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.60        10.73      30,352.58
                                                            2012     10.73        10.89     120,267.49
                                                            2013     10.89        10.23      78,396.37

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.73       2,450.45

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.60        16.47      17,496.95
                                                            2012     16.47        18.80      19,657.11
                                                            2013     18.80        25.55      23,621.12

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06     229,272.71
                                                            2013      1.06         1.15     577,903.04

SSgA Growth and Income ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.84        11.46      68,826.88
                                                            2012     11.46        12.72      67,111.05
                                                            2013     12.72        14.13      78,298.71

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 10.07      $ 10.69     19,725.38
                                                          2012     10.69        12.10     25,036.59
                                                          2013     12.10        14.05     21,988.88
T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013     16.79        21.17     28,289.83

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      5.95         5.98     39,014.47
                                                          2012      5.98         6.59     25,207.82
                                                          2013      6.59         6.89          0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      9.22         9.89     31,667.89
                                                          2012      9.89        11.06     32,106.37
                                                          2013     11.06        14.86     33,000.88

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     15.67        17.47      7,151.98
                                                          2012     17.47        19.92      8,349.10
                                                          2013     19.92        28.25      9,951.21

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.69        15.33      7,182.36
                                                          2012     15.33        15.47      1,124.38
                                                          2013     15.47        16.85        831.27

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     17.18        17.28     63,750.08
                                                          2012     17.28        17.51     63,708.41
                                                          2013     17.51        17.07     51,429.53

AT 1.90 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     22.47        23.15     28,516.35
                                                          2012     23.15        26.84     23,609.19
                                                          2013     26.84        33.78     20,507.66

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     82.37        88.07     10,554.48
                                                          2012     88.07       101.52      9,249.29
                                                          2013    101.52       132.98      9,593.01

                                                                  1.70 SEPARATE ACCOUNT CHARGE
                                                           -------------------------------------------
                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011    $ 9.41       $ 9.71       22,073.53
                                                           2012      9.71        10.51      113,483.00
                                                           2013     10.51        11.49      111,089.24

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.05         9.44      690,630.79
                                                           2012      9.44        10.53      522,800.24
                                                           2013     10.53        12.27      385,100.94

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      8.30         8.74    1,121,832.05
                                                           2012      8.74         9.98      931,006.43
                                                           2013      9.98        12.27      910,859.70

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................. 2011      8.08         8.56      108,510.89
                                                           2012      8.56         9.88      128,898.43
                                                           2013      9.88        12.61       65,960.75

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.56         9.90    1,114,620.29
                                                           2012      9.90        10.79      804,485.60
                                                           2013     10.79        12.04      609,576.24

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................. 2011     10.18        10.58       17,426.97
                                                           2012     10.58        11.50      223,028.66
                                                           2013     11.50        10.92      129,508.35

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)................................... 2011     10.02        10.03      212,082.93
                                                           2012     10.03        11.77      135,547.35
                                                           2013     11.77        13.33       66,198.46

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond
  Index Investment Division (Class B)) (10/7/2011)........ 2011     15.61        15.79    2,047,871.67
                                                           2012     15.79        16.08    1,160,811.31
                                                           2013     16.08        15.41      717,129.55

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................. 2011     50.11        50.90      168,420.66
                                                           2012     50.90        53.68      100,728.69
                                                           2013     53.68        52.25       53,981.00

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011).............. 2011     25.93        26.95      134,915.21
                                                           2012     26.95        30.23       88,372.56
                                                           2013     30.23        39.80       57,950.50

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)................................... 2011      9.25         9.54       28,101.93
                                                           2012      9.54        10.24      132,028.62
                                                           2013     10.24        11.11      122,712.31

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 53.33      $ 57.60       33,670.67
                                                            2012     57.60        64.22       20,167.00
                                                            2013     64.22        84.78       11,360.72

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.79        10.79      439,855.08
                                                            2012     10.79        12.08      313,028.59
                                                            2013     12.08        15.65      188,274.33

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     21.17        21.08      132,390.45
                                                            2012     21.08        20.73       85,708.31
                                                            2013     20.73        20.38       32,356.36

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     12.17        12.97      590,151.12
                                                            2012     12.97        16.07      333,318.97
                                                            2013     16.07        16.36      147,654.54

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.86         7.44      251,646.93
                                                            2012      7.44         8.67      177,177.38
                                                            2013      8.67        12.41      153,210.77

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    125.13       129.64       58,689.29
                                                            2012    129.64       156.14       44,301.64
                                                            2013    156.14       197.69       28,378.27

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     27.05        29.58      422,176.75
                                                            2012     29.58        32.75      252,061.83
                                                            2013     32.75        42.94      121,485.96

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     37.19        39.90       56,216.66
                                                            2012     39.90        43.42       39,600.24
                                                            2013     43.42        56.54       24,125.83

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.33        16.35      568,707.64
                                                            2012     16.35        20.78      342,618.65
                                                            2013     20.78        26.66      194,705.44

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04    1,573,105.13
                                                            2013      1.04         1.04      959,479.72

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B))...................................... 2012     24.32        24.95      268,864.60
                                                            2013     24.95        31.96      126,575.87

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $19.96       $22.12     513,179.82
                                                            2012     22.12        24.44           0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.83        15.04      50,847.28
                                                            2012     15.04        17.48      33,799.64
                                                            2013     17.48        24.09      18,951.70

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011      4.70         4.89     265,087.27
                                                            2012      4.89         5.56     364,736.37
                                                            2013      5.56         7.47     151,686.52

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.43         7.91     171,418.41
                                                            2012      7.91         8.89           0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     11.06        10.50       8,447.74

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.55        10.68       6,558.91
                                                            2012     10.68        11.02       8,477.33
                                                            2013     11.02        10.99           0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     985,411.83
                                                            2013      1.04         1.14     982,469.48

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.48        12.73       2,338.65
                                                            2012     12.73        14.44       2,185.08
                                                            2013     14.44        18.87       1,682.14

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.81        12.45       8,845.77
                                                            2012     12.45        14.32      11,454.45
                                                            2013     14.32        16.49      54,090.20

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.33        11.05     176,890.14
                                                            2012     11.05        12.22     140,691.56
                                                            2013     12.22        12.75           0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     29.82        33.53     100,455.61
                                                            2012     33.53        37.66      68,799.12
                                                            2013     37.66        52.10      34,433.06

                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................. 2011    $21.55       $22.79      335,826.21
                                                           2012     22.79        25.31      208,246.14
                                                           2013     25.31        26.87      118,851.81

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................. 2011     27.08        29.78      129,478.03
                                                           2012     29.78        32.67       53,003.37
                                                           2013     32.67        43.84       32,335.67

Met/Eaton Vance Floating Rate Investment Division
  (Class B) (10/7/2011)................................... 2011      9.96        10.23        4,699.89
                                                           2012     10.23        10.79           17.74
                                                           2013     10.79        11.02        2,859.51

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011).......................... 2011     14.09        14.10          469.41
                                                           2012     14.10        16.35          474.97
                                                           2013     16.35        20.51          428.28

Met/Franklin Low Duration Total Return Investment
  Division (Class B) (10/7/2011).......................... 2011      9.70         9.74       19,294.14
                                                           2012      9.74        10.00       14,036.23
                                                           2013     10.00         9.94       76,608.50

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)................................... 2011     11.85        11.89          320.99
                                                           2012     11.89        13.36          320.66
                                                           2013     13.36        13.27          366.18

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.63        10.20      289,597.47
                                                           2012     10.20        11.71      184,209.57
                                                           2013     11.71        14.91      138,079.27

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.18         9.36       33,057.57
                                                           2012      9.36        10.41      101,664.95
                                                           2013     10.41        11.70      225,014.04

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)................................... 2011     11.98        12.28    1,060,803.91
                                                           2012     12.28        13.18      887,677.65
                                                           2013     13.18        13.51      602,159.54

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011     11.48        11.87    3,049,295.30
                                                           2012     11.87        13.01    2,238,591.42
                                                           2013     13.01        14.19    1,489,280.85

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................. 2013     11.45        13.03      166,765.61

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011).............. 2011      8.69         9.27      176,923.24
                                                           2012      9.27        10.58      172,285.84
                                                           2013     10.58        11.38            0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $14.75       $16.21      516,917.97
                                                             2012     16.21        18.70      295,786.90
                                                             2013     18.70        24.42      163,540.78

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.92        11.39    7,153,548.23
                                                             2012     11.39        12.68    6,196,519.96
                                                             2013     12.68        14.71    4,485,974.01

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.29        10.84    5,379,939.70
                                                             2012     10.84        12.30    4,530,421.79
                                                             2013     12.30        15.03    3,004,529.56

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01            0.00
                                                             2013      1.01         1.12      168,917.77

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     33.27        36.22    1,245,019.27
                                                             2012     36.22        41.10      668,960.47
                                                             2013     41.10        53.21      356,058.57

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.62         9.90        6,735.36
                                                             2012      9.90        11.58        6,758.03
                                                             2013     11.58        10.82        7,962.52

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     12.19        12.36      346,186.10
                                                             2012     12.36        14.18      236,632.71
                                                             2013     14.18        16.63      134,083.05

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     39.31        41.57       54,926.07
                                                             2012     41.57        45.48       31,372.88
                                                             2013     45.48        53.08       23,627.07

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.41        11.35      334,795.09
                                                             2012     11.35        12.98      193,001.23
                                                             2013     12.98        17.28      195,661.30

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.95         8.63       75,652.87
                                                             2012      8.63         9.66       54,433.05
                                                             2013      9.66        10.57            0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     12.93        13.12      149,387.78
                                                             2012     13.12        14.10      105,930.46
                                                             2013     14.10        19.27       49,616.52

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.50        10.60    1,113,726.53
                                                             2012     10.60        12.30      651,851.98
                                                             2013     12.30        14.70      359,521.98

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011    $14.90       $16.42      216,512.39
                                                            2012     16.42        17.71       68,808.14
                                                            2013     17.71        24.07       60,773.35

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     12.94        14.12       84,642.29
                                                            2012     14.12        14.61       54,586.62
                                                            2013     14.61        15.83            0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.65        16.14      182,740.84
                                                            2012     16.14        19.22      138,424.65
                                                            2013     19.22        24.02       79,536.63

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.92         8.28       39,722.38
                                                            2012      8.28         9.94       38,155.90
                                                            2013      9.94        10.56            0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.44        14.71      757,531.33
                                                            2012     14.71        15.78      566,761.97
                                                            2013     15.78        14.07      362,620.81

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.78        16.13    1,199,554.25
                                                            2012     16.13        17.32      765,903.42
                                                            2013     17.32        16.71      418,754.92

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     23.61        24.18        5,288.97
                                                            2012     24.18        26.50        7,236.25
                                                            2013     26.50        26.42        5,811.74

Pyramis(R) Government Income Investment Division
  (Class B) (10/7/2011).................................... 2011     10.59        10.73        5,768.85
                                                            2012     10.73        10.88      104,850.43
                                                            2013     10.88        10.21      104,268.97

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.73        6,873.72

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.51        16.36      352,163.58
                                                            2012     16.36        18.66      190,449.09
                                                            2013     18.66        25.36      100,173.54

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06      228,265.43
                                                            2013      1.06         1.15      272,044.50

SSgA Growth and Income ETF Investment Division
  (Class B) (10/7/2011).................................... 2011     10.81        11.42      802,882.00
                                                            2012     11.42        12.67      624,066.59
                                                            2013     12.67        14.07      344,615.38

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 10.04      $ 10.66     150,488.40
                                                          2012     10.66        12.06     109,867.55
                                                          2013     12.06        14.00      84,749.84

T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013     16.67        21.01     210,410.45

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      5.91         5.95     656,456.55
                                                          2012      5.95         6.56     375,174.75
                                                          2013      6.56         6.85           0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      9.17         9.83     715,781.96
                                                          2012      9.83        10.99     481,721.39
                                                          2013     10.99        14.76     296,056.46

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     15.55        17.34     169,744.18
                                                          2012     17.34        19.76     110,211.97
                                                          2013     19.76        28.02      68,771.11

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.67        15.31       3,173.04
                                                          2012     15.31        15.44       3,357.28
                                                          2013     15.44        16.81       3,179.01

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     17.04        17.13     337,356.88
                                                          2012     17.13        17.35     172,118.84
                                                          2013     17.35        16.90      89,147.03

AT 1.95 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     22.32        22.99     555,102.58
                                                          2012     22.99        26.64     340,259.51
                                                          2013     26.64        33.52     182,666.67

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     81.24        86.85     211,540.78
                                                          2012     86.85       100.06     118,218.96
                                                          2013    100.06       131.00      62,145.07

                                                                    1.75 SEPARATE ACCOUNT CHARGE
                             -                               -------------------------------------------
                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011    $ 9.41       $ 9.71          0.00
                                                             2012      9.71        10.50      1,506.50
                                                             2013     10.50        11.47      1,355.73

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.04         9.42     76,930.92
                                                             2012      9.42        10.51      5,279.00
                                                             2013     10.51        12.24      7,066.48

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.28         8.72     65,253.51
                                                             2012      8.72         9.95     64,206.73
                                                             2013      9.95        12.24     63,466.82

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................... 2011      8.06         8.54      5,904.77
                                                             2012      8.54         9.86      5,923.87
                                                             2013      9.86        12.57      5,386.58

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.55         9.88     44,954.67
                                                             2012      9.88        10.76     38,365.83
                                                             2013     10.76        12.00     35,221.04

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.18        10.57          0.00
                                                             2012     10.57        11.49      4,341.85
                                                             2013     11.49        10.90      4,204.44

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.92         9.93      4,102.42
                                                             2012      9.93        11.65      3,963.75
                                                             2013     11.65        13.18      3,879.41

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond Index
  Investment Division (Class B)) (10/7/2011)................ 2011     15.51        15.68      4,825.32
                                                             2012     15.68        15.97      4,884.55
                                                             2013     15.97        15.29      5,155.12

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................... 2011     49.41        50.18      1,042.77
                                                             2012     50.18        52.90      1,069.87
                                                             2013     52.90        51.46      1,057.68

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011)................ 2011     25.72        26.72      4,297.62
                                                             2012     26.72        29.95      3,477.78
                                                             2013     29.95        39.42      2,585.99

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.25         9.54          0.00
                                                             2012      9.54        10.23     24,066.00
                                                             2013     10.23        11.09      4,040.50

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 52.58      $ 56.78          0.00
                                                            2012     56.78        63.27          0.00
                                                            2013     63.27        83.49          0.00

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.74        10.73      1,781.60
                                                            2012     10.73        12.02      1,672.12
                                                            2013     12.02        15.56      1,353.08

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     20.87        20.79          0.00
                                                            2012     20.79        20.42          0.00
                                                            2013     20.42        20.07          0.00

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     12.12        12.92      9,389.31
                                                            2012     12.92        16.00     10,302.57
                                                            2013     16.00        16.28      9,239.60

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.83         7.40          0.00
                                                            2012      7.40         8.62          0.00
                                                            2013      8.62        12.33          0.00

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    123.29       127.72      1,703.39
                                                            2012    127.72       153.75      2,297.07
                                                            2013    153.75       194.57      1,558.46

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     26.83        29.33        551.92
                                                            2012     29.33        32.45        490.79
                                                            2013     32.45        42.53        444.65

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     36.75        39.43         19.30
                                                            2012     39.43        42.89         18.12
                                                            2013     42.89        55.81         16.42

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.25        16.27        107.19
                                                            2012     16.27        20.66        105.71
                                                            2013     20.66        26.50         83.80

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     99,549.16
                                                            2013      1.04         1.04     13,437.90

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B))............................................... 2012     24.15        24.77        471.72
                                                            2013     24.77        31.72        465.89

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $19.83       $21.97         365.37
                                                            2012     21.97        24.27           0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.76        14.96           0.00
                                                            2012     14.96        17.38           0.00
                                                            2013     17.38        23.95           0.00

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011      4.67         4.86           0.00
                                                            2012      4.86         5.52       3,852.78
                                                            2013      5.52         7.42       3,798.40

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.39         7.87       2,563.09
                                                            2012      7.87         8.84           0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     11.03        10.47       4,463.33

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.53        10.66       3,497.60
                                                            2012     10.66        10.99       3,828.23
                                                            2013     10.99        10.96           0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     108,701.06
                                                            2013      1.04         1.14     100,507.52

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.44        12.69           0.00
                                                            2012     12.69        14.38           0.00
                                                            2013     14.38        18.78           0.00

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.77        12.42       3,125.89
                                                            2012     12.42        14.27       3,029.94
                                                            2013     14.27        16.42       6,870.02

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.31        11.03       6,926.28
                                                            2012     11.03        12.19      12,579.99
                                                            2013     12.19        12.71           0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     29.56        33.23         608.75
                                                            2012     33.23        37.31         587.41
                                                            2013     37.31        51.59         470.62

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................... 2011    $21.38       $22.61        708.18
                                                             2012     22.61        25.10      4,115.14
                                                             2013     25.10        26.63      4,070.82

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................... 2011     26.83        29.50          0.00
                                                             2012     29.50        32.35          0.00
                                                             2013     32.35        43.39          0.00

Met/Eaton Vance Floating Rate Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.95        10.22          0.00
                                                             2012     10.22        10.78          0.00
                                                             2013     10.78        11.00          0.00

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011)............................ 2011     14.07        14.08          0.00
                                                             2012     14.08        16.31          0.00
                                                             2013     16.31        20.45          0.00

Met/Franklin Low Duration Total Return Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.70         9.74          0.00
                                                             2012      9.74         9.99          0.00
                                                             2013      9.99         9.93          0.00

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.84        11.88          0.00
                                                             2012     11.88        13.34          0.00
                                                             2013     13.34        13.24          0.00

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.60        10.17          0.00
                                                             2012     10.17        11.67          0.00
                                                             2013     11.67        14.85          0.00

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.17         9.36          0.00
                                                             2012      9.36        10.40      1,522.78
                                                             2013     10.40        11.69     37,846.68

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.94        12.24      4,740.14
                                                             2012     12.24        13.13      4,738.05
                                                             2013     13.13        13.45      7,222.41

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     11.45        11.83     31,656.67
                                                             2012     11.83        12.96     35,897.58
                                                             2013     12.96        14.13     47,826.99

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................... 2013     11.42        12.99          0.00

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)................ 2011      8.67         9.25          0.00
                                                             2012      9.25        10.55          0.00
                                                             2013     10.55        11.35          0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $14.67       $16.12         628.91
                                                             2012     16.12        18.58         641.61
                                                             2013     18.58        24.26         558.68

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.89        11.35     138,581.05
                                                             2012     11.35        12.63     145,923.16
                                                             2013     12.63        14.64     151,323.36

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.26        10.80      52,642.71
                                                             2012     10.80        12.25      53,414.87
                                                             2013     12.25        14.96      54,249.98

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01           0.00
                                                             2013      1.01         1.12           0.00

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     32.92        35.83       2,668.71
                                                             2012     35.83        40.63       2,458.77
                                                             2013     40.63        52.59       2,198.25

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.60         9.88       2,281.54
                                                             2012      9.88        11.54       2,399.17
                                                             2013     11.54        10.77       2,626.17

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     12.12        12.29         143.50
                                                             2012     12.29        14.10         144.16
                                                             2013     14.10        16.52         134.13

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     38.84        41.06       9,867.25
                                                             2012     41.06        44.90      10,088.62
                                                             2013     44.90        52.38       9,533.01

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.34        11.28           0.00
                                                             2012     11.28        12.89           0.00
                                                             2013     12.89        17.15           0.00

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.94         8.61       1,721.37
                                                             2012      8.61         9.64       1,694.88
                                                             2013      9.64        10.55           0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     12.84        13.02           0.00
                                                             2012     13.02        13.99           0.00
                                                             2013     13.99        19.11           0.00

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.43        10.53       1,654.64
                                                             2012     10.53        12.22       1,696.45
                                                             2013     12.22        14.59       1,579.21

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011    $14.81       $16.32          0.00
                                                            2012     16.32        17.60          0.00
                                                            2013     17.60        23.90          0.00

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     12.87        14.04          0.00
                                                            2012     14.04        14.53          0.00
                                                            2013     14.53        15.74          0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.53        16.02          0.00
                                                            2012     16.02        19.07          0.00
                                                            2013     19.07        23.82          0.00

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.91         8.26        456.54
                                                            2012      8.26         9.92        456.54
                                                            2013      9.92        10.54          0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.38        14.64     21,343.65
                                                            2012     14.64        15.70     33,607.84
                                                            2013     15.70        14.00     21,344.16

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.70        16.04      6,503.40
                                                            2012     16.04        17.22     11,959.43
                                                            2013     17.22        16.60     12,729.72

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     23.40        23.97        780.51
                                                            2012     23.97        26.25        808.41
                                                            2013     26.25        26.16        902.91

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.59        10.73          0.00
                                                            2012     10.73        10.87          0.00
                                                            2013     10.87        10.20          0.00

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.72          0.00

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.41        16.25        258.61
                                                            2012     16.25        18.53        254.59
                                                            2013     18.53        25.16        220.61

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06          0.00
                                                            2013      1.06         1.15          0.00

SSgA Growth and Income ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.78        11.39     33,740.63
                                                            2012     11.39        12.62     16,670.59
                                                            2013     12.62        14.01     15,572.50

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011    $10.01      $ 10.63      7,294.04
                                                          2012     10.63        12.01      7,265.68
                                                          2013     12.01        13.94      7,240.24

T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013     16.55        20.85      1,499.42

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      5.88         5.92     16,042.85
                                                          2012      5.92         6.52      4,031.03
                                                          2013      6.52         6.81          0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      9.12         9.78      2,008.40
                                                          2012      9.78        10.93      1,962.07
                                                          2013     10.93        14.67      1,662.19

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     15.44        17.22        213.99
                                                          2012     17.22        19.61        282.56
                                                          2013     19.61        27.78        281.16

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.65        15.28          0.00
                                                          2012     15.28        15.40          0.00
                                                          2013     15.40        16.77          0.00

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     16.90        16.98      2,158.89
                                                          2012     16.98        17.19      1,667.60
                                                          2013     17.19        16.74      1,608.68

AT 2.00 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     22.17        22.83          0.00
                                                          2012     22.83        26.45          0.00
                                                          2013     26.45        33.26          0.00

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     80.12        85.65        239.51
                                                          2012     85.65        98.62        252.18
                                                          2013     98.62       129.06        240.32

                                                                  1.80 SEPARATE ACCOUNT CHARGE
                                                           -------------------------------------------
                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011    $ 9.41       $ 9.70    1,322,676.10
                                                           2012      9.70        10.49    3,019,606.31
                                                           2013     10.49        11.45    3,752,182.26

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.02         9.40    1,838,176.62
                                                           2012      9.40        10.48    1,781,499.92
                                                           2013     10.48        12.20    1,695,085.28

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      8.27         8.70      286,193.15
                                                           2012      8.70         9.93      276,661.68
                                                           2013      9.93        12.20      281,536.09

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................. 2011      8.05         8.53    1,058,069.80
                                                           2012      8.53         9.83    1,167,868.32
                                                           2013      9.83        12.54    1,186,340.16

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)................................... 2011      9.53         9.86    1,153,465.72
                                                           2012      9.86        10.74    1,110,423.73
                                                           2013     10.74        11.97    1,022,862.01

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................. 2011     10.18        10.57    1,615,390.38
                                                           2012     10.57        11.48    4,446,593.51
                                                           2013     11.48        10.89    4,395,658.08

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)................................... 2011      9.82         9.83       49,139.68
                                                           2012      9.83        11.52       51,226.49
                                                           2013     11.52        13.03       51,842.25

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond
  Index Investment Division (Class B)) (10/7/2011)........ 2011     15.41        15.58    1,093,957.58
                                                           2012     15.58        15.85    1,221,996.56
                                                           2013     15.85        15.18    1,318,185.31

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................. 2011     48.72        49.48      121,223.91
                                                           2012     49.48        52.13      125,795.79
                                                           2013     52.13        50.68      105,504.02

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011).............. 2011     25.50        26.50       67,559.76
                                                           2012     26.50        29.68       64,405.63
                                                           2013     29.68        39.04       62,614.61

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)................................... 2011      9.25         9.54    2,027,623.68
                                                           2012      9.54        10.22    4,154,028.67
                                                           2013     10.22        11.08    4,737,089.70

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ -------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011)............................................ 2011   $ 51.84      $ 55.98             0.00
                                                          2012     55.98        62.35             0.00
                                                          2013     62.35        82.23             0.00

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011)............................................ 2011      9.69        10.68       220,084.10
                                                          2012     10.68        11.96       279,202.37
                                                          2013     11.96        15.47       257,486.55

BlackRock Money Market Investment Division (Class B)
  (10/7/2011)............................................ 2011     20.58        20.49        17,633.89
                                                          2012     20.49        20.13        23,535.33
                                                          2013     20.13        19.77        25,573.41

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011)............................................ 2011     12.08        12.87        95,186.17
                                                          2012     12.87        15.93       105,097.28
                                                          2013     15.93        16.20       115,661.96

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)...... 2011      6.79         7.36       213,263.78
                                                          2012      7.36         8.57       187,068.29
                                                          2013      8.57        12.25       261,828.68

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................. 2011    121.48       125.83        37,938.74
                                                          2012    125.83       151.40        36,732.58
                                                          2013    151.40       191.50        31,649.79

Davis Venture Value Investment Division (Class B)
  (10/7/2011)............................................ 2011     26.60        29.08       125,388.40
                                                          2012     29.08        32.16       123,504.30
                                                          2013     32.16        42.12       110,282.96

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011)........................ 2011     36.32        38.97        45,837.99
                                                          2012     38.97        42.36        43,263.25
                                                          2013     42.36        55.10        37,945.02

Harris Oakmark International Investment Division
  (Class B) (10/7/2011).................................. 2011     16.17        16.19       229,654.05
                                                          2012     16.19        20.55       216,386.34
                                                          2013     20.55        26.34       230,324.81

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................. 2012      1.01         1.04    13,863,943.72
                                                          2013      1.04         1.04    16,672,070.11

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B)).................................... 2012     23.99        24.60       106,052.76
                                                          2013     24.60        31.48        93,816.73

                                                              BEGINNING OF               NUMBER OF
                                                                  YEAR     END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                      ---- ------------ ------------ -------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B)) (10/7/2011)....................... 2011    $19.70       $21.83       110,979.58
                                                         2012     21.83        24.11             0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011     13.70        14.89        17,731.48
                                                         2012     14.89        17.29        14,152.61
                                                         2013     17.29        23.80        19,878.79

Jennison Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011      4.65         4.83       125,414.00
                                                         2012      4.83         5.49       248,100.05
                                                         2013      5.49         7.37       194,981.22

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................ 2011      7.35         7.83       100,451.39
                                                         2012      7.83         8.79             0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013)........................................... 2013     11.00        10.44       412,208.23

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................ 2011     10.51        10.64       546,724.94
                                                         2012     10.64        10.96       548,324.39
                                                         2013     10.96        10.93             0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012)................................. 2012      1.01         1.04     7,474,890.09
                                                         2013      1.04         1.14    17,259,490.57

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................ 2011     11.40        12.65        29,029.86
                                                         2012     12.65        14.33        31,015.88
                                                         2013     14.33        18.70        28,941.50

Loomis Sayles Global Markets Investment Division
  (Class B) (10/7/2011)................................. 2011     11.74        12.38        81,247.20
                                                         2012     12.38        14.22        86,766.61
                                                         2013     14.22        16.36       404,939.05

Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income Investment
  Division (Class B)) (10/7/2011)....................... 2011     10.29        11.01       298,145.13
                                                         2012     11.01        12.17       417,402.84
                                                         2013     12.17        12.68             0.00

Loomis Sayles Small Cap Core Investment Division
  (Class B) (10/7/2011)................................. 2011     29.30        32.94        29,628.70
                                                         2012     32.94        36.97        23,225.43
                                                         2013     36.97        51.08        28,647.36

                                                                BEGINNING OF               NUMBER OF
                                                                    YEAR     END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                        ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................. 2011    $21.22       $22.44       83,185.53
                                                           2012     22.44        24.89      101,787.34
                                                           2013     24.89        26.40       90,799.91

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................. 2011     26.58        29.23       29,960.94
                                                           2012     29.23        32.03       25,903.71
                                                           2013     32.03        42.94       33,794.47

Met/Eaton Vance Floating Rate Investment Division
  (Class B) (10/7/2011)................................... 2011      9.94        10.21       18,545.45
                                                           2012     10.21        10.76       18,366.59
                                                           2013     10.76        10.98       41,140.87

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011).......................... 2011     14.05        14.06       10,349.27
                                                           2012     14.06        16.28       10,808.50
                                                           2013     16.28        20.40        8,826.13

Met/Franklin Low Duration Total Return Investment
  Division (Class B) (10/7/2011).......................... 2011      9.70         9.74       13,601.15
                                                           2012      9.74         9.98       31,817.82
                                                           2013      9.98         9.92      209,598.12

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)................................... 2011     11.83        11.86       12,368.58
                                                           2012     11.86        13.31       11,580.32
                                                           2013     13.31        13.21       11,223.83

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.57        10.14        9,696.02
                                                           2012     10.14        11.62        5,283.96
                                                           2013     11.62        14.78       17,902.13

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................. 2011      9.17         9.35    2,322,955.42
                                                           2012      9.35        10.39    4,933,142.87
                                                           2013     10.39        11.67    7,550,408.10

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)................................... 2011     11.90        12.19      695,800.06
                                                           2012     12.19        13.08      768,110.83
                                                           2013     13.08        13.39      646,462.70

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011).......................... 2011     11.41        11.79    1,329,907.30
                                                           2012     11.79        12.91    1,429,714.84
                                                           2013     12.91        14.07    1,463,322.48

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................. 2013     11.39        12.95       75,693.94

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011).............. 2011      8.66         9.23       53,171.18
                                                           2012      9.23        10.53       45,880.64
                                                           2013     10.53        11.32            0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $14.59       $16.03      181,367.00
                                                             2012     16.03        18.47      192,938.27
                                                             2013     18.47        24.09      182,844.23

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.85        11.31    4,555,136.95
                                                             2012     11.31        12.58    4,459,866.96
                                                             2013     12.58        14.58    4,431,946.82

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.23        10.77      506,698.68
                                                             2012     10.77        12.20      409,233.32
                                                             2013     12.20        14.90      371,040.39

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01      839,162.17
                                                             2013      1.01         1.12    8,505,124.93

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     32.57        35.44      504,160.78
                                                             2012     35.44        40.17      487,612.41
                                                             2013     40.17        51.97      426,455.28

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.57         9.85      103,027.99
                                                             2012      9.85        11.50      102,063.42
                                                             2013     11.50        10.73      111,023.47

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     12.06        12.23       63,205.32
                                                             2012     12.23        14.01       62,488.45
                                                             2013     14.01        16.41       59,322.04

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     38.36        40.55       14,138.39
                                                             2012     40.55        44.33       14,395.49
                                                             2013     44.33        51.68       12,913.80

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.28        11.20      107,844.51
                                                             2012     11.20        12.80      193,542.65
                                                             2013     12.80        17.02      515,419.69

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.93         8.59       61,237.89
                                                             2012      8.59         9.62       80,092.99
                                                             2013      9.62        10.52            0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     12.75        12.93       59,018.84
                                                             2012     12.93        13.87       57,614.32
                                                             2013     13.87        18.95       56,105.19

                                                              BEGINNING OF               NUMBER OF
                                                                  YEAR     END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                      ---- ------------ ------------ ------------
MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)........................................... 2011    $10.36       $10.46      410,454.12
                                                         2012     10.46        12.13      443,201.21
                                                         2013     12.13        14.48      406,918.61

Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011)........................................... 2011     14.73        16.23       13,566.94
                                                         2012     16.23        17.49        9,880.21
                                                         2013     17.49        23.74       26,598.91

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011)........................................... 2011     12.81        13.97       21,672.33
                                                         2012     13.97        14.45       25,284.12
                                                         2013     14.45        15.65            0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011)........................................... 2011     15.42        15.90      101,744.56
                                                         2012     15.90        18.92       97,326.26
                                                         2013     18.92        23.62      114,225.13

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................ 2011      7.89         8.25       39,611.30
                                                         2012      8.25         9.90       40,542.52
                                                         2013      9.90        10.51            0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011)................................. 2011     14.32        14.58      668,835.40
                                                         2012     14.58        15.63      829,889.38
                                                         2013     15.63        13.92      785,830.87

PIMCO Total Return Investment Division (Class B)
  (10/7/2011)........................................... 2011     15.62        15.95      911,418.36
                                                         2012     15.95        17.12    1,044,625.06
                                                         2013     17.12        16.49    1,210,821.27

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011)........................................... 2011     23.20        23.76      101,585.06
                                                         2012     23.76        26.01      140,372.70
                                                         2013     26.01        25.90      131,971.73

Pyramis(R) Government Income Investment Division
  (Class B) (10/7/2011)................................. 2011     10.59        10.72    1,142,464.42
                                                         2012     10.72        10.86    2,876,841.93
                                                         2013     10.86        10.18    2,857,563.23

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013)........................................... 2013     10.21        10.72      167,990.82

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011)........................................... 2011     14.32        16.14       70,522.39
                                                         2012     16.14        18.40       70,757.14
                                                         2013     18.40        24.97       75,456.91

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
                                                            BEGINNING OF               NUMBER OF
                                                                YEAR     END OF YEAR  ACCUMULATION
                                                            ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                    YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                    ---- ------------ ------------ -------------
Schroders Global Multi-Asset Investment Division
  (Class B) (4/30/2012)............................... 2012    $ 1.01      $  1.06     6,177,807.60
                                                       2013      1.06         1.15    11,259,529.88

SSgA Growth and Income ETF Investment Division
  (Class B) (10/7/2011)............................... 2011     10.74        11.35     1,051,357.78
                                                       2012     11.35        12.58     1,076,041.99
                                                       2013     12.58        13.95     1,052,365.84

SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)......................................... 2011      9.98        10.59       257,556.54
                                                       2012     10.59        11.97       264,553.79
                                                       2013     11.97        13.88       303,176.25

T. Rowe Price Large Cap Growth Investment Division
  (Class B)........................................... 2013     16.43        20.69        96,856.48

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment
  Division (Class B)) (10/7/2011)..................... 2011      5.85         5.88       184,152.41
                                                       2012      5.88         6.48       176,884.74
                                                       2013      6.48         6.77             0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011)............................... 2011      9.07         9.73       339,619.94
                                                       2012      9.73        10.86       374,139.96
                                                       2013     10.86        14.57       390,791.19

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011)............................... 2011     15.33        17.09        89,152.64
                                                       2012     17.09        19.45       103,841.21
                                                       2013     19.45        27.55       115,362.71

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011)............................... 2011     14.63        15.26       113,362.29
                                                       2012     15.26        15.37       111,044.38
                                                       2013     15.37        16.72        99,149.39

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)...................... 2011     16.75        16.84       129,179.68
                                                       2012     16.84        17.04       140,317.26
                                                       2013     17.04        16.58       153,007.85

AT 2.05 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)...................... 2011     22.02        22.68       125,594.59
                                                       2012     22.68        26.26       118,074.64
                                                       2013     26.26        33.00       107,201.32

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011)............................... 2011     79.02        84.46        50,113.78
                                                       2012     84.46        97.21        42,161.36
                                                       2013     97.21       127.14        42,688.43

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
                                                                    1.85 SEPARATE ACCOUNT CHARGE
                                                             -------------------------------------------
                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011    $ 9.41       $ 9.70       8,434.07
                                                             2012      9.70        10.48      36,328.12
                                                             2013     10.48        11.44      37,078.47

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.00         9.38     107,643.05
                                                             2012      9.38        10.46      93,625.56
                                                             2013     10.46        12.17     102,691.85

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.25         8.69     227,683.77
                                                             2012      8.69         9.91     128,836.99
                                                             2013      9.91        12.17     125,164.05

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................... 2011      8.04         8.51       1,678.83
                                                             2012      8.51         9.81       1,306.89
                                                             2013      9.81        12.50       1,135.70

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.51         9.84     147,367.31
                                                             2012      9.84        10.71     213,362.17
                                                             2013     10.71        11.94     249,483.31

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.18        10.57      10,654.14
                                                             2012     10.57        11.47      39,211.34
                                                             2013     11.47        10.88      40,591.22

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.72         9.73      59,636.67
                                                             2012      9.73        11.40      57,539.03
                                                             2013     11.40        12.88      53,025.11

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond Index
  Investment Division (Class B)) (10/7/2011)................ 2011     15.31        15.48     292,326.64
                                                             2012     15.48        15.74     293,949.03
                                                             2013     15.74        15.06     279,099.12

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................... 2011     48.04        48.78      26,212.18
                                                             2012     48.78        51.37      26,074.81
                                                             2013     51.37        49.92      32,685.99

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011)................ 2011     25.28        26.27      56,007.83
                                                             2012     26.27        29.41      52,734.20
                                                             2013     29.41        38.67      51,250.94

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.25         9.53       8,451.37
                                                             2012      9.53        10.21      28,540.25
                                                             2013     10.21        11.06      31,361.72

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

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 51.12      $ 55.18      16,081.92
                                                            2012     55.18        61.43      13,953.73
                                                            2013     61.43        80.98      13,188.78

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.65        10.63      96,897.27
                                                            2012     10.63        11.89      82,900.31
                                                            2013     11.89        15.38      79,654.05

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     20.29        20.21      15,023.94
                                                            2012     20.21        19.83      19,766.44
                                                            2013     19.83        19.47      19,316.56

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     12.03        12.82     149,165.50
                                                            2012     12.82        15.86     146,882.24
                                                            2013     15.86        16.12     134,540.85

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.75         7.32      59,353.57
                                                            2012      7.32         8.52      55,868.42
                                                            2013      8.52        12.18      73,458.68

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    119.70       123.97      11,927.68
                                                            2012    123.97       149.09      12,613.41
                                                            2013    149.09       188.48      11,531.14

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     26.37        28.83      82,194.53
                                                            2012     28.83        31.87      73,473.62
                                                            2013     31.87        41.72      65,551.07

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     35.90        38.51      13,552.42
                                                            2012     38.51        41.84      13,915.50
                                                            2013     41.84        54.40      12,698.09

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.09        16.10     102,662.39
                                                            2012     16.10        20.43      94,226.71
                                                            2013     20.43        26.17      90,434.52

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04      65,357.54
                                                            2013      1.04         1.04     154,387.27

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B))............................................... 2012     23.83        24.42      99,368.27
                                                            2013     24.42        31.24      88,584.76

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

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $19.58       $21.69     114,900.12
                                                            2012     21.69        23.95           0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.63        14.81       5,897.91
                                                            2012     14.81        17.19      10,910.86
                                                            2013     17.19        23.66      14,017.03

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011      4.62         4.81     145,128.63
                                                            2012      4.81         5.45     223,064.91
                                                            2013      5.45         7.32     194,249.24

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.31         7.78      61,198.61
                                                            2012      7.78         8.74           0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.98        10.41       1,613.15

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.49        10.62       1,048.32
                                                            2012     10.62        10.94       1,049.92
                                                            2013     10.94        10.91           0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     273,154.35
                                                            2013      1.04         1.14     279,535.64

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.37        12.60         977.72
                                                            2012     12.60        14.27         971.67
                                                            2013     14.27        18.62         905.11

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.71        12.35       1,344.27
                                                            2012     12.35        14.17       1,049.77
                                                            2013     14.17        16.30      26,218.96

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.27        10.99      51,071.83
                                                            2012     10.99        12.14      28,965.53
                                                            2013     12.14        12.65           0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     29.05        32.65      19,405.16
                                                            2012     32.65        36.62      15,491.86
                                                            2013     36.62        50.58      19,129.27

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

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................... 2011    $21.05       $22.26      58,326.73
                                                             2012     22.26        24.68      50,135.02
                                                             2013     24.68        26.16      44,303.48

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................... 2011     26.34        28.96      28,001.57
                                                             2012     28.96        31.71      27,528.89
                                                             2013     31.71        42.50      26,511.71

Met/Eaton Vance Floating Rate Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.94        10.20           0.00
                                                             2012     10.20        10.75           0.00
                                                             2013     10.75        10.96         237.38

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011)............................ 2011     14.03        14.03         856.44
                                                             2012     14.03        16.24         863.70
                                                             2013     16.24        20.35         964.82

Met/Franklin Low Duration Total Return Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.69         9.73           0.00
                                                             2012      9.73         9.97         205.51
                                                             2013      9.97         9.90         992.86

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.81        11.84           0.00
                                                             2012     11.84        13.29           0.00
                                                             2013     13.29        13.18           0.00

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.53        10.10      39,482.38
                                                             2012     10.10        11.58      72,090.65
                                                             2013     11.58        14.72      44,494.09

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.17         9.35      16,926.86
                                                             2012      9.35        10.38      37,065.88
                                                             2013     10.38        11.66      48,363.40

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.87        12.15     247,274.72
                                                             2012     12.15        13.03     242,659.02
                                                             2013     13.03        13.33     203,826.24

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     11.37        11.76     689,434.95
                                                             2012     11.76        12.86     593,410.80
                                                             2013     12.86        14.01     556,247.17

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................... 2013     11.36        12.92      17,107.02

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

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)................ 2011    $ 8.64       $ 9.21      39,217.91
                                                             2012      9.21        10.50      24,558.71
                                                             2013     10.50        11.29           0.00

MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     14.51        15.93      92,308.98
                                                             2012     15.93        18.35      90,581.77
                                                             2013     18.35        23.93      87,357.38

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.82        11.28     790,039.66
                                                             2012     11.28        12.53     727,626.16
                                                             2013     12.53        14.52     711,546.34

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.19        10.73     607,712.81
                                                             2012     10.73        12.16     556,135.75
                                                             2013     12.16        14.83     569,978.87

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01           0.00
                                                             2013      1.01         1.12      18,031.07

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     32.22        35.06     171,126.61
                                                             2012     35.06        39.72     159,216.78
                                                             2013     39.72        51.35     139,541.77

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.54         9.82       2,908.46
                                                             2012      9.82        11.46       2,799.03
                                                             2013     11.46        10.69       2,974.15

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.99        12.16      62,231.60
                                                             2012     12.16        13.93      53,131.96
                                                             2013     13.93        16.31      48,623.59

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     37.90        40.06      30,280.10
                                                             2012     40.06        43.76      22,203.89
                                                             2013     43.76        51.00      21,206.04

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.21        11.13      83,615.84
                                                             2012     11.13        12.71      77,151.18
                                                             2013     12.71        16.89      88,867.08

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.91         8.58      12,112.32
                                                             2012      8.58         9.59       6,355.73
                                                             2013      9.59        10.49           0.00

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

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011    $12.65       $12.83      34,027.59
                                                            2012     12.83        13.77      31,315.94
                                                            2013     13.77        18.79      27,268.46

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.30        10.40     180,398.85
                                                            2012     10.40        12.05     176,968.06
                                                            2013     12.05        14.37     136,873.24

Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.65        16.14      64,459.75
                                                            2012     16.14        17.38      60,626.93
                                                            2013     17.38        23.58      57,320.15

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     12.74        13.90      15,243.07
                                                            2012     13.90        14.37      12,198.72
                                                            2013     14.37        15.56           0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.31        15.78      60,874.45
                                                            2012     15.78        18.77      57,462.68
                                                            2013     18.77        23.42      56,332.95

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.88         8.23       3,156.99
                                                            2012      8.23         9.88       1,369.79
                                                            2013      9.88        10.48           0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.26        14.52     190,819.19
                                                            2012     14.52        15.55     228,919.55
                                                            2013     15.55        13.85     183,200.40

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.53        15.87     168,837.45
                                                            2012     15.87        17.02     179,548.12
                                                            2013     17.02        16.39     151,516.07

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     23.00        23.55       2,399.47
                                                            2012     23.55        25.77       2,353.19
                                                            2013     25.77        25.65       2,467.63

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.59        10.72       2,190.56
                                                            2012     10.72        10.85       9,190.40
                                                            2013     10.85        10.17       7,444.31

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.71           0.00

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011    $14.23      $ 16.04      63,260.44
                                                            2012     16.04        18.27      61,719.12
                                                            2013     18.27        24.79      50,881.97

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06      35,337.19
                                                            2013      1.06         1.15      55,458.31

SSgA Growth and Income ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.71        11.31      64,333.23
                                                            2012     11.31        12.53      74,835.87
                                                            2013     12.53        13.90      78,621.84

SSgA Growth ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.95        10.56      30,414.23
                                                            2012     10.56        11.93      40,538.00
                                                            2013     11.93        13.82      35,136.81

T. Rowe Price Large Cap Growth Investment Division
  (Class B)................................................ 2013     16.31        20.54      86,860.56

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................... 2011      5.82         5.85     150,354.41
                                                            2012      5.85         6.44     141,684.60
                                                            2013      6.44         6.72           0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011      9.02         9.68     118,556.02
                                                            2012      9.68        10.80     117,483.43
                                                            2013     10.80        14.48     109,934.09

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011     15.22        16.96      46,691.58
                                                            2012     16.96        19.30      34,418.58
                                                            2013     19.30        27.32      34,392.47

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................... 2011     14.61        15.24         168.86
                                                            2012     15.24        15.34         173.06
                                                            2013     15.34        16.68         171.26

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)........................... 2011     16.61        16.69      73,064.82
                                                            2012     16.69        16.88      64,171.13
                                                            2013     16.88        16.42      60,914.13

AT 2.10 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)........................... 2011     21.87        22.52     123,236.33
                                                            2012     22.52        26.06     116,237.38
                                                            2013     26.06        32.74     107,648.54

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................... 2011     77.94        83.29      43,369.33
                                                            2012     83.29        95.81      38,636.02
                                                            2013     95.81       125.25      37,281.61

                                                                    1.90 SEPARATE ACCOUNT CHARGE
                                                             -------------------------------------------
                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011    $ 9.41       $ 9.70           0.00
                                                             2012      9.70        10.47      10,196.92
                                                             2013     10.47        11.42       8,736.47

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.99         9.37      17,918.22
                                                             2012      9.37        10.43      11,635.74
                                                             2013     10.43        12.13           0.00

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.24         8.67     222,613.88
                                                             2012      8.67         9.88     236,996.52
                                                             2013      9.88        12.13     222,655.78

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................... 2011      8.02         8.50           0.00
                                                             2012      8.50         9.79           0.00
                                                             2013      9.79        12.46           0.00

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.50         9.83     119,127.37
                                                             2012      9.83        10.69     110,369.55
                                                             2013     10.69        11.90      59,694.33

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.17        10.56           0.00
                                                             2012     10.56        11.46      48,698.79
                                                             2013     11.46        10.86      35,322.11

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.62         9.63      41,408.02
                                                             2012      9.63        11.27      32,784.65
                                                             2013     11.27        12.74      13,038.35

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond Index
  Investment Division (Class B)) (10/7/2011)................ 2011     15.21        15.38     425,655.66
                                                             2012     15.38        15.63     238,730.78
                                                             2013     15.63        14.95     137,346.23

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................... 2011     47.37        48.09      21,184.14
                                                             2012     48.09        50.62       9,938.75
                                                             2013     50.62        49.17       4,670.28

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011)................ 2011     25.07        26.04      19,213.45
                                                             2012     26.04        29.15      16,291.91
                                                             2013     29.15        38.30       9,568.80

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.25         9.53           0.00
                                                             2012      9.53        10.21       1,001.18
                                                             2013     10.21        11.05       5,327.80

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

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 50.40      $ 54.40       6,227.61
                                                            2012     54.40        60.53       5,490.83
                                                            2013     60.53        79.76       4,233.25

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.60        10.58      53,100.64
                                                            2012     10.58        11.83      35,516.80
                                                            2013     11.83        15.29      10,577.05

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     20.01        19.92      91,698.99
                                                            2012     19.92        19.54      40,429.33
                                                            2013     19.54        19.18      29,766.69

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.99        12.77      97,804.00
                                                            2012     12.77        15.79      56,685.05
                                                            2013     15.79        16.04      18,095.58

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.72         7.28      32,838.09
                                                            2012      7.28         8.47      22,047.84
                                                            2013      8.47        12.10       6,392.41

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    117.94       122.14      12,544.74
                                                            2012    122.14       146.81       8,229.45
                                                            2013    146.81       185.51       5,146.69

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     26.15        28.58      61,723.15
                                                            2012     28.58        31.58      36,269.31
                                                            2013     31.58        41.32      15,419.61

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     35.48        38.05      14,094.02
                                                            2012     38.05        41.33       8,984.42
                                                            2013     41.33        53.70       4,311.27

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     16.01        16.02      93,815.40
                                                            2012     16.02        20.32      71,549.45
                                                            2013     20.32        26.02      29,524.48

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     169,199.75
                                                            2013      1.04         1.04     132,514.14

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B))............................................... 2012     23.67        24.25      35,530.37
                                                            2013     24.25        31.01      12,864.38

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $19.45       $21.54      68,129.20
                                                            2012     21.54        23.79           0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.56        14.73       7,758.67
                                                            2012     14.73        17.09       6,398.56
                                                            2013     17.09        23.51          37.85

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011      4.59         4.78     104,116.98
                                                            2012      4.78         5.42     129,986.73
                                                            2013      5.42         7.27      53,842.70

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.27         7.74      52,590.38
                                                            2012      7.74         8.69           0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.95        10.38           0.00

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.47        10.60           0.00
                                                            2012     10.60        10.91           0.00
                                                            2013     10.91        10.88           0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04     129,992.62
                                                            2013      1.04         1.13      45,293.03

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.33        12.56           0.00
                                                            2012     12.56        14.22           0.00
                                                            2013     14.22        18.54           0.00

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.68        12.31           0.00
                                                            2012     12.31        14.12           0.00
                                                            2013     14.12        16.23       7,771.43

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.26        10.97      17,328.70
                                                            2012     10.97        12.11       9,769.16
                                                            2013     12.11        12.62           0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     28.80        32.36      15,495.21
                                                            2012     32.36        36.28      10,413.51
                                                            2013     36.28        50.09       3,461.91

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

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................... 2011    $20.89       $22.09      75,538.38
                                                             2012     22.09        24.48      59,428.51
                                                             2013     24.48        25.93      14,121.56

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................... 2011     26.09        28.69      10,591.13
                                                             2012     28.69        31.40       5,893.26
                                                             2013     31.40        42.06       3,013.17

Met/Eaton Vance Floating Rate Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.93        10.19           0.00
                                                             2012     10.19        10.73           0.00
                                                             2013     10.73        10.94           0.00

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011)............................ 2011     14.01        14.01           0.00
                                                             2012     14.01        16.21           0.00
                                                             2013     16.21        20.30           0.00

Met/Franklin Low Duration Total Return Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.69         9.73           0.00
                                                             2012      9.73         9.96         718.70
                                                             2013      9.96         9.89         717.18

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.80        11.83           0.00
                                                             2012     11.83        13.26           0.00
                                                             2013     13.26        13.15           0.00

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.50        10.07      30,722.28
                                                             2012     10.07        11.53       4,375.56
                                                             2013     11.53        14.65       1,832.40

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.17         9.35           0.00
                                                             2012      9.35        10.37       6,319.06
                                                             2013     10.37        11.64      16,703.63

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.83        12.11     238,437.67
                                                             2012     12.11        12.98     222,599.53
                                                             2013     12.98        13.28     203,454.69

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     11.34        11.72     376,381.65
                                                             2012     11.72        12.81     345,071.47
                                                             2013     12.81        13.95     234,383.72

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................... 2013     11.34        12.88      22,145.67

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)................ 2011      8.63         9.20      22,126.52
                                                             2012      9.20        10.48      22,317.25
                                                             2013     10.48        11.26           0.00

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

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $14.42       $15.84      113,987.33
                                                             2012     15.84        18.24       74,476.81
                                                             2013     18.24        23.77       28,508.31

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.78        11.24      957,458.28
                                                             2012     11.24        12.49      792,478.32
                                                             2013     12.49        14.45      605,239.73

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.16        10.70    1,316,678.75
                                                             2012     10.70        12.11    1,113,869.50
                                                             2013     12.11        14.77      844,624.06

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01            0.00
                                                             2013      1.01         1.12       29,655.99

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     31.88        34.68      308,103.12
                                                             2012     34.68        39.27      177,531.71
                                                             2013     39.27        50.75       82,218.37

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.52         9.79            0.00
                                                             2012      9.79        11.42            0.00
                                                             2013     11.42        10.65            0.00

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.93        12.09       64,875.97
                                                             2012     12.09        13.85       42,370.42
                                                             2013     13.85        16.20       25,939.86

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     37.44        39.56       12,485.29
                                                             2012     39.56        43.21        7,634.49
                                                             2013     43.21        50.32        7,742.99

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.14        11.06       56,589.83
                                                             2012     11.06        12.62       19,778.13
                                                             2013     12.62        16.76       18,173.68

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.90         8.56        7,339.09
                                                             2012      8.56         9.57        4,259.23
                                                             2013      9.57        10.47            0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     12.56        12.74       28,497.50
                                                             2012     12.74        13.66       24,455.64
                                                             2013     13.66        18.63        4,985.15
MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.23        10.33      287,636.39
                                                             2012     10.33        11.96      180,283.34
                                                             2013     11.96        14.26       90,225.56

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

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011    $14.56       $16.04      37,288.47
                                                            2012     16.04        17.27      17,454.71
                                                            2013     17.27        23.42       9,922.36

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     12.68        13.83      12,222.24
                                                            2012     13.83        14.29       7,105.46
                                                            2013     14.29        15.47           0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.20        15.66      54,762.86
                                                            2012     15.66        18.62      25,314.02
                                                            2013     18.62        23.23       6,568.96

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.87         8.22       2,064.61
                                                            2012      8.22         9.85         914.81
                                                            2013      9.85        10.46           0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.20        14.45      93,195.87
                                                            2012     14.45        15.47      81,499.24
                                                            2013     15.47        13.77      35,222.21

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.45        15.78     215,060.45
                                                            2012     15.78        16.92     116,709.73
                                                            2013     16.92        16.28      38,809.98

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     22.80        23.35           0.00
                                                            2012     23.35        25.53           0.00
                                                            2013     25.53        25.40           0.00

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.59        10.71           0.00
                                                            2012     10.71        10.84      15,793.58
                                                            2013     10.84        10.16           0.00

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.71       3,111.23

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.14        15.93      68,344.22
                                                            2012     15.93        18.14      44,442.72
                                                            2013     18.14        24.60      16,265.16

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06      78,452.00
                                                            2013      1.06         1.15      60,275.52

SSgA Growth and Income ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.68        11.28      74,525.86
                                                            2012     11.28        12.49      68,749.30
                                                            2013     12.49        13.84      33,071.05

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

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011    $ 9.92      $ 10.53       4,090.64
                                                          2012     10.53        11.88       3,853.07
                                                          2013     11.88        13.77       3,645.54

T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013     16.20        20.38      30,452.80

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      5.79         5.82     129,849.26
                                                          2012      5.82         6.40      95,941.70
                                                          2013      6.40         6.68           0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      8.97         9.62     154,367.10
                                                          2012      9.62        10.73     103,034.02
                                                          2013     10.73        14.38      39,639.06

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     15.11        16.84      27,898.70
                                                          2012     16.84        19.15      23,378.94
                                                          2013     19.15        27.09       9,855.10

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.59        15.21           0.00
                                                          2012     15.21        15.31           0.00
                                                          2013     15.31        16.64           0.00

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     16.47        16.55      62,418.05
                                                          2012     16.55        16.73      29,395.25
                                                          2013     16.73        16.27      14,311.98

AT 2.15 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     21.73        22.37     135,671.51
                                                          2012     22.37        25.87      94,806.63
                                                          2013     25.87        32.48      40,628.31

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     76.86        82.14      38,087.95
                                                          2012     82.14        94.44      23,363.24
                                                          2013     94.44       123.39      12,436.17

                                                                    1.95 SEPARATE ACCOUNT CHARGE
                                                             -------------------------------------------
                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011    $ 9.40       $ 9.70          0.00
                                                             2012      9.70        10.47          0.00
                                                             2013     10.47        11.41          0.00

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.97         9.35          0.00
                                                             2012      9.35        10.41          0.00
                                                             2013     10.41        12.10          0.00

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.23         8.66          0.00
                                                             2012      8.66         9.86          0.00
                                                             2013      9.86        12.10          0.00

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................... 2011      8.01         8.48          0.00
                                                             2012      8.48         9.76          0.00
                                                             2013      9.76        12.43          0.00

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.48         9.81      2,785.75
                                                             2012      9.81        10.66      2,755.20
                                                             2013     10.66        11.87      2,726.80

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.17        10.56          0.00
                                                             2012     10.56        11.45          0.00
                                                             2013     11.45        10.85          0.00

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.52         9.53      2,877.52
                                                             2012      9.53        11.15        359.21
                                                             2013     11.15        12.59          0.00

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond Index
  Investment Division (Class B)) (10/7/2011)................ 2011     15.11        15.27     20,842.41
                                                             2012     15.27        15.52     11,973.90
                                                             2013     15.52        14.84      2,576.28

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................... 2011     46.71        47.42      3,282.15
                                                             2012     47.42        49.88      2,042.85
                                                             2013     49.88        48.43         23.53

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011)................ 2011     24.86        25.82      1,211.60
                                                             2012     25.82        28.88        866.78
                                                             2013     28.88        37.93        807.29

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.24         9.53          0.00
                                                             2012      9.53        10.20          0.00
                                                             2013     10.20        11.03     14,896.50

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 49.69      $ 53.63        359.92
                                                            2012     53.63        59.64        272.93
                                                            2013     59.64        78.55        224.59

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.56        10.53      5,420.96
                                                            2012     10.53        11.77      2,280.14
                                                            2013     11.77        15.20          0.00

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     19.73        19.64          0.00
                                                            2012     19.64        19.26          0.00
                                                            2013     19.26        18.89          0.00

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.94        12.72      6,829.78
                                                            2012     12.72        15.72      1,981.57
                                                            2013     15.72        15.96        656.59

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.68         7.24      7,100.97
                                                            2012      7.24         8.42      4,482.43
                                                            2013      8.42        12.02          0.00

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    116.21       120.33        512.24
                                                            2012    120.33       144.56        449.33
                                                            2013    144.56       182.58         94.92

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     25.93        28.34      5,112.61
                                                            2012     28.34        31.29      2,583.09
                                                            2013     31.29        40.93        521.51

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     35.07        37.61        943.93
                                                            2012     37.61        40.82        937.25
                                                            2013     40.82        53.02        613.59

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.93        15.94      7,022.42
                                                            2012     15.94        20.20      3,754.33
                                                            2013     20.20        25.86        968.57

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04          0.00
                                                            2013      1.04         1.04          0.00

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B))............................................... 2012     23.51        24.08      7,270.50
                                                            2013     24.08        30.77      1,794.39

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $19.33       $21.40     11,493.65
                                                            2012     21.40        23.63          0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.49        14.66      2,944.17
                                                            2012     14.66        17.00      2,934.59
                                                            2013     17.00        23.37        816.44

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011      4.57         4.75          0.00
                                                            2012      4.75         5.38      4,980.40
                                                            2013      5.38         7.22          0.00

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.23         7.70      5,518.67
                                                            2012      7.70         8.65          0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.92        10.35          0.00

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.45        10.58          0.00
                                                            2012     10.58        10.89          0.00
                                                            2013     10.89        10.86          0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04          0.00
                                                            2013      1.04         1.13          0.00

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.29        12.52         95.96
                                                            2012     12.52        14.16         96.65
                                                            2013     14.16        18.46         84.73

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.65        12.28          0.00
                                                            2012     12.28        14.08          0.00
                                                            2013     14.08        16.17          0.00

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.24        10.95          0.00
                                                            2012     10.95        12.08          0.00
                                                            2013     12.08        12.59          0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     28.55        32.08      1,560.38
                                                            2012     32.08        35.95        800.40
                                                            2013     35.95        49.60        375.05

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................... 2011    $20.73       $21.92      8,553.00
                                                             2012     21.92        24.27      8,070.23
                                                             2013     24.27        25.71        234.72

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................... 2011     25.86        28.42      1,533.54
                                                             2012     28.42        31.10        436.33
                                                             2013     31.10        41.63        337.24

Met/Eaton Vance Floating Rate Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.92        10.18          0.00
                                                             2012     10.18        10.72          0.00
                                                             2013     10.72        10.92          0.00

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011)............................ 2011     13.99        13.99          0.00
                                                             2012     13.99        16.18          0.00
                                                             2013     16.18        20.24          0.00

Met/Franklin Low Duration Total Return Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.69         9.73      9,298.29
                                                             2012      9.73         9.96      9,195.08
                                                             2013      9.96         9.88          0.00

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.78        11.81          0.00
                                                             2012     11.81        13.24          0.00
                                                             2013     13.24        13.12          0.00

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.47        10.03          0.00
                                                             2012     10.03        11.49          0.00
                                                             2013     11.49        14.59          0.00

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.17         9.34          0.00
                                                             2012      9.34        10.36          0.00
                                                             2013     10.36        11.62          0.00

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.79        12.07     11,995.41
                                                             2012     12.07        12.93      6,184.08
                                                             2013     12.93        13.22          0.00

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     11.30        11.68     40,818.73
                                                             2012     11.68        12.76     39,824.79
                                                             2013     12.76        13.89     23,248.55

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................... 2013     11.31        12.84          0.00

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)................ 2011      8.61         9.18          0.00
                                                             2012      9.18        10.45          0.00
                                                             2013     10.45        11.24          0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $14.34       $15.75      9,110.36
                                                             2012     15.75        18.12      1,865.81
                                                             2013     18.12        23.61        496.78

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.75        11.20     47,889.21
                                                             2012     11.20        12.44     44,871.47
                                                             2013     12.44        14.39     33,396.29

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.13        10.66     90,387.04
                                                             2012     10.66        12.06     70,425.54
                                                             2013     12.06        14.71     68,830.38

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01          0.00
                                                             2013      1.01         1.12          0.00

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     31.54        34.31     13,420.07
                                                             2012     34.31        38.83      3,719.20
                                                             2013     38.83        50.15      1,918.94

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.49         9.77        173.78
                                                             2012      9.77        11.39        184.22
                                                             2013     11.39        10.61        208.65

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.87        12.03      7,793.39
                                                             2012     12.03        13.76      4,054.04
                                                             2013     13.76        16.10      1,168.43

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     36.98        39.08        711.40
                                                             2012     39.08        42.65        176.35
                                                             2013     42.65        49.65         23.46

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.08        10.98        874.08
                                                             2012     10.98        12.53        272.38
                                                             2013     12.53        16.64          0.00

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.89         8.55          0.00
                                                             2012      8.55         9.55          0.00
                                                             2013      9.55        10.44          0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     12.47        12.64      3,557.79
                                                             2012     12.64        13.55      1,286.75
                                                             2013     13.55        18.47        835.01

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.16        10.26     20,201.54
                                                             2012     10.26        11.88      2,413.63
                                                             2013     11.88        14.15        910.18

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011    $14.48       $15.95      2,506.66
                                                            2012     15.95        17.17        893.91
                                                            2013     17.17        23.27          0.00

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     12.62        13.76          0.00
                                                            2012     13.76        14.21          0.00
                                                            2013     14.21        15.38          0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.09        15.55      7,789.52
                                                            2012     15.55        18.48      7,765.69
                                                            2013     18.48        23.03          0.00

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.85         8.20          0.00
                                                            2012      8.20         9.83          0.00
                                                            2013      9.83        10.43          0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.14        14.39     11,386.99
                                                            2012     14.39        15.40     11,123.20
                                                            2013     15.40        13.70        843.80

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.37        15.69      8,808.87
                                                            2012     15.69        16.82      7,450.88
                                                            2013     16.82        16.18      5,582.65

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     22.61        23.14        309.04
                                                            2012     23.14        25.29        294.77
                                                            2013     25.29        25.16        322.62

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.58        10.71          0.00
                                                            2012     10.71        10.83          0.00
                                                            2013     10.83        10.14          0.00

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.71          0.00

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.04        15.83      4,593.59
                                                            2012     15.83        18.01        448.23
                                                            2013     18.01        24.41        291.53

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06          0.00
                                                            2013      1.06         1.14          0.00

SSgA Growth and Income ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.65        11.24          0.00
                                                            2012     11.24        12.44          0.00
                                                            2013     12.44        13.78          0.00

                                                               BEGINNING OF               NUMBER OF
                                                                   YEAR     END OF YEAR  ACCUMULATION
                                                               ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                       YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                       ---- ------------ ------------ ------------
SSgA Growth ETF Investment Division (Class B)
  (10/7/2011)............................................ 2011    $ 9.89      $ 10.50          0.00
                                                          2012     10.50        11.84          0.00
                                                          2013     11.84        13.71          0.00

T. Rowe Price Large Cap Growth Investment Division
  (Class B).............................................. 2013     16.08        20.23      2,023.85

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................. 2011      5.76         5.79      7,833.97
                                                          2012      5.79         6.36      4,231.70
                                                          2013      6.36         6.64          0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011      8.93         9.57      5,683.38
                                                          2012      9.57        10.67      5,441.68
                                                          2013     10.67        14.29      1,636.66

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................. 2011     15.00        16.71      1,833.06
                                                          2012     16.71        19.00      1,339.62
                                                          2013     19.00        26.86        786.45

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................. 2011     14.56        15.19          0.00
                                                          2012     15.19        15.28          0.00
                                                          2013     15.28        16.59          0.00

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)......................... 2011     16.33        16.41      3,893.84
                                                          2012     16.41        16.58      1,273.90
                                                          2013     16.58        16.11        508.88

AT 2.20 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)......................... 2011     21.58        22.22      9,663.04
                                                          2012     22.22        25.68      8,149.50
                                                          2013     25.68        32.23      2,099.55

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................. 2011     75.81        81.00      3,550.46
                                                          2012     81.00        93.08      2,340.53
                                                          2013     93.08       121.56        336.48

                                                                    2.00 SEPARATE ACCOUNT CHARGE
                                                             -------------------------------------------
                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011    $ 9.40       $ 9.69     121,169.18
                                                             2012      9.69        10.46     389,745.02
                                                             2013     10.46        11.39     495,711.72

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.96         9.33     326,943.51
                                                             2012      9.33        10.38     404,437.61
                                                             2013     10.38        12.07     384,437.61

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.21         8.64      11,066.56
                                                             2012      8.64         9.84      11,776.29
                                                             2013      9.84        12.06       7,954.08

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................... 2011      7.99         8.46     153,709.12
                                                             2012      8.46         9.74     172,185.71
                                                             2013      9.74        12.39     151,664.13

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.46         9.79     544,723.97
                                                             2012      9.79        10.64     530,918.68
                                                             2013     10.64        11.83     495,761.72

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.17        10.56     118,460.62
                                                             2012     10.56        11.44     411,249.44
                                                             2013     11.44        10.83     523,749.14

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.42         9.43       3,909.51
                                                             2012      9.43        11.03       8,901.42
                                                             2013     11.03        12.45      10,429.09

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond Index
  Investment Division (Class B)) (10/7/2011)................ 2011     15.02        15.17     163,276.23
                                                             2012     15.17        15.41     188,468.98
                                                             2013     15.41        14.72     213,602.76

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................... 2011     46.06        46.75       7,833.19
                                                             2012     46.75        49.16      14,534.00
                                                             2013     49.16        47.70       9,729.03

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011)................ 2011     24.65        25.60      12,003.14
                                                             2012     25.60        28.62      12,745.28
                                                             2013     28.62        37.57      12,878.74

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.24         9.52     189,221.64
                                                             2012      9.52        10.19     445,113.13
                                                             2013     10.19        11.02     491,138.05

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 48.99      $ 52.87          204.49
                                                            2012     52.87        58.77          203.20
                                                            2013     58.77        77.36          202.07

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.51        10.48       84,733.72
                                                            2012     10.48        11.70       91,260.55
                                                            2013     11.70        15.12       89,110.19

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     19.45        19.36       20,543.08
                                                            2012     19.36        18.98       17,843.39
                                                            2013     18.98        18.60       14,469.83

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.90        12.68       15,008.90
                                                            2012     12.68        15.65       22,495.95
                                                            2013     15.65        15.89       26,559.44

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.65         7.20        5,679.72
                                                            2012      7.20         8.37       13,661.01
                                                            2013      8.37        11.94       17,930.99

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    114.50       118.55        4,758.50
                                                            2012    118.55       142.35        5,623.83
                                                            2013    142.35       179.70        4,313.77

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     25.71        28.09        7,041.54
                                                            2012     28.09        31.01       10,389.07
                                                            2013     31.01        40.54        9,592.25

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     34.66        37.16        8,392.66
                                                            2012     37.16        40.32        9,687.96
                                                            2013     40.32        52.34        6,802.41

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.85        15.86       20,465.85
                                                            2012     15.86        20.09       26,615.04
                                                            2013     20.09        25.70       19,131.35

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04    1,136,194.79
                                                            2013      1.04         1.04    1,963,610.17

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B))...................................... 2012     23.35        23.91        7,157.33
                                                            2013     23.91        30.54        6,279.81

                                                              BEGINNING OF               NUMBER OF
                                                                  YEAR     END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                      ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment
  Division (Class B)) (10/7/2011)....................... 2011    $19.20       $21.26        8,115.78
                                                         2012     21.26        23.47            0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011     13.42        14.58        2,474.75
                                                         2012     14.58        16.90        1,598.44
                                                         2013     16.90        23.22        1,779.02

Jennison Growth Investment Division (Class B)
  (10/7/2011)........................................... 2011      4.54         4.72        5,947.73
                                                         2012      4.72         5.35       47,533.84
                                                         2013      5.35         7.17       12,117.66

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................ 2011      7.19         7.66        5,906.39
                                                         2012      7.66         8.60            0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013)........................................... 2013     10.90        10.32       74,835.04

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................ 2011     10.44        10.56       50,781.89
                                                         2012     10.56        10.86       64,281.18
                                                         2013     10.86        10.83            0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012)................................. 2012      1.01         1.04      502,029.14
                                                         2013      1.04         1.13    1,415,404.61

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................ 2011     11.26        12.48        5,356.86
                                                         2012     12.48        14.11        5,149.91
                                                         2013     14.11        18.38        4,684.47

Loomis Sayles Global Markets Investment Division
  (Class B) (10/7/2011)................................. 2011     11.61        12.24        6,425.11
                                                         2012     12.24        14.03        8,838.58
                                                         2013     14.03        16.11       13,535.25

Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income Investment
  Division (Class B)) (10/7/2011)....................... 2011     10.22        10.93        5,375.82
                                                         2012     10.93        12.05        4,656.19
                                                         2013     12.05        12.56            0.00

Loomis Sayles Small Cap Core Investment Division
  (Class B) (10/7/2011)................................. 2011     28.30        31.80          814.48
                                                         2012     31.80        35.61          401.56
                                                         2013     35.61        49.11          140.26

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................... 2011    $20.57       $21.75      11,851.59
                                                             2012     21.75        24.07      11,879.54
                                                             2013     24.07        25.48      10,797.26

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................... 2011     25.62        28.16       5,414.85
                                                             2012     28.16        30.79       6,183.77
                                                             2013     30.79        41.20       5,407.06

Met/Eaton Vance Floating Rate Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.91        10.18         103.37
                                                             2012     10.18        10.70         176.96
                                                             2013     10.70        10.90      19,848.10

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011)............................ 2011     13.97        13.97       1,427.38
                                                             2012     13.97        16.14       1,332.53
                                                             2013     16.14        20.19       1,231.82

Met/Franklin Low Duration Total Return Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.69         9.72           0.00
                                                             2012      9.72         9.95           0.00
                                                             2013      9.95         9.86      12,418.60

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.77        11.80       3,551.12
                                                             2012     11.80        13.21       3,505.98
                                                             2013     13.21        13.09       3,452.35

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.44        10.00      13,058.13
                                                             2012     10.00        11.44      13,656.32
                                                             2013     11.44        14.53      65,495.39

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.16         9.34     132,446.18
                                                             2012      9.34        10.36     451,186.98
                                                             2013     10.36        11.61     708,335.09

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.75        12.03      81,614.85
                                                             2012     12.03        12.88     119,014.96
                                                             2013     12.88        13.16     170,871.35

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     11.26        11.64     246,781.03
                                                             2012     11.64        12.71     247,821.26
                                                             2013     12.71        13.82     240,199.29

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................... 2013     11.28        12.81      29,093.77

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)................ 2011      8.60         9.16      18,787.98
                                                             2012      9.16        10.43      18,048.29
                                                             2013     10.43        11.21           0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $14.26       $15.66       37,367.51
                                                             2012     15.66        18.01       39,275.51
                                                             2013     18.01        23.45       43,416.79

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.72        11.16      744,956.34
                                                             2012     11.16        12.39      802,464.46
                                                             2013     12.39        14.33      828,435.25

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.10        10.62       49,028.51
                                                             2012     10.62        12.02       49,724.04
                                                             2013     12.02        14.64       58,939.90

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01            0.00
                                                             2013      1.01         1.12    1,134,924.09

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     31.20        33.94       89,053.88
                                                             2012     33.94        38.39       89,252.21
                                                             2013     38.39        49.56       88,088.64

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.47         9.74       18,168.57
                                                             2012      9.74        11.35       26,870.69
                                                             2013     11.35        10.57       16,136.70

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.80        11.96        2,050.25
                                                             2012     11.96        13.68        1,826.68
                                                             2013     13.68        16.00        3,681.76

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     36.53        38.60        2,201.40
                                                             2012     38.60        42.11        2,148.45
                                                             2013     42.11        49.00        1,870.90

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011     10.01        10.91       19,147.06
                                                             2012     10.91        12.44       17,820.26
                                                             2013     12.44        16.51       20,446.47

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.87         8.53        5,287.67
                                                             2012      8.53         9.53        4,813.96
                                                             2013      9.53        10.41            0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     12.38        12.55        6,725.96
                                                             2012     12.55        13.44       17,533.82
                                                             2013     13.44        18.32        8,787.56

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011    $10.10       $10.19      78,802.45
                                                            2012     10.19        11.79      86,918.88
                                                            2013     11.79        14.05      92,866.43

Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.40        15.86           0.00
                                                            2012     15.86        17.06          42.73
                                                            2013     17.06        23.11       1,998.10

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     12.55        13.69       2,526.00
                                                            2012     13.69        14.13       2,742.30
                                                            2013     14.13        15.29           0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.98        15.43       5,402.49
                                                            2012     15.43        18.33       5,920.40
                                                            2013     18.33        22.84      24,027.45

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.84         8.19      35,481.54
                                                            2012      8.19         9.81      35,223.85
                                                            2013      9.81        10.40           0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.08        14.33      67,883.43
                                                            2012     14.33        15.33      74,662.29
                                                            2013     15.33        13.63      66,592.62

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.29        15.61      83,164.88
                                                            2012     15.61        16.72     116,288.90
                                                            2013     16.72        16.07     102,304.96

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     22.41        22.94       5,982.14
                                                            2012     22.94        25.06       5,744.61
                                                            2013     25.06        24.91       7,883.53

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.58        10.71      87,791.06
                                                            2012     10.71        10.82     189,666.22
                                                            2013     10.82        10.13     226,525.89

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.70      10,802.22

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.95        15.72      22,062.84
                                                            2012     15.72        17.89      24,341.93
                                                            2013     17.89        24.23      27,338.98

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012    $ 1.01      $  1.06      535,553.65
                                                            2013      1.06         1.14    1,184,569.04

SSgA Growth and Income ETF Investment Division
  (Class B) (10/7/2011).................................... 2011     10.61        11.21       92,818.79
                                                            2012     11.21        12.40       88,982.96
                                                            2013     12.40        13.72       88,363.13

SSgA Growth ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.86        10.46            0.00
                                                            2012     10.46        11.80            0.00
                                                            2013     11.80        13.65          608.38

T. Rowe Price Large Cap Growth Investment Division
  (Class B)................................................ 2013     15.96        20.08       11,307.31

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................... 2011      5.73         5.76       40,957.47
                                                            2012      5.76         6.33       42,253.02
                                                            2013      6.33         6.60            0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011      8.88         9.52       20,934.05
                                                            2012      9.52        10.61       27,944.03
                                                            2013     10.61        14.20       23,912.72

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011     14.89        16.59        2,713.53
                                                            2012     16.59        18.85        4,457.17
                                                            2013     18.85        26.64        5,851.42

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................... 2011     14.54        15.16        2,308.38
                                                            2012     15.16        15.24        8,297.83
                                                            2013     15.24        16.55        2,485.48

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)........................... 2011     16.19        16.27       11,190.07
                                                            2012     16.27        16.43       11,912.43
                                                            2013     16.43        15.96       12,417.10

AT 2.25 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)........................... 2011     21.43        22.07       26,995.71
                                                            2012     22.07        25.50       30,240.57
                                                            2013     25.50        31.98       21,508.26

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................... 2011     74.77        79.88       10,785.27
                                                            2012     79.88        91.74       10,548.30
                                                            2013     91.74       119.76       10,978.64

                                                                    2.05 SEPARATE ACCOUNT CHARGE
                                                             -------------------------------------------
                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011    $ 9.40       $ 9.69           0.00
                                                             2012      9.69        10.45           0.00
                                                             2013     10.45        11.38       3,396.26

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.94         9.31      56,539.18
                                                             2012      9.31        10.36      45,063.35
                                                             2013     10.36        12.03      37,211.38

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.20         8.62      60,887.71
                                                             2012      8.62         9.81      37,687.89
                                                             2013      9.81        12.03      36,539.53

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................... 2011      7.98         8.45      62,852.12
                                                             2012      8.45         9.72      25,487.39
                                                             2013      9.72        12.36      22,102.98

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.45         9.77     152,975.72
                                                             2012      9.77        10.61     142,391.84
                                                             2013     10.61        11.80     138,060.55

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.17        10.55           0.00
                                                             2012     10.55        11.43      16,460.77
                                                             2013     11.43        10.82      15,890.27

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.33         9.33      31,258.45
                                                             2012      9.33        10.91      12,830.55
                                                             2013     10.91        12.31       2,296.00

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond Index
  Investment Division (Class B)) (10/7/2011)................ 2011     14.92        15.08     234,901.53
                                                             2012     15.08        15.30      92,505.13
                                                             2013     15.30        14.61      53,061.94

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................... 2011     45.41        46.09      13,350.43
                                                             2012     46.09        48.44       6,281.60
                                                             2013     48.44        46.98       4,230.46

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011)................ 2011     24.44        25.38      29,062.09
                                                             2012     25.38        28.36      19,818.05
                                                             2013     28.36        37.21       8,776.98

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.24         9.52           0.00
                                                             2012      9.52        10.18      15,748.52
                                                             2013     10.18        11.00      17,497.16

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 48.30      $ 52.12       3,407.29
                                                            2012     52.12        57.91       3,116.40
                                                            2013     57.91        76.18       2,099.65

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.47        10.43      51,536.70
                                                            2012     10.43        11.64      34,558.23
                                                            2013     11.64        15.03      21,303.52

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     19.18        19.09           0.00
                                                            2012     19.09        18.70           0.00
                                                            2013     18.70        18.32           0.00

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.87        12.65      66,140.78
                                                            2012     12.65        15.61      28,101.03
                                                            2013     15.61        15.84      10,721.36

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.61         7.16      12,316.43
                                                            2012      7.16         8.32      16,362.42
                                                            2013      8.32        11.87       4,992.31

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    112.82       116.80       8,093.35
                                                            2012    116.80       140.18       5,653.66
                                                            2013    140.18       176.87       1,892.24

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     25.50        27.85      32,821.66
                                                            2012     27.85        30.73      11,771.53
                                                            2013     30.73        40.15       5,073.25

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     34.25        36.73       7,095.74
                                                            2012     36.73        39.82       3,674.42
                                                            2013     39.82        51.67       2,946.74

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.77        15.78      67,568.31
                                                            2012     15.78        19.98      34,943.47
                                                            2013     19.98        25.54      16,834.31

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04      74,303.63
                                                            2013      1.04         1.04     120,906.96

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B))............................................... 2012     23.20        23.74      15,645.32
                                                            2013     23.74        30.31       4,820.22

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $19.08       $21.12     38,593.02
                                                            2012     21.12        23.31          0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.36        14.51     43,483.34
                                                            2012     14.51        16.81     13,810.16
                                                            2013     16.81        23.08      4,603.62

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011      4.52         4.69     43,416.71
                                                            2012      4.69         5.31     47,319.39
                                                            2013      5.31         7.12     12,269.17

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.15         7.61     18,660.87
                                                            2012      7.61         8.55          0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.87        10.29     23,291.03

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.42        10.54     21,283.41
                                                            2012     10.54        10.84     23,741.72
                                                            2013     10.84        10.81          0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04      2,346.01
                                                            2013      1.04         1.13      9,213.55

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.22        12.44     16,252.18
                                                            2012     12.44        14.05     15,069.56
                                                            2013     14.05        18.30     12,329.21

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.58        12.21     16,711.36
                                                            2012     12.21        13.98     15,349.25
                                                            2013     13.98        16.05     14,665.40

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.20        10.91      3,600.95
                                                            2012     10.91        12.02      1,812.42
                                                            2013     12.02        12.53          0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     28.05        31.52     12,246.95
                                                            2012     31.52        35.28      6,447.49
                                                            2013     35.28        48.63      2,405.70

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

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................... 2011    $20.41       $21.58      39,640.28
                                                             2012     21.58        23.87      29,494.64
                                                             2013     23.87        25.25      18,921.29

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................... 2011     25.38        27.89      17,073.51
                                                             2012     27.89        30.49       6,501.20
                                                             2013     30.49        40.78         998.97

Met/Eaton Vance Floating Rate Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.91        10.17          57.48
                                                             2012     10.17        10.69          58.29
                                                             2013     10.69        10.87       2,967.01

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011)............................ 2011     13.95        13.95           0.00
                                                             2012     13.95        16.11           0.00
                                                             2013     16.11        20.14         815.91

Met/Franklin Low Duration Total Return Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.69         9.72       9,524.04
                                                             2012      9.72         9.94           0.00
                                                             2013      9.94         9.85           0.00

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.75        11.78           0.00
                                                             2012     11.78        13.19           0.00
                                                             2013     13.19        13.06           0.00

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.41         9.97       3,178.47
                                                             2012      9.97        11.40       3,446.96
                                                             2013     11.40        14.47       3,595.02

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.16         9.34           0.00
                                                             2012      9.34        10.35       3,314.78
                                                             2013     10.35        11.59       3,627.47

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.71        11.99     198,144.68
                                                             2012     11.99        12.83     205,156.50
                                                             2013     12.83        13.11      72,717.53

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     11.23        11.60     123,990.92
                                                             2012     11.60        12.67     138,999.46
                                                             2013     12.67        13.77      83,285.54

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................... 2013     11.25        12.77       6,171.58

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)................ 2011    $ 8.58       $ 9.15       9,627.03
                                                             2012      9.15        10.41       9,101.35
                                                             2013     10.41        11.18           0.00

MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     14.18        15.57      72,962.46
                                                             2012     15.57        17.90      37,706.75
                                                             2013     17.90        23.29      19,785.12

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.68        11.13     657,704.57
                                                             2012     11.13        12.34     595,832.00
                                                             2013     12.34        14.27     368,681.49

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.06        10.59     544,817.85
                                                             2012     10.59        11.97     503,745.96
                                                             2013     11.97        14.58     405,700.17

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01           0.00
                                                             2013      1.01         1.12      10,434.64

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     30.87        33.57     129,584.67
                                                             2012     33.57        37.96      49,357.05
                                                             2013     37.96        48.98      28,224.11

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.44         9.71      15,367.97
                                                             2012      9.71        11.31      15,632.82
                                                             2013     11.31        10.53      18,363.99

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.74        11.90      34,739.71
                                                             2012     11.90        13.60      14,495.73
                                                             2013     13.60        15.89       4,873.07

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     36.09        38.13       6,109.91
                                                             2012     38.13        41.57       1,531.71
                                                             2013     41.57        48.35       1,017.03

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011      9.95        10.84      31,785.71
                                                             2012     10.84        12.35      14,934.43
                                                             2013     12.35        16.38      14,016.30

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.86         8.52       2,405.54
                                                             2012      8.52         9.50         838.19
                                                             2013      9.50        10.39           0.00

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

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011    $12.29       $12.46      26,713.74
                                                            2012     12.46        13.34      17,175.14
                                                            2013     13.34        18.17       8,994.17

MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.03        10.13      99,290.99
                                                            2012     10.13        11.71      49,876.44
                                                            2013     11.71        13.94      30,924.84

Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.32        15.77      20,589.40
                                                            2012     15.77        16.95       8,252.77
                                                            2013     16.95        22.95       4,818.19

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     12.49        13.62      15,211.89
                                                            2012     13.62        14.05       8,935.83
                                                            2013     14.05        15.20           0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.87        15.32      29,824.08
                                                            2012     15.32        18.19      18,629.18
                                                            2013     18.19        22.65       5,000.85

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.83         8.17       1,202.27
                                                            2012      8.17         9.78         103.95
                                                            2013      9.78        10.38           0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     14.02        14.27      50,885.16
                                                            2012     14.27        15.25      40,821.09
                                                            2013     15.25        13.56      32,887.87

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.21        15.52     175,720.58
                                                            2012     15.52        16.62     100,588.64
                                                            2013     16.62        15.97      80,434.82

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     22.22        22.74      21,394.23
                                                            2012     22.74        24.83      17,557.77
                                                            2013     24.83        24.67      17,931.30

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.58        10.70           0.00
                                                            2012     10.70        10.82       4,725.36
                                                            2013     10.82        10.12       1,336.14

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.70           0.00

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

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011    $13.86      $ 15.62      33,343.31
                                                            2012     15.62        17.76      21,512.18
                                                            2013     17.76        24.05       9,099.15

Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012      1.01         1.06       5,800.38
                                                            2013      1.06         1.14      12,569.60

SSgA Growth and Income ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.58        11.17     329,553.88
                                                            2012     11.17        12.35     312,475.42
                                                            2013     12.35        13.67     109,960.41

SSgA Growth ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.83        10.43      23,889.08
                                                            2012     10.43        11.75      21,231.13
                                                            2013     11.75        13.60       3,933.45

T. Rowe Price Large Cap Growth Investment Division
  (Class B)................................................ 2013     15.85        19.92      29,455.13

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................... 2011      5.70         5.72     128,984.56
                                                            2012      5.72         6.29      73,697.73
                                                            2013      6.29         6.56           0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011      8.83         9.47     134,850.19
                                                            2012      9.47        10.54      88,029.90
                                                            2013     10.54        14.11      60,387.69

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011     14.78        16.47      26,835.49
                                                            2012     16.47        18.70      15,031.37
                                                            2013     18.70        26.41       7,561.46

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................... 2011     14.52        15.14       1,027.34
                                                            2012     15.14        15.21       1,661.90
                                                            2013     15.21        16.51       1,411.83

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)........................... 2011     16.06        16.13      33,008.38
                                                            2012     16.13        16.28       7,940.14
                                                            2013     16.28        15.81       2,080.22

AT 2.30 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)........................... 2011     21.29        21.92      89,152.02
                                                            2012     21.92        25.31      54,019.83
                                                            2013     25.31        31.73      23,248.89

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................... 2011     73.74        78.77      26,286.99
                                                            2012     78.77        90.43      13,723.88
                                                            2013     90.43       117.98       5,229.67

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

                                                                    2.10 SEPARATE ACCOUNT CHARGE
                                                             -------------------------------------------
                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011    $ 9.40       $ 9.69           0.00
                                                             2012      9.69        10.44           0.00
                                                             2013     10.44        11.36           0.00

American Funds(R) Balanced Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.93         9.30      60,129.42
                                                             2012      9.30        10.33      58,058.54
                                                             2013     10.33        12.00      25,080.58

American Funds(R) Growth Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      8.18         8.61     262,539.05
                                                             2012      8.61         9.79     207,904.55
                                                             2013      9.79        11.99     195,158.92

American Funds(R) Growth Investment Division (Class C)
  (10/7/2011)............................................... 2011      7.97         8.43           0.00
                                                             2012      8.43         9.70           0.00
                                                             2013      9.70        12.32           0.00

American Funds(R) Moderate Allocation Investment Division
  (Class C) (10/7/2011)..................................... 2011      9.43         9.75      69,926.04
                                                             2012      9.75        10.59     104,718.84
                                                             2013     10.59        11.77     101,003.59

AQR Global Risk Balanced Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.16        10.55           0.00
                                                             2012     10.55        11.42           0.00
                                                             2013     11.42        10.80       2,396.99

Baillie Gifford International Stock Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.23         9.24           0.00
                                                             2012      9.24        10.80           0.00
                                                             2013     10.80        12.17           0.00

Barclays Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Capital Aggregate Bond Index
  Investment Division (Class B)) (10/7/2011)................ 2011     14.82        14.98       5,800.43
                                                             2012     14.98        15.20       4,302.67
                                                             2013     15.20        14.50       7,543.58

BlackRock Bond Income Investment Division (Class B)
  (10/7/2011)............................................... 2011     44.78        45.44         503.15
                                                             2012     45.44        47.73         395.43
                                                             2013     47.73        46.27         420.87

BlackRock Capital Appreciation Investment Division
  (Class B) (formerly BlackRock Legacy Large Cap Growth
  Investment Division (Class B)) (10/7/2011)................ 2011     24.23        25.16           0.00
                                                             2012     25.16        28.11           0.00
                                                             2013     28.11        36.86           0.00

BlackRock Global Tactical Strategies Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.24         9.52           0.00
                                                             2012      9.52        10.17           0.00
                                                             2013     10.17        10.99           0.00

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

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011   $ 47.62      $ 51.38          0.00
                                                            2012     51.38        57.06          0.00
                                                            2013     57.06        75.03          0.00

BlackRock Large Cap Value Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.42        10.38        603.54
                                                            2012     10.38        11.58          0.00
                                                            2013     11.58        14.94          0.00

BlackRock Money Market Investment Division (Class B)
  (10/7/2011).............................................. 2011     18.91        18.82          0.00
                                                            2012     18.82        18.43          0.00
                                                            2013     18.43        18.05          0.00

Clarion Global Real Estate Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.81        12.58      7,443.84
                                                            2012     12.58        15.52      6,441.63
                                                            2013     15.52        15.73      9,024.00

ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge Aggressive
  Growth Investment Division (Class B)) (10/7/2011)........ 2011      6.58         7.12      7,895.98
                                                            2012      7.12         8.27      7,600.61
                                                            2013      8.27        11.79      7,129.66

ClearBridge Aggressive Growth II Investment Division
  (Class B) (formerly Janus Forty Investment Division
  (Class B)) (10/7/2011)................................... 2011    111.17       115.07        274.82
                                                            2012    115.07       138.03        266.96
                                                            2013    138.03       174.08        266.96

Davis Venture Value Investment Division (Class B)
  (10/7/2011).............................................. 2011     25.28        27.61        485.75
                                                            2012     27.61        30.45        479.28
                                                            2013     30.45        39.77        412.30

Frontier Mid Cap Growth Investment Division (Class B)
  (formerly BlackRock Aggressive Growth Investment
  Division (Class B)) (10/7/2011).......................... 2011     33.85        36.29         43.35
                                                            2012     36.29        39.34          0.00
                                                            2013     39.34        51.01          0.00

Harris Oakmark International Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.69        15.70      3,349.03
                                                            2012     15.70        19.87      3,215.01
                                                            2013     19.87        25.39      3,009.31

Invesco Balanced-Risk Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04          0.00
                                                            2013      1.04         1.04     25,910.72

Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B))............................................... 2012     23.04        23.57      1,206.50
                                                            2013     23.57        30.08      1,026.81

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

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Invesco Mid Cap Value Investment Division (Class B)
  (formerly Lord Abbett Mid Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011    $18.96       $20.98      1,771.72
                                                            2012     20.98        23.15          0.00

Invesco Small Cap Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.29        14.44          0.00
                                                            2012     14.44        16.71          0.00
                                                            2013     16.71        22.94          0.00

Jennison Growth Investment Division (Class B)
  (10/7/2011).............................................. 2011      4.49         4.67          0.00
                                                            2012      4.67         5.28          0.00
                                                            2013      5.28         7.07          0.00

Jennison Growth Investment Division (Class B) (formerly
  Oppenheimer Capital Appreciation Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.12         7.57          0.00
                                                            2012      7.57         8.50          0.00

JPMorgan Core Bond Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.84        10.26          0.00

JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment Division
  (Class C)) (10/7/2011)................................... 2011     10.40        10.52          0.00
                                                            2012     10.52        10.81          0.00
                                                            2013     10.81        10.78          0.00

JPMorgan Global Active Allocation Investment Division
  (Class B) (4/30/2012).................................... 2012      1.01         1.04          0.00
                                                            2013      1.04         1.13     12,495.59

JPMorgan Small Cap Value Investment Division (Class B)
  (formerly Dreman Small Cap Value Investment Division
  (Class B)) (10/7/2011)................................... 2011     11.19        12.40          0.00
                                                            2012     12.40        14.00          0.00
                                                            2013     14.00        18.22          0.00

Loomis Sayles Global Markets Investment Division (Class B)
  (10/7/2011).............................................. 2011     11.55        12.17          0.00
                                                            2012     12.17        13.94          0.00
                                                            2013     13.94        15.99      4,028.78

Loomis Sayles Global Markets Investment Division (Class B)
  (formerly Met/Franklin Income Investment Division
  (Class B)) (10/7/2011)................................... 2011     10.19        10.89      5,188.27
                                                            2012     10.89        12.00      4,994.18
                                                            2013     12.00        12.49          0.00

Loomis Sayles Small Cap Core Investment Division (Class B)
  (10/7/2011).............................................. 2011     27.81        31.24      1,834.50
                                                            2012     31.24        34.95      1,765.87
                                                            2013     34.95        48.15      1,656.46

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

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division (Class B)
  (10/7/2011)............................................... 2011    $20.25       $21.41      3,485.91
                                                             2012     21.41        23.67      2,526.75
                                                             2013     23.67        25.03      2,370.19

Met/Artisan Mid Cap Value Investment Division (Class B)
  (10/7/2011)............................................... 2011     25.15        27.63      2,111.19
                                                             2012     27.63        30.19      2,032.21
                                                             2013     30.19        40.36      1,906.30

Met/Eaton Vance Floating Rate Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.90        10.16          0.00
                                                             2012     10.16        10.68          0.00
                                                             2013     10.68        10.85          0.00

Met/Dimensional International Small Company Investment
  Division (Class B) (10/7/2011)............................ 2011     13.93        13.92          0.00
                                                             2012     13.92        16.07          0.00
                                                             2013     16.07        20.09          0.00

Met/Franklin Low Duration Total Return Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.68         9.72          0.00
                                                             2012      9.72         9.93          0.00
                                                             2013      9.93         9.84          0.00

Met/Templeton International Bond Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.74        11.77          0.00
                                                             2012     11.77        13.17          0.00
                                                             2013     13.17        13.03          0.00

MetLife Aggressive Strategy Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.38         9.93          0.00
                                                             2012      9.93        11.36          0.00
                                                             2013     11.36        14.40          0.00

MetLife Balanced Plus Investment Division (Class B)
  (10/7/2011)............................................... 2011      9.16         9.33          0.00
                                                             2012      9.33        10.34          0.00
                                                             2013     10.34        11.58      3,115.98

MetLife Conservative Allocation Investment Division
  (Class B) (10/7/2011)..................................... 2011     11.68        11.95     20,837.13
                                                             2012     11.95        12.78     20,618.39
                                                             2013     12.78        13.05     20,390.62

MetLife Conservative to Moderate Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     11.19        11.56          0.00
                                                             2012     11.56        12.62          0.00
                                                             2013     12.62        13.71          0.00

MetLife Growth Strategy Investment Division (Class B)
  (4/29/2013)............................................... 2013     11.22        12.73          0.00

MetLife Growth Strategy Investment Division (Class B)
  (formerly Met/Franklin Templeton Founding Strategy
  Investment Division (Class B)) (10/7/2011)................ 2011      8.57         9.13          0.00
                                                             2012      9.13        10.38          0.00
                                                             2013     10.38        11.15          0.00

                                                                  BEGINNING OF               NUMBER OF
                                                                      YEAR     END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011    $14.10       $15.48        994.35
                                                             2012     15.48        17.79        972.31
                                                             2013     17.79        23.14      1,233.77

MetLife Moderate Allocation Investment Division (Class B)
  (10/7/2011)............................................... 2011     10.65        11.09     23,831.59
                                                             2012     11.09        12.29     23,538.04
                                                             2013     12.29        14.21      1,260.00

MetLife Moderate to Aggressive Allocation Investment
  Division (Class B) (10/7/2011)............................ 2011     10.03        10.55     48,932.06
                                                             2012     10.55        11.92     48,480.95
                                                             2013     11.92        14.52     65,547.25

MetLife Multi-Index Targeted Risk Investment Division
  (Class B) (11/12/2012).................................... 2012      0.98         1.01          0.00
                                                             2013      1.01         1.11     55,379.09

MetLife Stock Index Investment Division (Class B)
  (10/7/2011)............................................... 2011     30.54        33.21      5,948.06
                                                             2012     33.21        37.53      5,751.27
                                                             2013     37.53        48.40      7,187.22

MFS(R) Emerging Markets Equity Investment Division
  (Class B) (10/7/2011)..................................... 2011      9.41         9.68          0.00
                                                             2012      9.68        11.27          0.00
                                                             2013     11.27        10.49          0.00

MFS(R) Research International Investment Division (Class B)
  (10/7/2011)............................................... 2011     11.68        11.83          0.00
                                                             2012     11.83        13.52          0.00
                                                             2013     13.52        15.79          0.00

MFS(R) Total Return Investment Division (Class B)
  (10/7/2011)............................................... 2011     35.65        37.66          0.00
                                                             2012     37.66        41.04          0.00
                                                             2013     41.04        47.71          0.00

MFS(R) Value Investment Division (Class B) (10/7/2011)...... 2011      9.88        10.77          0.00
                                                             2012     10.77        12.26          0.00
                                                             2013     12.26        16.26          0.00

MFS(R) Value Investment Division (Class B) (formerly Met/
  Franklin Mutual Shares Investment Division (Class B))
  (10/7/2011)............................................... 2011      7.84         8.50          0.00
                                                             2012      8.50         9.48          0.00
                                                             2013      9.48        10.36          0.00

Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (10/7/2011)..................................... 2011     12.20        12.36          0.00
                                                             2012     12.36        13.23          0.00
                                                             2013     13.23        18.01          0.00

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
MSCI EAFE(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011    $ 9.97       $10.06      4,494.63
                                                            2012     10.06        11.63      4,582.47
                                                            2013     11.63        13.84      6,149.77

Neuberger Berman Genesis Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.24        15.68        200.05
                                                            2012     15.68        16.85          0.00
                                                            2013     16.85        22.80          0.00

Neuberger Berman Genesis Investment Division (Class B)
  (formerly MLA Mid Cap Investment Division (Class B))
  (10/7/2011).............................................. 2011     12.43        13.55          0.00
                                                            2012     13.55        13.97          0.00
                                                            2013     13.97        15.11          0.00

Oppenheimer Global Equity Investment Division (Class B)
  (10/7/2011).............................................. 2011     14.76        15.21      4,968.61
                                                            2012     15.21        18.04      4,726.77
                                                            2013     18.04        22.46      3,801.79

Oppenheimer Global Equity Investment Division (Class B)
  (formerly Met/Templeton Growth Investment Division
  (Class B)) (10/7/2011)................................... 2011      7.81         8.16          0.00
                                                            2012      8.16         9.76          0.00
                                                            2013      9.76        10.35          0.00

PIMCO Inflation Protected Bond Investment Division
  (Class B) (10/7/2011).................................... 2011     13.96        14.20      9,283.54
                                                            2012     14.20        15.18      8,983.71
                                                            2013     15.18        13.48      8,751.78

PIMCO Total Return Investment Division (Class B)
  (10/7/2011).............................................. 2011     15.13        15.44      4,708.68
                                                            2012     15.44        16.52      3,397.61
                                                            2013     16.52        15.87      3,187.09

Pioneer Strategic Income Investment Division (Class E)
  (10/7/2011).............................................. 2011     22.03        22.54          0.00
                                                            2012     22.54        24.60          0.00
                                                            2013     24.60        24.43          0.00

Pyramis(R) Government Income Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.58        10.70          0.00
                                                            2012     10.70        10.81          0.00
                                                            2013     10.81        10.10          0.00

Pyramis(R) Managed Risk Investment Division (Class B)
  (4/29/2013).............................................. 2013     10.21        10.70          0.00

Russell 2000(R) Index Investment Division (Class B)
  (10/7/2011).............................................. 2011     13.77        15.52      1,004.61
                                                            2012     15.52        17.63        997.02
                                                            2013     17.63        23.86      1,215.23

                                                                 BEGINNING OF               NUMBER OF
                                                                     YEAR     END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION UNITS END OF
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE      YEAR
-------------------                                         ---- ------------ ------------ ------------
Schroders Global Multi-Asset Investment Division (Class B)
  (4/30/2012).............................................. 2012    $ 1.01      $  1.06          0.00
                                                            2013      1.06         1.14     30,893.71

SSgA Growth and Income ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011     10.55        11.14     37,737.11
                                                            2012     11.14        12.31     37,303.12
                                                            2013     12.31        13.61     36,876.63

SSgA Growth ETF Investment Division (Class B)
  (10/7/2011).............................................. 2011      9.80        10.40          0.00
                                                            2012     10.40        11.71          0.00
                                                            2013     11.71        13.54          0.00

T. Rowe Price Large Cap Growth Investment Division
  (Class B)................................................ 2013     15.73        19.77      1,165.08

T. Rowe Price Large Cap Growth Investment Division
  (Class B) (formerly RCM Technology Investment Division
  (Class B)) (10/7/2011)................................... 2011      5.67         5.69          0.00
                                                            2012      5.69         6.25          0.00
                                                            2013      6.25         6.52          0.00

T. Rowe Price Mid Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011      8.79         9.42          0.00
                                                            2012      9.42        10.48          0.00
                                                            2013     10.48        14.02          0.00

T. Rowe Price Small Cap Growth Investment Division
  (Class B) (10/7/2011).................................... 2011     14.67        16.34          0.00
                                                            2012     16.34        18.55          0.00
                                                            2013     18.55        26.19          0.00

Van Eck Global Natural Resources Investment Division
  (Class B) (10/7/2011).................................... 2011     14.50        15.12          0.00
                                                            2012     15.12        15.18          0.00
                                                            2013     15.18        16.46          0.00

Western Asset Management U.S. Government Investment
  Division (Class B) (10/7/2011)........................... 2011     15.92        15.99          0.00
                                                            2012     15.99        16.13          0.00
                                                            2013     16.13        15.66          0.00

AT 2.35 SEPARATE ACCOUNT CHARGE:
--------------------------------
American Funds Global Small Capitalization Investment
  Division (Class 2) (10/7/2011)........................... 2011     21.15        21.77      1,436.29
                                                            2012     21.77        25.12        589.52
                                                            2013     25.12        31.48        516.90

American Funds Growth-Income Investment Division
  (Class 2) (10/7/2011).................................... 2011     72.73        77.68        520.88
                                                            2012     77.68        89.13        165.24
                                                            2013     89.13       116.23        142.17

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division of the Met Investors Fund were merged into MFS(R) Value Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

C Class shares of the JP Morgan Core Bond Investment Division of the Met Investors Fund were exchanged for B Class shares of the JP Morgan Core Bond Investment Division of the Met Investors Fund on April 29, 2013.

The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


     (a) The financial statements and financial highlights comprising each of the individual Investment Divisions of the Separate Account and the report of the Independent Registered Public Accounting Firm thereto are contained in the Separate Account's Annual Report and are included in the Statement of Additional Information. The financial statements of the Separate Account include: [to be filed by amendment]

            (1) Statements of Assets and Liabilities as of December 31, 2013.
            (2) Statements of Operations for the year ended December 31, 2013.
            (3) Statements of Changes in Net Assets for the years ended
                December 31, 2013 and 2012.

            (4) Notes to the Financial Statements.


     (b) The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries and report of Independent Registered Public Accounting Firm, are included in the Statement of Additional Information. The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries include: [to be filed by amendment]

            (1) Consolidated Balance Sheets as of December 31, 2013 and 2012.
            (2) Consolidated Statements of Operations for the years ended
                December 31, 2013, 2012 and 2011.

            (3) Consolidated Statements of Comprehensive Income (Loss) for the
                years ended December 31, 2013, 2012 and 2011.

            (4) Consolidated Statements of Equity for the years ended
                December 31, 2013, 2012 and 2011.
            (5) Consolidated Statements of Cash Flows for the years ended
                December 31, 2013, 2012 and 2011.

            (6) Notes to the Consolidated Financial Statements.


     (B) EXHIBITS

     (1)       -- Resolution of the Board of Directors of Metropolitan Life
                  establishing Separate Account E.(1)
     (2)       -- Not applicable.
     (3)(a)    -- Principal Underwriting Agreement with MetLife Investors
                  Distribution Company. (15)

        (b) -- Form of Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)(LTC). (5)

          (i) Form of Enterprise Selling Agreement 02-10 (MetLife Investors Distribution Company Sales Agreement).(17)

          (ii) Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement). (32)

        (c)    -- Participation Agreement--New England Zenith Fund. (3)
        (d)    -- Participation Agreement--American Funds Insurance Series. (2)

        (d)(i) -- Participation Agreement--American Funds Insurance Series - Summary (20)

        (e)    -- Participation Agreement--Met Investors Series Trust. (4)
          (i)  -- First Amendment to the Participation Agreement (16)

          (ii) -- Second Amendment to the Participation Agreement (16)

          (iii)-- Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (26)

        (f)    -- Participation Agreement--Metropolitan Series Fund. (6)

          (i) -- Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors
                  Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (26)

     (4)       -- Form of Deferred Annuity Contract. (2)

        (a) -- ROTH Individual Retirement Annuity ("Roth IRA") Endorsement-- Form ML-446.2 (9/02). (8)

        (b)    -- 401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02). (8)

        (c) -- Individual Retirement Annuity Endorsement. Form ML-408.2 (9/02). (9)

        (d)    -- Tax Sheltered Annuity Endorsement. Form ML-398-3 (12/08). (23)

        (e) -- Qualified Distribution Program Endorsement-Form ML-RMD (7/10) (GMIB and EDB) (21)

        (f) -- Qualified Distribution Program Endorsement-Form ML-RMD-NY (7/10) (GMIB and EDB) (21)

        (g)    -- Enhanced Dollar Cost Averaging Rider Form ML-510-1 (5/05). (9)

        (h)    -- Non-Qualified Annuity Endorsement Form ML-NQ (11/04)-I. (10)

        (i) -- Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ (11/05)-I. (11)

        (j)    -- Guaranteed Minimum Income Benefit Rider -- Living Benefit

                  (i) Form ML-560-4 (4/08) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III). (14)

                        (A) Contract Schedule -- Form ML-EGMIB (4/08) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III). (21)

                                    Base Policy Contract Schedule

                                     (i)    Form PPS-6 (9/10) (GMIB Max V, GMIB
                                            Max IV, GMIB Max III and GMIB Max
                                            II). (21)

                                     (ii)   Form PPS-5 (6/06) (GMIB Plus IV and
                                            GMIB Plus III). (25)

        (k)    -- Guaranteed Minimum Income Benefit Rider -- Living Benefit (NY)

                  (i)   Form ML-560-12-NY (12/11) (GMIB Max III). (24)
                  (ii)  Form ML-560-11-NY (9/11) (GMIB Max II). (24)
                  (iii) Form ML-560-10-NY (9/11) (GMIB Plus IV). (24)
                  (iv)  Form ML-560-8-NY (11/10) (GMIB Plus III). (24)
                  (v)   Form ML-560-13-NY (6/12) (GMIB Max IV). (27)
                  (vi)  Form ML-560-14-NY (2/13) (GMIB Max V). (31)

                        (A) Contract Schedule - Form ML-EGMIB-NY (6/12) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III). (27)

                                  Base Policy Contract Schedule

                                   (i)    Form B Class - PPS-5-NY (9/10)-B
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)
                                   (ii)   Form B Plus Class - PPS-5-NY (9/10)
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)
                                   (iii)  Form L Class - PPS-5-NY (9/10)-L
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)
                                   (iv)   Form C Class - PPS-5-NY (9/10)-C
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)
                                   (v)    Form R Class - PPS-5-NY (9/10)-R
                                          (GMIB Max V, GMIB Max IV,
                                          GMIB Max III and GMIB Max II). (25)

                                   (vi)   Form B Class - PPS-33-4 (9/08)-B
                                          (GMIB Plus IV and GMIB Plus III). (25)
                                   (vii)  Form B Plus - PPS-33-4 (9/08) (GMIB
                                          Plus IV and GMIB Plus III). (25)
                                   (viii) Form L Class - PPS-33-4 (9/08)-L
                                          (GMIB Plus IV and GMIB Plus
                                          III). (25)
                                   (ix)   Form C Class - PPS-33-4 (9/08)-C
                                          (GMIB Plus IV and GMIB Plus
                                          III). (25)
                                   (x)    Form R Class - PPS-33-4 (9/08)-R
                                          (GMIB Plus IV and GMIB Plus
                                          III). (25)

        (l) -- Guaranteed Minimum Death Benefit ("GMDB") Rider -- (Enhanced Death Benefit ("EDB"))


                  (i)  Form ML-640-1 (4/08) (GMIB Max V, EDB Max IV,
                       EDB Max III, EDB Max II, EDB III and EDB II). (14)

                       (A) Contract Schedule -- Form ML-EDB (4/08) (GMIB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III and
                            EDB II). (21)

                                  Base Policy Contract Schedule

                                   (i)   Form PPS-6 (9/10) (GMIB Max V,
                                         EDB Max IV, EDB Max III and
                                         EDB Max II). (21)


                                   (ii)  Form PPS-5 (6/06) (EDB III and
                                         EDB II). (25)

         (m)   -- Guaranteed Withdrawal Benefit ("GWB") Rider

                  (i)   GWB Rider ML-690-5 (4/13) (31)

                        (a) Contract Schedule ML-GWB (4/13) (31)

         (n)   -- Guaranteed Withdrawal Rate ("GWR") Enhancement Rider

                  (i)  GWR Enhancement Rider ML-NHR (4/13) (31)

                        (a) Contract Schedule - Form PPS-7 (4/13) (31)


         (o)   -- Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider

                  (i) Guaranteed Lifetime Withdrawal Benefit Rider 1-4-GLWB-1 (02/15) (34)

                  (ii) Guaranteed Lifetime Withdrawal Benefit Rider (with Death
                       Benefit) 1-4-GLWDB-1 (02-15) (34)

                        (a) Contract Schedule-Guaranteed Lifetime Withdrawal
                            Benefit Rider (Level) 1-4-CGLWB-1 (02-15) (34)

                        (b) Contract Schedule-Guaranteed Lifetime Withdrawal
                            Benefit Rider (Expedite) 1-4-CGLWB-1 (02-15) (34)


     (5)(a)    -- Form of Variable Annuity Application MPP-APP (11/12)
                  MPP-REG200 (11/12) Fs (28)

                  (i) MPP-ADMIN (11/12) MPP (11/12) Fs (31)

        (b) -- Form of Variable Annuity Application MPP-APP-NY (11/12) MPP-NY (11/12) Fs (28)

                  (i) MPP-ADMIN-NY-NG (03/13) MPP-NY(04/13) Fs (31)

     (6)(a)    -- Amended and Restated Charter of Metropolitan Life.(4)

        (b)    -- Amended and Restated By-Laws of Metropolitan Life.(7)

     (7)       -- Not applicable.

     (8)       -- Not applicable.

     (9)       -- Opinion and consent of counsel as to the legality of the securities being registered.(23)

    (10)       -- Consent of Independent Registered Public Accounting Firm.(29)

    (11)       -- Not applicable.

    (12)       -- Not applicable.

    (13)       -- Powers of Attorney.(19)(28)(29)(33)

------------------

1. Filed with Post-Effective Amendment No. 19 to Registration Statement
   No. 2-90380/811-04001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Filed with Pre-Effective Amendment No.1 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.


3. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.


4. Filed with Registration Statement No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

5. Filed with Post-Effective Amendment No. 13 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2006. As incorporated herein by reference.


6. Filed with Post-Effective Amendment No. 9 to Registration Statement 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.


7. Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.


8. Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2003. As incorporated herein by reference.


9. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 8, 2005. As incorporated herein by reference.


10. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on May 18, 2004. As incorporated herein by reference.


11. Filed with Post-Effective Amendment No. 8 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on July 29, 2005. As incorporated herein by reference.


12. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 5, 2006. As incorporated herein by reference.


13. Filed with Post-Effective Amendment No. 18 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 31, 2008. As incorporated herein by reference.


14. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on January 17, 2008. As incorporated herein by reference.


15. Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-133675/811-07534 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.

16. Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 15, 2009. As incorporated herein by reference.

17. Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2010. As incorporated herein by reference.

18. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 8, 2005. As incorporated herein by reference.

19. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on September 21, 2011. Powers of Attorney for Peter M. Carlson, Sylvia Mathews Burwell, Cheryl W. Grise,
    R. Glenn Hubbard, John M. Keane, Alfred F. Kelly, Jr., James M. Kilts, Catherine R. Kinney, Hugh B. Price, Kenton J. Sicchitano and Lulu C. Wang.

20. Filed with Post-Effective Amendment No. 15 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

21. Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.


22. [RESERVED]


23. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on Sept 2, 2011.

24. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on November 21, 2011. As incorporated herein by reference.

25. Filed with Registration No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012.

26. Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.

27. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 1, 2012.

28. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on October 4, 2012. Power of Attorney for John C.R. Hele.


29. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2014.


30. Filed with Post-Effective Amendment No. 9 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on January 15, 2013. As incorporated herein by reference.

31. Filed with Post-Effective Amendment No. 12 to Registration Statement
    File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.

32. Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.


33. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2014. Powers of Attorney for Steven A. Kandarian, Carlos M. Gutierrez, Cheryl W. Grise, R. Glenn Hubbard, John M. Keane, Alfred F. Kelly, Jr., William E. Kennard, James M. Kilts, Catherine R. Kinney, Kenton J. Sicchitano, Lulu C. Wang, Peter M. Carlson, Denise M. Morrison and John C.R. Hele.

34. Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF DEPOSITOR


NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS   POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------------------   -----------------------------------
Steven A. Kandarian                               Director, Chairman, President
Metlife, Inc and Metropolitan Life Insurance      and Chief Executive Officer
Company
1095 Avenue of the Americas
New York, NY 10036

John C.R. Hele                                    Executive Vice President &
1095 Avenue of the Americas                       Chief Financial Officer
New York, NY 10036

Denise M. Morrison                                Director
President and Chief Executive Officer
Campbell Soup Company
One Campbell Place,
Camden, NJ 08103

Carlos M. Gutierrez                               Director
Vice Chairman, Albright Stonebridge Group
(ASG)
555 Thirteenth Street, N.W.
Suite 300 West
Washington, D.C. 20004

Cheryl W. Grise                                   Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, NY 10166

R. Glenn Hubbard                                  Director
Dean and Russell L. Carson Professor of
Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                                     Director
Senior Partner
SCP Partners
2020 K St., N.W., Suite 300
Washington, DC 20006

Alfred F. Kelly, Jr.                              Director
CEO of the NY/NJ 2014 Super Bowl Host
Committee
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ 07073

William E. Kennard                                Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, New York 10166

James M. Kilts                                    Director
Founding Partner
Centerview Capital
Greenwich Office Park
2nd Floor
Greenwich, CT 06831

Catherine R. Kinney                               Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, NY 10166

Kenton J. Sicchitano                              Director
MetLife Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, NY 10166

Lulu C. Wang                                      Director
Chief Executive Officer
Tupelo Capital Management LLC
340 Madison Avenue, 19th Floor
New York, NY 10173


     Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166




NAME                       POSITION WITH METLIFE
-------------------------  -----------------------------------------------------
Steven A. Kandarian        Chairman, President and Chief Executive
                           Officer

Christopher G. Townsend    President, Asia

Michel A. Khalaf           President, Europe/Middle East/Africa

William J. Wheeler         President, The Americas

John C.R. Hele             Executive Vice President and Chief Financial Officer

Peter M. Carlson           Executive Vice President and Chief Accounting Officer

Steven J. Goulart          Executive Vice President and Chief Investment Officer

Ricardo A. Anzaldua        Executive Vice President and General Counsel

Frans Hijkoop              Executive Vice President and Chief Human Resources
                           Officer

Maria R. Morris            Executive Vice President, Global Employee Benefits

Martin J. Lippert          Executive Vice President, Global Technology and
                           Operations

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


        The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife, Inc. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF June 30, 2014

The following is a list of subsidiaries of MetLife, Inc. updated as of June 30, 2014. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (DE)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited ("ITAS").

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by ITAS.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    MetLife Investors Insurance Company (MO)

J.    First MetLife Investors Insurance Company (NY)

K.    Newbury Insurance Company, Limited (DE)

L.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

M.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        e)    GlobalMKT S.A. (Uruguay)

      17.   MetLife Asia Limited (Hong Kong)

      18. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

      19. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

N.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Associates LLC (DE)

      34.   Euro CL Investments, LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC, (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 12.07% is owned by MetLife Investors USA Insurance Company, 15.17% is owned by MetLife Insurance Company of Connecticut and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 16.9% by MetLife Investors USA Insurance Company and 12.071% by MetLife Insurance Company of Connecticut.

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

            a) 425 MKT, LLC (DE) - 52.5% of 425 MKT, LLC is owned by MetLife 425 MKT Member, LLC and 47.5% is owned by a third party. MetLife 425 MKT Member, LLC is the managing member of 425 MKT, LLC.

                 i) 425 MKT REIT, LLC (DE) - 99.9% of 425 MKT REIT, LLC is owned by 425 MKT, LLC and the remaining 0.1% by third parties.

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i) OFC REIT, LLC (DE) - 99.9% of OFC REIT, LLC is owned by OFC Boston and the remaining 0.1% is owned by third parties.

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investor, LLC is owned by MLIC and 15% is owned by MICC.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MICC.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 5.762% by MICC, 5.762% by MLI USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MICC.

      77.   10700 Wilshire, LLC (DE)

      78.   Viridian Miracle Mile, LLC (DE)

      79.   MetLife Canada Solar ULC (Canada)

      80. MetLife 555 12th Member, LLC (DE) - MetLife 555 12th Member, LLC is owned at 69.4% by MLIC, 20.2% by MICC, 5.4% by GALIC and 5% by MLI USA.

            a) 555 12th, LLC (DE) - 52.5% of 555 12th, LLC is owned by MetLife 555 12th Member, LLC and the remainder by a third party.

                 i)   555 12 REIT, LLC (DE)

O.    MetLife Capital Trust IV (DE)

P. MetLife Insurance Company of Connecticut ("MICC") (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MICC and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MICC.

      8.    MetLife USA Assignment Company (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MICC and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company ("MLI USA") (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MICC and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

      20. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MICC, 22.2% by MLIC and 50% by a third party.

Q.    MetLife Reinsurance Company of South Carolina (SC)

R.    MetLife Investment Management, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Alico Life Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b)   MetLife International PE Fund II, LP (Cayman Islands)

           c) MetLife International HF Partners, LP (Cayman Islands) - The General Partnership Interests of MetLife International HF Partners, LP is held by MetLife Alternatives GP, LLC; 91.49% of the Limited Partnership Interests is owned by MetLife Alico Life Insurance K.K. and 8.51% is owned by MetLife Insurance Company of Korea Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company of Connecticut owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC; MCP SoCal Industrial-Redondo, LLC; MCP SoCal Industrial-Springdale, LLC; MCP SoCal Industrial-Concourse, LLC; MCP SoCal Industrial-Kellwood, LLC; MCP SoCal Industrial-Bernado, LLC; MCP SoCal Industrial-Canyon, LLC; MCP SoCal Industrial-Anaheim, LLC; MCP SoCal Industrial-LAX, LLC; MCP SoCal Industrial-Fullerton, LLC; MCP SoCal Industrial-Ontario, LLC; MCP SoCal Industrial-Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 100 Congress, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP Main Street Village, LLC; MCP Lodge At Lakecrest, LLC; MCP Ashton South End, LLC and MCP 3040 Port Oak, LLC

S.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

T.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

U.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

V.    MetLife Capital Trust X (DE)

W.    Cova Life Management Company (DE)

X.    MetLife Reinsurance Company of Charleston (SC)

Y.    MetLife Reinsurance Company of Vermont (VT)

Z.    Delaware American Life Insurance Company (DE)

AA.   Federal Flood Certification LLC (TX)

AB.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

               b)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii) ALICO European Holdings Limited (Ireland)

                       aa) ZAO Master D (Russia)

                           1) Closed Joint Stock Company MetLife Insurance
                              Company (Russia) - 51% of Closed Joint Stock
                              Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   iii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9836% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by Metropolitan Life Asigurari S.A. and 0.0164% is owned by MetLife Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) MetLife Towarzystwo Ubiezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           a) MetLife Services Sp z.o.o. (Poland)

                           b) MetLife Towartzystwo Funduszy Inwestycyjnych,
                              S.A. (Poland)

                           c) AMPLICO Powszechne Towartzystwo Emerytalne S.A.
                              (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           a) American Life Insurance Company (Cyprus) Limited
                              (Cyprus)

                       pp) ALICO Bulgaria Zhivotozastrahovatelno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Alico Life Insurance Company S.A. (Greece)

                           a) ALICO Mutual Fund Management Company (Greece) -
                              90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by ITAS.

      7.    ALICO Management Services Limited (United Kingdom)

      8. ALICO Trustees U.K. Ltd. (United Kingdom) - 50% of ALICO Trustees U.K. Ltd. is owned by ALICO and the remaining interest is owned by ITAS.

      9. PJSC MetLife (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by ITAS and the remaining 0.0006% is owned by Borderland Investment Limited.

      10.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      11. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      12.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      13. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.9899823% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100106% is owned by ITAS and the remaining interests are owned by third parties.

      14. MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas, SA de CV is owned by ALICO and 0.0002454% is owned by ITAS.

      15. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      16. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      17.   Alpha Properties, Inc. (USA-Delaware)

      18.   Beta Properties, Inc. (USA-Delaware)

      19.   Delta Properties Japan, Inc. (USA-Delaware)

      20.   Epsilon Properties Japan, Inc. (USA-Delaware)

      21.   Iris Properties, Inc. (USA-Delaware)

      22.   Kappa Properties Japan, Inc. (USA-Delaware)

AC.   MetLife Global Benefits, Ltd. (Cayman Islands)

AD. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AE.   MetLife Consumer Services, Inc. (DE)

AF.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS


         As of September 30, 2014, there were 735,226 owners of qualified contracts and 177,191 owners of non-qualified contracts offered by the Registrant (Metropolitan Life Insurance Company Separate Account E).


ITEM 28. INDEMNIFICATION

        UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

        MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors & Officers Liability and Corporate Reimbursement Insurance Policy with a limit of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are also covered under the Financial Institutions Bond as well as under the directors' and officers' liability policy. A provision in Metropolitans by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:


   MetLife of CT Separate Account Eleven for Variable Annuities
   MetLife of CT Separate Account QPN for Variable Annuities
   MetLife of CT Fund UL for Variable Life Insurance,
   MetLife of CT Fund UL III for Variable Life Insurance
   Metropolitan Life Variable Annuity Separate Account II
   Met Investors Series Trust
   MetLife Investors Variable Annuity Account One
   MetLife Investors Variable Life Account One
   MetLife Investors USA Separate Account A
   MetLife Investors USA Variable Life Account A
   First MetLife Investors Variable Annuity Account One
   General American Separate Account Eleven
   General American Separate Account Twenty-Eight
   General American Separate Account Twenty-Nine
   General American Separate Account Two
   Security Equity Separate Account Twenty-Six
   Security Equity Separate Account Twenty-Seven
   Metropolitan Life Separate Account E
   Metropolitan Life Separate Account UL
   Metropolitan Tower Life Separate Account One
   Metropolitan Tower Life Separate Account Two
   Paragon Separate Account A
   Paragon Separate Account B
   Paragon Separate Account C
   Paragon Separate Account D
   Metropolitan Series Fund
   New England Life Retirement Investment Account
   New England Variable Annuity Fund I
   New England Variable Annuity Separate Account
   New England Variable Life Separate Account
   Separate Account No. 13S


(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York,
NY 10036.



NAME AND PRINCIPAL
BUSINESS ADDRESS                        POSITIONS AND OFFICES WITH UNDERWRITER
----------------------------            ----------------------------------------
Elizabeth M. Forget                     Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Paul A. LaPiana                         Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Gerard J. Nigro                         Director and Senior Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Lance Carlson                           President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Kieran R. Mullins                       Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Barbara A. Dare                         Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

John P. Kyne, III                       Vice President and Chief Compliance
Gragg Building                          Officer
11225 North Community House Road
Charlotte, NC 28277

Donald Leintz                           Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

John G. Martinez                        Vice President and Chief Financial
18210 Crane Nest Drive                  Officer
Tampa, FL 33647

Tyla L. Reynolds                        Vice President and Secretary
600 North King Street
Wilmington, DE 19801

Marlene B. Debel                        Treasurer
1095 Avenue of the Americas
New York, NY 10036


(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                                                  (2)
                   (1)                      NET UNDERWRITING         (3)             (4)            (5)
            NAME OF PRINCIPAL                DISCOUNTS AND     COMPENSATION ON    BROKERAGE        OTHER
               UNDERWRITER                    COMMISSIONS         REDEMPTION     COMMISSIONS   COMPENSATION
-----------------------------------------   ----------------   ---------------   -----------   ------------
MetLife Investors Distribution Company        $150,530,898           $0              $0             $0

Item 30. Location of Account and Records.

Metropolitan Life Insurance Company
200 Park Avenue
New York, N.Y. 10166

Item 31. Management Services.

        Not Applicable
Item 32.

        Undertakings.

        (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

        (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

        (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


        (d) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contract.

                                   SIGNATURES

  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 25th day of November, 2014.

                              Metropolitan Life Separate Account E
                              (Registrant)

                              By: Metropolitan Life Insurance Company
                              (Depositor)

                              By:            /s/ Paul G. Cellupica
                                  ----------------------------------------------
                                              Paul G. Cellupica
                                            Chief Counsel, The Americas

                              Metropolitan Life Insurance Company
                              (Depositor)

                              By:             /s/ Paul G. Cellupica
                                  ----------------------------------------------
                                                Paul G. Cellupica
                                              Chief Counsel, The Americas

                                   SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 25, 2014.

              Signature                          Title
              ---------                          -----

                 * Director, Chairman, President and Chief -------------------------------------- Executive Officer
          Steven A. Kandarian

                 * Executive Vice President and -------------------------------------- Chief Financial Officer
            John C.R. Hele


                 *                     Executive Vice President,
-------------------------------------- and Chief Accounting Officer
            Peter M. Carlson

                 *                     Director
--------------------------------------
          Cheryl W. Grise

                 *                     Director
--------------------------------------
          Carlos M. Gutierrez

                 *                     Director
--------------------------------------
          R. Glenn Hubbard

                 *                     Director
--------------------------------------
             John M. Keane

                 *                     Director
--------------------------------------
          Alfred F. Kelly, Jr.

                 *                     Director
--------------------------------------
          William E. Kennard

                 *                     Director
--------------------------------------
            James M. Kilts

                 *                     Director
--------------------------------------
         Catherine R. Kinney

                 *                     Director
--------------------------------------
          Denise M. Morrison

                 *                     Director
--------------------------------------
         Kenton J. Sicchitano

                 *                     Director
--------------------------------------
           Lulu C. Wang

*By:  /s/ Michele H. Abate
      --------------------------------
          Michele H. Abate
          Attorney-in-Fact
          November 25, 2014

* Metropolitan Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File Nos. 333-176654/811-04001) filed as Exhibit 13 on April 10, 2014.

                                 EXHIBIT INDEX

4(o)(i)     Guaranteed Lifetime Withdrawal Benefit Rider 1-4-GLWB-1 (02/15)
4(o)(ii)    Guaranteed Lifetime Withdrawal Benefit Rider (With Death Benefit)
            1-4-GLWDB-1 (02-15)
4(o)(ii)(a) Contract Schedule-Guaranteed Lifetime Withdrawal Benefit Rider
            1-4-CGLWB-1(02-15) (Level)
4(o)(ii)(b) Contract Schedule-Guaranteed Lifetime Withdrawal Benefit Rider (Expedite)
            1-4-CGLWB-1 (02-15)